                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

               Investment Company Act file number      811-09491

                   USAllianz Variable Insurance Products Trust
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

               5701 Golden Hills Dr., Minneapolis, MN 55416-1297
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

        BISYS Fund Services, Inc., 3435 Stelzer Rd., Columbus, OH  43219
       ------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   800-624-0197

Date of fiscal year end:  December 31, 2005

Date of reporting period:  December 31, 2005

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                  USAZ(R) AIM
                                BASIC VALUE FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) AIM BASIC VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) AIM Basic Value Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) AIM Basic Value Fund produced a 5.29% total return. For the same period the Fund's benchmark, the Russell 1000(R) Value Index(1) generated a 7.05% total return.

The Fund's Subadviser seeks to invest in mid- and large-cap stocks that they believe are undervalued relative to the future cash flows of the underlying businesses. The Fund typically holds between 40 to 60 stocks in the portfolio.*

Strong performance from energy stocks helped large-cap value shares generate solid returns during 2005, boosting this Fund's absolute returns. The Fund's gains also got a lift from investments in the health care sector. However, certain stocks in the financial-services, consumer discretionary and industrials sectors detracted from performance.*

The Fund's managers underweighted the energy sector as a whole due to their belief that many stocks in that sector were overpriced. The underweight position in energy stocks hurt performance relative to the benchmark. Although the Fund underperformed against its benchmark index, the Fund did benefit from its investments in shares of oil services companies.*

A rally among certain pharmaceutical stocks helped the Fund's health-care allocation outperform the benchmark's health-care stake, boosting relative gains. These firms made progress in reducing their exposure to drug price inflation, and investors rewarded them with higher share prices.*

Losses at one of the portfolio's large financial stock weightings that resulted from investor concern about accounting restatements influenced the Fund's performance compared to the benchmark. Likewise, poor returns from shares of a major manufacturing conglomerate that experienced slower growth dragged on relative returns.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) AIM BASIC VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Subadviser believes to be undervalued in relation to long-term earning power or other factors.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) AIM Basic Value Fund     Russell 1000(R) Value Index
                 ----------------------------     ---------------------------
5/01/2002                  10000                               10000
                            8940                                9473
                            7130                                7695
12/02                       7636                                8404
                            7166                                7995
                            8637                                9376
                            8997                                9570
12/03                      10158                               10928
                           10479                               11259
                           10689                               11358
                           10158                               11533
12/04                      11259                               12730
                           11079                               12741
                           11229                               12954
                           11509                               13458
12/31/2005                 11855                               13628

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                           SINCE
                                    1           3        INCEPTION
                                   YEAR        YEAR      (5/1/02)
                                   -----      -----      ---------
USAZ(R) AIM Basic Value Fund       5.29%      15.79%        4.75%
Russell 1000(R) Value Index        7.05%      17.49%        8.81%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Value Index is calculated from 4/30/02 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ AIM Basic Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ AIM Basic Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ AIM Basic Value Fund...............    $1,000.00       $1,055.70           $6.22               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ AIM Basic Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ AIM Basic Value Fund...............    $1,000.00       $1,019.16           $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ AIM Basic Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ AIM BASIC VALUE FUND                   NET ASSETS*
   -------------------------                   ------------
   Banking/Financial Services................      16.3%
   Building Products.........................       2.4
   Electronics...............................       6.3
   Health Care...............................      14.4
   Insurance.................................       6.2
   Manufacturing.............................      12.5
   Oil/Gas...................................       8.2
   Pharmaceuticals...........................       4.7
   Retail/Wholesale..........................       8.3
   Services..................................      16.1
   Travel/Entertainment......................       1.7
   Short-Term Investments....................       9.6
                                                  -----
                                                  106.7%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (97.1%):
Banking/Financial Services (16.3%):
   110,100   Bank of New York Company,
               Inc. .....................  $  3,506,685
    83,600   Citigroup, Inc. ............     4,057,108
   109,000   Fannie Mae..................     5,320,290
    96,400   H&R Block, Inc. ............     2,366,620
   160,308   JPMorgan Chase & Co. .......     6,362,624
    53,100   Merrill Lynch & Company,
               Inc. .....................     3,596,463
    69,900   Morgan Stanley..............     3,966,126
                                           ------------
                                             29,175,916
                                           ------------
Building Products (2.4%):
    72,200   Cemex SA de CV, ADR(+)......     4,283,626
                                           ------------
Electronics (6.3%):
   206,650   Computer Associates
               International, Inc. ......     5,825,464
    89,250   Koninklijke Philips
               Electronics NV(+).........     2,775,675
   110,920   Novellus Systems, Inc.*.....     2,675,390
                                           ------------
                                             11,276,529
                                           ------------
Health Care (14.4%):
   126,550   Cardinal Health, Inc. ......     8,700,312
    61,700   HCA, Inc.(+)................     3,115,850
    56,216   McKesson Corp. .............     2,900,183
    59,064   Sanofi-Aventis..............     5,174,129
    97,600   UnitedHealth Group, Inc. ...     6,064,864
                                           ------------
                                             25,955,338
                                           ------------
Insurance (6.2%):
    81,250   ACE, Ltd. ..................     4,342,000
    85,900   Genworth Financial, Inc.,
               Class A...................     2,970,422
    29,000   MGIC Investment Corp. ......     1,908,780
    31,250   Radian Group, Inc. .........     1,830,938
                                           ------------
                                             11,052,140
                                           ------------
Manufacturing (12.5%):
    85,050   American Standard Companies,
               Inc. .....................     3,397,748
   102,000   General Electric Co. .......     3,575,100
    20,700   Lexmark International, Inc.,
               Class A*(+)...............       927,981
    92,600   Masco Corp. ................     2,795,594
    21,300   Parker Hannifin Corp. ......     1,404,948
   263,150   Tyco International, Ltd. ...     7,594,509
    40,900   Unilever NV.................     2,800,561
                                           ------------
                                             22,496,441
                                           ------------
Oil/Gas (8.2%):
   105,700   Halliburton Co. ............     6,549,172
    69,700   Transocean, Inc.*...........     4,857,393
    94,200   Weatherford International,
               Ltd.*.....................     3,410,040
                                           ------------
                                             14,816,605
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Pharmaceuticals (4.7%):
   151,600   Pfizer, Inc. ...............  $  3,535,312
   107,322   Wyeth.......................     4,944,325
                                           ------------
                                              8,479,637
                                           ------------
Retail/Wholesale (8.3%):
   195,050   Gap, Inc. ..................     3,440,682
   184,150   Kroger Co.*.................     3,476,752
    46,424   Molson Coors Brewing Co.,
               Class B(+)................     3,109,944
    99,200   Safeway, Inc.(+)............     2,347,072
    45,900   Target Corp. ...............     2,523,123
                                           ------------
                                             14,897,573
                                           ------------
Services (16.1%):
   217,252   Cendant Corp................     3,747,597
   135,200   Ceridian Corp.*.............     3,359,720
   146,900   First Data Corp.............     6,318,168
   348,250   Interpublic Group of
               Companies, Inc.(+)........     3,360,613
    50,800   Omnicom Group, Inc..........     4,324,604
   146,300   Waste Management, Inc.......     4,440,205
    87,200   Waters Corp.*...............     3,296,160
                                           ------------
                                             28,847,067
                                           ------------
Travel/Entertainment (1.7%):
   130,700   Walt Disney Co.*............     3,132,879
                                           ------------
  Total Common Stocks
    (Cost $145,648,534)                     174,413,751
                                           ------------
DEPOSIT ACCOUNT (3.1%):
 5,598,795   NTRS London Deposit
               Account...................     5,598,795
                                           ------------
  Total Deposit Account
    (Cost $5,598,795)                         5,598,795
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (6.5%):
11,738,265   Northern Trust Institutional
               Liquid Assets Portfolio...    11,738,265
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $11,738,265)                       11,738,265
                                           ------------
  Total Investments
    (Cost $162,985,594)(a)--106.7%          191,750,811
  Liabilities in excess of other
  assets--(6.7)%                            (12,042,975)
                                           ------------
  Net Assets--100.0%                       $179,707,836
                                           ============

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $179,707,836.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $231,344. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $34,345,359
    Unrealized depreciation...................   (5,811,486)
                                                -----------
    Net unrealized appreciation...............  $28,533,873
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     -----------
    United States.............................      84.7%
    Bermuda...................................       4.2
    Netherlands...............................       3.1
    France....................................       2.9
    Cayman Islands............................       2.7
    Mexico....................................       2.4
                                                   -----
                                                   100.0%
                                                   =====

See accompanying notes to the financial statements
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                USAZ AIM
                                                              BASIC VALUE
                                                                  FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $162,985,594
                                                              ============
Investments, at value*......................................  $191,750,811
Foreign currency, at value (cost $103,007)..................       103,083
Dividends receivable........................................       179,378
Receivable for capital shares issued........................         5,987
Receivable for investments sold.............................       642,946
                                                              ------------
  Total Assets..............................................   192,682,205
                                                              ------------

LIABILITIES
Payable for investments purchased...........................     1,011,110
Payable for capital shares redeemed.........................         7,821
Payable for return of collateral received...................    11,738,265
Manager fees payable........................................       123,691
Administration fees payable.................................         9,664
Distribution fees payable...................................        38,176
Other accrued liabilities...................................        45,642
                                                              ------------
  Total Liabilities.........................................    12,974,369
                                                              ------------
NET ASSETS..................................................  $179,707,836
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................  $145,651,287
  Undistributed net investment income.......................       190,049
  Undistributed net realized gains/(losses) on
     investments............................................     5,101,259
  Net unrealized appreciation/(depreciation) on
     investments............................................    28,765,241
                                                              ------------
NET ASSETS..................................................  $179,707,836
                                                              ============
Shares of beneficial interest...............................    15,549,549
Net Asset Value (offering and redemption price per share)...  $      11.56
                                                              ============

------------
*  Includes securities on loan of $11,379,497.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                               USAZ AIM
                                                              BASIC VALUE
                                                                 FUND
                                                              -----------
INVESTMENT INCOME:
Dividends...................................................  $2,328,676
Income from securities lending..............................      12,776
Foreign withholding tax.....................................     (51,352)
                                                              ----------
  Total Investment Income...................................   2,290,100
                                                              ----------
EXPENSES:
Manager fees................................................   1,304,295
Administration fees.........................................     124,033
Distribution fees...........................................     434,765
Audit fees..................................................      14,584
Compliance services fees....................................       4,637
Custodian fees..............................................      24,650
Legal fees..................................................      25,333
Shareholder reports.........................................      25,989
Trustees' fees..............................................      16,110
Recoupment of prior expenses reimbursed by the Manager......      70,235
Other expenses..............................................      41,458
                                                              ----------
  Total expenses before reductions..........................   2,086,089
  Less expenses paid indirectly.............................      (2,525)
                                                              ----------
  Net Expenses..............................................   2,083,564
                                                              ----------
NET INVESTMENT INCOME/(LOSS)................................     206,536
                                                              ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign          5,234,316
  currency..................................................
Change in unrealized appreciation/depreciation on securities   3,514,331
  and foreign currencies....................................
                                                              ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...   8,748,647
                                                              ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $8,955,183
                                                              ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        USAZ AIM
                                                                    BASIC VALUE FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $    206,536    $     (2,571)
  Net realized gains/(losses) on securities and foreign
     currency...............................................     5,234,316       4,534,832
  Change in unrealized appreciation/depreciation on
     securities and foreign currency........................     3,514,331      10,350,066
                                                              ------------    ------------
  Change in net assets resulting from operations............     8,955,183      14,882,327
                                                              ------------    ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains on investments....................    (4,262,478)             --
                                                              ------------    ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (4,262,478)             --
                                                              ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    17,411,077      75,641,881
  Proceeds from dividends reinvested........................     4,262,478              --
  Cost of shares redeemed...................................   (17,149,855)    (11,264,451)
                                                              ------------    ------------
  Change in net assets from capital transactions............     4,523,700      64,377,430
                                                              ------------    ------------
  Change in net assets......................................     9,216,405      79,259,757
NET ASSETS:
  Beginning of period.......................................   170,491,431      91,231,674
                                                              ------------    ------------
  End of period.............................................  $179,707,836    $170,491,431
                                                              ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $    190,049    $        528
                                                              ============    ============
SHARE TRANSACTIONS:
  Shares issued.............................................     1,557,454       7,279,769
  Dividends reinvested......................................       379,900              --
  Shares redeemed...........................................    (1,542,874)     (1,109,665)
                                                              ------------    ------------
  Change in shares..........................................       394,480       6,170,104
                                                              ============    ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED DECEMBER 31,             MAY 1, 2002 TO
                                                    ------------------------------------------    DECEMBER 31,
                                                        2005           2004           2003           2002(A)
                                                    ------------   ------------   ------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  11.25       $  10.15       $  7.63          $ 10.00
                                                      --------       --------       -------          -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................        0.01             --*        (0.01)            0.01
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................        0.58           1.10          2.53            (2.37)
                                                      --------       --------       -------          -------
  Total from Investment Activities................        0.59           1.10          2.52            (2.36)
                                                      --------       --------       -------          -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................          --             --            --            (0.01)
  Net Realized Gains..............................       (0.28)            --            --               --
                                                      --------       --------       -------          -------
  Total Dividends.................................       (0.28)            --            --            (0.01)
                                                      --------       --------       -------          -------
NET ASSET VALUE, END OF PERIOD....................    $  11.56       $  11.25       $ 10.15          $  7.63
                                                      ========       ========       =======          =======
TOTAL RETURN**(b).................................        5.29%         10.84%        33.03%          (23.64)%
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $179,708       $170,491       $91,232          $20,776
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................        0.12%          0.00%        (0.10)%           0.22%
Expenses Before Waivers/Reimbursements***(c)......        1.20%          1.20%         1.28%            2.19%
Expenses Net of Waivers/Reimbursements(c).........        1.20%(d)       1.17%         1.10%            1.10%
Portfolio Turnover Rate(b)........................       18.38%         15.47%        17.11%           13.05%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ AIM Basic Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ AIM Basic Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of securities when certain significant events occur for foreign securities.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ AIM Basic Value Fund...................................  $11,738,265      $11,379,497

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ AIM Basic Value Fund...................................     0.75%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period December 31, 2005, the USAZ AIM Basic Value Fund repaid the manager $70,235 for fees that were previously reimbursed by the manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ AIM Basic Value Fund...................................   $86,591      $29,252

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $13,397 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $28 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ AIM Basic Value Fund...................................  $31,316,839   $31,038,076

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $676,985 related to ordinary income and $3,585,493 related to net long term capital gains. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                      ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                       INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                    -------------   -------------   -----------   ---------------   -----------
   USAZ AIM Basic Value Fund......    $249,981       $5,272,671     $5,522,652      $28,533,897     $34,056,549

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the fiscal year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ AIM Basic Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                                Capital Re Corporation from
   Darien, CT 06820                                                 1995 to December 1999;
                                                                    Retired from J.P. Morgan
                                                                    after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc., a
   Long Lake, MN 55356                                              manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                   Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                              capital fund-of-funds, 9/94
                                                                    to present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                               Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                               information company, 2003                      Hospitality
                                                                    to 2005; Chief Risk                          Energy Capital,
                                                                    Management Officer at Bank                    LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                         Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd Vice
                                                                    President of Mutual Fund
                                                                    Marketing, Fortis Financial
                                                                    Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                                   USAZ(R) AIM
                            INTERNATIONAL EQUITY FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                    Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 9

                             Statement of Operations
                                     Page 10

                       Statements of Changes in Net Assets
                                     Page 11

                              Financial Highlights
                                     Page 12

                        Notes to the Financial Statements
                                     Page 13

             Report of Independent Registered Public Accounting Firm
                                     Page 18

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 19

                     Information about Trustees and Officers
                                     Page 23

                                Other Information
                                     Page 24

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) AIM INTERNATIONAL EQUITY FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) AIM International Equity Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

The USAZ(R) AIM International Equity Fund gained 16.36%, compared to a 13.54% return for its benchmark, the MSCI EAFE Index (1).

This Fund's Subadviser seeks stocks with the potential to produce strong earnings growth, cash flow and returns on capital. The managers' bottom-up security analysis drives the Fund's geographic distribution, within parameters that are designed to ensure geographical diversification.

International stocks performed well during 2005, buoyed by strong corporate profits, healthy global economic growth and attractive valuations. Foreign markets as a whole significantly outperformed the U.S. stock market, despite an appreciating U.S. dollar. Global stocks' strong returns helped this Fund generate solid gains for the period.*

Good security selection helped the Fund's European stock allocation outperform the European stocks represented in the benchmark, boosting the Fund's relative returns. The Fund's performance against the benchmark also benefited from investments in Mexico, Brazil and Canada. Those markets, which are not part of the EAFE, performed very well on the strength of high commodity prices and healthy domestic demand. The countries' currencies were among the few that appreciated against the U.S. dollar, and that trend lifted their stock prices for U.S. investors. Relative performance also benefited from the Fund's stock selection in the energy sector, where the managers found strong growth prospects at reasonable valuations.*

The Fund held an underweight position in Japan, due to the managers' valuation discipline. Japanese stocks generated strong gains, so the relatively small stake weighed somewhat on the Fund's returns relative to its benchmark.*

Although the Fund did outperform its index for the 12-month perid ended December 31, 2005, a few factors hurt the Fund's relative performance during this period. The Fund's stakes in health-care, utilities and industrial stocks slightly lagged those sectors as represented by the benchmark. In industrials, the Fund's zero weighting in aerospace and defense stocks dragged on relative returns, because those stocks posted strong gains during the period. A particular consumer-related U.K. holding suffered from weakening consumer demand and hurt the Fund's absolute returns; the Subadviser eliminated the Fund's position in that stock during the year.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Morgan Stanley Capital International, Europe, Australasia and Far East ("MSCI EAFE") Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) AIM INTERNATIONAL EQUITY FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the Subadviser to have strong earnings momentum.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in othernations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) AIM International Equity Fund    MSCI EAFE Index
                 -------------------------------------    ---------------
5/01/2002                        10000                         10000
                                  9750                          9724
                                  7930                          7805
12/02                             8160                          8308
                                  7690                          7626
                                  8670                          9095
                                  9060                          9835
12/03                            10375                         11514
                                 10846                         12014
                                 10966                         12040
                                 11097                         12006
12/04                            12670                         13846
                                 12751                         13823
                                 12791                         13683
                                 14004                         15103
12/31/2005                       14744                         15720

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                     SINCE
                                                1          3       INCEPTION
                                               YEAR       YEAR      (5/1/02)
                                              -----      ------    ---------
USAZ(R) AIM International Equity Fund         16.36%     21.80%      11.16%
MSCI EAFE Index                               13.54%     23.68%      13.13%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East ("MSCI EAFE") Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/02 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ AIM International Equity Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ AIM International Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ AIM International Equity Fund......    $1,000.00       $1,152.70           $7.81               1.44%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ AIM International Equity Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ AIM International Equity Fund......    $1,000.00       $1,017.95           $7.32               1.44%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ AIM International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ AIM INTERNATIONAL EQUITY FUND          NET ASSETS*
   ----------------------------------          -----------
   Automobiles...............................       4.8%
   Banking/Financial Services................      15.6
   Beverages.................................       3.0
   Chemicals.................................       3.6
   Computers.................................       2.6
   Construction..............................       3.2
   Electronics...............................       7.2
   Food......................................       0.9
   Health Care...............................       2.4
   Insurance.................................       4.4
   Manufacturing.............................       9.2
   Media.....................................       1.1
   Metals/Mining.............................       1.4
   Oil/Gas...................................       9.0
   Pharmaceuticals...........................       3.4
   Real Estate...............................       1.1
   Retail/Wholesale..........................       7.4
   Services..................................       6.0
   Telecommunications........................       1.8
   Tobacco...................................       2.1
   Transportation............................       0.9
   Short-Term Investments....................      25.6
                                                  -----
                                                  116.7%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS (91.1%):
Automobiles (4.8%):
   12,480   Hyundai Motor Co.............  $  1,193,322
   63,000   Nissan Motor Company, Ltd....       642,927
    1,624   Porsche AG*(+)...............     1,163,994
   47,000   Toyota Motor Corp............     2,459,281
   26,750   Volvo AB, B Shares(+)........     1,261,994
   51,500   Yamaha Motor Company,
              Ltd.*......................     1,355,290
                                           ------------
                                              8,076,808
                                           ------------
Banking/Financial Services (15.6%):
   23,053   Allied Irish Banks...........       493,526
  197,561   Anglo Irish Bank Corp.,
              plc........................     3,000,012
  102,339   Banco Santander Central
              Hispano SA*................     1,350,794
   36,024   BNP Paribas SA*..............     2,914,853
3,320,000   China Construction Bank*.....     1,155,673
   29,200   Credit Suisse Group*.........     1,489,007
  112,000   DBS Group Holdings, Ltd.*....     1,111,426
   23,200   HDFC Bank, Ltd. ADR*.........     1,180,880
   24,475   ING Groep NV.................       848,790
   21,813   KBC
            Bankverzekeringsholding*(+)...    2,030,185
   16,100   Kookmin Bank.................     1,205,205
      124   Mizuho Financial Group,
              Inc.*......................       979,535
    5,100   ORIX Corp.*..................     1,316,635
   50,176   OTP Bank Rt.*................     1,642,837
   16,796   Societe Generale*............     2,065,906
   77,690   Standard Bank Group, Ltd.....       931,384
   28,307   UBS AG, Registered Shares*...     2,696,058
                                           ------------
                                             26,412,706
                                           ------------
Beverages (3.0%):
   29,366   Companhia de Bebidas das
              Americas, ADR*.............     1,117,376
   51,796   InBev NV.....................     2,253,016
    9,847   Pernod-Richard SA............     1,718,165
                                           ------------
                                              5,088,557
                                           ------------
Chemicals (3.6%):
   35,178   DSM NV(+)....................     1,436,527
   16,314   Henkel KGaA*(+)..............     1,640,533
   24,069   Syngenta AG*(+)..............     2,995,966
                                           ------------
                                              6,073,026
                                           ------------
Computers (2.6%):
  235,804   Hon Hai Precision Industry
              Company, Ltd...............     1,294,718
   38,800   Infosys Technologies, Ltd.,
              ADR*(+)....................     3,137,368
                                           ------------
                                              4,432,086
                                           ------------
Construction (3.2%):
   38,851   Actividades de Construccion y
              Servicios, SA*.............     1,251,375
   25,399   Bouygues SA(+)...............     1,241,744
   33,788   Vinci SA(+)..................     2,904,464
                                           ------------
                                              5,397,583
                                           ------------

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Electronics (7.2%):
   18,700   Canon, Inc...................  $  1,099,751
   19,100   FANUC, Ltd...................     1,636,048
   56,000   Hoya Corp....................     2,025,144
    6,000   Keyence Corp.*...............     1,722,810
   38,000   Matsushita Electric
              Industrial Company, Ltd....       735,675
   79,000   MediaTek, Inc................       920,761
   19,100   Nidec Corp., When Issued.....     1,643,585
    2,290   Samsung Electronics Company,
              Ltd........................     1,476,362
   96,660   Taiwan Semiconductor
              Manufacturing Company,
              Ltd., ADR*.................       957,901
                                           ------------
                                             12,218,037
                                           ------------
Food (0.9%):
    4,925   Nestle SA, Registered
              Shares.....................     1,471,118
                                           ------------
Health Care (2.4%):
   16,787   Roche Holding AG*............     2,521,569
   17,662   Sanofi-Aventis*..............     1,547,228
                                           ------------
                                              4,068,797
                                           ------------
Insurance (4.4%):
  117,430   Aviva plc....................     1,424,138
   42,741   Axa..........................     1,381,072
   38,060   Manulife Financial Corp......     2,235,722
  240,500   Ping An Insurance (Group)
              Company of China, Ltd......       444,577
   38,077   Power Corporation of
              Canada(+)..................     1,037,272
   72,242   QBE Insurance Group,
              Ltd.(+)....................     1,033,150
                                           ------------
                                              7,555,931
                                           ------------
Manufacturing (9.2%):
   37,900   Atlas Copco AB, Class A(+)...       845,069
   10,210   Continental AG*(+)...........       904,291
   48,018   CRH plc......................     1,411,895
   23,600   Daewoo Shipbuilding & Marine
              Engineering Company,
              Ltd........................       638,486
   55,400   JSR Corp.(+).................     1,451,630
   24,362   MAN AG*(+)...................     1,299,994
   17,600   Nitto Denko Corp.............     1,367,388
    5,383   Puma AG Rudolf Dassler
              Sport*(+)..................     1,571,900
   53,844   Reckitt Benckiser plc........     1,776,367
2,300,000   Shanghai Electric Group
              Company, Ltd.*.............       787,765
    5,700   SMC Corp.....................       821,010
   53,900   Suzuki Motor Corp............     1,006,001
   33,500   Takeda Chemical Industries,
              Ltd........................     1,808,522
                                           ------------
                                             15,690,318
                                           ------------
Media (1.1%):
   62,175   Vivendi Universal SA*(+).....     1,953,165
                                           ------------
Metals/Mining (1.4%):
  145,440   BHP Billiton Ltd.(+).........     2,428,863
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Oil/Gas (9.0%):
   61,740   BP plc.......................  $    660,882
   29,510   Canadian Natural Resources,
              Ltd........................     1,463,312
   25,404   Encana Corp..................     1,148,885
  110,846   Eni SpA*.....................     3,090,810
   13,886   Lukoil, ADR*.................       821,663
   22,219   OMV AG*......................     1,295,009
   12,122   Petroleo Brasileiro SA,
              ADR*.......................       780,293
   33,317   Suncor Energy, Inc...........     2,101,878
   15,687   Technip SA*(+)...............       951,401
   12,133   Total SA*(+).................     3,053,098
                                           ------------
                                             15,367,231
                                           ------------
Pharmaceuticals (3.4%):
   46,100   Astellas Pharma, Inc.........     1,788,804
   13,404   Merck KGaA*(+)...............     1,112,142
  121,174   Shire plc....................     1,550,869
   32,024   Teva Pharmaceutical
              Industries, Ltd.,
              ADR*(+)....................     1,377,352
                                           ------------
                                              5,829,167
                                           ------------
Real Estate (1.1%):
  106,000   Cheung Kong (Holdings),
              Ltd........................     1,084,903
   75,000   Sun Hung Kai Properties,
              Ltd.(+)....................       729,892
                                           ------------
                                              1,814,795
                                           ------------
Retail/Wholesale (7.4%):
    8,565   Adidas-Salomon AG*...........     1,624,376
   57,950   Compagnie Financiere
              Richemont AG*(+)...........     2,523,611
   80,202   Enterprise Inns plc..........     1,292,404
  140,000   Esprit Holdings, Ltd.........       997,131
   45,814   Industria de Diseno Textil
              SA.........................     1,493,939
   26,400   Shoppers Drug Mart
              Corp.(b)...................       999,029
  343,086   Tesco plc....................     1,955,032
  296,400   Wal-Mart de Mexico SA de CV,
              Series V*..................     1,645,505
                                           ------------
                                             12,531,027
                                           ------------
Services (6.0%):
  113,958   Brambles Industries,
              Ltd.(+)....................       847,150
  138,576   Capita Group plc.............       993,076
   15,007   Grupo Ferrovial SA...........     1,040,546
    9,262   Grupo Televisa SA, ADR*(+)...       745,591
  116,000   Hutchison Whampoa, Ltd. .....     1,102,020
  286,695   International Power plc......     1,181,166
  160,000   Keppel Corporation, Ltd.*....     1,060,798
   60,010   OPAP SA......................     2,065,838
   25,771   Veolia Environment...........     1,167,554
                                           ------------
                                             10,203,739
                                           ------------

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Telecommunications (1.8%):
   55,431   America Movil SA de CV, ADR,
              Series L*..................  $  1,621,911
1,225,000   PT Telekomunikasi
              Indonesia..................       734,159
  348,940   Vodafone Group plc...........       753,336
                                           ------------
                                              3,109,406
                                           ------------
Tobacco (2.1%):
   93,021   Imperial Tobacco Group plc...     2,777,239
   60,200   Swedish Match AB.............       709,036
                                           ------------
                                              3,486,275
                                           ------------
Transportation (0.9%):
   19,936   Canadian National Railway
              Co.........................     1,597,693
                                           ------------
  Total Common Stocks
    (Cost $128,785,540)                     154,806,328
                                           ------------
DEPOSIT ACCOUNT (7.8%):
13,217,365.. NTRS London Deposit
            Account......................    13,217,365
                                           ------------
  Total Deposit Account
    (Cost $13,217,365)                       13,217,365
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (17.8%):
30,332,997.. Northern Trust Institutional
            Liquid Assets Portfolio......    30,332,997
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $30,332,997)                       30,332,997
                                           ------------
  Total Investments
    (Cost $172,335,902)(a)--116.7%          198,356,690
  Liabilities in excess of other
assets--(16.7)%                             (28,359,321)
                                           ------------
  Net Assets--100.0%                       $169,997,369
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $169,997,369.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $60,533. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $26,261,727
    Unrealized depreciation...................     (301,472)
                                                -----------
    Net unrealized appreciation...............  $25,960,255
                                                ===========

(b) Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. Only a portion of these shares are restricted. The Manager has deemed this portion to be liquid based on procedures approved by the Board of Trustees.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                   UNREALIZED
                                                                 DELIVERY   CONTRACT     FAIR     APPRECIATION/
                                                                   DATE      AMOUNT     VALUE     DEPRECIATION
                                                                 --------   --------   --------   -------------
   SHORT
   Receive US Dollars in exchange for 620,529 Swiss Francs.....  01/03/06.. $470,811   $472,540      $(1,729)
   LONG
   Deliver US Dollars in exchange for 32,361 British Pounds....  01/03/06..  55,726      55,664          (62)
   Deliver US Dollars in exchange for 5,190 British Pounds.....  01/04/06..   8,931       8,926           (5)

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  The following represents the concentrations by country of risk as of December 31, 2005 based upon the total fair value of investments.

   COUNTRY                                     PERCENTAGE
   -------                                     ----------
   Japan.....................................     14.1%
   France....................................     12.3
   United Kingdom............................      8.5
   Switzerland...............................      8.1
   United States.............................      7.9
   Canada....................................      6.3
   Germany...................................      5.6
   Spain.....................................      3.1
   Ireland...................................      2.9
   Korea.....................................      2.7
   Australia.................................      2.6
   Belgium...................................      2.6
   Hong Kong.................................      2.6
   India.....................................      2.6
   Mexico....................................      2.4
   Taiwan....................................      1.9
   Italy.....................................      1.8
   Sweden....................................      1.7
   Netherlands...............................      1.4
   Singapore.................................      1.3
   China.....................................      1.2
   Greece....................................      1.2
   Brazil....................................      1.1
   Hungary...................................      1.0
   Austria...................................      0.8
   Israel....................................      0.8
   South Africa..............................      0.6
   Russian Federation........................      0.5
   Indonesia.................................      0.4
                                                 -----
                                                 100.0%
                                                 =====

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                USAZ AIM
                                                              INTERNATIONAL
                                                                 EQUITY
                                                                  FUND
                                                              -------------
ASSETS
Investments, at cost........................................  $172,335,902
                                                              ============
Investments, at value*......................................  $198,356,690
Foreign currency, at value (cost $1,317,132)................     1,330,650
Interest and dividends receivable...........................       141,035
Receivable for capital shares issued........................       912,450
Reclaim receivable..........................................        18,287
                                                              ------------
  Total Assets..............................................   200,759,112
                                                              ------------

LIABILITIES
Payable for investments purchased...........................       152,517
Payable for capital shares redeemed.........................           101
Payable for forward foreign currency contracts..............         1,796
Payable for return of collateral received...................    30,332,997
Manager fees payable........................................       121,545
Administration fees payable.................................        10,631
Distribution fees payable...................................        34,142
Other accrued liabilities...................................       108,014
                                                              ------------
  Total Liabilities.........................................    30,761,743
                                                              ------------
NET ASSETS..................................................  $169,997,369
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................  $140,863,923
  Undistributed net investment income.......................       500,945
  Undistributed net realized gains/(losses) on
     investments............................................     2,601,959
  Net unrealized appreciation/(depreciation) on
     investments............................................    26,030,542
                                                              ------------

NET ASSETS..................................................  $169,997,369
                                                              ============
Shares of beneficial interest...............................    11,667,209
Net Asset Value (offering and redemption price per share)...  $      14.57
                                                              ============

------------
*   Includes securities on loan of $29,470,981.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                USAZ AIM
                                                              INTERNATIONAL
                                                                 EQUITY
                                                                  FUND
                                                              -------------
INVESTMENT INCOME:
Interest....................................................   $     3,813
Dividends...................................................     2,096,888
Income from securities lending..............................        33,829
Foreign withholding tax.....................................      (184,354)
                                                               -----------
  Total Investment Income...................................     1,950,176
                                                               -----------
EXPENSES:
Manager fees................................................       896,971
Administration fees.........................................        69,251
Distribution fees...........................................       249,158
Compliance services fees....................................         2,554
Custodian fees..............................................       182,742
Shareholder reports.........................................        20,442
Other expenses..............................................        78,174
                                                               -----------
  Total expenses before reductions..........................     1,499,292
  Less expenses waived/reimbursed by the Manager............       (54,174)
  Less expenses paid indirectly.............................       (16,038)
                                                               -----------
  Net Expenses..............................................     1,429,080
                                                               -----------
NET INVESTMENT INCOME/(LOSS)................................       521,096
                                                               -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................     2,656,785
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................    15,416,487
                                                               -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...    18,073,272
                                                               -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $18,594,368
                                                               ===========

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       USAZ AIM
                                                               INTERNATIONAL EQUITY FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $    521,096   $   131,651
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................     2,656,785     1,219,161
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................    15,416,487     6,925,709
                                                              ------------   -----------
  Change in net assets resulting from operations:...........    18,594,368     8,276,521
                                                              ------------   -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (277,861)           --
  From net realized gains on investments....................      (935,448)           --
                                                              ------------   -----------
  Change in net assets resulting from dividends to
     shareholders...........................................    (1,213,309)           --
                                                              ------------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   106,799,913    31,481,418
  Proceeds from dividends reinvested........................     1,213,309        52,457
  Cost of shares redeemed...................................   (12,532,192)   (4,470,463)
                                                              ------------   -----------
  Change in net assets from capital transactions............    95,481,030    27,063,412
                                                              ------------   -----------
  Change in net assets......................................   112,862,089    35,339,933
NET ASSETS:
  Beginning of period.......................................    57,135,280    21,795,347
                                                              ------------   -----------
  End of period.............................................  $169,997,369   $57,135,280
                                                              ============   ===========
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $    500,945   $   240,592
                                                              ============   ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     8,023,487     2,827,147
  Dividends reinvested......................................        87,794         5,068
  Shares redeemed...........................................      (963,872)     (418,233)
                                                              ------------   -----------
  Change in shares..........................................     7,147,409     2,413,982
                                                              ============   ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,       MAY 1, 2002 TO
                                                ------------------------------    DECEMBER 31,
                                                  2005        2004      2003        2002(A)
                                                --------     -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $  12.64     $ 10.35   $  8.16       $10.00
                                                --------     -------   -------       ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)................      0.02        0.03      0.01        (0.01)
  Net Realized and Unrealized Gains/(Losses)
     on Investments...........................      2.04        2.26      2.20        (1.83)
                                                --------     -------   -------       ------
  Total from Investment Activities............      2.06        2.29      2.21        (1.84)
                                                --------     -------   -------       ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.......................     (0.03)         --     (0.02)          --
  Net Realized Gains..........................     (0.10)         --        --           --
                                                --------     -------   -------       ------
  Total Dividends.............................     (0.13)         --     (0.02)          --
                                                --------     -------   -------       ------
NET ASSET VALUE, END OF PERIOD................  $  14.57     $ 12.64   $ 10.35       $ 8.16
                                                ========     =======   =======       ======
TOTAL RETURN*(b)..............................     16.36%      22.13%    27.14%      (18.40)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net Assets, End of Period ($000's)............  $169,997     $57,135   $21,795       $8,298
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...........................      0.52%       0.38%     0.24%       (0.16)%
Expenses Before Waivers/Reimbursements**(c)...      1.50%       1.79%     2.15%        3.70%
Expenses Net of Waivers/Reimbursements(c).....      1.43%(d)    1.40%     1.25%        1.25%
Portfolio Turnover Rate(b)....................     34.54%      48.64%    83.36%       74.30%

------------
* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) The net expense ratio, prior to expenses paid indirectly, was 1.45%.

See accompanying notes to the financial statements.
 12

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ AIM International Equity Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ AIM International Equity Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ AIM International Equity Fund..........................  $31,005,460      $29,470,981

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio and the non-cash collateral represented a U.S. Treasury Inflation-Index Note at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ AIM International Equity Fund..........................     0.90%          1.45%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007   12/31/2008
                                                                 ----------   ----------   ----------
   USAZ AIM International Equity Fund..........................   $125,195     $131,926     $54,174

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are based on $50,000 for each Fund and the Administration is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $6,494 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $2,053 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ AIM International Equity Fund..........................  $116,542,320   $31,850,415

5. RESTRICTED SECURITIES

  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2005, the Fund held restricted securities representing 0.04% of net assets. The restricted securities held as of December 31, 2005 are identified below and were deemed liquid based on procedures approved by the Board of
  Trustees:

                                                                 ACQUISITION   ACQUISITION
   SECURITY                                                         DATE          COST       FAIR VALUE
   --------                                                      -----------   -----------   ----------
   Shoppers Drug Mart Corp. ...................................  12/12/2004      $32,127      $65,970

6. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $277,861 related to ordinary income and $935,448 related to net long term capital gains and the year ended December 31, 2004 was $52,457 related to ordinary income. Total distributions paid may differ from the statement of changes in the net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                  ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                   INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                -------------   -------------   -----------   ---------------   -----------
   USAZ AIM International
     Equity Fund..............    $499,149       $2,662,492     $3,161,641      $25,971,805     $29,133,446

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ AIM International Equity Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH          TERM OF                                      OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH OF                                  USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP           TIME           PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST         SERVED***         DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of           30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General             30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview        30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment          30        Connecticut Water
   61                                                              Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                  for Public Giving from
   Essex, CT 06426                                                 September 2000 to January
                                                                   2003; Chairman, Chief
                                                                   Executive and President of
                                                                   Conning Corp. from September
                                                                   1999 to March 2000;
                                                                   Investment Consultant from
                                                                   1997 to September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003 to                    Hospitality
                                                                   2005; Chief Risk Management                   Energy Capital,
                                                                   Officer at Bank of Bermuda,                    LLC Advisory
                                                                   Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH          TERM OF                                      OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH OF                                  USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP           TIME           PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST         SERVED***         DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,             30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to present.
                                                                   Senior Vice President and
                                                                   Chief Financial Officer,
                                                                   USAllianz Investor Services,
                                                                   LLC and Vice President,
                                                                   Allianz Life from July 1999
                                                                   to August 2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.USAllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.       ANNRPT 1205 2/06

                                USAZ(R) DAVIS NY
                                  VENTURE FUND
                                 ANNUAL REPORT
                                DECEMBER 31,2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page l

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                    Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) DAVIS NY VENTURE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended the USAZ(R) Davis NY Venture Fund gained 9.68%. That compared to a 7.05% return for its benchmark, the Russell 1000(R) Value Index(1).

This Fund's Subadviser employs a bottom-up stock picking strategy with a long-term focus, and does not attempt to construct a portfolio that resembles the benchmark. The managers typically hold about 70% of the Fund's assets in shares of high-quality blue chip firms, which they buy when the stocks trade at a discount to management's estimation of their value. Roughly 15% of the Fund's assets is allocated to stocks of less well-known companies that offer attractive valuations, strong competitive advantages and shareholder-friendly management. The final portion of the Fund's assets typically is invested in stocks that trade at a sizable discount to management's perception of their value -- often because of short-term controversy.*

This Fund's managers emphasize attractively valued shares of well-managed firms with durable business models. Investors generally favored such stocks during 2005, and the Fund's returns benefited. The Fund's absolute performance also got lift from the long rally in energy stocks.*

Stock selection drove the Fund's superior relative performance. The Fund managers' emphasis on shares of energy firms with managers that reallocate capital wisely helped the Fund's energy holdings outperform the benchmark's energy allocation. Shares of a large consumer-oriented company and an auto insurer also had a significant positive impact on the Fund's relative performance.*

Weak performance at a handful of individual holdings reduced the Fund's relative gains. Shares of a large industrial conglomerate suffered after its growth moderated, while stocks of a cable firm and a computer peripherals maker also slid. Those developments weighed on returns against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) DAVIS NY VENTURE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests the majority of its assets in equity securities issued by large companies with market capitalization of at least $10 billion that the Subadviser believes are of high quality.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) Davis NY Venture Fund    Russell 1000(R) Value Index
                 -----------------------------    ---------------------------
11/05/2001                 10000                             10000
12/01                      10467                             10831
                           10573                             11274
                            8977                             10313
                            7407                              8377
12/02                       7936                              9149
                            7701                              8704
                            8980                             10208
                            9197                             10419
12/03                      10271                             11897
                           10575                             12257
                           10621                             12365
                           10499                             12556
12/04                      11356                             13859
                           11315                             13871
                           11529                             14104
                           12009                             14651
12/31/2005                 12455                             14837

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                 SINCE
                                             1         3       INCEPTION
                                            YEAR      YEAR     (11/5/01)
                                           ------   --------   ----------
USAZ(R) Davis NY Venture Fund               9.68%    16.21%      5.43%
Russell 1000(R) Value Index                 7.05%    17.49       9.48%(+)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Value index is calculated from 11/1/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Davis NY Venture Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Davis NY Venture Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Davis NY Venture Fund..............    $1,000.00       $1,080.30           $6.29               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Davis NY Venture Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Davis NY Venture Fund..............    $1,000.00       $1,019.16           $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Davis NY Venture Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ DAVIS NY VENTURE FUND                  NET ASSETS*
   --------------------------                  -----------
   Banking & Financial Services..............      27.4%
   Computers.................................       3.5
   E-Commerce................................       0.4
   Health Care...............................       3.3
   Insurance.................................      16.4
   Manufacturing.............................       8.7
   Media.....................................       3.5
   Oil & Gas.................................      10.6
   Real Estate Investment Trusts.............       1.6
   Retail....................................      14.3
   Services..................................       3.0
   Telecommunications........................       1.3
   Short-Term Investments....................      23.5
                                                  -----
                                                  117.5%
                                                  =====

   * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (94.0%):
Banking & Financial Services (27.4%):
   367,500   American Express Co. .......  $ 18,911,549
    88,300   Ameriprise Financial,
               Inc. .....................     3,620,300
   202,400   Citigroup, Inc. ............     9,822,472
    37,100   Commerce Bancorp, Inc.(+)...     1,276,611
    60,000   Fifth Third Bancorp(+)......     2,263,200
   161,600   Golden West Financial
               Corp.(+)..................    10,665,600
   188,300   H&R Block, Inc. ............     4,622,765
   539,743   HSBC Holdings plc...........     8,662,609
   305,536   JPMorgan Chase & Co. .......    12,126,724
    76,600   Lloyds TSB Group plc,
               ADR(+)....................     2,589,080
    91,100   Moodys Corp. ...............     5,595,362
    39,600   Morgan Stanley..............     2,246,904
    27,700   Principal Financial Group,
               Inc. .....................     1,313,811
    20,700   State Street Corp.(+).......     1,147,608
   168,000   Wells Fargo & Co. ..........    10,555,440
                                           ------------
                                             95,420,035
                                           ------------
Computers (3.5%):
   108,006   Dell, Inc.*.................     3,239,100
    68,200   Hewlett-Packard Co. ........     1,952,566
    63,900   Lexmark International, Inc.,
               Class A*(+)...............     2,864,637
   156,200   Microsoft Corp. ............     4,084,630
                                           ------------
                                             12,140,933
                                           ------------
E-Commerce (0.4%):
    24,400   Expedia, Inc*(+)............       584,624
    24,300   IAC/InterActiveCorp*(+).....       687,933
                                           ------------
                                              1,272,557
                                           ------------
Health Care (3.3%):
    52,100   Cardinal Health, Inc.(+)....     3,581,875
    74,500   Caremark Rx, Inc.*..........     3,858,355
    82,200   HCA, Inc.(+)................     4,151,100
                                           ------------
                                             11,591,330
                                           ------------
Insurance (16.4%):
   246,700   American International
               Group, Inc. ..............    16,832,341
    88,400   Aon Corp.(+)................     3,177,980
       118   Berkshire Hathaway, Inc.,
               Class A*..................    10,457,160
       141   Berkshire Hathaway, Inc.,
               Class B*..................       413,906
    16,500   Chubb Corp. ................     1,611,225
     6,200   Everest Re Group, Ltd.(+)...       622,170
    67,000   Loews Corp. ................     6,354,950
       800   Markel Corp.*(+)............       253,640
    88,600   Marsh & McLennan Companies,
               Inc. .....................     2,813,936
    87,900   Progressive Corp.(+)........    10,264,962
    15,700   Sun Life Financial,
               Inc.(+)...................       630,041
    56,400   Transatlantic Holdings,
               Inc.(+)...................     3,790,080
                                           ------------
                                             57,222,391
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Manufacturing (8.7%):
    65,900   Harley-Davidson, Inc.(+)....  $  3,393,191
    44,000   Martin Marietta Materials,
               Inc.(+)...................     3,375,680
   120,100   Sealed Air Corp.*(+)........     6,746,017
   470,100   Tyco International,
               Ltd.(+)...................    13,567,086
    46,700   Vulcan Materials Co. .......     3,163,925
                                           ------------
                                             30,245,899
                                           ------------
Media (3.5%):
   286,300   Comcast Corp., Class
               A*(+).....................     7,355,047
    16,800   Gannett Company, Inc.(+)....     1,017,576
    37,900   Lagardere S.C.A.............     2,916,291
    18,400   WPP Group plc, ADR(+).......       993,600
                                           ------------
                                             12,282,514
                                           ------------
Oil & Gas (10.6%):
   166,600   ConocoPhillips..............     9,692,788
   151,000   Devon Energy Corp...........     9,443,540
   122,300   EOG Resources, Inc..........     8,973,151
    70,000   Occidental Petroleum
               Corp......................     5,591,600
    45,200   Transocean, Inc.*(+)........     3,149,988
                                           ------------
                                             36,851,067
                                           ------------
Real Estate Investment Trusts (1.6%):
     8,700   CenterPoint Properties
               Trust(+)..................       430,476
   111,300   General Growth Properties,
               Inc.(+)...................     5,229,987
                                           ------------
                                              5,660,463
                                           ------------
Retail (14.3%):
   252,000   Altria Group, Inc...........    18,829,439
   101,700   Avon Products, Inc..........     2,903,535
   252,100   Costco Wholesale Corp.......    12,471,387
    76,800   Diageo plc, ADR(+)..........     4,477,440
    81,476   Heineken Holding NV.........     2,393,179
    56,900   Hershey Co..................     3,143,725
     9,092   Hunter Douglas..............       494,671
   106,500   Wal-Mart Stores, Inc........     4,984,200
                                           ------------
                                             49,697,576
                                           ------------
Services (3.0%):
   564,000   China Merchants Holdings
               International Company,
               Ltd.......................     1,222,590
   496,000   Cosco Pacific, Ltd.(+)......       905,630
   120,200   Iron Mountain, Inc.*(+).....     5,074,844
     3,480   Kuehne & Nagel International
               AG, Registered Shares.....       982,331
    31,600   United Parcel Service, Inc.,
               Class B...................     2,374,740
                                           ------------
                                             10,560,135
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Telecommunications (1.3%):
    50,200   Nokia Oyj Corp., ADR........  $    918,660
    11,550   NTL, Inc.*(+)...............       786,324
    61,500   SK Telecom Company, Ltd.,
               ADR.......................     1,247,835
    60,400   Telewest Global, Inc.*(+)...     1,438,728
                                           ------------
                                              4,391,547
                                           ------------
  Total Common Stocks
    (Cost $290,987,993)                     327,336,447
                                           ------------
DEPOSIT ACCOUNT (5.7%):
19,794,296   NTRS London Deposit
               Account...................    19,794,296
                                           ------------
  Total Deposit Account
    (Cost $19,794,296)                       19,794,296
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COLLATERAL FOR SECURITIES ON LOAN (17.8%):
61,923,673   Northern Trust Institutional
               Liquid Assets Portfolio...  $ 61,923,673
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $61,923,673)                       61,923,673
                                           ------------
  Total Investments
    (Cost $372,705,962)(a)--117.5%          409,054,416
  Liabilities in excess of other
assets--(17.5)%                            (61,018,588)
                                           ------------
  Net Assets--100.0%                       $348,035,828
                                           ============

------------
Percentages indicated are based on net assets of $348,035,828.

*  Non-income producing security.
(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $104,851. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $41,757,440
    Unrealized depreciation...................   (5,513,837)
                                                -----------
    Net unrealized appreciation...............  $36,243,603
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     86.7%
    United Kingdom............................      4.9
    Bermuda...................................      4.1
    Cayman Islands............................      0.9
    France....................................      0.8
    Netherlands...............................      0.8
    Hong Kong.................................      0.6
    Korea.....................................      0.4
    Finland...................................      0.3
    Switzerland...............................      0.3
    Canada....................................      0.2
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                  USAZ
                                                                DAVIS NY
                                                                VENTURE
                                                                  FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $372,705,962
                                                              ============
Investments, at value*......................................  $409,054,416
Dividends receivable........................................       538,305
Receivable for capital shares issued........................     1,003,001
Reclaim receivable..........................................         2,174
                                                              ------------
  Total Assets..............................................   410,597,896
                                                              ------------

LIABILITIES
Payable for investments purchased...........................       235,343
Payable for return of collateral received...................    61,923,673
Manager fees payable........................................       232,634
Administration fees payable.................................        18,405
Distribution fees payable...................................        72,698
Other accrued liabilities...................................        79,315
                                                              ------------
  Total Liabilities.........................................    62,562,068
                                                              ------------
NET ASSETS..................................................  $348,035,828
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................  $310,927,966
  Undistributed net investment income/(loss)................     1,269,494
  Undistributed net realized gains/(losses) on
     investments............................................      (510,014)
  Net unrealized appreciation/(depreciation) on
     investments............................................    36,348,382
                                                              ------------
NET ASSETS..................................................  $348,035,828
                                                              ============
Shares of beneficial interest...............................    29,027,680
Net Asset Value (offering and redemption price per share)...  $      11.99
                                                              ============

------------

*    Includes securities on loan of $60,261,987.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 USAZ
                                                               DAVIS NY
                                                                VENTURE
                                                                 FUND
                                                              -----------
INVESTMENT INCOME:
Dividends...................................................  $ 4,125,788
Foreign tax withholding.....................................      (19,012)
Income from securities lending..............................       20,627
                                                              -----------
  Total Investment Income...................................    4,127,403
                                                              -----------
EXPENSES:
Manager fees................................................    1,780,830
Administration fees.........................................      166,040
Distribution fees...........................................      593,610
Audit fees..................................................       21,169
Compliance services fees....................................        5,342
Custodian fees..............................................       33,885
Legal fees..................................................       28,002
Shareholder reports.........................................       44,281
Trustees' fees..............................................       19,253
Recoupment of prior expenses reimbursed by the Manager......      109,437
Other expenses..............................................       47,482
                                                              -----------
  Total expenses before reductions..........................    2,849,331
  Less expenses paid indirectly.............................       (4,628)
                                                              -----------
  Net Expenses..............................................    2,844,703
                                                              -----------
NET INVESTMENT INCOME/(LOSS)................................    1,282,700
                                                              -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................     (406,776)
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................   24,584,011
                                                              -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...   24,177,235
                                                              -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $25,459,935
                                                              ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              USAZ DAVIS NY VENTURE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  1,282,700   $    546,655
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................      (406,776)     5,910,301
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................    24,584,011      5,028,279
                                                              ------------   ------------
  Change in net assets resulting from operations:...........    25,459,935     11,485,235
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (321,477)      (194,943)
  From net realized gains...................................    (4,823,783)            --
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (5,145,260)      (194,943)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   181,446,120     96,049,024
  Proceeds from dividends reinvested........................     5,145,252        286,511
  Cost of shares redeemed...................................   (11,340,180)    (4,153,430)
                                                              ------------   ------------
  Change in net assets from capital transactions............   175,251,192     92,182,105
                                                              ------------   ------------
  Change in net assets......................................   195,565,867    103,472,397
NET ASSETS:
  Beginning of period.......................................   152,469,961     48,997,564
                                                              ------------   ------------
  End of period.............................................  $348,035,828   $152,469,961
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $  1,269,494   $    321,477
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................    15,888,425      9,235,848
  Dividends reinvested......................................       445,091         27,851
  Shares redeemed...........................................    (1,010,976)      (407,425)
                                                              ------------   ------------
  Change in shares..........................................    15,322,540      8,856,274
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
FINANCIAL HIGHLIGHTS

                                                                                              NOVEMBER 5,
                                                            YEAR ENDED DECEMBER 31,             2001 TO
                                                    ---------------------------------------   DECEMBER 31,
                                                      2005       2004      2003      2002       2001(A)
                                                    --------   --------   -------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  11.13   $  10.10   $  7.86   $ 10.45      $10.00
                                                    --------   --------   -------   -------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................      0.03       0.06      0.06      0.07        0.02
  Net Realized and Unrealized Gains/(Losses) on
    Investments...................................      1.04       1.00      2.24     (2.58)       0.45
                                                    --------   --------   -------   -------      ------
  Total from Investment Activities................      1.07       1.06      2.30     (2.51)       0.47
                                                    --------   --------   -------   -------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.01)     (0.03)    (0.06)    (0.07)      (0.02)
  Net Realized Gains..............................     (0.20)        --        --     (0.01)         --
                                                    --------   --------   -------   -------      ------
  Total Dividends.................................     (0.21)     (0.03)    (0.06)    (0.08)      (0.02)
                                                    --------   --------   -------   -------      ------
NET ASSET VALUE, END OF PERIOD....................  $  11.99   $  11.13   $ 10.10   $  7.86      $10.45
                                                    ========   ========   =======   =======      ======
TOTAL RETURN*(b)..................................      9.68%     10.56%    29.43%   (24.18)%      4.67%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $348,036   $152,470   $48,998   $15,988      $8,602
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................      0.54%      0.65%     0.80%     0.83%       1.06%
Expenses Before Waivers/ Reimbursements**(c)......      1.20%      1.20%     1.39%     2.18%       3.28%
Expenses Net of Waivers/Reimbursements(c).........      1.20%(d)     1.18%    1.10%    1.10%       1.09%
Portfolio Turnover Rate(b)........................      3.62%     57.45%    21.56%    58.40%       8.63%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Davis NY Venture Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the Performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Davis NY Venture Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Davis NY Venture Fund..................................  $61,963,755      $60,261,987

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio and the non-cash collateral represented a U.S. Treasury Bond and U.S. Treasury Note at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Davis Selected Advisers L.P. ("DSA") and the Trust, DSA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Davis NY Venture Fund..................................     0.75%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period December 31, 2005, the USAZ Davis NY Venture Fund repaid the manager $109,437 for fees that were previously reimbursed by the manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ Davis NY Venture Fund..................................   $84,559      $12,211

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $14,725 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $272 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 ------------   ----------
   USAZ Davis NY Venture Fund..................................  $172,422,177   $8,108,828

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  At December 31, 2005, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                                                 EXPIRES 12/31/2013
                                                                 ------------------
   USAZ Davis NY Venture Fund..................................       $405,163

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $2,046,746 related to ordinary income and $3,098,514 related to net long term capital gains and the year ended December 31, 2004 was $286,506 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DAVIS NY VENTURE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                                     ACCUMULATED                         TOTAL
                                      UNDISTRIBUTED    ACCUMULATED   CAPITAL AND      UNREALIZED      ACCUMULATED
                                     ORDINARY INCOME    EARNINGS     OTHER LOSSES   APPRECIATION(A)    EARNINGS
                                     ---------------   -----------   ------------   ---------------   -----------
   USAZ Davis NY Venture Fund......    $1,269,494      $1,269,494     $(405,163)      $36,243,531     $37,107,862

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 57.42% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

    We have audited the accompanying statement of assets and liabilities of USAZ Davis NY Venture Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                                Capital Re Corporation from
   Darien, CT 06820                                                 1995 to December 1999;
                                                                    Retired from J.P. Morgan
                                                                    after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc., a
   Long Lake, MN 55356                                              manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                   Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                              capital fund-of-funds, 9/94
                                                                    to present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                               Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                               information company, 2003                      Hospitality
                                                                    to 2005; Chief Risk                          Energy Capital,
                                                                    Management Officer at Bank                    LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                         Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005
   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                   ANNRPT 1205 2/06

                                USAZ(R) DREYFUS
                          FOUNDERS EQUITY GROWTH FUND
                                 ANNUAL REPORT
                                DECEMBER 31,2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page l

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 16

                     Information about Trustees and Officers
                                     Page 20

                                Other Information
                                     Page 21

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent Information.

USAZ(R) DREYFUS FOUNDERS EQUITY GROWTH FUND (FORMERLY THE USAZ(R) DREYFUS FOUNDERS GROWTH AND INCOME FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Dreyfus Founders Equity Growth Fund and Founders Asset Management LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended December 31, 2005 the USAZ Dreyfus Founders Equity Growth Fund gained 4.56%. That compared to a 5.26% return for its benchmark, the Russell 1000(R) Growth Index(1). A fourth-quarter stock market rally helped this Fund generate a positive return for the year.

This Fund's Subadviser uses a bottom-up, fundamentals-based investment process to identify shares of firms that exhibit strong earnings growth. That stock-selection process boosted returns against the benchmark during this 12-month period. Stock selection in the information technology sector was especially strong, as shares of a computer hardware manufacturer, a flash memory firm, and certain software companies posted powerful gains.*

The Fund's position in select industrials stocks also lifted its relative return, due in part to the performance of various transportation companies. Airline and railroad companies benefited from improved pricing power, as consolidation reduced competition, capacity remained under control, and higher fuel costs were passed along to customers. Holdings in select consumer staples and biotechnology stocks also boosted relative returns.*

An underweight position in energy stocks dragged on performance versus the benchmark as numerous energy companies benefited from climbing fuel prices throughout 2005, and investors bid up their stocks as a result. The Fund's manager also held underweight positions in the telecommunications services and healthcare sectors, which weighed on relative performance, as did weak stock picking in those sectors. Certain consumer stocks also hurt relative returns, including positions in a cable firm, a large retailer and a media company.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) DREYFUS FOUNDERS EQUITY GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks of large, well-established and mature companies of financial strength.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             USAZ(R) Dreyfus Founders Equity Growth Fund  Russell 1000(R) Growth Index
             -------------------------------------------  ----------------------------
11/05/2001                     10000                                  10000
12/01                          10550                                  10940
                               10005                                  10657
                                8393                                   8667
                                7151                                   7363
12/02                           7311                                   7890
                                7211                                   7805
                                8082                                   8922
                                8362                                   9271
12/03                           9084                                  10237
                                9054                                  10317
                                9184                                  10517
                                8833                                   9967
12/04                           9785                                  10881
                                9514                                  10437
                                9494                                  10694
                                9855                                  11123
12/31/2005                     10231                                  11454

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,2005

                                                                        SINCE
                                                      1        3      INCEPTION
                                                     YEAR     YEAR    (11/5/01)
                                                    ------   ------   ----------
USAZ(R) Dreyfus Founders Equity Growth Fund          4.56%   11.85%     0.55%
Russell 1000(R) Growth Index                         5.26%   13.23%     2.67%(+)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILT FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures performance of Individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Growth Index is calculated from 11/1/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND

(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Dreyfus Founders Equity Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Dreyfus Founders Equity Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Founders Equity Growth
     Fund..................................    $1,000.00       $1,077.60           $6.28               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Dreyfus Founders Equity Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Founders Equity Growth
     Fund..................................    $1,000.00       $1,019.16           $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND

(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Dreyfus Founders Equity Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND    NET ASSETS*
   ----------------------------------------    -----------
   Banking & Financial Services..............       7.8%
   Computers.................................      22.1
   Electronics...............................       5.7
   Food......................................       1.9
   Health Care...............................       7.3
   Household.................................       6.1
   Insurance.................................       1.5
   Maunfacturing.............................       5.2
   Media.....................................       6.7
   Oil & Gas.................................       1.3
   Pharmaceuticals...........................       5.2
   Retail....................................       8.6
   Services..................................       2.9
   Telecommunications........................       3.0
   Transportation............................       3.2
   Travel & Entertainment....................       3.9
   Utilities.................................       1.5
   Investment Companies......................       4.4
   Short-Term Investments....................      15.6
                                                  -----
                                                  113.9%
                                                  =====

   * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND

(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (93.9%):
Banking & Financial Services (7.8%):
    81,205   Charles Schwab Corp. .......  $  1,191,278
     6,677   Goldman Sachs Group,
               Inc. .....................       852,720
    23,813   JPMorgan Chase & Co. .......       945,138
     7,237   Morgan Stanley .............       410,627
    20,111   Northern Trust Corp. .......     1,042,152
    19,164   PMI Group, Inc.(+)..........       787,065
    21,312   SLM Corp. ..................     1,174,078
     8,098   State Street Corp. .........       448,953
                                           ------------
                                              6,852,011
                                           ------------
Computers (22.1%):
    42,393   Adobe Systems, Inc. ........     1,566,845
    22,765   Apple Computer, Inc.*.......     1,636,576
    40,659   ATI Technologies,
               Inc.*(+)..................       690,796
    25,270   Autodesk, Inc. .............     1,085,347
    15,234   Automatic Data Processing,
               Inc. .....................       699,088
    14,282   Electronic Arts, Inc.*......       747,091
    87,056   EMC Corp.*..................     1,185,703
     6,890   Google, Inc., Class A*......     2,858,385
    32,345   Hewlett-Packard Co. ........       926,037
    43,856   Intel Corp. ................     1,094,646
   163,357   Microsoft Corp. ............     4,271,786
    26,447   Oracle Corp.*...............       322,918
     9,757   SAP AG, ADR(+)..............       439,748
    30,395   Symantec Corp.*.............       531,913
    38,852   Yahoo!, Inc.*...............     1,522,221
                                           ------------
                                             19,579,100
                                           ------------
Electronics (5.7%):
    14,887   Agilent Technologies,
               Inc.*.....................       495,588
    54,188   ASML Holding NV, NY
               Registered Shares*(+).....     1,088,095
     9,836   International Game
               Technology................       302,752
     6,271   KLA-Tencor Corp. ...........       309,348
    48,201   Linear Technology Corp. ....     1,738,611
    29,759   Maxim Integrated Products,
               Inc. .....................     1,078,466
                                           ------------
                                              5,012,860
                                           ------------
Food (1.9%):
    11,953   Hershey Co. ................       660,403
    16,701   PepsiCo, Inc. ..............       986,695
                                           ------------
                                              1,647,098
                                           ------------
Health Care (7.3%):
     5,819   Aetna, Inc. ................       548,790
     8,598   Amgen, Inc.* ...............       678,038
    12,053   Covance, Inc.*(+)...........       585,173
     8,396   DENTSPLY International,
               Inc. .....................       450,781
    14,417   Genentech, Inc.*............     1,333,573
     6,236   Genzyme Corp.*..............       441,384
    28,807   Johnson & Johnson...........     1,731,301
    12,271   Medtronic, Inc. ............       706,441
                                           ------------
                                              6,475,481
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Household (6.1%):
    19,293   Clorox Co. .................  $  1,097,579
    40,415   Colgate-Palmolive Co. ......     2,216,762
    14,611   Estee Lauder Companies,
               Inc., Class A.............       489,176
    26,911   Procter & Gamble Co.........     1,557,609
                                           ------------
                                              5,361,126
                                           ------------
Insurance (1.5%):
    16,867   Allstate Corp. .............       911,999
     5,926   American International
               Group, Inc. ..............       404,331
                                           ------------
                                              1,316,330
                                           ------------
Manufacturing (5.2%):
    78,787   General Electric Co. .......     2,761,485
     4,660   Harman International
               Industries, Inc. .........       455,981
     7,907   Nucor Corp.(+)..............       527,555
    13,625   Sigma-Aldrich Corp.(+)......       862,326
                                           ------------
                                              4,607,347
                                           ------------
Media (6.7%):
    61,946   Comcast Corp., Class A*.....     1,591,393
    16,770   DreamWorks Animation SKG,
               Inc., Class A*(+).........       411,871
    25,543   Pixar*......................     1,346,627
    97,215   Time Warner, Inc. ..........     1,695,430
    27,350   Viacom, Inc., Class B.......       891,610
                                           ------------
                                              5,936,931
                                           ------------
Oil & Gas (1.3%):
     3,894   ConocoPhillips..............       226,553
     9,064   Schlumberger, Ltd. .........       880,568
                                           ------------
                                              1,107,121
                                           ------------
Pharmaceuticals (5.2%):
     6,279   Eli Lilly and Co. ..........       355,329
    25,732   ImClone Systems, Inc.*(+)...       881,064
    43,940   MGI Pharma, Inc.*(+)........       754,010
    10,035   Omnicare, Inc.(+)...........       574,203
    17,866   Pfizer, Inc. ...............       416,635
    35,543   Wyeth.......................     1,637,466
                                           ------------
                                              4,618,707
                                           ------------
Retail (8.6%):
    22,597   Advance Auto Parts, Inc.*...       982,065
    20,392   Best Buy Company, Inc. .....       886,644
    38,663   Family Dollar Stores,
               Inc. .....................       958,456
    31,872   Home Depot, Inc. ...........     1,290,178
     8,431   J.C. Penney Co., Inc.
               (Holding Company).........       468,764
    15,591   Kohl's Corp.*...............       757,723
     8,090   Nordstrom, Inc. ............       302,566
     8,134   Office Depot, Inc.*.........       255,408

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND

(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Retail, continued
     8,333   Target Corp. ...............  $    458,065
    20,583   Tiffany & Co. ..............       788,123
     9,480   Wal-Mart Stores, Inc. ......       443,664
                                           ------------
                                              7,591,656
                                           ------------
Services (2.9%):
    54,800   Accenture, Ltd., Class A....     1,582,076
    13,218   W.W. Grainger, Inc. ........       939,800
                                           ------------
                                              2,521,876
                                           ------------
Telecommunications (3.0%):
     8,066   ALLTEL Corp. ...............       508,965
    12,998   Cisco Systems, Inc.*........       222,526
    36,307   Motorola, Inc. .............       820,175
    38,629   Sprint Nextel Corp. ........       902,373
     8,498   XM Satellite Radio Holdings,
               Inc., Class A*(+).........       231,825
                                           ------------
                                              2,685,864
                                           ------------
Transportation (3.2%):
    59,000   AMR Corp.*(+)...............     1,311,570
    19,004   Union Pacific Corp. ........     1,530,012
                                           ------------
                                              2,841,582
                                           ------------
Travel & Entertainment (3.9%):
    12,755   Carnival Corp., Class A.....       682,010
     7,027   Harrah's Entertainment,
               Inc. .....................       500,955
    35,200   Royal Caribbean Cruises,
               Ltd.(+)...................     1,586,111
    17,884   US Airways Group,
               Inc.*(+)..................       664,212
                                           ------------
                                              3,433,288
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Utilities (1.5%):
    17,294   Emerson Electric Co. .......  $  1,291,862
                                           ------------
  Total Common Stocks
    (Cost $76,830,308)                       82,880,240
                                           ------------
INVESTMENT COMPANIES (4.4%):
    27,590   iShares Russell 1000 Growth
               Index Fund................     1,408,469
    29,369   Nasdaq-100 Index Tracking
               Stock(+)..................     1,187,095
    10,679   Standard & Poor's Depositary
               Receipt Trust Series
               1*(+).....................     1,328,788
                                           ------------
  Total Investment Companies
    (Cost $3,727,660)                         3,924,352
                                           ------------
DEPOSIT ACCOUNT (3.0%):
 2,665,408   NTRS London Deposit
               Account...................     2,665,408
                                           ------------
  Total Deposit Account
    (Cost $2,665,408)                         2,665,408
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (12.6%):
11,139,197   Northern Trust Institutional
               Liquid Assets Portfolio...    11,139,197
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $11,139,197)                       11,139,197
                                           ------------
  Total Investments
    (Cost $94,362,573)(a)--113.9%           100,609,197
  Liabilities in excess of other
assets--(13.9)%                             (12,283,858)
                                           ------------
  Net Assets--100.0%                       $ 88,325,339
                                           ============

------------

Percentages indicated are based on net assets of $88,325,339.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $691,670. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $ 7,532,590
    Unrealized depreciation...................   (1,977,636)
                                                -----------
    Net unrealized appreciation...............  $ 5,554,954
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     99.5%
    Germany...................................      0.5
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                  USAZ DREYFUS
                                                                FOUNDERS EQUITY
                                                                  GROWTH FUND
                                                               (FORMERLY KNOWN AS
                                                                  USAZ DREYFUS
                                                                FOUNDERS GROWTH
                                                                AND INCOME FUND)
                                                               ------------------
ASSETS
Investments, at cost........................................      $ 94,362,573
                                                                  ============
Investments, at value*......................................      $100,609,197
Interest and dividends receivable...........................           102,598
Receivable for investments sold.............................         8,559,187
                                                                  ------------
  Total Assets..............................................       109,270,982
                                                                  ------------
LIABILITIES
Payable for investments purchased...........................         9,589,430
Payable for capital shares redeemed.........................           113,122
Payable for return of collateral received...................        11,139,197
Manager fees payable........................................            59,382
Administration fees payable.................................             4,999
Distribution fees payable...................................            19,033
Other accrued liabilities...................................            20,480
                                                                  ------------
  Total Liabilities.........................................        20,945,643
                                                                  ------------
NET ASSETS..................................................      $ 88,325,339
                                                                  ============
NET ASSETS CONSIST OF:
  Capital...................................................      $ 77,868,547
  Undistributed net investment income/(loss)................             2,492
  Undistributed net realized gains/(losses) on investment
     transactions...........................................         4,207,676
  Net unrealized appreciation/(depreciation) on
     investments............................................         6,246,624
                                                                  ------------
NET ASSETS..................................................      $ 88,325,339
                                                                  ============
Shares of beneficial interest...............................         8,974,443
Net Asset Value (offering and redemption price per share)...      $       9.84
                                                                  ============

------------

*    Includes securities on loan of $10,799,133.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                  USAZ DREYFUS
                                                                FOUNDERS EQUITY
                                                                  GROWTH FUND
                                                               (FORMERLY KNOWN AS
                                                                  USAZ DREYFUS
                                                                FOUNDERS GROWTH
                                                                AND INCOME FUND)
                                                               ------------------
INVESTMENT INCOME:
Dividends...................................................       $  968,388
Income from securities lending..............................           15,934
                                                                   ----------
  Total Investment Income...................................          984,322
                                                                   ----------
EXPENSES:
Manager fees................................................          654,136
Administration fees.........................................           58,455
Distribution fees...........................................          205,544
Compliance services fees....................................            2,839
Custodian fees..............................................           21,529
Legal fees..................................................           13,663
Shareholder reports.........................................           12,782
Trustees' fees..............................................            9,398
Other expenses..............................................           27,886
                                                                   ----------
  Total expenses before reductions..........................        1,006,232
                                                                   ----------
  Less expenses waived/reimbursed by the Manager............          (19,617)
  Less expenses paid indirectly.............................           (4,785)
                                                                   ----------
  Net Expenses..............................................          981,830
                                                                   ----------
NET INVESTMENT INCOME/(LOSS)................................            2,492
                                                                   ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......        4,984,880
Change in unrealized appreciation/depreciation on
  securities................................................         (926,388)
                                                                   ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...        4,058,492
                                                                   ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $4,060,984
                                                                   ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 USAZ DREYFUS FOUNDERS
                                                                  EQUITY GROWTH FUND
                                                                  (FORMERLY KNOWN AS
                                                                DREYFUS FOUNDERS GROWTH
                                                                   AND INCOME FUND)
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $     2,492    $   226,720
  Net realized gains/(losses) on securities transactions....    4,984,880      4,494,511
  Net realized gain from payment by affiliate for the
     disposal of investments in violation of restrictions...           --         57,379
  Change in unrealized appreciation/depreciation on
     securities.............................................     (926,388)       295,506
                                                              -----------    -----------
  Change in net assets resulting from operations:...........    4,060,984      5,074,116
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................     (226,720)            --
  From net realized gains...................................   (2,927,267)            --
                                                              -----------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................   (3,153,987)            --
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   15,501,243     27,063,206
  Proceeds from dividends reinvested........................    3,153,987             --
  Cost of shares redeemed...................................   (7,745,839)    (7,827,958)
                                                              -----------    -----------
  Change in net assets from capital transactions............   10,909,391     19,235,248
                                                              -----------    -----------
  Change in net assets......................................   11,816,388     24,309,364
NET ASSETS:
  Beginning of period.......................................   76,508,951     52,199,587
                                                              -----------    -----------
  End of period.............................................  $88,325,339    $76,508,951
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $     2,492    $   226,720
                                                              ===========    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    1,617,743      2,968,193
  Dividends reinvested......................................      332,349             --
  Shares redeemed...........................................     (810,316)      (885,868)
                                                              -----------    -----------
  Change in shares..........................................    1,139,776      2,082,325
                                                              ===========    ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND

(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME FUND)
FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED DECEMBER 31,           NOVEMBER 5, 2001
                                                    -------------------------------------     TO DECEMBER 31,
                                                     2005      2004      2003      2002           2001(A)
                                                    -------   -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  9.77   $  9.07   $  7.30   $ 10.55         $10.00
                                                    -------   -------   -------   -------         ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................       --      0.03     (0.01)    (0.01)            --*
  Net Realized and Unrealized Gains/(Losses) on
    Investments...................................     0.44      0.66      1.78     (3.23)          0.55
  Net realized gain from payment by affiliate for
    the disposal of investments in violation of
    restrictions..................................       --      0.01        --        --             --
                                                    -------   -------   -------   -------         ------
  Total from Investment Activities................     0.44      0.70      1.77     (3.24)          0.55
                                                    -------   -------   -------   -------         ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................    (0.03)       --        --        --             --
  Net Realized Gains..............................    (0.34)       --        --     (0.01)            --
                                                    -------   -------   -------   -------         ------
  Total Dividends.................................    (0.37)       --        --     (0.01)            --
                                                    -------   -------   -------   -------         ------
NET ASSET VALUE, END OF PERIOD....................  $  9.84   $  9.77   $  9.07   $  7.30         $10.55
                                                    =======   =======   =======   =======         ======
TOTAL RETURN**(b).................................     4.56%     7.72%    24.25%   (30.70)%         5.50%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $88,325   $76,509   $52,200   $19,191         $7,977
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................     0.00%     0.36%    (0.16)%   (0.30)%        (0.12)%
Expenses Before Waivers/Reimbursements***(c)......     1.22%     1.26%     1.39%     2.15%          3.36%
Expenses Net of Waivers/Reimbursements(c).........     1.19%(d)    1.17%    1.10%    1.10%          1.09%
Portfolio Turnover Rate(b)........................   134.74%   171.66%    44.54%    34.77%          4.88%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND
(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Dreyfus Founders Equity Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the Performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Dreyfus Founders Equity Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND
(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  PAYMENT TO THE FUND BY AN AFFILIATE

  On March 10, 2004, the Fund purchased a security in violation of its investment guidelines. On March 11, 2004, the Fund sold these shares to bring it back in compliance, and Founders Asset Management LLC reimbursed the Fund $57,379 related to the loss incurred on this transaction. The reimbursement increased the total return for the year by 0.08%.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Dreyfus Founders Equity Growth Fund....................  $11,139,197      $10,799,133

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND
(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Founders Asset Management, LLC ("FAM") and the Trust, FAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the
  Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  The Manager fees for the Fund are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund is 1.20%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005 the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007   12/31/2008
                                                                 ----------   ----------   ----------
   USAZ Dreyfus Founders Equity Growth Fund....................   $100,622     $57,837      $19,617

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS FOUNDERS EQUITY GROWTH FUND
(FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $7,351 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Dreyfus Founders Equity Growth Fund....................  $113,415,081   $104,014,376

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $226,720 related to ordinary income and $2,927,267 related to net long term capital gains. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED                         TOTAL
                             ORDINARY        LONG TERM     ACCUMULATED   CAPITAL AND      UNREALIZED      ACCUMULATED
                              INCOME       CAPITAL GAINS    EARNINGS     OTHER LOSSES   APPRECIATION(A)    EARNINGS
                           -------------   -------------   -----------   ------------   ---------------   -----------
   USAZ Dreyfus Founders
     Equity Growth
     Fund................   $3,862,675      $1,039,163     $4,901,838      $     --       $5,554,954      $10,456,792

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the fiscal year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Dreyfus Founders Equity Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.         ANNRPT1205 2/06

                                 USAZ(R) DREYFUS
                          PREMIER SMALL CAP VALUE FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 9

                             Statement of Operations
                                     Page 10

                       Statements of Changes in Net Assets
                                     Page 11

                              Financial Highlights
                                     Page 12

                        Notes to the Financial Statements
                                     Page 13

             Report of Independent Registered Public Accounting Firm
                                     Page 17

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 18

                     Information about Trustees and Officers
                                     Page 22

                                Other Information
                                     Page 23

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) DREYFUS PREMIER SMALL CAP VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Dreyfus Premier Small Cap Value Fund and The Dreyfus Corporation serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Dreyfus Premier Small Cap Value Fund gained 3.39%, compared to a 4.71% return for its benchmark, the Russell 2000(R) Value Index(1).

The Fund is constructed with a commitment to diversification. It maintains sector weightings, style orientation, market capitalization and risk characteristics that are generally similar to those of the Russell 2000(R) Value Index. The Fund's managers attempt to add value by using a bottom-up stock selection process to identify stocks that present attractive valuations and compelling business fundamentals.

Small-cap value stocks posted modest returns during this period. Small-cap value shares benefited from a robust economy and healthy earnings. Rising interest rates partially offset those positive developments, however, largely because rising rates threatened to reduce profit margins at banks and other lenders. Financial stocks comprise a large portion of the benchmark and this Fund, so their relatively poor performance dragged on returns.*

However, the financial stocks in the Fund's portfolio outperformed the benchmark's financial services allocation, due to strong stock picking among banks and real estate investment trusts (REITs). In the energy sector, the best performing group during 2005, favorable stock selection -- particularly in the oil services and oil refining industries -- also boosted relative returns.*

The producer goods sector was the benchmark's second-best performing sector during this 12-month period. The returns of the Fund's holdings in that sector lagged those of the benchmark, largely due to weak performance among the portfolio's chemicals and metals-mining shares. Likewise, stock selection among electronic equipment and semiconductor shares caused the Fund's technology allocation to trail the benchmark's technology stocks, and weighed on returns against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 2000(R) Value Index measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) DREYFUS PREMIER SMALL CAP VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek investment returns that are consistently superior to the Russell 2000(R) Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval The Fund seeks to achieve its objective by normally investing at least 80% of its assets in stocks of small U. S. companies.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 Dreyfus Prmr Sm Cap Val            Russell 2000(R) Value Index
                 -----------------------            ---------------------------
5/03/2004                  10000                               10000
6/04                       10480                               10635
9/04                       10600                               10651
12/04                      12172                               12057
3/05                       11728                               11577
6/05                       11990                               12165
9/05                       12495                               12541
12/31/2005                 12584                               12625

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,2005

                                                                           SINCE
                                                                1        INCEPTION
                                                               YEAR      (5/3/04)
                                                               -----     ---------
USAZ(R) Dreyfus Premier Small Cap Value Fund                   3.39%       14.80%
Russell 2000(R) Value Index                                    4.71%       15.01%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 2000(R) Value Index is calculated from 4/30/04 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Dreyfus Premier Small Cap Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Dreyfus Premier Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                  BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                   7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                                -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Premier Small Cap Value
     Fund.....................................    $1,000.00       $1,049.60           $6.97               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Dreyfus Premier Small Cap Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                  BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                   7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                                -------------   -------------   -----------------   -----------------
   USAZ Dreyfus Premier Small Cap Value
     Fund.....................................    $1,000.00       $1,018.40           $6.87               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Dreyfus Premier Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                   PERCENT OF
   USAZ DREYFUS PREMIER SMALL CAP VALUE FUND      NET ASSETS*
   -----------------------------------------      ------------
   Aerospace/Defense............................       0.8%
   Airlines.....................................       0.2
   Automotive...................................       1.4
   Banking & Financial Services.................      16.4
   Chemicals....................................       1.6
   Computers....................................       5.8
   Construction.................................       3.7
   E-Commerce...................................       0.2
   Electronics..................................       3.0
   Food.........................................       2.7
   Health Care..................................       3.5
   Insurance....................................       5.5
   Manufacturing................................       9.4
   Media........................................       2.0
   Metals/Mining................................       1.4
   Oil/Gas......................................       5.9
   Paper & Related Products.....................       0.9
   Pharmaceuticals..............................       1.3
   Real Estate..................................       1.0
   Real Estate Investment Trusts................       7.8
   Retail.......................................       8.7
   Services.....................................       5.1
   Telecommunications...........................       2.8
   Transportation...............................       1.4
   Travel & Entertainment.......................       0.7
   Utilities....................................       3.1
   Short-Term Investments.......................       2.5
                                                      ----
                                                      98.8%
                                                      ====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (96.3%):
Aerospace/Defense (0.8%):
     5,300   Moog, Inc., Class A*.........  $   150,414
    25,000   Orbital Sciences Corp.*......      321,000
                                            -----------
                                                471,414
                                            -----------
Airlines (0.2%):
    16,000   Pinnacle Airlines Corp.*.....      106,720
                                            -----------
Automotive (1.4%):
     5,000   American Axle & Manufacturing
               Holdings...................       91,650
     6,700   Commercial Vehicle Group,
               Inc.*......................      125,826
    18,200   Sonic Automotive, Inc. ......      405,496
     8,000   Wabash National Corp. .......      152,400
                                            -----------
                                                775,372
                                            -----------
Banking & Financial Services (16.4%):
     7,700   1st Source Corp. ............      193,655
     7,700   BancorpSouth, Inc. ..........      169,939
    28,000   BankAtlantic Bancorp, Inc.,
               Class A....................      392,000
    16,900   BankUnited Financial Corp.,
               Class A....................      449,033
     4,700   Berkshire Hills Bancorp,
               Inc. ......................      157,450
    12,500   Boston Private Financial
               Holdings, Inc. ............      380,250
    12,500   Calamos Asset Management,
               Inc., Class A..............      393,125
     4,800   Capitol Bancorp, Ltd. .......      179,712
     7,600   Cardinal Financial Corp.*....       83,600
     7,300   Citizens Banking Corp. ......      202,575
     9,900   Columbia Banking System,
               Inc. ......................      282,645
     5,000   Community Bancorp*...........      158,050
     3,800   Corus Bankshares, Inc. ......      213,826
     8,400   CVB Financial Corp. .........      170,604
    18,300   Encore Capital Group,
               Inc.*......................      317,505
     7,400   First Charter Corp. .........      175,084
     2,600   First Citizens BancShares,
               Inc., Class A..............      453,492
    25,400   First Niagara Financial
               Group, Inc. ...............      367,538
    11,000   First Republic Bank..........      407,110
     3,800   FirstFed Financial Corp.*....      207,176
    13,500   Franklin Bank Corp.*.........      242,865
    18,000   Fremont General Corp. .......      418,140
     8,900   Greater Bay Bancorp..........      228,018
    12,000   Irwin Financial Corp. .......      257,040
     6,500   Jefferies Group, Inc. .......      292,370
    13,800   KNBT Bancorp, Inc. ..........      224,802
     7,800   Mainsource Financial Group,
               Inc. ......................      139,230
     9,100   NCO Group, Inc.*.............      153,972
    15,000   NewAlliance Bancshares,
               Inc. ......................      218,100
     4,600   Provident Bankshares
               Corp. .....................      155,342
    25,000   Provident Financial Services,
               Inc. ......................      462,751
     3,300   Simmons First National Corp.,
               Class A....................       91,410
    28,400   Sterling Bancshares, Inc. ...      438,496
     1,400   Taylor Cap Group, Inc. ......       56,560
     2,400   Union Bankshares Corp. ......      103,440
     6,800   United Community Banks,
               Inc. ......................      181,288
    14,000   Whitney Holding Corp. .......      385,840
                                            -----------
                                              9,404,033
                                            -----------
Chemicals (1.6%):
     8,000   Cabot Microelectronics
               Corp.*.....................      234,640
    10,500   H.B. Fuller Co. .............      336,735
     5,400   NL Industries, Inc. .........       76,086
    45,000   Terra Industries, Inc.*......      252,000
                                            -----------
                                                899,461
                                            -----------
Computers (5.8%):
    11,800   Agilysys, Inc. ..............      214,996
    11,000   Altiris, Inc.*...............      185,790
    11,500   Blackbaud, Inc. .............      196,420
    19,500   Emulex Corp.*................      385,905
     9,000   Innovative Solutions and
               Support, Inc.*.............      115,020
    12,800   Intergraph Corp.*............      637,568
     5,200   Komag, Inc.*.................      180,232
     6,700   MTS Systems Corp. ...........      232,088
     5,300   Palm, Inc.*..................      168,540
    24,000   Perot Systems Corp., Class
               A*.........................      339,360
    16,500   Polycom, Inc.*...............      252,450
     9,000   Quest Software, Inc.*........      131,310
     8,800   SafeNet, Inc.*...............      283,536
                                            -----------
                                              3,323,215
                                            -----------

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Construction (3.7%):
     8,100   Builders Firstsource,
               Inc.*......................  $   173,097
     4,100   Eagle Materials, Inc. .......      501,676
     2,100   M/I Homes, Inc. .............       85,302
    10,300   URS Corp.*...................      387,383
     6,700   USG Corp.*...................      435,500
     6,200   Washington Group
               International, Inc. .......      328,414
     6,700   WCI Communities, Inc.*.......      179,895
                                            -----------
                                              2,091,267
                                            -----------
E-Commerce (0.2%):
     6,200   WebEx Communications,
               Inc.*......................      134,106
                                            -----------
Electronics (3.0%):
    10,000   Actel Corp.*.................      127,300
    20,500   Audiovox Corp., Class A*.....      284,130
     5,500   Cymer, Inc.*.................      195,305
    21,000   Entegris, Inc.*..............      197,820
    11,200   OmniVision Technologies,
               Inc.*......................      223,552
     6,400   Portalplayer, Inc.*..........      181,248
    63,000   Solectron Corp.*.............      230,580
    26,000   TTM Technologies, Inc.*......      244,400
                                            -----------
                                              1,684,335
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Food (2.7%):
    23,600   Chiquita Brands
               International, Inc. .......  $   472,236
     5,600   Flowers Foods, Inc. .........      154,336
    13,300   Nash Finch Co. ..............      338,884
     9,800   Pilgrim's Pride Corp. .......      324,968
     6,200   Ralcorp Holding, Inc.*.......      247,442
                                            -----------
                                              1,537,866
                                            -----------
Health Care (3.5%):
    20,102   Allied Healthcare
               International, Inc.*.......      123,426
     8,600   Arena Pharmaceuticals,
               Inc.*......................      122,292
    11,900   CONMED Corp.*................      281,554
     4,700   Haemonetics Corp.*...........      229,642
    36,600   HealthTronics, Inc.*.........      279,990
    13,500   Kindred Healthcare, Inc.*....      347,760
     5,300   Magellan Health Services,
               Inc.*......................      166,685
    11,100   Medical Action Industries,
               Inc.*......................      226,884
     1,800   Pediatrix Medical Group,
               Inc.*......................      159,426
     9,400   Seattle Genetics, Inc.*......       44,368
                                            -----------
                                              1,982,027
                                            -----------
Insurance (5.5%):
    17,000   American Equity Investment
               Life Holding Co. ..........      221,850
     3,400   American Physicians Capital,
               Inc.*......................      155,686
     3,600   Arch Capital Group, Ltd.*....      197,100
     3,200   Delphi Financial Group, Inc.,
               Class A....................      147,232
    15,200   EMC Insurance Group, Inc. ...      303,088
     5,600   Great American Financial
               Resources, Inc. ...........      111,104
     3,300   LandAmerica Financial Group,
               Inc. ......................      205,920
    12,800   Odyssey Re Holdings Corp. ...      321,024
    13,500   Ohio Casualty Corp. .........      382,320
    16,000   Phoenix Companies, Inc. .....      218,240
    15,000   Platinum Underwriter
               Holdings, Ltd. ............      466,050
    15,500   Scottish Re Group, Ltd. .....      380,525
                                            -----------
                                              3,110,139
                                            -----------
Manufacturing (9.4%):
     4,200   Actuant Corp., Class A.......      234,360
    15,000   AGCO Corp.*..................      248,550
     6,700   Arch Chemicals, Inc. ........      200,330
    32,500   Axcelis Technologies,
               Inc.*......................      155,025
     4,400   Briggs & Stratton Corp. .....      170,676
     3,000   Carter's, Inc.*..............      176,550
     5,200   Ceradyne, Inc.*..............      227,760
    12,000   Checkpoint Systems, Inc.*....      295,800
     8,500   CLARCOR, Inc. ...............      252,535
    17,500   Elizabeth Arden, Inc.*.......      351,050
    13,300   Enpro Industries, Inc.*......      358,435
     7,800   Gardner Denver, Inc.*........      384,540
     5,500   Georgia Gulf Corp. ..........      167,310
     6,300   Graco, Inc. .................      229,824

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Manufacturing, continued
     9,000   Kadant, Inc.*................  $   166,500
     6,800   Kennametal, Inc. ............      347,072
    11,800   LSI Industries, Inc. ........      184,788
     8,000   Rofin-Sinar Technologies,
               Inc.*......................      347,760
     6,000   Silgan Holdings, Inc. .......      216,720
     4,500   Terex Corp.*.................      267,300
     7,500   Tredegar Corp. ..............       96,675
     6,000   Water Pik Technologies,
               Inc.*......................      128,820
     5,300   Watts Water Technologies,
               Inc., Class A..............      160,537
                                            -----------
                                              5,368,917
                                            -----------
Media (2.0%):
    28,500   Entravision Communications
               Corp., Class A*............      202,920
    18,000   Gray Television, Inc. .......      176,760
    25,000   Journal Communications, Inc.,
               Class A....................      348,750
    14,500   Lin TV Corp., Class A*.......      161,530
    15,000   Readers Digest Association,
               Inc. ......................      228,300
                                            -----------
                                              1,118,260
                                            -----------
Metals/Mining (1.4%):
     8,000   Commercial Metals Co. .......      300,320
     6,400   Mueller Industries, Inc. ....      175,488
     2,600   Quanex Corp. ................      129,922
     3,400   Reliance Steel & Aluminum
               Co. .......................      207,808
                                            -----------
                                                813,538
                                            -----------
Oil/Gas (5.9%):
    11,000   Atmos Energy Corp. ..........      287,760
    11,500   Cimarex Energy Co.*..........      494,615
    15,800   Edge Petroleum Corp.*........      393,578
     3,000   Frontier Oil Corp. ..........      112,590
     5,000   Headwaters, Inc.*............      177,200
     5,000   Houston Exploration Co.*.....      264,000
    11,000   Key Energy Services, Inc.*...      148,170
     4,200   Lone Star Technologies,
               Inc.*......................      216,972
     4,900   Northwest Natural Gas Co. ...      167,482
     2,400   Pogo Producing Co. ..........      119,544
     6,900   Remington Oil & Gas Corp.*...      251,850
     2,600   Stone Energy Corp.*..........      118,378
     3,500   Todco, Class A...............      133,210
     6,100   Universal Compression
               Holdings, Inc.*............      250,832
     7,400   WGL Holdings, Inc. ..........      222,444
                                            -----------
                                              3,358,625
                                            -----------
Paper & Related Products (0.9%):
     4,500   Potlatch Corp. ..............      229,410
    22,000   Wausau Paper Corp. ..........      260,700
                                            -----------
                                                490,110
                                            -----------
Pharmaceuticals (1.3%):
     6,300   MGI Pharma, Inc.*............      108,108
    10,800   Perrigo Co. .................      161,028

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
    10,800   Pharmion Corp.*..............  $   191,916
     9,100   Vertex Pharmaceuticals,
               Inc.*......................      251,797
                                            -----------
                                                712,849
                                            -----------
Real Estate (1.0%):
     8,200   American Campus Communities,
               Inc. ......................      203,360
     9,100   Bluegreen, Corp.*............      143,780
     9,500   Equity One, Inc. ............      219,640
                                            -----------
                                                566,780
                                            -----------
Real Estate Investment Trusts (7.8%):
    11,700   BioMed Realty Trust, Inc. ...      285,480
    12,000   Brandywine Realty Trust......      334,920
     8,100   Colonial Properties Trust....      340,038
     5,900   Corporate Office Properties
               Trust......................      209,686
    10,200   First Potomac Realty Trust...      271,320
     6,400   Health Care REIT, Inc. ......      216,960
    20,000   Highland Hospitality
               Corp. .....................      221,000
    19,500   Lexington Corporate
               Properties Trust...........      415,350
    10,900   Maguire Properties, Inc. ....      336,810
    57,000   MeriStar Hospitality
               Corp.*.....................      535,800
     8,700   Newcastle Investment
               Corp. .....................      216,195
     6,700   Parkway Properties, Inc. ....      268,938
     9,000   Pennsylvania Real Estate
               Investment Trust...........      336,240
     9,200   Tanger Factory Outlet
               Centers, Inc. .............      264,408
    20,800   Winston Hotels, Inc. ........      205,920
                                            -----------
                                              4,459,065
                                            -----------

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Retail (8.7%):
    11,400   Applebee's International,
               Inc. ......................  $   257,526
    16,500   Casey's General Stores,
               Inc. ......................      409,200
    12,500   Cato Corp. ..................      268,125
     6,800   CBRL Group, Inc. ............      239,020
    19,000   Cedar Shopping Centers,
               Inc. ......................      267,330
     5,700   Children's Place Retail
               Stores, Inc.*..............      281,694
    15,000   CSK Auto Corp.*..............      226,200
    23,000   Finish Line, Class A.........      400,660
     7,500   GameStop Corp., Class B*.....      216,750
     6,300   K-Swiss, Inc., Class A.......      204,372
    17,500   K2, Inc.*....................      176,925
     8,200   Landry's Restaurants,
               Inc. ......................      219,022
     4,900   Linens 'n Things, Inc.*......      130,340
    14,800   Lone Star Steakhouse &
               Saloon, Inc................      351,352
    11,500   Marvel Entertainment Inc.*...      188,370
    10,300   Petmed Express, Inc.*........      145,951
     8,200   Sports Authority, Inc.*......      255,266
     9,000   Thomas Nelson, Inc. .........      221,850
     5,300   Too, Inc.*...................      149,513
     6,600   United Stationers, Inc.*.....      320,100
                                            -----------
                                              4,929,566
                                            -----------
Services (5.1%):
    12,500   ABM Industries, Inc. ........      244,375
    13,500   Chesapeake Corp. ............      229,230
     1,100   Cornell Companies, Inc.*.....       15,202
     6,800   Education Management
               Corp.*.....................      227,868
    16,300   eFunds Corp.*................      382,072
     3,800   Esco Technologies, Inc.*.....      169,062
     8,300   First Advantage Corp., Class
               A*.........................      221,693
    22,500   Healthcare Services Group,
               Inc. ......................      465,975
     9,700   Maximus, Inc. ...............      355,893
    20,000   MPS Group, Inc.*.............      273,400
     5,200   Volt Information Sciences,
               Inc.*......................       98,904
     8,200   Watson Wyatt & Company
               Holdings...................      228,780
                                            -----------
                                              2,912,454
                                            -----------
Telecommunications (2.8%):
    36,000   3Com Corp.*..................      129,600
     6,300   Comtech Telecommunications
               Corp.*.....................      192,402
    33,000   Digi International, Inc.*....      346,170
     5,400   Leap Wireless International,
               Inc.*......................      204,552
     9,400   NeuStar, Inc., Class A*......      286,606
    21,000   Premiere Global Services,
               Inc.*......................      170,730
    27,000   Skyworks Solutions, Inc.*....      137,430
    13,000   SpectraLink Corp. ...........      154,310
                                            -----------
                                              1,621,800
                                            -----------
Transportation (1.4%):
     7,800   General Maritime Corp. ......      288,912
     6,300   Genesee & Wyoming, Inc.,
               Class A*...................      236,565
    11,000   Pacer International, Inc. ...      286,660
                                            -----------
                                                812,137
                                            -----------
Travel & Entertainment (0.7%):
     7,400   Aztar Corp.*.................      224,886
     7,300   Monarch Casino & Resort,
               Inc.*......................      164,980
                                            -----------
                                                389,866
                                            -----------
Utilities (3.1%):
     5,800   Alliant Energy Corp. ........      162,632
    12,500   Avista Corp. ................      221,375
     4,200   Black Hills Corp. ...........      145,362
    14,500   Cleco Corp. .................      302,325
     8,200   El Paso Electric Co.*........      172,528
     9,300   Great Plains Energy, Inc. ...      260,028
     6,200   New Jersey Resources
               Corp. .....................      259,718
     9,400   Piedmont Natural Gas Company,
               Inc. ......................      227,104
                                            -----------
                                              1,751,072
                                            -----------
  Total Common Stocks
    (Cost $53,018,259)                       54,824,994
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
DEPOSIT ACCOUNT (2.5%):
 1,428,440   TNT Offshore Deposit
               Account....................  $ 1,428,440
                                            -----------
  Total Deposit Account
    (Cost $1,428,440)                         1,428,440
                                            -----------
  Total Investments
    (Cost $54,446,699)(a)--98.8%             56,253,434
  Other assets in excess of
liabilities--1.2%                               700,368
                                            -----------
  Net Assets--100.0%                        $56,953,802
                                            ===========


------------

Percentages indicated are based on net assets of $56,953,802.

*  Non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $20,444. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $ 4,153,614
    Unrealized depreciation...................   (2,367,323)
                                                -----------
    Net unrealized appreciation...............  $ 1,786,291
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     -----------
    United States.............................      99.2%
    Bermuda...................................       0.8
                                                   -----
                                                   100.0%
                                                   =====

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                   USAZ
                                                              DREYFUS PREMIER
                                                                 SMALL CAP
                                                                VALUE FUND
                                                              ---------------
ASSETS
Investments, at cost........................................    $54,446,699
                                                                ===========
Investments, at value.......................................    $56,253,434
Interest and dividends receivable...........................         70,513
Receivable for capital shares issued........................        784,419
Receivable for investments sold.............................        329,880
                                                                -----------
  Total Assets..............................................     57,438,246
                                                                -----------
LIABILITIES
Payable for investments purchased...........................        396,873
Manager fees payable........................................         42,788
Administration fees payable.................................         14,534
Distribution fees payable...................................         12,019
Other accrued liabilities...................................         18,230
                                                                -----------
  Total Liabilities.........................................        484,444
                                                                -----------
NET ASSETS..................................................    $56,953,802
                                                                ===========
NET ASSETS CONSIST OF:
  Capital...................................................    $51,630,890
  Undistributed net investment income.......................         46,118
  Undistributed net realized gains/(losses) on
     investments............................................      3,470,059
  Net unrealized appreciation/(depreciation) on
     investments............................................      1,806,735
                                                                -----------
NET ASSETS..................................................    $56,953,802
                                                                ===========
Shares of beneficial interest...............................      4,631,351
Net Asset Value (offering and redemption price per share)...    $     12.30
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                   USAZ
                                                              DREYFUS PREMIER
                                                                 SMALL CAP
                                                                VALUE FUND
                                                              ---------------
INVESTMENT INCOME:
Dividends...................................................    $   618,181
Income from securities lending..............................         23,143
Foreign withholding tax.....................................            (32)
                                                                -----------
  Total Investment Income...................................        641,292
                                                                -----------
EXPENSES:
Manager fees................................................        396,783
Administration fees.........................................         42,079
Distribution fees...........................................        110,217
Compliance services fees....................................          1,060
Custodian fees..............................................         51,400
Shareholder reports.........................................          7,134
Other expenses..............................................         15,050
                                                                -----------
  Total expenses before reductions..........................        623,723
  Less expenses waived/reimbursed by the Manager............        (28,549)
                                                                -----------
  Net Expenses..............................................        595,174
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................         46,118
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities...................      3,476,799
Change in unrealized appreciation/depreciation on
  securities................................................     (1,592,874)
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...      1,883,925
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ 1,930,043
                                                                ===========

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ DREYFUS PREMIER
                                                                    SMALL CAP VALUE FUND
                                                          ----------------------------------------
                                                             YEAR ENDED          MAY 3, 2004 TO
                                                          DECEMBER 31, 2005   DECEMBER 31, 2004(A)
                                                          -----------------   --------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..........................     $    46,118          $    25,776
  Net realized gains/(losses) on securities
     transactions.......................................       3,476,799              960,245
  Net realized gain from payment by affiliate for the
     disposal of investments in violation of
     restrictions.......................................              --                  313
  Change in unrealized appreciation/depreciation on
     securities.........................................      (1,592,874)           3,399,609
                                                             -----------          -----------
  Change in net assets resulting from operations:.......       1,930,043            4,385,943
                                                             -----------          -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income............................              --              (31,016)
  From net realized gains...............................        (713,081)            (253,760)
                                                             -----------          -----------
  Change in net assets resulting from dividends to
     shareholders.......................................        (713,081)            (284,776)
                                                             -----------          -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........................      31,616,705           28,003,021
  Proceeds from dividends reinvested....................         997,857                   --
  Cost of shares redeemed...............................      (7,651,200)          (1,330,710)
                                                             -----------          -----------
  Change in net assets from capital transactions........      24,963,362           26,672,311
                                                             -----------          -----------
  Change in net assets..................................      26,180,324           30,773,478
NET ASSETS:
  Beginning of period...................................      30,773,478                   --
                                                             -----------          -----------
  End of period.........................................     $56,953,802          $30,773,478
                                                             ===========          ===========
UNDISTRIBUTED NET INVESTMENT INCOME.....................     $    46,118          $        --
                                                             ===========          ===========
SHARE TRANSACTIONS:
  Shares issued.........................................       2,646,186            2,679,126
  Dividends reinvested..................................          81,729                   --
  Shares redeemed.......................................        (647,964)            (127,726)
                                                             -----------          -----------
  Change in shares......................................       2,079,951            2,551,400
                                                             ===========          ===========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

                                                                                MAY 3,
                                                               YEAR ENDED      2004 TO
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005         2004(A)
                                                              ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 12.06        $ 10.00
                                                                -------        -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)..............................       0.01           0.01
  Net Realized and Unrealized Gains/(Losses) on
     Investments............................................       0.40           2.16
                                                                -------        -------
  Total from Investment Activities..........................       0.41           2.17
                                                                -------        -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................         --          (0.01)
  Net Realized Gains........................................      (0.17)         (0.10)
                                                                -------        -------
  Total Dividends...........................................      (0.17)         (0.11)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $ 12.30        $ 12.06
                                                                =======        =======
TOTAL RETURN*(b)............................................       3.39%         21.72%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)..........................    $56,954        $30,773
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).................................       0.10%          0.24%
Expenses Before Waivers/Reimbursements**(c).................       1.41%          1.51%
Expenses Net of Waivers/Reimbursements(c)...................       1.35%          1.35%
Portfolio Turnover Rate(b)..................................     111.78%         83.52%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 12

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Dreyfus Premier Small Cap Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the Performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Dreyfus Premier Small Cap Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  PAYMENT TO THE FUND BY AFFILIATE

  On July 15, 2004, the Fund purchased a security in violation of its investment guidelines. On July 20, 2004, the Fund sold theses shares to bring it back in compliance, and The Drefyus Corporation reimbursed the Fund $313 related to the loss incurred on this transaction. The reimbursement did not materially affect the total return for the year.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had no loans outstanding.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund.

  Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, The Dreyfus Corporation ("DC") and the Trust, DC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and USAllianz Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Dreyfus Premier Small Cap Value Fund...................     0.90%          1.35%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2007   12/31/2008
                                                                 ----------   ----------
   USAZ Dreyfus Premier Small Cap Value Fund...................   $16,603      $28,549

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $2,894 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $437 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ DREYFUS PREMIER SMALL CAP VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Dreyfus Premier Small Cap Value Fund...................  $70,015,103   $48,048,641

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $713,081 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                        UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                          ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                           INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                        -------------   -------------   -----------   ---------------   -----------
   USAZ Dreyfus Premier Small Cap
     Fund.............................   $2,526,541      $1,010,080     $3,536,621      $1,786,291      $5,322,912

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 11.67% of the total ordinary income distributions paid during the fiscal year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Dreyfus Premier Small Cap Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                                Capital Re Corporation from
   Darien, CT 06820                                                 1995 to December 1999;
                                                                    Retired from J.P. Morgan
                                                                    after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc., a
   Long Lake, MN 55356                                              manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                   Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                              capital fund-of-funds, 9/94
                                                                    to present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                               Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                               information company, 2003                      Hospitality
                                                                    to 2005; Chief Risk                          Energy Capital,
                                                                    Management Officer at Bank                    LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                         Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd Vice
                                                                    President of Mutual Fund
                                                                    Marketing, Fortis Financial
                                                                    Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.       ANNRPT1205 2/06

                                USAZ(R) FRANKLIN
                              SMALL CAP VALUE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) FRANKLIN SMALL CAP VALUE FUND (FORMERLY USAZ(R) PIMCO NFJ SMALL CAP VALUE FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Franklin Small Cap Value Fund and Franklin Advisory Services, LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Franklin Small Cap Value Fund gained 7.03%, that compared to a 4.71% return for its benchmark, the Russell 2000(R) Value Index(1).

Franklin Advisory Services, LLC assumed management responsibilities for this Fund (formerly the USAZ PIMCO NFJ Small Cap Value Fund) as of April 4, 2005. The Fund's new Subadviser employs a bottom-up stock selection process, and constructs the portfolio without regard to the benchmark. As a result, the portfolio frequently contains sector and security allocations that are significantly different than those of the index.

Small-cap value stocks posted modest gains during the 12-month period. During the period that Franklin Advisory Services managed the Fund, its investments in the producer manufacturing sector provided the biggest absolute performance lift. Shares of a firm that manufactures aerial work platforms rallied as a result of strong demand for the company's products and higher sales projections. That surge substantially boosted this Fund's absolute returns as well as its performance relative to the benchmark.*

The Fund's energy minerals investments also produced strong gains, lifting shareholders' absolute returns. Investors expected higher energy prices to translate into solid earnings growth for companies in that sector, and bid up the stocks as a result.

The Fund's consumer non-durables investments weighed on absolute and relative performance. Disappointing returns from a number of individual holdings in the sector pulled down performance, including shares of a nutritional-supplement maker, and a sportswear company. In addition, the retail trade sector detracted from Fund performance.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 2000(R) Value Index measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) FRANKLIN SMALL CAP VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in small capitalization companies. The Fund invests a significant portion of its assets in common stocks of companies with below average price-to-earnings ratios(1) relative to the market and their respective industry groups and, as a temporary defensive position, invests a portion of its assets in income producing securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R) Franklin Small Cap Value Fund   Russell 2000(R) Value Index
              -------------------------------------   ---------------------------
5/01/2003                  10000                               10000
                           10841                               11208
                           11292                               12074
12/03                      12838                               14050
                           13504                               15022
                           14070                               15149
                           14215                               15172
12/04                      15803                               17175
                           15964                               16492
                           16076                               17329
                           16561                               17865
12/31/2005                 16914                               17984

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,2005

                                                                        SINCE
                                                               1       INCEPTION
                                                              YEAR     (5/1/03)
                                                              -----    ---------
USAZ(R) Franklin Small Cap Value Fund                         7.03%     21.77%
Russell 2000(R) Value Index                                   4.71%     24.63%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(1) The Price-to-Earnings ("P/E Ratio) ratio is a valuation ratio of a company's current share price compared to its per-share earnings.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Franklin Small Cap Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Franklin Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Franklin Small Cap Value Fund...    $1,000.00       $1,052.20           $5.95                1.15%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Franklin Small Cap Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Franklin Small Cap Value Fund...    $1,000.00       $1,019.41           $5.85              1.15%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Franklin Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ FRANKLIN SMALL CAP VALUE FUND          NET ASSETS*
   ----------------------------------          -----------
   Airlines..................................       1.0%
   Automobiles...............................       5.0
   Banking/Financial Services................       0.8
   Chemicals.................................       2.3
   Computers.................................       1.5
   Construction..............................       1.6
   Electronics...............................       3.9
   Health Care...............................       4.5
   Hotels/Motels.............................       0.7
   Household.................................       2.8
   Insurance.................................       7.7
   Manufacturing.............................      19.0
   Metals/Mining.............................       5.1
   Oil/Gas...................................       2.1
   Paper/Forest Products.....................       0.9
   Pharmaceuticals...........................       1.5
   Real Estate Investment Trusts.............       0.7
   Retail/Wholesale..........................      13.2
   Services..................................       1.1
   Transportation............................       5.5
   Travel/Entertainment......................       1.3
   Utilities.................................       2.1
   Short-Term Investments....................      49.4
                                                  -----
                                                  133.7%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS (84.3%):
Airlines (1.0%):
   97,900   SkyWest, Inc. ...............  $  2,629,594
                                           ------------
Automobiles (5.0%):
  191,500   Monaco Coach Corp.(+)........     2,546,950
  122,000   Superior Industries
              International, Inc.(+).....     2,715,720
  113,700   Thor Industries, Inc.(+).....     4,555,959
  195,600   Wabash National Corp.(+).....     3,726,180
                                           ------------
                                             13,544,809
                                           ------------
Banking/Financial Services (0.8%):
      700   Chemical Financial Corp......        22,232
   22,700   First Indiana Corp.(+).......       780,426
    3,200   National Financial Partners
              Corp.(+)...................       168,160
   45,300   Peoples Bancorp, Inc.(+).....     1,292,409
                                           ------------
                                              2,263,227
                                           ------------
Chemicals (2.3%):
   94,800   Cabot Corp.(+)...............     3,393,840
   96,500   Westlake Chemical Corp.(+)...     2,780,165
                                           ------------
                                              6,174,005
                                           ------------
Computers (1.5%):
   84,200   Avocent Corp.*(+)............     2,289,398
   64,900   Reynolds & Reynolds Co.,
              Class A....................     1,821,743
                                           ------------
                                              4,111,141
                                           ------------
Construction (1.6%):
  104,700   M/I Homes, Inc.(+)...........     4,252,914
                                           ------------
Electronics (3.9%):
   40,000   Mettler-Toledo International,
              Inc.*......................     2,208,000
  101,300   Mine Safety Appliances
              Co.(+).....................     3,668,073
   16,900   Nordson Corp.(+).............       684,619
  121,600   OmniVision Technologies,
              Inc.*(+)...................     2,427,136
  121,700   Sierra Pacific
              Resources*(+)..............     1,586,968
                                           ------------
                                             10,574,796
                                           ------------
Health Care (4.5%):
  133,500   Hillenbrand Industries,
              Inc........................     6,596,235
  114,800   STERIS Corp.(+)..............     2,872,296
  107,400   West Pharmaceutical Services,
              Inc.(+)....................     2,688,222
                                           ------------
                                             12,156,753
                                           ------------
Hotels/Motels (0.7%):
  170,000   LA Quinta Corp.*(+)..........     1,893,800
                                           ------------
Household (2.8%):
   70,700   Ethan Allen Interiors,
              Inc.(+)....................     2,582,671
   77,400   Hooker Furniture Corp.(+)....     1,327,410
  174,600   La-Z-Boy, Inc.(+)............     2,367,576
  116,300   Russ Berrie & Company,
              Inc.(+)....................     1,328,146
                                           ------------
                                              7,605,803
                                           ------------

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Insurance (7.7%):
    8,403   American National Insurance
              Co.........................  $    983,067
  172,000   Aspen Insurance Holdings,
              Ltd.(+)....................     4,071,240
    5,800   Harleysville Group,
              Inc.(+)....................       153,700
  121,000   IPC Holdings, Ltd.(+)........     3,312,980
   52,500   Mercury General Corp.........     3,056,550
  147,800   Montpelier Re Holdings,
              Ltd.(+)....................     2,793,420
   76,900   Protective Life Corp.........     3,365,913
   38,000   RLI Corp.(+).................     1,895,060
   20,600   StanCorp Financial Group,
              Inc. ......................     1,028,970
                                           ------------
                                             20,660,900
                                           ------------
Manufacturing (19.0%):
   26,700   A.O. Smith Corp. ............       937,170
   97,800   American Woodmark Corp.(+)...     2,424,462
   85,000   Apogee Enterprises,
              Inc.(+)....................     1,378,700
   36,800   AptarGroup, Inc..............     1,920,960
      200   Baldor Electric Co...........         5,130
   30,000   Bassett Furniture Industries,
              Inc.(+)....................       555,000
  123,500   Bemis Company, Inc...........     3,440,710
  105,000   Briggs & Stratton Corp.......     4,072,950
   30,800   Carlisle Companies,
              Inc.(+)....................     2,129,820
  110,500   CIRCOR International,
              Inc.(+)....................     2,835,430
   40,400   CNH Global NV(+).............       749,016
   62,200   Cohu, Inc....................     1,422,514
   34,000   Genlyte Group, Inc.*(+)......     1,821,380
  139,000   Graco, Inc.(+)...............     5,070,720
   43,500   JLG Industries, Inc..........     1,986,210
   55,000   Kennametal, Inc.(+)..........     2,807,200
   13,900   Lancaster Colony Corp........       514,995
   46,200   Lone Star Technologies,
              Inc.*(+)...................     2,386,692
  168,500   Mueller Industries,
              Inc.(+)....................     4,620,270
   25,700   Powell Industries,
              Inc.*(+)...................       461,572
  181,700   RPM International, Inc.(+)...     3,156,129
   78,600   Russell Corp.(+).............     1,057,956
   27,600   Teleflex, Inc................     1,793,448
  109,000   Watts Water Technologies,
              Inc., Class A(+)...........     3,301,610
                                           ------------
                                             50,850,044
                                           ------------
Metals/Mining (5.1%):
   42,800   Arch Coal, Inc.(+)...........     3,402,600
  119,500   Gibraltar Industries,
              Inc.(+)....................     2,741,330
   52,100   Reliance Steel & Aluminum
              Co. .......................     3,184,352
  109,200   Steel Dynamics, Inc.(+)......     3,877,692
   13,700   Timken Co.(+)................       438,674
                                           ------------
                                             13,644,648
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
  Oil/Gas
  (2.1%):
   11,300   Atwood Oceanics, Inc.*(+)....  $    881,739
   95,600   Global Industries,
              Ltd.*(+)...................     1,085,060
   47,500   Oil States International,
              Inc.*(+)...................     1,504,800
   50,000   Tidewater, Inc.(+)...........     2,223,000
                                           ------------
                                              5,694,599
                                           ------------
Paper/Forest Products (0.9%):
  117,000   Glatfelter(+)................     1,660,230
  105,000   Mercer International,
              Inc.*(+)...................       825,300
                                           ------------
                                              2,485,530
                                           ------------
Pharmaceuticals (1.5%):
    3,300   Adams Respiratory
              Therapeutics, Inc.*(+).....       134,178
  173,500   NBTY, Inc.*(+)...............     2,819,375
   18,500   Pharmaceutical Product
              Development, Inc.*.........     1,146,075
                                           ------------
                                              4,099,628
                                           ------------
Real Estate Investment Trusts (0.7%):
   72,000   Arbor Realty Trust,
              Inc.(+)....................     1,866,240
                                           ------------
Retail/Wholesale (13.2%):
  126,000   American Eagle Outfitters,
              Inc.(+)....................     2,895,480
   14,000   Bob Evans Farms, Inc.(+).....       322,840
   70,000   Brown Shoe Company, Inc. ....     2,970,100
   62,100   Casey's General Stores,
              Inc. ......................     1,540,080
  100,000   Christopher & Banks
              Corp.(+)...................     1,878,000
   49,900   Dillard's, Inc., Class
              A(+).......................     1,238,518
  112,400   Gymboree Corp.*(+)...........     2,630,160
  196,000   Hot Topic, Inc.*(+)..........     2,793,000
  110,000   Hughes Supply, Inc.(+).......     3,943,500
   66,700   Linen 'n Things, Inc.*(+)....     1,774,220
   53,800   Men's Wearhouse, Inc.*(+)....     1,583,872
  232,900   Pier 1 Imports, Inc.(+)......     2,033,217
  100,000   Regis Corp.(+)...............     3,857,000
   91,200   Timberland Co., Class A*.....     2,968,560
  184,000   West Marine, Inc.*(+)........     2,572,320
   10,400   Zale Corp.*..................       261,560
                                           ------------
                                             35,262,427
                                           ------------
Services (1.1%):
   21,000   ABM Industries, Inc.(+)......       410,550
   32,100   Dollar Thrifty Automotive
              Group, Inc.*(+)............     1,157,847
   21,400   EMCOR Group, Inc.*...........     1,445,142
                                           ------------
                                              3,013,539
                                           ------------

                                               FAIR
 SHARES                                       VALUE
---------                                  ------------
COMMON STOCKS, CONTINUED
Transportation (5.5%):
   54,000   Genesee & Wyoming, Inc.,
              Class A*(+)................  $  2,027,700
  205,000   J.B. Hunt Transport Services,
              Inc.(+)....................     4,641,200
   58,700   Kansas City Southern*(+).....     1,434,041
   42,200   Offshore Logistics,
              Inc.*(+)...................     1,232,240
   94,700   OMI Corp.(+).................     1,718,805
   49,900   Overseas Shipholding Group,
              Inc. ......................     2,514,461
   30,300   Teekay Shipping Corp.(+).....     1,208,970
                                           ------------
                                             14,777,417
                                           ------------
Travel/Entertainment (1.3%):
   65,000   Aztar Corp.*(+)..............     1,975,350
   56,700   Intrawest Corp.(+)...........     1,641,465
                                           ------------
                                              3,616,815
                                           ------------
Utilities (2.1%):
   88,400   Airgas, Inc.(+)..............     2,908,360
  138,000   Northeast Utilities, Inc. ...     2,717,220
                                           ------------
                                              5,625,580
                                           ------------
  Total Common Stocks
    (Cost $216,595,329)                     226,804,209
                                           ------------
DEPOSIT ACCOUNT (15.4%):
41,580,944  TNT Offshore Deposit
              Account....................    41,580,944
                                           ------------
  Total Deposit Account
    (Cost $41,580,944)                       41,580,944
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (34.0%):
91,550,554  Northern Trust Institutional
              Liquid Assets Portfolio....    91,550,554
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $91,550,554)                       91,550,554
                                           ------------
  Total Investments
    (Cost $349,726,827)(a)--133.7%          359,935,707
  Liabilities in excess of other
assets--(33.7)%                             (90,698,928)
                                           ------------
  Net Assets--100.0%                       $269,236,779
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $269,236,779.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $3,472. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $ 22,739,922
    Unrealized depreciation...................   (12,534,514)
                                                ------------
    Net unrealized appreciation...............  $ 10,205,408
                                                ============

(b) The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     98.2%
    Bermuda...................................      1.0
    Bahamas...................................      0.5
    Netherlands...............................      0.3
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                      USAZ
                                                                    FRANKLIN
                                                              SMALL CAP VALUE FUND
                                                               (FORMERLY KNOWN AS
                                                                   PIMCO NFJ
                                                                   SMALL CAP
                                                                  VALUE FUND)
                                                              --------------------
ASSETS
Investments, at cost........................................      $349,726,827
                                                                  ============
Investments, at value*......................................      $359,935,707
Dividends receivable........................................           235,815
Receivable for capital shares issued........................         1,269,105
Receivable from Administrator...............................             6,655
                                                                  ------------
  Total Assets..............................................       361,447,282
                                                                  ------------
LIABILITIES
Payable for investments purchased...........................           355,293
Payable for capital shares redeemed.........................               227
Payable for return of collateral received...................        91,550,554
Manager fees payable........................................           169,544
Administration fees payable.................................             3,295
Distribution fees payable...................................            56,515
Other accrued liabilities...................................            75,075
                                                                  ------------
  Total Liabilities.........................................        92,210,503
                                                                  ------------
NET ASSETS..................................................      $269,236,779
                                                                  ============
NET ASSETS CONSIST OF:
  Capital...................................................       239,392,279
  Undistributed net investment income/(loss)................           935,723
  Undistributed net realized gains/(losses) on investment
     transactions...........................................        18,699,897
  Net unrealized appreciation/(depreciation) on
     investments............................................        10,208,880
                                                                  ------------
NET ASSETS..................................................      $269,236,779
                                                                  ============
Shares of beneficial interest...............................        16,281,453
Net Asset Value (offering and redemption price per share)...      $      16.54
                                                                  ============

------------
*  Includes securities on loan of $88,480,724.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 USAZ FRANKLIN
                                                              SMALL CAP VALUE FUND
                                                               (FORMERLY KNOWN AS
                                                                   PIMCO NFJ
                                                                   SMALL CAP
                                                                  VALUE FUND)
                                                              --------------------
INVESTMENT INCOME:
Dividends...................................................      $ 3,071,893
Income from securities lending..............................           74,157
                                                                  -----------
  Total Investment Income...................................        3,146,050
                                                                  -----------
EXPENSES:
Manager fees................................................        1,441,046
Administration fees.........................................          122,949
Distribution fees...........................................          480,349
Audit fees..................................................           16,593
Compliance services fees....................................            4,195
Custodian fees..............................................           23,661
Legal fees..................................................           23,132
Shareholder reports.........................................           34,547
Trustees' fees..............................................           15,179
Other expenses..............................................           51,423
                                                                  -----------
  Total expenses............................................        2,213,074
                                                                  -----------
NET INVESTMENT INCOME/(LOSS)................................          932,976
                                                                  -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......       18,699,897
Change in unrealized appreciation/depreciation on
  securities................................................       (5,765,878)
                                                                  -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...       12,934,019
                                                                  -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      $13,866,995
                                                                  ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     USAZ FRANKLIN
                                                                  SMALL CAP VALUE FUND
                                                                   (FORMERLY KNOWN AS
                                                                     USAZ PIMCO NFJ
                                                                 SMALL CAP VALUE FUND)
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $    932,976    $  1,088,513
  Net realized gains/(losses) on securities transactions....    18,699,897       1,538,993
  Change in unrealized appreciation/depreciation on
     securities.............................................    (5,765,878)     13,610,028
                                                              ------------    ------------
  Change in net assets resulting from operations............    13,866,995      16,237,534
                                                              ------------    ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................    (1,084,648)             --
  From net realized gains...................................    (1,540,111)        (78,607)
                                                              ------------    ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (2,624,759)        (78,607)
                                                              ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   137,992,550      93,722,492
  Proceeds from dividends reinvested........................     2,624,759         261,863
  Cost of shares redeemed...................................   (11,319,367)     (6,940,624)
                                                              ------------    ------------
  Change due to capital transactions........................   129,297,942      87,043,731
                                                              ------------    ------------
  Change in net assets......................................   140,540,178     103,202,658
NET ASSETS:
  Beginning of period.......................................   128,696,601      25,493,943
                                                              ------------    ------------
  End of period.............................................  $269,236,779    $128,696,601
                                                              ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $    935,723    $  1,087,395
                                                              ============    ============
SHARE TRANSACTIONS:
  Shares issued.............................................     8,609,543       6,725,032
  Dividends reinvested......................................       162,122          20,110
  Shares redeemed...........................................      (725,431)       (515,937)
                                                              ------------    ------------
  Change in shares..........................................     8,046,234       6,229,205
                                                              ============    ============

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND

(FORMERLY KNOWN AS PIMCO NFJ SMALL CAP VALUE FUND)
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED     YEAR ENDED    MAY 1, 2003 TO
                                                    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                        2005           2004          2003(A)
                                                    ------------   ------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  15.63       $  12.71        $ 10.00
                                                      --------       --------        -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................        0.08#          0.13           0.08
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................        1.02           2.80           2.75
                                                      --------       --------        -------
  Total from Investment Activities................        1.10           2.93           2.83
                                                      --------       --------        -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................       (0.08)            --          (0.08)
  Net Realized Gains..............................       (0.11)         (0.01)         (0.04)
                                                      --------       --------        -------
  Total Dividends.................................       (0.19)         (0.01)         (0.12)
                                                      --------       --------        -------
NET ASSET VALUE, END OF PERIOD....................    $  16.54       $  15.63        $ 12.71
                                                      ========       ========        =======
TOTAL RETURN*(b)..................................        7.03%         23.10%         28.38%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $269,237       $128,697        $25,494
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................        0.49%          1.68%          1.54%
Expenses Before Waivers/Reimbursements**(c).......        1.15%          1.23%          1.60%
Expenses Net of Waivers/Reimbursements(c).........        1.15%          1.23%          1.25%
Portfolio Turnover Rate(b)........................       85.56%(d)      21.14%         13.67%

------------

*    The returns include reinvested dividends and fund level
     expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
**   During the period, certain fees were reduced. If such fee
     reductions had not occurred, the ratios would have been as indicated.
#    Average shares method used in calculation.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  On April 4, 2005, the USAZ PIMCO NFJ Small Cap Value Fund
     became the USAZ Franklin Small Cap Value Fund.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Franklin Small Cap Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Franklin Small Cap Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Franklin Small Cap Value Fund..........................  $91,550,554      $88,480,724

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  the Fund. Pursuant to a portfolio management agreement with the Manager, Franklin Advisory Services, LLC ("Franklin") and the Trust, Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. Pimco Advisors Retail Holdings, LLC and NFJ Investment Group L.P. provided investment advisory services as the Subadviser for the Fund prior April 4, 2005. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Franklin Small Cap Value Fund..........................     0.75%          1.35%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, there are no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a minimum annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $11,844 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $26 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ FRANKLIN SMALL CAP VALUE FUND
(FORMERLY KNOWN AS USAZ PIMCO NFJ SMALL CAP VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Franklin Small Cap Value Fund..........................  $232,913,385   $137,044,996

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $2,011,686 related to ordinary income and $613,073 related to net long term capital gains and for the year ended December 31, 2004 was $261,861 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                      ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                       INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                    -------------   -------------   -----------   ---------------   -----------
   USAZ Franklin Small Cap Value
     Fund.........................   $11,228,453     $8,410,639     $19,639,092     $10,205,408     $29,844,500

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 39.33% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Franklin Small Cap Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                              Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                  Foundation for Public
   Essex, CT 06426                                                 Giving from September 2000
                                                                   to January 2003; Chairman,
                                                                   Chief Executive and
                                                                   President of Conning Corp.
                                                                   from September 1999 to
                                                                   March 2000; Investment
                                                                   Consultant from 1997 to
                                                                   September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003                      Hospitality
                                                                   to 2005; Chief Risk                          Energy Capital,
                                                                   Management Officer at Bank                    LLC Advisory
                                                                   of Bermuda, Ltd., 4/96 to                         Board
                                                                   8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to
                                                                   present. Senior Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   USAllianz Investor
                                                                   Services, LLC and Vice
                                                                   President, Allianz Life
                                                                   from July 1999 to August
                                                                   2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.  ANNRPT1205 2/06

                                USAZ(R) JENNISON
                                20/20 FOCUS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statement of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 16

                     Information about Trustees and Officers
                                     Page 20

                                Other Information
                                     Page 21

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) JENNISON 20/20 FOCUS FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Jennison 20/20 Focus Fund and Jennison Associates LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE FROM ITS INCEPTION ON APRIL 29, 2005 TO THE PERIOD END ON DECEMBER 31, 2005?

The USAZ(R) Jennison 20/20 Focus Fund gained 23.61% from the Fund's inception on April 29, 2005 to the period end on December 31, 2005, versus a 9.29% return for its benchmark, the S&P 500 Stock Index(1).

This Fund's Subadviser, Jennison Associates, constructs a focused, blended portfolio by investing half of its assets in 20 stocks chosen by a growth manager, and the other half in 20 stocks chosen by a value manager.*

The stock market rallied between May and December of 2005, as both investment styles and all market capitalizations posted strong returns. Both the growth and value portions of this Fund contributed to healthy absolute gains, fueled primarily by strength in technology and energy stocks.*

The Fund's growth and value portfolios each boosted returns relative to the benchmark. Technology stocks provided the largest contribution to the growth allocation's relative returns. Strong security selection among shares of Internet, computer hardware, software and semiconductors firms powered those superior relative gains. Meanwhile, shares of managed care providers and a particular biotechnology firm helped the growth allocation's health-care stake boost relative performance. Stocks in the financial services, consumer discretionary and consumer staples sectors also contributed to index-beating returns. No sector detracted from the growth portfolio's absolute performance; however, the growth portfolio trailed the S&P 500 Index due to its small exposure to the energy sector.*

Stock selection in nearly every sector also boosted the value sleeve's returns against the benchmark. The Fund's energy holdings significantly outperformed those of the benchmark, due to the managers' emphasis on shares of certain exploration and production companies and energy equipment and services firms. Security selection in the materials, utilities, health care, consumer staples and financial services sectors also contributed to the Fund's relative gains. The value allocation's holdings in industrials and information technology stocks dragged on returns against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Standard & Poor's 500 Stock Index ("S&P 500 Stock Index") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) JENNISON 20/20 FOCUS FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose prices will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                 USAZ(R) Jennison 20/20 Focus Fund   S&P 500 Stock Index
                 ---------------------------------   -------------------
4/29/2005                  10000                          10000
                           10470                          10318
6/05                       10650                          10333
                           11220                          10717
                           11440                          10619
9/05                       11910                          10706
                           11740                          10527
                           12220                          10925
12/31/2005                 12361                          10929

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                 SINCE
                                                               INCEPTION
                                                               (4/29/05)
                                                               ---------
USAZ(R) Jennison 20/20 Focus Fund                                 23.61%
S&P 500 Stock Index                                                9.29%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the S&P 500 Stock Index is calculated from 4/30/05 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Jennison 20/20 Focus Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Jennison 20/20 Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Jennison 20/20 Focus Fund.......    $1,000.00       $1,160.70           $6.54               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Jennison 20/20 Focus Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING         ENDING         EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                            7/1/05          12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                         -------------   --------------   -----------------   -----------------
   USAZ Jennison 20/20 Focus Fund......    $1,000.00       $1,019.16            $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Jennison 20/20 Focus Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ JENNISON 20/20 FOCUS FUND              NET ASSETS*
   ------------------------------              -----------
   Banking/Financial Services................       7.2%
   Chemicals.................................       2.2
   Computers.................................      14.2
   E-Commerce................................       2.5
   Electronics...............................       2.4
   Food......................................       2.2
   Health Care...............................       5.3
   Household.................................       2.5
   Insurance.................................       2.2
   Manufacturing.............................       4.9
   Metals/Mining.............................       3.4
   Oil/Gas...................................      13.9
   Pharmaceuticals...........................      11.3
   Retail/Wholesale..........................      11.4
   Services..................................       4.3
   Telecommunications........................       2.2
   Utilities.................................       5.7
   Short-Term Investments....................      13.9
                                                  -----
                                                  111.7%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (97.8%):
Banking/Financial Services (7.2%):
    70,900   American Express Co. .......  $  3,648,514
   220,200   Charles Schwab Corp. .......     3,230,334
    53,600   Merrill Lynch & Company,
               Inc. .....................     3,630,328
                                           ------------
                                             10,509,176
                                           ------------
Chemicals (2.2%):
    75,400   E. I. du Pont de Nemours and
               Co. ......................     3,204,500
                                           ------------
Computers (14.2%):
   111,100   Adobe Systems, Inc. ........     4,106,257
    49,700   Apple Computer, Inc.*.......     3,572,933
    98,800   Computer Associates
               International, Inc. ......     2,785,172
     9,000   Google, Inc., Class A*......     3,733,740
   130,600   Microsoft Corp. ............     3,415,190
    81,100   Yahoo!, Inc.*...............     3,177,498
                                           ------------
                                             20,790,790
                                           ------------
E-Commerce (2.5%):
    83,000   eBay, Inc.*.................     3,589,750
                                           ------------
Electronics (2.4%):
    61,600   Marvell Technology Group,
               Ltd.*.....................     3,455,144
                                           ------------
Food (2.2%):
    84,800   Cadbury Schweppes plc,
               ADR(+)....................     3,246,992
                                           ------------
Health Care (5.3%):
    46,700   Amgen, Inc.*................     3,682,762
    64,500   UnitedHealth Group, Inc. ...     4,008,030
                                           ------------
                                              7,690,792
                                           ------------
Household (2.5%):
    62,500   Procter & Gamble Co. .......     3,617,500
                                           ------------
Insurance (2.2%):
    48,100   American International
               Group, Inc. ..............     3,281,863
                                           ------------
Manufacturing (4.9%):
   101,400   Honeywell International,
               Inc. .....................     3,777,150
   119,100   Tyco International,
               Ltd.(+)...................     3,437,226
                                           ------------
                                              7,214,376
                                           ------------
Metals/Mining (3.4%):
    34,100   Phelps Dodge Corp. .........     4,905,967
                                           ------------
Oil/Gas (13.9%):
    63,900   Halliburton Co. ............     3,959,244
    98,400   Nexen, Inc.(+)..............     4,686,792
    44,200   Occidental Petroleum
               Corp. ....................     3,530,696
    36,200   Schlumberger, Ltd. .........     3,516,830
    73,700   Suncor Energy, Inc.(+)......     4,652,681
                                           ------------
                                             20,346,243
                                           ------------
Pharmaceuticals (11.3%):
    62,700   Caremark Rx, Inc.*..........     3,247,233
    66,300   Gilead Sciences, Inc.*......     3,489,369
    61,300   Novartis AG, ADR............     3,217,024
    46,600   Roche Holding AG, ADR.......     3,488,061
    68,500   Sanofi-Aventis, ADR(+)......     3,007,150
                                           ------------
                                             16,448,837
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Retail/Wholesale (11.4%):
    45,100   Altria Group, Inc...........  $  3,369,872
   153,300   Kroger Co.*.................     2,894,304
    42,500   NIKE, Inc., Class B.........     3,688,575
    41,700   Whole Foods Market, Inc. ...     3,227,163
   238,800   Xerox Corp.*................     3,498,420
                                           ------------
                                             16,678,334
                                           ------------
Services (4.3%):
    82,800   GTECH Holdings Corp. .......     2,628,072
   121,000   Waste Management, Inc. .....     3,672,350
                                           ------------
                                              6,300,422
                                           ------------
Telecommunications (2.2%):
   140,300   Sprint Nextel Corp. ........     3,277,408
                                           ------------
Utilities (5.7%):
    77,900   Sempra Energy...............     3,493,036
    95,900   TXU Corp....................     4,813,221
                                           ------------
                                              8,306,257
                                           ------------
  Total Common Stocks
    (Cost $132,907,304)                     142,864,351
                                           ------------
DEPOSIT ACCOUNT (4.4%):
 6,456,225   TNT Offshore Deposit
               Account...................     6,456,225
                                           ------------
  Total Deposit Account
    (Cost $6,456,225)                         6,456,225
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (9.5%):
13,848,432   Northern Trust Institutional
               Liquid Assets Portfolio...    13,848,432
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $13,848,432)                       13,848,432
                                           ------------
  Total Investments
    (Cost $153,211,961)(a)--111.7%          163,169,008
           Liabilities in excess of other
                          assets--(11.7)%  (17,114,655)
                                           ------------
  Net Assets--100.0%                       $146,054,353
                                           ============

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $146,054,353.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $272,612. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $10,732,074
    Unrealized depreciation...................   (1,047,639)
                                                -----------
    Net unrealized appreciation...............  $ 9,684,435
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     83.6%
    Bermuda...................................      4.6
    Switzerland...............................      4.5
    Canada....................................      3.1
    United Kingdom............................      2.2
    France....................................      2.0
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                               USAZ JENNISON
                                                                20/20 FOCUS
                                                                   FUND
                                                               -------------
ASSETS
Investments, at cost........................................   $153,211,961
                                                               ============
Investments, at value*......................................   $163,169,008
Dividends receivable........................................        139,478
Receivable for capital shares issued........................        560,254
Receivable for investments sold.............................        101,169
                                                               ------------
  Total Assets..............................................    163,969,909
                                                               ------------

LIABILITIES
Payable for investments purchased...........................      3,909,387
Payable for capital shares redeemed.........................             64
Payable for return of collateral received...................     13,848,432
Manager fees payable........................................         90,907
Administration fees payable.................................          7,413
Distribution fees payable...................................         29,137
Other accrued liabilities...................................         30,216
                                                               ------------
  Total Liabilities.........................................     17,915,556
                                                               ------------
NET ASSETS..................................................   $146,054,353
                                                               ============

NET ASSETS CONSIST OF:
  Capital...................................................   $136,205,662
  Undistributed net realized gains/(losses) on
     investments............................................       (108,356)
  Net unrealized appreciation/depreciation on investments...      9,957,047
                                                               ------------
NET ASSETS..................................................   $146,054,353
                                                               ============
Shares of beneficial interest...............................     11,827,682
Net Asset Value (offering and redemption price per share)...   $      12.35
                                                               ============

------------
*  Includes securities on loan of $13,529,420.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2005(A)

                                                               USAZ JENNISON
                                                                20/20 FOCUS
                                                                   FUND
                                                               -------------
INVESTMENT INCOME:
Dividends...................................................    $  615,073
Income from securities lending..............................         1,655
                                                                ----------
  Total Investment Income...................................       616,728
                                                                ----------
EXPENSES:
Manager fees................................................       332,860
Administration fees.........................................        27,142
Distribution fees...........................................       104,019
Audit fees..................................................         6,808
Compliance services fees....................................           745
Custodian fees..............................................         8,301
Legal fees..................................................         4,019
Shareholder reports.........................................        16,094
Other expenses..............................................         9,199
                                                                ----------
  Total expenses before reductions..........................       509,187
  Less expenses waived/reimbursed by the Manager............        (9,896)
                                                                ----------
  Net Expenses..............................................       499,291
                                                                ----------
NET INVESTMENT INCOME/(LOSS)................................       117,437
                                                                ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......      (102,440)
Change in unrealized appreciation/depreciation on
  securities................................................     9,957,047
                                                                ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     9,854,607
                                                                ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $9,972,044
                                                                ==========

------------
(a) For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                  USAZ JENNISON
                                                                 20/20 FOCUS FUND
                                                               --------------------
                                                               FOR THE PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2005(A)
                                                               --------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................       $    117,437
  Net realized gains/(losses) on securities.................           (102,440)
  Change in unrealized appreciation/depreciation on
     securities.............................................          9,957,047
                                                                   ------------
  Change in net assets resulting from operations............          9,972,044
                                                                   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................           (135,000)
                                                                   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................           (135,000)
                                                                   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................        137,077,952
  Proceeds from dividends reinvested........................            135,000
  Cost of shares redeemed...................................           (995,643)
                                                                   ------------
  Change in net assets from capital transactions............        136,217,309
                                                                   ------------
  Change in net assets......................................        146,054,353
                                                                   ------------
NET ASSETS:
  Beginning of period.......................................                 --
  End of period.............................................       $146,054,353
                                                                   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................       $         --
                                                                   ============
SHARE TRANSACTIONS:
  Shares issued.............................................         11,903,216
  Dividends reinvested......................................             10,931
  Shares redeemed...........................................            (86,465)
                                                                   ------------
  Change in shares..........................................         11,827,682
                                                                   ============

------------
(a) For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
FINANCIAL HIGHLIGHTS

                                                               FOR THE PERIOD ENDED
                                                                   DECEMBER 31,
                                                                     2005(A)
                                                               --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $  10.00
                                                                     --------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)..............................             0.01
  Net Realized and Unrealized Gains/(Losses) on
     Investments............................................             2.35
                                                                     --------
  Total from Investment Activities..........................             2.36
                                                                     --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................            (0.01)
                                                                     --------
  Total Dividends...........................................            (0.01)
                                                                     --------
NET ASSET VALUE, END OF PERIOD..............................         $  12.35
                                                                     ========
TOTAL RETURN*(b)............................................            23.61%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)..........................         $146,054
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).................................             0.28%
Expenses Before Waivers/Reimbursements**(c).................             1.23%
Expenses Net of Waivers/Reimbursements(c)...................             1.20%
Portfolio Turnover Rate(b)..................................            59.04%

------------
* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period April 29, 2005 (commencement of operations) to December 31, 2005.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Jennison 20/20 Focus Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Jennison 20/20 Focus Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Jennison 20/20 Focus Fund..............................  $13,848,432      $13,529,420

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Jennison Associates LLC, (the subadviser is also affiliated with Prudential Investment Management, Inc.), ("Jennison") and the Trust, Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Jennison 20/20 Focus Fund..............................     0.80%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2008
                                                                 ----------
   USAZ Jennison 20/20 Focus Fund..............................    $9,896

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a minimum annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2005, $1,416 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the period ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the period ended December 31, 2005, the Fund paid approximately $20 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON 20/20 FOCUS FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Jennison 20/20 Focus Fund..............................  $169,015,017   $36,005,273

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $135,000 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                     UNDISTRIBUTED                                                      TOTAL
                                       ORDINARY      ACCUMULATED   DISTRIBUTIONS     UNREALIZED      ACCUMULATED
                                        INCOME        EARNINGS        PAYABLE      APPRECIATION(A)    EARNINGS
                                     -------------   -----------   -------------   ---------------   -----------
   USAZ Jennison 20/20 Focus
     Fund..........................    $164,256       $164,256         $  --         $9,684,435      $9,848,691

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Jennison 20/20 Focus Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                              Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                  Foundation for Public
   Essex, CT 06426                                                 Giving from September 2000
                                                                   to January 2003; Chairman,
                                                                   Chief Executive and
                                                                   President of Conning Corp.
                                                                   from September 1999 to
                                                                   March 2000; Investment
                                                                   Consultant from 1997 to
                                                                   September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003                      Hospitality
                                                                   to 2005; Chief Risk                          Energy Capital,
                                                                   Management Officer at Bank                    LLC Advisory
                                                                   of Bermuda, Ltd., 4/96 to                         Board
                                                                   8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to
                                                                   present. Senior Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   USAllianz Investor
                                                                   Services, LLC and Vice
                                                                   President, Allianz Life
                                                                   from July 1999 to August
                                                                   2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.       ANNRPT1205 2/06

                                USAZ(R) JENNISON
                                  GROWTH FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statement of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 16

                     Information about Trustees and Officers
                                     Page 20

                                Other Information
                                     Page 21

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) JENNISON GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Jennison Growth Fund and Jennison Associates LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE FROM ITS INCEPTION ON APRIL 29, 2005 TO THE PERIOD END ON DECEMBER 31, 2005?

The USAZ(R) Jennison Growth Fund gained 20.80% total return from its inception on April 29, 2005 to the period end on December 31, 2005. That compared to an 11.88% return for its benchmark, the Russell 1000(R) Growth Index(1).

This Fund's Subadviser seeks large-cap shares of companies with strong sales growth and traits such as growth in units, revenues and cash flows, a defendable competitive position and proven management team. The Fund's managers also may invest in fast-growing midcap stocks. The Fund typically holds between 55 and 70 stocks.*

A stock-market surge helped this Fund produce strong gains during the period under review. The Fund's holdings performed particularly well, benefiting both absolute returns and gains relative to the growth benchmark. The energy, consumer discretionary, information technology, financial services and health care sectors provided the largest contributions to the Fund's absolute gains.*

Very strong stock selection helped the Fund out-gain its benchmark index by a wide margin. Information technology stocks especially boosted relative performance, as some notable holdings in the Internet and computer hardware industries experienced strong rallies. The Fund's health-care stake likewise contributed to superior relative performance, with the portfolio's biotechnology holdings leading the way.*

The performance of certain stocks in the consumer sectors, including shares of a food retailer and an online auction firm, helped the Fund outperform its benchmark. Favorable weightings versus the index in the consumer staples, energy, financial services and information technology sectors also boosted relative gains.*

There were few negative influences on relative returns during this period. The Fund's lack of exposure to materials and utilities stocks detracted slightly from performance against the benchmark, while disappointing returns from a few information technology stocks also weighed somewhat on relative gains.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) JENNISON GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose price will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                 USAZ(R) Jennison Growth Fund     Russell 1000(R) Growth Index
                 ----------------------------     ----------------------------
4/29/2005                  10000                            10000
4/05                       10000                            10000
5/05                       10790                            10484
6/05                       10710                            10445
7/05                       11330                            10956
8/05                       11240                            10815
9/05                       11460                            10864
10/05                      11500                            10759
11/05                      12070                            11223
12/31/2005                 12080                            11188

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2005

                                 SINCE
                               INCEPTION
                               (4/29/05)
                               ---------
USAZ(R) Jennison Growth Fund    20.80%
Russell 1000(R) Growth Index    11.88%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTHEND PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Growth Index is calculated from 4/30/05 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Jennison Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Jennison Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Jennison Growth Fund...............    $1,000.00       $1,127.90           $6.44               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Jennison Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Jennison Growth Fund...............    $1,000.00       $1,019.16           $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Jennison Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ JENNISON GROWTH FUND                   NET ASSETS*
   -------------------------                   ------------
   Banking/Financial Services................      10.0%
   Beverages.................................       1.2
   Computers.................................      19.8
   E-Commerce................................       3.7
   Electronics...............................       9.3
   Health Care...............................       9.2
   Household.................................       2.9
   Insurance.................................       4.6
   Manufacturing.............................       3.1
   Media.....................................       0.4
   Oil/Gas...................................       4.7
   Pharmaceuticals...........................       8.3
   Restaurants...............................       0.6
   Retail/Wholesale..........................      12.6
   Telecommunications........................       4.0
   Travel/Entertainment......................       1.0
   Short-Term Investments....................       6.7
                                                  -----
                                                  102.1%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (95.4%):
Banking/Financial Services (10.0%):
   17,700   American Express Co. .........  $   910,842
   11,500   Bank of America Corp. ........      530,725
   45,700   Charles Schwab Corp. .........      670,419
    3,600   Goldman Sachs Group, Inc. ....      459,756
   10,700   JPMorgan Chase & Co. .........      424,683
    9,600   Merrill Lynch & Company,
              Inc. .......................      650,208
                                            -----------
                                              3,646,633
                                            -----------
Beverages (1.2%):
    7,600   PepsiCo, Inc. ................      449,008
                                            -----------
Computers (19.8%):
   24,100   Adobe Systems, Inc............      890,736
    9,700   Apple Computer, Inc.*.........      697,333
   20,700   Cisco Systems, Inc.*..........      354,384
   10,800   Dell, Inc.*...................      323,892
   12,900   Electronic Arts, Inc.*........      674,799
   25,000   EMC Corp.*....................      340,500
    3,400   Google, Inc., Class A*........    1,410,525
   26,700   Microsoft Corp................      698,205
    5,700   NAVTEQ Corp.*(+)..............      250,059
   12,800   SAP AG, ADR(+)................      576,896
   24,800   Yahoo!, Inc.*.................      971,664
                                            -----------
                                              7,188,993
                                            -----------
E-Commerce (3.7%):
    3,400   Amazon.com, Inc.*.............      160,310
   27,900   eBay, Inc.*...................    1,206,675
                                            -----------
                                              1,366,985
                                            -----------
Electronics (9.3%):
    7,200   Agilent Technologies, Inc.*...      239,688
   29,800   Applied Materials, Inc. ......      534,612
   19,600   Intel Corp....................      489,216
   13,400   Marvell Technology Group,
              Ltd.*.......................      751,606
   21,500   Maxim Integrated Products,
              Inc. .......................      779,160
   18,900   Texas Instruments, Inc........      606,123
                                            -----------
                                              3,400,405
                                            -----------
Health Care (9.2%):
    4,700   Alcon, Inc. ..................      609,120
   10,000   Amgen, Inc.*..................      788,600
    7,900   Genentech, Inc.*..............      730,750
   10,500   St. Jude Medical, Inc.*.......      527,100
   11,500   UnitedHealth Group, Inc. .....      714,610
                                            -----------
                                              3,370,180
                                            -----------
Household (2.9%):
   18,540   Procter & Gamble Co. .........    1,073,095
                                            -----------
Insurance (4.6%):
   13,400   American International Group,
              Inc. .......................      914,282
    2,700   CIGNA Corp. ..................      301,590
    5,900   WellPoint, Inc.*..............      470,761
                                            -----------
                                              1,686,633
                                            -----------

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing (3.1%):
   32,300   General Electric Co. .........  $ 1,132,115
                                            -----------
Media (0.4%):
    1,500   Getty Images, Inc.*(+)........      133,905
                                            -----------
Oil/Gas (4.7%):
    4,800   Occidental Petroleum Corp. ...      383,424
    9,900   Schlumberger, Ltd. ...........      961,785
    6,200   Suncor Energy, Inc. ..........      391,406
                                            -----------
                                              1,736,615
                                            -----------
Pharmaceuticals (8.3%):
   10,300   Caremark Rx, Inc.*............      533,437
   11,800   Gilead Sciences, Inc.*........      621,034
   13,400   Novartis AG, ADR..............      703,232
   10,100   Roche Holding AG, ADR.........      755,996
    9,900   Sanofi-Aventis, ADR(+)........      434,610
                                            -----------
                                              3,048,309
                                            -----------
Restaurants (0.6%):
    3,300   Starbucks Corp.*..............       99,033
    3,700   The Cheesecake Factory,
              Inc.*.......................      138,343
                                            -----------
                                                237,376
                                            -----------
Retail/Wholesale (12.6%):
   15,800   Chico's FAS, Inc.*............      694,094
   15,800   Coach, Inc.*..................      526,772
    6,100   Federated Department Stores,
              Inc. .......................      404,613
    7,900   Lowe's Companies, Inc. .......      526,614
    6,800   NIKE, Inc., Class B...........      590,172
   14,200   Target Corp. .................      780,574
    9,400   Whole Foods Market, Inc. .....      727,466
    7,600   Williams-Sonoma, Inc.*........      327,940
                                            -----------
                                              4,578,245
                                            -----------
Telecommunications (4.0%):
   25,500   Nokia Oyj, ADR................      466,650
   10,700   QUALCOMM, Inc. ...............      460,956
   22,192   Sprint Nextel Corp............      518,405
                                            -----------
                                              1,446,011
                                            -----------
Travel/Entertainment (1.0%):
    5,400   Marriott International, Inc.,
              Class A.....................      361,638
                                            -----------
  Total Common Stocks
    (Cost $32,698,239)                       34,856,146
                                            -----------
DEPOSIT ACCOUNT (4.8%):
1,764,342   TNT Offshore Deposit
              Account.....................    1,764,342
                                            -----------
  Total Deposit Account
    (Cost $1,764,342)                         1,764,342
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COLLATERAL FOR SECURITIES ON LOAN (1.9%):
  711,800   Northern Trust Institutional
              Liquid Assets Portfolio.....  $   711,800
                                            -----------
  Total Collateral for Securities on Loan
    (Cost $711,800)                             711,800
                                            -----------
  Total Investments
    (Cost $35,174,381)(a)--102.1%            37,332,288
  Liabilities in excess of other
  assets--(2.1)%                               (755,190)
                                            -----------
  Net Assets--100.0%                        $36,577,098
                                            ===========

------------

Percentages indicated are based on net assets of $36,577,098.

*   Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $50,442. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation...................  $2,370,037
     Unrealized depreciation...................    (262,572)
                                                 ----------
     Net unrealized appreciation...............  $2,107,465
                                                 ==========

    The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investment.

     COUNTRY                                     PERCENTAGE
     -------                                     ----------
     United States.............................     87.0%
     Switzerland...............................      5.7
     Bermuda...................................      2.1
     Germany...................................      1.6
     Finland...................................      1.3
     France....................................      1.2
     Canada....................................      1.1
                                                   -----
                                                   100.0%
                                                   =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                 USAZ
                                                               JENNISON
                                                                GROWTH
                                                                 FUND
                                                              -----------
ASSETS
Investments, at cost........................................  $35,174,381
                                                              ===========
Investments, at value*......................................  $37,332,288
Dividends receivable........................................       22,111
Receivable for capital shares issued........................       27,769
Receivable for investments sold.............................      120,141
                                                              -----------
  Total Assets..............................................   37,502,309
                                                              -----------

LIABILITIES
Payable for investments purchased...........................      171,568
Payable for capital shares redeemed.........................           22
Payable for return of collateral received...................      711,800
Manager fees payable........................................       21,917
Administration fees payable.................................        1,924
Distribution fees payable...................................        7,306
Other accrued liabilities...................................       10,674
                                                              -----------
  Total Liabilities.........................................      925,211
                                                              -----------
NET ASSETS..................................................  $36,577,098
                                                              ===========

NET ASSETS CONSIST OF:
  Capital...................................................  $34,557,928
  Undistributed net investment income/(loss)................           --
  Undistributed net realized gains/(losses) on
     investments............................................     (138,737)
  Net unrealized appreciation/(depreciation) on investment
     transactions...........................................    2,157,907
                                                              -----------
NET ASSETS..................................................  $36,577,098
                                                              ===========
Shares of beneficial interest...............................    3,027,777
Net Asset Value (offering and redemption price per share)...  $     12.08
                                                              ===========

------------
*  Includes securities on loan of $685,653.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2005(A)

                                                                 USAZ
                                                               JENNISON
                                                                GROWTH
                                                                 FUND
                                                              ----------
INVESTMENT INCOME:
Dividends...................................................  $   75,560
Income from securities lending..............................         122
                                                              ----------
  Total Investment Income...................................      75,682
                                                              ----------
EXPENSES:
Manager fees................................................      80,720
Administration fees.........................................       6,604
Distribution fees...........................................      25,225
Compliance services fees....................................         183
Custodian fees..............................................       6,870
Shareholder reports.........................................       4,144
Other expenses..............................................       5,751
                                                              ----------
  Total expenses before reductions..........................     129,497
  Less expenses waived/reimbursed by the Manager............      (8,417)
                                                              ----------
  Net Expenses..............................................     121,080
                                                              ----------
NET INVESTMENT INCOME/(LOSS)................................     (45,398)
                                                              ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......    (138,737)
Change in unrealized appreciation/depreciation on
  securities................................................   2,157,907
                                                              ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...   2,019,170
                                                              ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $1,973,772
                                                              ==========

------------
(a) For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                  USAZ
                                                                JENNISON
                                                              GROWTH FUND
                                                              ------------
                                                                FOR THE
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                2005(A)
                                                              ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (45,398)
  Net realized gains/(losses) on securities.................     (138,737)
  Change in unrealized appreciation/depreciation on
     securities.............................................    2,157,907
                                                              -----------
  Change in net assets resulting from operations............    1,973,772
                                                              -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   35,259,465
  Cost of shares redeemed...................................     (656,139)
                                                              -----------
  Change in net assets from capital transactions............   34,603,326
                                                              -----------
  Change in net assets......................................   36,577,098
NET ASSETS:
  Beginning of period.......................................           --
  End of period.............................................  $36,577,098
                                                              ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --
                                                              ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    3,084,615
  Shares redeemed...........................................      (56,838)
                                                              -----------
  Change in shares..........................................    3,027,777
                                                              ===========

------------
(a) For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                FOR THE
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                2005(A)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.00
                                                                -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)..............................      (0.01)
  Net Realized and Unrealized Gains/(Losses) on
     Investments............................................       2.09
                                                                -------
  Total from Investment Activities..........................       2.08
                                                                -------
NET ASSET VALUE, END OF PERIOD..............................    $ 12.08
                                                                =======
TOTAL RETURN*(b)............................................      20.80%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)..........................    $36,577
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).................................      (0.45)%
Expenses Before Waivers/Reimbursements**(c).................       1.29%
Expenses Net of Waivers/Reimbursements(c)...................       1.20%
Portfolio Turnover Rate(b)..................................      24.31%

------------
* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period April 29, 2005 (commencement of operations) to December 31, 2005.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Jennison Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Jennison Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF        VALUE OF
                                                                 COLLATERAL   LOANED SECURITIES
                                                                 ----------   -----------------
   USAZ Jennison Growth Fund...................................   $711,800        $685,653

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Jennison Associates LLC, (the subadviser is also affiliated with Prudential Investment Management, Inc.), ("Jennison") and the Trust, Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Jennison Growth Fund...................................     0.80%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2008
                                                                 ----------
   USAZ Jennison Growth Fund...................................    $8,417

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2005, $351 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the period ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the period ended December 31, 2005, the Fund paid approximately $10 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

  4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES      SALES
                                                                 -----------   ----------
   USAZ Jennison Growth Fund...................................  $36,396,040   $3,559,065

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ JENNISON GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  At December 31, 2005, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                                                 EXPIRES 12/31/2013
                                                                 ------------------
   USAZ Jennison Growth Fund...................................       $88,295

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                             ACCUMULATED                           TOTAL
                                                             CAPITAL AND        UNREALIZED      ACCUMULATED
                                                            OTHER LOSSES      APPRECIATION(A)    EARNINGS
                                                          -----------------   ---------------   -----------
   USAZ Jennison Growth Fund............................      $(88,295)         $2,107,465      $2,019,170

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Jennison Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                                Capital Re Corporation from
   Darien, CT 06820                                                 1995 to December 1999;
                                                                    Retired from J.P. Morgan
                                                                    after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc., a
   Long Lake, MN 55356                                              manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                   Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                              capital fund-of-funds, 9/94
                                                                    to present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                               Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                               information company, 2003                      Hospitality
                                                                    to 2005; Chief Risk                          Energy Capital,
                                                                    Management Officer at Bank                    LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                         Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd Vice
                                                                    President of Mutual Fund
                                                                    Marketing, Fortis Financial
                                                                    Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.       ANNRPT1205 2/06

                               USAZ(R) LEGG MASON
                                  GROWTH FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 16

                     Information about Trustees and Officers
                                     Page 20

                                Other Information
                                     Page 21

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) LEGG MASON GROWTH FUND (FORMERLY THE AIM DENT DEMOGRAPHIC TRENDS FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Legg Mason Growth Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Legg Mason Growth Fund gained 11.06% for the period ended December 31, 2005. In comparison the Fund's benchmark the Russell 1000(R) Growth Index(1) produced a 5.26% total return for the period. Legg Mason Capital Management, Inc., assumed management of this Fund on April 4, 2005.

This Fund's Subadviser seeks out shares of firms that offer compelling growth prospects, and attempts to buy them when they trade at discounts to the value of the underlying businesses' future cash flows. The managers invest a significant amount of the Fund's assets in each stock, typically building a portfolio of between 20 to 30 securities. Legg Mason generally holds stocks for about three to five years, which results in very low turnover.*

This Fund owes its strong absolute and relative performance to individual stock selection. Shares of two large Internet firms that held prominent positions in the Fund's portfolio performed exceptionally well, boosting absolute and relative returns. Stock picking in the health care sector also increased both absolute and relative gains. The Fund's manager held an underweight position in the large pharmaceutical stocks that dominated the benchmark's health care allocation. Those stocks performed poorly during 2005, so the relatively small position boosted performance against the benchmark.*

Meanwhile, the Fund's manager emphasized shares of managed care providers. Those stocks generated strong returns as fundamentals in that industry improved, boosting absolute and relative performance.*

Weak returns from certain of the portfolio's holdings weighed on performance, both in absolute terms and against the benchmark. Shares of an online auction company suffered after investors questioned the wisdom of an overseas acquisition, while a video-game maker posted declines after issuing disappointing results.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) LEGG MASON GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek maximum long-term capital appreciation with minimum long-term risk to principal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in common stock securities of companies that are, in the Subadvisers opinion, undervalued at the time of purchase.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Smaller companies typically have a higher risk of failure, and historically, have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) Legg Mason Value Fund    Russell 1000(R) Growth Index    S&P 500 Stock Index
                 -----------------------------    ----------------------------    -------------------
11/05/2005                 10000                            10000                       10000
12/01                      10163                            10885                       10861
                           10353                            10965                       10891
                            9446                             9490                        9433
                            8085                             7885                        7804
12/02                       8244                             8528                        8462
                            7886                             8277                        8195
                            8928                             9580                        9456
                            9188                             9867                        9706
12/03                      10378                            11077                       10888
                           10688                            11288                       11072
                           10487                            11446                       11262
                           10312                            11239                       11052
12/04                      11951                            12340                       12071
                           11270                            12105                       11812
                           11714                            12353                       11974
                           11961                            12841                       12405
12/31/2005                 12700                            13114                       12664

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                    SINCE
                                   1       3      INCEPTION
                                  YEAR    YEAR     (5/1/02)
                                 -----   ------   ---------
USAZ(R) Legg Mason Growth Fund   11.06%   17.88%    6.23%
Russell 1000(R) Growth Index      5.26%   13.23%    4.38%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTHEND PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Legg Mason Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Legg Mason Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Legg Mason Growth Fund.............    $1,000.00       $1,106.60           $6.90               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Legg Mason Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Legg Mason Growth Fund.............    $1,000.00       $1,018.65           $6.61               1.30%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Legg Mason Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ LEGG MASON GROWTH FUND                 NET ASSETS*
   ---------------------------                 -----------
   Banking/Financial Services................      10.2%
   Computers.................................      24.3
   E-Commerce................................      18.9
   Health Care...............................       8.9
   Insurance.................................       4.9
   Manufacturing.............................       5.5
   Media.....................................       4.4
   Retail/Wholesaler.........................       2.0
   Services..................................       4.2
   Telecommunications........................      10.6
   Travel/Entertainment......................       3.5
   Short-Term Investments....................      12.6
                                                  -----
                                                  110.0%
                                                  =====

   * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (97.4%):
Banking & Financial Services (10.2%):
   78,000   Citigroup, Inc. ..............  $ 3,785,340
   80,400   Countrywide Financial
              Corp. ......................    2,748,876
   12,600   Goldman Sachs Group, Inc. ....    1,609,146
                                            -----------
                                              8,143,362
                                            -----------
Computers (24.3%):
   90,800   Cisco Systems, Inc.*..........    1,554,496
   96,600   Computer Associates
              International, Inc. ........    2,723,154
  102,900   Dell, Inc.*...................    3,085,971
   73,700   Electronic Arts, Inc.*........    3,855,247
   10,000   Google, Inc., Class A*........    4,148,600
  102,500   Yahoo!, Inc.*.................    4,015,950
                                            -----------
                                             19,383,418
                                            -----------
E-Commerce (18.9%):
  116,200   Amazon.com, Inc.*(+)..........    5,478,830
   89,300   eBay, Inc.*...................    3,862,225
  155,800   Expedia, Inc.*(+).............    3,732,968
   69,050   IAC/InterActiveCorp*(+).......    1,954,806
                                            -----------
                                             15,028,829
                                            -----------


                                               FAIR
 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Health Care (8.9%):
   27,100   Aetna, Inc. ..................  $ 2,555,801
   79,600   Pfizer, Inc. .................    1,856,272
   42,800   UnitedHealth Group, Inc. .....    2,659,592
                                            -----------
                                              7,071,665
                                            -----------
Insurance (4.9%):
   56,700   American International Group,
              Inc. .......................    3,868,641
                                            -----------
Manufacturing (5.5%):
   28,000   Caterpillar, Inc. ............    1,617,560
   54,000   Harley-Davidson, Inc.(+)......    2,780,460
                                            -----------
                                              4,398,020
                                            -----------
Media (4.4%):
  144,800   The DIRECTV Group, Inc.*......    2,044,576
   53,900   XM Satellite Radio Holdings,
              Inc., Class A*(+)...........    1,470,392
                                            -----------
                                              3,514,968
                                            -----------
Retail/Wholesale (2.0%):
   18,400   Nike, Inc., Class B...........    1,596,936
                                            -----------
Services (4.2%):
   55,500   Accenture, Ltd., Class A......    1,602,285
   16,700   FedEx Corp. ..................    1,726,613
                                            -----------
                                              3,328,898
                                            -----------
Telecommunications (10.6%):
  214,200   Nokia Oyj Corp., ADR(+).......    3,919,860
   53,000   QUALCOMM, Inc. ...............    2,283,240
   94,666   Sprint Nextel Corp. ..........    2,211,398
                                            -----------
                                              8,414,498
                                            -----------
Travel/Entertainment (3.5%):
   91,500   International Game
              Technology..................    2,816,370
                                            -----------
  Total Common Stocks
    (Cost $68,505,788)                       77,565,605
                                            -----------
DEPOSIT ACCOUNT (2.5%):
1,970,613   NTRS London Deposit Account...    1,970,613
                                            -----------
  Total Deposit Account
    (Cost $1,970,613)                         1,970,613
                                            -----------
COLLATERAL FOR SECURITIES ON LOAN (10.1%):
8,011,330   Northern Trust Institutional
              Liquid Assets Portfolio.....    8,011,330
                                            -----------
  Total Collateral for Securities on Loan
    (Cost $8,011,330)                         8,011,330
                                            -----------
  Total Investments
    (Cost $78,487,731) (a)--110.0%           87,547,548
  Liabilities in excess of other
     assets--(10.0)%                        (7,968,297)
                                            -----------
  Net Assets--100.0%                        $79,579,251
                                            ===========

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $79,579,251.

*  Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $103,347. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation...................  $10,001,349
     Unrealized depreciation...................   (1,044,879)
                                                 -----------
     Net unrealized appreciation...............  $ 8,956,470
                                                 ===========

    The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investment.

     COUNTRY                                     PERCENTAGE
     -------                                     ----------
     United States.............................     95.1%
     Finland...................................      4.9
                                                   -----
                                                   100.0%
                                                   =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                  USAZ LEGG MASON
                                                                    GROWTH FUND
                                                                 (FORMERLY KNOWN AS
                                                                   USAZ AIM DENT
                                                              DEMOGRAPHIC TRENDS FUND)
                                                              ------------------------
ASSETS
Investments, at cost........................................        $78,487,731
                                                                    ===========
Investments, at value*......................................        $87,547,548
Dividends receivable........................................             26,469
Receivable for capital shares issued........................            751,495
                                                                    -----------
  Total Assets..............................................         88,325,512
                                                                    -----------

LIABILITIES
Payable for investments purchased...........................            632,239
Payable for capital shares redeemed.........................                 52
Payable for return of collateral received...................          8,011,330
Manager fees payable........................................             58,346
Administration fees payable.................................              4,228
Distribution fees payable...................................             16,576
Other accrued liabilities...................................             23,490
                                                                    -----------
  Total Liabilities.........................................          8,746,261
                                                                    -----------
NET ASSETS..................................................        $79,579,251
                                                                    ===========
NET ASSETS CONSIST OF:
  Capital...................................................        $67,280,822
  Undistributed net investment income/(loss)................                 --
  Undistributed net realized gains/(losses) on investments
     transactions...........................................          3,238,612
  Net unrealized appreciation/(depreciation) on
     investments............................................          9,059,817
                                                                    -----------
NET ASSETS..................................................        $79,579,251
                                                                    ===========
Shares of beneficial interest...............................          6,451,072
Net Asset Value (offering and redemption price per share)...        $     12.34
                                                                    ===========

------------

*    Includes securities on loan of $7,758,428.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                  USAZ LEGG MASON
                                                                    GROWTH FUND
                                                                 (FORMERLY KNOWN AS
                                                                   USAZ AIM DENT
                                                              DEMOGRAPHIC TRENDS FUND)
                                                              ------------------------
INVESTMENT INCOME:
Dividends...................................................         $  440,838
Income from securities lending..............................              4,502
                                                                     ----------
  Total Investment Income...................................            445,340
                                                                     ----------
EXPENSES:
Manager fees................................................            471,900
Administration fees.........................................             39,118
Distribution fees...........................................            138,794
Compliance services fees....................................              1,697
Custodian fees..............................................             25,833
Legal fees..................................................              8,638
Shareholder reports.........................................             10,340
Trustees' fees..............................................              5,955
Recoupment of prior expenses reimbursed by the Manager......                940
Other expenses..............................................             18,514
                                                                     ----------
  Total expenses before reductions..........................            721,729
  Less expenses paid indirectly.............................               (462)
                                                                     ----------
  Net Expenses..............................................            721,267
                                                                     ----------
NET INVESTMENT INCOME/(LOSS)................................           (275,927)
                                                                     ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......          3,771,955
Change in unrealized appreciation/depreciation on
  securities................................................          2,625,896
                                                                     ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...          6,397,851
                                                                     ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............         $6,121,924
                                                                     ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               USAZ LEGG MASON GROWTH FUND
                                                               (FORMERLY KNOWN AS USAZ AIM
                                                              DENT DEMOGRAPHIC TRENDS FUND)
                                                              ------------------------------
                                                               YEAR ENDED       YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2005             2004
                                                              -------------    -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................   $  (275,927)     $  (204,473)
  Net realized gains/(losses) on securities transactions....     3,771,955          935,977
  Change in unrealized appreciation/depreciation on
     securities.............................................     2,625,896        2,492,209
                                                               -----------      -----------
  Change in net assets resulting from operations............     6,121,924        3,223,713
                                                               -----------      -----------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains on investments....................      (705,273)              --
                                                               -----------      -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (705,273)              --
                                                               -----------      -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    32,831,543       20,580,031
  Proceeds from dividends reinvested........................       705,273               --
  Cost of shares redeemed...................................    (8,729,152)      (4,724,363)
                                                               -----------      -----------
  Change in net assets from capital transactions............    24,807,664       15,855,668
                                                               -----------      -----------
  Change in net assets......................................    30,224,315       19,079,381
NET ASSETS:
  Beginning of period.......................................    49,354,936       30,275,555
  End of period.............................................   $79,579,251      $49,354,936
                                                               ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................   $        --      $        --
                                                               ===========      ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     2,776,857        1,950,408
  Dividends reinvested......................................        60,177               --
  Shares redeemed...........................................      (775,615)        (470,604)
                                                               -----------      -----------
  Change in shares..........................................     2,061,419        1,479,804
                                                               ===========      ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED DECEMBER 31,      MAY 1, 2002 TO
                                                    -----------------------------    DECEMBER 31,
                                                     2005        2004      2003        2002(A)
                                                    -------     -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $ 11.24     $ 10.40   $  7.62       $10.00
                                                    -------     -------   -------       ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................    (0.04)      (0.05)    (0.03)       (0.02)
  Net Realized and Unrealized Gains/(Losses) on
    Investments...................................     1.28        0.89      2.81        (2.36)
                                                    -------     -------   -------       ------
  Total from Investment Activities................     1.24        0.84      2.78        (2.38)
                                                    -------     -------   -------       ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................    (0.14)         --        --           --
                                                    -------     -------   -------       ------
  Total Dividends.................................    (0.14)         --        --           --
                                                    -------     -------   -------       ------
NET ASSET VALUE, END OF PERIOD....................  $ 12.34     $ 11.24   $ 10.40       $ 7.62
                                                    =======     =======   =======       ======
TOTAL RETURN*(b)..................................    11.06%       8.08%    36.48%      (23.80)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $79,579     $49,355   $30,276       $6,131
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................    (0.50)%     (0.51)%   (0.55)%      (0.51)%
Expenses Before Waivers/Reimbursements**(c).......     1.30%       1.35%     1.63%        3.78%
Expenses Net of Waivers/Reimbursements(c).........     1.30%(d)    1.27%     1.20%        1.20%
Portfolio Turnover Rate(b)........................   106.33%     138.77%   139.34%      133.17%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.30%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Legg Mason Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Legg Mason Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund the following amounts outstanding related to securities lending:

                                                                  VALUE OF        VALUE OF
                                                                 COLLATERAL   LOANED SECURITIES
                                                                 ----------   -----------------
   USAZ Legg Mason Growth Fund.................................  $8,011,330      $7,758,428

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Legg Mason Capital Management Inc. ("Legg Mason") and the Trust, Legg Mason provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. AIM Capital Management, Inc. provided investment advisory services as Subadvisor for the fund prior to April 4, 2005. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund.

  For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the year ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Legg Mason Growth Fund.................................     0.85%          1.30%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ Legg Mason Growth Fund.................................   $63,041      $30,469

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $4,537 was paid from the Fund relating to these fees and expenses.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $54 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Legg Mason Growth Fund.................................  $81,075,651   $57,761,120

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $705,273 related to net long term capital gains.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED    UNDISTRIBUTED                                      TOTAL
                                     ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                      INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                  --------------   -------------   -----------   ---------------   -----------
   USAZ Legg Mason Growth
     Fund.......................    $1,758,218      $1,583,741     $3,341,959      $8,956,470      $12,298,429

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Legg Mason Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99     Retired; Board Member of           30              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 62    Trustee           Since 10/99     Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                        Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                      August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee            Since 2/04     Vice President/General             30              None
   2355 Abingdon Way                                             Manager of Jostens, Inc., a
   Long Lake, MN 55356                                           manufacturer of school
                                                                 products, 2001 to Present;
                                                                 Senior Vice President of
                                                                 Fortis Group, a Life
                                                                 Insurance and Securities
                                                                 company, 1997 to 2001;
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee            Since 2/04     General Partner of Fairview        30        University of CT
   Kickerville Rd                                                Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          30        Connecticut Water
   61                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 62    Trustee            Since 2/04     Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                             of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                            information company, 2003 to                    Hospitality
                                                                 2005; Chief Risk Management                   Energy Capital,
                                                                 Officer at Bank of Bermuda,                    LLC Advisory
                                                                 Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005
   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                               USAZ(R) LEGG MASON
                                   VALUE FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                               TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                       Schedule of Portfolio Investments
                                     Page 5

                      Statement of Assets and Liabilities
                                     Page 7

                            Statement of Operations
                                     Page 8

                      Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                    Page 10

                       Notes to the Financial Statements
                                    Page 11

            Report of Independent Registered Public Accounting Firm
                                    Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                    Page 16

                    Information about Trustees and Officers
                                    Page 20

                               Other Information
                                    Page 21

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) LEGG MASON VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Legg Mason Value Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Legg Mason Value Fund gained 6.27%, compared to a 4.91% and 6.27% return for its benchmarks, the S&P 500 Stock Index(1) and the Russell 1000(R) Index(1). The stock market produced moderate gains during this period, helping this Fund and its benchmarks generate healthy returns.

This Fund's Subadviser seeks out stocks that they believe trade at large discounts to the value of the underlying businesses' future cash flows. The managers then invest a significant amount of the Fund's assets in each stock, typically building a portfolio comprised of between thirty to fifty securities. Legg Mason generally holds stocks for approximately three to five years, resulting in very low turnover.*

The Fund's relative returns benefited from stock selection in the technology sector, largely due to sizable positions in two large Internet stocks. Those stocks performed very well, boosting the Fund's returns against the benchmark. Selection among health care stocks also lifted relative gains. The Fund's managers held larger-than-benchmark positions in shares of managed care providers, which generated good returns. The Fund held only one pharmaceutical stock, and that underweight position helped relative performance as drug-makers struggled.*

The Fund held no exposure to energy stocks, because the managers believed that the sector had become overvalued. They found opportunities they believed were more attractive in homebuilding stocks, and established a position in that industry. That said, the lack of energy holdings hurt performance versus the benchmark, as energy stocks led the market. An underweight position in financial services stocks also dragged modestly on relative performance. Finally, weak returns from shares of a large industrial conglomerate weighed on returns against the broad-market index.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Standard & Poor's 500 Stock Index ("S&P 500 Stock Index") consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000(R) Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) LEGG MASON VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in securities that, in the Subadviser's opinion, offer the potential for capital growth.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) Legg Mason Value Fund    S&P 500 Stock Index     Russell 1000(R) Index
                 -----------------------------    -------------------     ---------------------
11/05/2001                 10000                       10000                      10000
12/01                      10163                       10885                      10861
                           10353                       10965                      10891
                            9446                        9490                       9433
                            8085                        7885                       7804
12/02                       8244                        8528                       8462
                            7886                        8277                       8195
                            8928                        9580                       9456
                            9188                        9867                       9706
12/03                      10378                       11077                      10888
                           10688                       11288                      11072
                           10487                       11446                      11262
                           10312                       11239                      11052
12/04                      11951                       12340                      12071
                           11270                       12105                      11812
                           11714                       12353                      11974
                           11961                       12841                      12405
12/31/2005                 12700                       13114                      12664

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                 SINCE
                                  1      3     INCEPTION
                                 YEAR   YEAR   (11/5/01)
                                ------ ------  ---------
USAZ(R) Legg Mason Value Fund   6.27%  15.49%   5.92%
S&P 500 Stock Index             4.91%  14.39    5.26%+
Russell 1000(R) Index           6.27%  15.42%   6.17%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index ("S&P 500 Stock Index") and the Russell 1000(R) Index. The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000(R) Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the S&P 500 Stock Index and the Russell 1000(R) Index are calculated from 11/1/01 which is the closest available date for the Indices' performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Legg Mason Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Legg Mason Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Legg Mason Value Fund...........    $1,000.00       $1,084.20           $6.30               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Legg Mason Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Legg Mason Value Fund...........    $1,000.00       $1,019.16           $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Legg Mason Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ LEGG MASON VALUE FUND                   NET ASSETS*
   --------------------------                   -----------
   Banking/Financial Services................       12.4%
   Computers.................................       16.3
   Construction..............................        3.1
   E-Commerce................................       13.7
   Health Care...............................       15.8
   Insurance.................................        1.9
   Manufacturing.............................       10.1
   Media.....................................        5.7
   Retail/Wholesale..........................        4.8
   Telecommunications........................        9.6
   Utilities.................................        5.9
   Short-Term Investments....................        6.8
                                                   -----
                                                   106.1%
                                                   =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                                FAIR
  SHARES                                       VALUE
----------                                  ------------
COMMON STOCKS (99.3%):
Banking & Financial Services (12.4%):
    63,100   Capital One Financial
               Corp. ....................   $  5,451,840
   142,800   Citigroup, Inc. ............      6,930,084
   202,600   Countrywide Financial
               Corp. ....................      6,926,894
   268,300   JPMorgan Chase & Co. .......     10,648,827
    73,400   MGIC Investment Corp.(+)....      4,831,188
                                            ------------
                                              34,788,833
                                            ------------
Computers (16.3%):
   171,500   Cisco Systems, Inc.*........      2,936,080
    54,800   Computer Associates
               International,Inc.(+).....      1,544,812
    81,100   Dell, Inc.*.................      2,432,189
   114,000   Electronic Arts, Inc.*(+)...      5,963,340
    29,600   Google, Inc., Class A*......     12,279,855
    78,500   Hewlett-Packard Co. ........      2,247,455
    42,800   International Business
               Machines Corp. ...........      3,518,160
    84,300   Intuit, Inc.*...............      4,493,190
   176,600   Seagate Technology(+).......      3,530,234
   177,000   Yahoo!, Inc.*(+)............      6,934,860
                                            ------------
                                              45,880,175
                                            ------------
Construction (3.1%):
    28,500   Beazer Homes USA, Inc.(+)...      2,075,940
   113,900   Pulte Homes, Inc. ..........      4,483,104
    28,400   Ryland Group, Inc.(+).......      2,048,492
                                            ------------
                                               8,607,536
                                            ------------
E-Commerce (13.7%):
   331,300   Amazon.com, Inc.*(+)........     15,620,795
   221,000   eBay, Inc.*.................      9,558,250
   264,200   Expedia, Inc.*(+)...........      6,330,232
   242,750   IAC/InterActiveCorp*(+).....      6,872,253
                                            ------------
                                              38,381,530
                                            ------------
Health Care (15.8%):
    97,100   Aetna, Inc. ................      9,157,501
   101,300   Health Net, Inc.*...........      5,222,015
    99,600   Humana, Inc.*(+)............      5,411,268
   158,800   McKesson Corp. .............      8,192,492
   164,100   Pfizer, Inc. ...............      3,826,812
   200,800   UnitedHealth Group, Inc. ...     12,477,712
                                            ------------
                                              44,287,800
                                            ------------
Insurance (1.9%):
   119,800   The St. Paul Travelers
               Companies, Inc.(+)........      5,351,466
                                            ------------
Manufacturing (10.1%):
    64,350   Centex Corp.(+).............      4,600,382
   327,400   Eastman Kodak Co.(+)........      7,661,160
    45,200   Masco Corp.(+)..............      1,364,588
   513,100   Tyco International,
               Ltd.(+)...................     14,808,066
                                            ------------
                                              28,434,196
                                            ------------
Media (5.7%):
   409,600   DIRECTV Group, Inc.*(+).....      5,783,552
   299,300   Time Warner, Inc.(+)........      5,219,792
   457,300   WPP Group plc...............      4,948,154
                                            ------------
                                              15,951,498
                                            ------------
Retail/Wholesale (4.8%):
   142,300   Home Depot, Inc.............      5,760,304
    65,700   Sears Holdings Corp.*(+)....      7,590,321
                                            ------------
                                              13,350,625
                                            ------------
Telecommunications (9.6%):
 1,592,300   Qwest Communications
               International, Inc.*(+)...      8,996,495
   770,710   Sprint Nextel Corp..........     18,003,786
                                            ------------
                                              27,000,281
                                            ------------

                                                FAIR
  SHARES                                       VALUE
----------                                  ------------
COMMON STOCKS, CONTINUED
Telecommunications, continued
Utilities (5.9%):
   733,900   AES Corp.*(+)...............   $ 11,617,637
   160,700   Waste Management, Inc.......      4,877,245
                                            ------------
                                              16,494,882
                                            ------------
  Total Common Stocks
    (Cost $248,984,976)                      278,528,822
                                            ------------
DEPOSIT ACCOUNT (1.6%):
 4,351,920   NTRS London Deposit Account       4,351,920
                                            ------------
  Total Deposit Account
    (Cost $4,351,920)                          4,351,920
                                            ------------
COLLATERAL FOR SECURITIES ON LOAN (5.2%):
14,667,314   Northern Trust Institutional
               Liquid Assets Portfolio...     14,667,314
                                            ------------
  Total Collateral for Securities on Loan
    (Cost $14,667,314)                        14,667,314
                                            ------------
  Total Investments
    (Cost $268,004,210)(a)--106.1%           297,548,056
  Liabilities in excess of other
    assets--(6.1)%                           (17,211,705)
                                            ------------
  Net Assets--100.0%                        $280,336,351
                                            ============

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $280,336,351.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $31,519. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $33,922,859
    Unrealized depreciation...................   (4,410,532)
                                                -----------
    Net unrealized appreciation...............  $29,512,327
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     93.0%
    Bermuda...................................      5.2
    United Kingdom............................      1.8
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ LEGG MASON
                                                                VALUE FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $268,004,210
                                                               ============
Investments, at value*......................................   $297,548,056
Dividends receivable........................................         80,073
Receivable for capital shares issued........................        223,969
                                                               ------------
  Total Assets..............................................    297,852,098
                                                               ------------
LIABILITIES
Payable for investments purchased...........................      2,279,004
Payable for capital shares redeemed.........................        238,172
Payable for return of collateral received...................     14,667,314
Manager fees payable........................................        185,998
Administration fee payable..................................         14,868
Distribution fees payable...................................         58,860
Other accrued liabilities...................................         71,531
                                                               ------------
  Total Liabilities.........................................     17,515,747
                                                               ------------
NET ASSETS..................................................   $280,336,351
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $250,756,403
  Undistributed net investment income/(loss)................             --
  Undistributed net realized gains/(losses) on
     investments............................................         35,934
  Net unrealized appreciation/(depreciation) on
     investments............................................     29,544,014
                                                               ------------
NET ASSETS..................................................   $280,336,351
                                                               ============
Shares of beneficial interest...............................     22,861,714
Net Asset Value (offering and redemption price per share)...   $      12.26
                                                               ============

------------

*    Includes securities on loan of $14,069,577.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ LEGG MASON
                                                                VALUE FUND
                                                              ---------------
INVESTMENT INCOME:
Dividends...................................................    $ 1,443,587
Income from securities lending..............................         15,814
                                                                -----------
  Total Investment Income...................................      1,459,401
                                                                -----------
EXPENSES:
Manager fees................................................      1,248,367
Administration fees.........................................        115,105
Distribution fees...........................................        416,122
Audit fees..................................................         17,124
Compliance services fees....................................          3,076
Custodian fees..............................................         36,620
Legal fees..................................................         17,817
Shareholder reports.........................................         36,154
Recoupment of prior expenses reimbursed by the Manager......         62,920
Other expenses..............................................         44,230
                                                                -----------
  Total Expenses............................................      1,997,535
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................       (538,134)
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................        362,888
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................     18,459,478
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     18,822,366
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $18,284,232
                                                                ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              USAZ LEGG MASON VALUE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (538,134)  $   127,051
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................       362,888     2,386,252
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................    18,459,478     6,505,526
  Net realized gain from payment by affiliate...............            --         5,385
                                                              ------------   -----------
  Change in net assets resulting from operations:...........    18,284,232     9,024,214
                                                              ------------   -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................            --      (184,236)
  From net realized gains...................................      (994,152)           --
                                                              ------------   -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (994,152)     (184,236)
                                                              ------------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   187,882,754    40,746,611
  Proceeds from dividends reinvested........................       994,152       289,589
  Cost of shares redeemed...................................    (5,128,422)   (2,900,890)
                                                              ------------   -----------
  Change in net assets from capital transactions............   183,748,484    38,135,310
                                                              ------------   -----------
  Change in net assets......................................   201,038,564    46,975,288
NET ASSETS:
  Beginning of period.......................................    79,297,787    32,322,499
                                                              ------------   -----------
  End of period.............................................  $280,336,351   $79,297,787
                                                              ============   ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $         --   $        --
                                                              ============   ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    16,384,747     3,912,153
  Dividends reinvested......................................        85,851        28,364
  Shares redeemed...........................................      (453,679)     (291,849)
                                                              ------------   -----------
  Change in shares..........................................    16,016,919     3,648,668
                                                              ============   ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
FINANCIAL HIGHLIGHTS

                                                                                              NOVEMBER 5,
                                                            YEAR ENDED DECEMBER 31,             2001 TO
                                                     --------------------------------------   DECEMBER 31,
                                                       2005      2004      2003      2002       2001(A)
                                                     --------   -------   -------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $  11.59   $ 10.11   $  8.13   $ 10.14      $10.00
                                                     --------   -------   -------   -------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................      (0.02)     0.04      0.11      0.10        0.02
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................       0.74      1.49      1.98     (2.01)       0.14
                                                     --------   -------   -------   -------      ------
  Total from Investment Activities................       0.72      1.53      2.09     (1.91)       0.16
                                                     --------   -------   -------   -------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................         --     (0.05)    (0.11)    (0.10)      (0.02)
  Net Realized Gains..............................      (0.05)       --        --        --          --
                                                     --------   -------   -------   -------      ------
  Total Dividends.................................      (0.05)    (0.05)    (0.11)    (0.10)      (0.02)
                                                     --------   -------   -------   -------      ------
NET ASSET VALUE, END OF PERIOD....................   $  12.26   $ 11.59   $ 10.11   $  8.13      $10.14
                                                     ========   =======   =======   =======      ======
TOTAL RETURN*(b)..................................       6.27%    15.15%    25.89%   (18.88)%      1.63%
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................   $280,336   $79,298   $32,322   $ 8,586      $5,165
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................      (0.32)%    0.28%     1.42%     1.31%       1.54%
Expenses Before Waivers/Reimbursements**(c).......       1.20%     1.20%     1.32%     2.30%       3.70%
Expenses Net of Waivers/Reimbursements(c).........       1.20%     1.18%     1.10%     1.10%       1.09%
Portfolio Turnover Rate(b)........................       8.21%   121.63%    38.60%    61.45%       6.46%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Legg Mason Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Legg Mason Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending.

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Legg Mason Value Fund..................................  $14,667,314      $14,069,577

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Legg Mason Capital Management, Inc. ("Legg") and the Trust, Legg provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and USAllianz Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Legg Mason Value Fund..................................     0.75%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, The Fund repaid the Manager $62,920 for fees that were previously reimbursed by the Manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ Legg Mason Value Fund..................................   $38,204      $11,188

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee of $50,000 for

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ LEGG MASON VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $8,389 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $150 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Legg Mason Value Fund..................................  $195,664,644   $13,374,042

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $994,152 related to net long term capital gains and for the year ended December 31, 2004 was $230,094 related to ordinary income and $59,495 related to net long term capital gains. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                    UNDISTRIBUTED                                      TOTAL
                                                      LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                                    CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                                    -------------   -----------   ---------------   -----------
   USAZ Legg Mason Value Fund.....................     $67,453        $67,453       $29,512,327     $29,579,780

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Legg Mason Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                              Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                  Foundation for Public
   Essex, CT 06426                                                 Giving from September 2000
                                                                   to January 2003; Chairman,
                                                                   Chief Executive and
                                                                   President of Conning Corp.
                                                                   from September 1999 to
                                                                   March 2000; Investment
                                                                   Consultant from 1997 to
                                                                   September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003                      Hospitality
                                                                   to 2005; Chief Risk                          Energy Capital,
                                                                   Management Officer at Bank                    LLC Advisory
                                                                   of Bermuda, Ltd., 4/96 to                         Board
                                                                   8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to
                                                                   present. Senior Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   USAllianz Investor
                                                                   Services, LLC and Vice
                                                                   President, Allianz Life
                                                                   from July 1999 to August
                                                                   2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                           USAZ(R) MONEY MARKET FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                               TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 2

                       Schedule of Portfolio Investments
                                     Page 4

                      Statement of Assets and Liabilities
                                     Page 6

                            Statement of Operations
                                     Page 7

                      Statements of Changes in Net Assets
                                     Page 8

                              Financial Highlights
                                     Page 9

                       Notes to the Financial Statements
                                    Page 10

            Report of Independent Registered Public Accounting Firm
                                    Page 14

           Approval of Investment Advisory and Subadvisory Agreements
                                    Page 15

                    Information about Trustees and Officers
                                    Page 19

                               Other Information
                                    Page 20

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) MONEY MARKET FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Money Market Fund, and Prudential Investment Management, Inc. serves as Subadviser to the Fund.

FUND OBJECTIVE

The Fund's investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments.

INVESTMENT CONCERNS

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

The Federal Reserve Board raised the federal funds rate eight times during 2005, increasing the target short-term interest rate from 2.25% at the beginning of the year to 4.25% as of December 31, 2005. That development caused yields on money market securities to rise throughout the year. The Fund's Subadviser, Prudential Investment Management, employed a flexible, opportunistic strategy in that environment in order to boost shareholders' yield.

The Subadviser anticipated the Federal Reserve's series of interest rates hikes, and attempted to take advantage of them by purchasing securities that would reach maturity around the time of each Federal Reserve meeting. That strategy allowed the Fund to reinvest the securities' principal at higher rates following the Fed's interest-rate increases.*

The Subadviser extended the Fund's average maturity in May and July, when investors' pessimism led to higher rates on longer-term money market securities. Those moves allowed the Fund to pay higher yields to shareholders. The managers also added yield by boosting the Fund's holdings in variable-rate securities when such issues traded at attractive prices.*

As of the end of the period, the Subadviser had positioned the average maturity of the Fund's holdings close to that of its average peer.*

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                      SINCE
                                        1      5     INCEPTION
                                       YEAR   YEAR   (2/1/00)
                                       ----   ----   ---------
USAZ(R) Money Market Fund              2.57%  1.54%   2.17%
Three Month U.S. Treasury Bill Index   3.07%  2.11%   2.70%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTHEND PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund.

YIELD AS OF DECEMBER 31,2005

                              7          7          30
                             DAY        DAY         DAY
                            AVERAGE   EFFECTIVE   AVERAGE
                            -------   ---------   -------
USAZ(R) Money Market Fund   3.63%      3.70%       3.58%

The 7-day yield quotation is as of 12/31/05 and more closely reflects the current earnings of the Fund than the total return quotation.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Money Market Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Money Market Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                           BEGINNING         ENDING         EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                            7/1/05          12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                         -------------   --------------   -----------------   -----------------
   USAZ Money Market Fund..............    $1,000.00       $1,015.40            $3.76               0.74%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Money Market Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                           BEGINNING         ENDING         EXPENSE PAID        EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                            7/1/05          12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                         -------------   --------------   -----------------   -----------------
   USAZ Money Market Fund..............    $1,000.00       $1,021.48            $3.77               0.74%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Money Market Fund invested, as a percentage of net assets, in the following types of investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ MONEY MARKET FUND                      NET ASSETS*
   ----------------------                      ------------
   Certificates of Deposit...................      11.2%
   Commercial Paper..........................      55.0
   Corporate Bonds...........................      26.6
   Federal Home Loan Bank....................       2.7
   Federal Home Loan Mortgage Corporation....       1.3
   Federal National Mortgage Association.....       3.0
   Deposit Account...........................       0.0
                                                   ----
                                                   99.8%
                                                   ====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
CERTIFICATES OF DEPOSIT (11.2%):
Banking/Financial Services (11.2%):
$ 6,000,000   Bank of America Corp.,
                4.25%, 1/31/06...........  $  6,000,000
 15,000,000   Citibank NA, 4.15%,
                1/24/06..................    15,000,000
  6,000,000   Dexia Bank, 4.34%,
                2/1/06...................     6,000,026
  5,000,000   Royal Bank of Scotland plc,
                4.30%, 9/28/06...........     5,000,000
  5,000,000   Wells Fargo & Co., 4.29%,
                1/27/06..................     5,000,000
                                           ------------
  Total Certificates of Deposit
    (Cost $37,000,026)                       37,000,026
                                           ------------
COMMERCIAL PAPER(B) (55.0%):
Banking/Financial Services (41.1%):
  2,007,000   Amsterdam Funding Corp.,
                4.33%, 1/19/06(c)........     2,002,715
 10,000,000   Amsterdam Funding Corp.,
                4.38%, 1/20/06(c)........     9,977,200
  1,430,000   Barton Capital Holdings,
                4.31%, 1/3/06(c).........     1,429,662
  2,089,000   Barton Capital Holdings,
                4.36%, 1/13/06(c)........     2,086,006
  5,901,000   Barton Capital Holdings,
                4.36%, 1/26/06(c)........     5,883,379
  1,335,000   Barton Capital Holdings,
                4.36%, 1/27/06(c)........     1,330,854
  1,915,000   Cafco, LLC., 4.29%,
                1/23/06(c)...............     1,910,050
  2,000,000   Cafco, LLC, 3.95%,
                2/28/06(c)...............     1,987,433
  9,347,000   Cargill Global Funding plc,
                4.32%, 1/3/06(c).........     9,344,788
  5,000,000   Falcon Asset Securitization
                Corp., 4.36%,
                1/12/06(c)...............     4,993,431
  8,000,000   Falcon Asset Securitization
                Corp., 4.37%,
                1/20/06(c)...............     7,981,802
  4,800,000   General Electric Capital
                Corp., 4.31%, 1/24/06....     4,786,967
  5,000,000   Greenwich Capital Holdings,
                4.32%, 5/11/06*..........     5,000,000
  5,000,000   Long Lane Master Trust IV,
                4.34%, 2/1/06(c).........     4,981,572
  5,000,000   Norddeutsche Landesbank
                Luxembourg SA, 4.34%,
                1/30/06(c)...............     4,982,761
  4,000,000   Old Line Funding Corp.,
                4.36%, 1/20/06(c)........     3,990,922
  9,000,000   Old Line Funding Corp.,
                4.37%, 1/23/06(c)........     8,976,295
  9,000,000   Preferred Receivables
                Funding, 4.38%,
                1/20/06(c)...............     8,979,480
 11,000,000   Sheffield Receivables
                Corp., 4.36%,
                1/17/06(c)...............    10,978,977


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
COMMERCIAL PAPER, CONTINUED
Banking/Financial Services, continued
$ 2,219,000   Sheffield Receivables
                Corp., 4.34%,
                1/27/06(c)...............  $  2,212,141
 14,000,000   Skandinav Enskilda Bank,
                4.36%, 11/29/06*.........    13,999,367
  1,300,000   Spiktab Swedmortgage,
                4.29%, 1/31/06...........     1,295,418
 13,000,000   ST George Bank, Ltd.,
                4.37%, 1/12/06(c)........    12,982,879
  4,000,000   Tulip Funding Corp., 4.41%,
                1/19/06(c)...............     3,991,300
                                           ------------
                                            136,085,400
                                           ------------
Health Care (4.7%):
  5,507,000   Unitedhealth Group, Inc.,
                4.40%, 1/26/06(c)........     5,490,403
 10,000,000   Unitedhealth Group, Inc.,
                4.38%, 1/30/06(c)........     9,965,200
                                           ------------
                                             15,455,603
                                           ------------
Insurance (7.2%):
  3,000,000   ING American Insurance
                Holdings, 4.18%,
                1/18/06..................     2,994,163
  6,000,000   Irish Life & Permanent plc,
                4.49%, 3/17/06(c)........     5,944,688
  2,000,000   Prudential plc, 4.47%,
                2/28/06(c)...............     1,985,790
 13,000,000   Prudential plc, 4.47%,
                3/15/06(c)...............    12,883,747
                                           ------------
                                             23,808,388
                                           ------------
Services (2.0%):
  6,597,000   DaimlerChrysler Revolving
                Auto, 4.36%, 1/9/06......     6,590,696
                                           ------------
  Total Commercial Paper
    (Cost $181,940,087)                     181,940,087
                                           ------------
CORPORATE BONDS (26.6%):
Banking/Financial Services (23.6%):
  5,000,000   American Express Credit,
                4.39%, 1/5/07*...........     5,002,550
  7,000,000   American Express Credit,
                4.42%, 6/20/08(c)*.......     7,004,647
 12,000,000   Goldman Sachs Group, Inc.,
                4.26%, 1/9/07*...........    12,018,202
 13,750,000   J.P. Morgan Chase & Co.,
                5.625%, 8/15/06..........    13,874,522
  1,000,000   Merrill Lynch & Co., 4.55%,
                6/16/06*.................     1,000,032
  5,000,000   Merrill Lynch & Co., 4.34%,
                2/3/09*..................     5,000,000

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
CORPORATE BONDS, CONTINUED
Banking/Financial Services, continued
$ 5,000,000   Merrill Lynch & Co., 4.35%,
                9/15/10*.................  $  5,000,000
 10,000,000   Morgan Stanley, 4.45%,
                1/26/07*.................    10,002,425
  8,000,000   Nordea Bank AB, 4.34%,
                1/11/07*(c)..............     8,000,000
  6,000,000   Paccar Financial Corp.,
                4.34%, 9/13/10*..........     6,000,000
  5,000,000   Wells Fargo & Co., 4.27%,
                7/3/11*..................     5,000,000
                                           ------------
                                             77,902,377
                                           ------------
Insurance (3.0%):
 10,000,000   Irish Life & Permanent plc,
                4.39%, 1/19/07*(c).......     9,999,125
                                           ------------
  Total Corporate Bonds
    (Cost $87,901,502)                       87,901,502
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (7.0%):
Federal Home Loan Bank (2.7%):
  2,160,000   2.00%, 7/21/06.............     2,137,678
  7,000,000   2.88%, 8/15/06.............     6,950,728
                                           ------------
                                              9,088,406
                                           ------------


 PRINCIPAL                                  AMORTIZED
  AMOUNT                                       COST
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES, CONTINUED
Federal Home Loan Mortgage Corporation (1.3%):
$ 4,170,000   5.50%, 7/15/06.............  $  4,203,423
Federal National Mortgage Association (3.0%):
 10,000,000   4.21%, 9/7/06*.............     9,994,928
                                           ------------
  Total U.S. Government Sponsored
Enterprises
    (Cost $23,286,757)
                                             23,286,757
                                           ------------
DEPOSIT ACCOUNT (0.0%):
        827   TNT Offshore Deposit
                Account..................           827
                                           ------------
  Total Deposit Account
    (Cost $827)                                     827
                                           ------------
  Total Investments
    (Cost $330,129,199)(a)--99.8%           330,129,199
  Other assets in excess of
    liabilities--0.2%                           780,635
                                           ------------
  Net Assets--100.0%                       $330,909,834
                                           ============

------------

Percentages indicated are based on net assets of $330,909,834.

* Variable rate security. The rate presented represents the rate in effect at December 31, 2005. The date presented represents the final maturity date.

(a) Also represents cost for federal income tax purposes.

(b) The rates presented represent the effective yields at December 31, 2005, unless otherwise noted.

(c) Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.
 5

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                               USAZ MONEY
                                                              MARKET FUND
                                                              ------------
ASSETS
Investments, at cost........................................  $330,129,199
                                                              ============
Investments, at value.......................................  $330,129,199
Cash........................................................        38,634
Interest and dividends receivable...........................     1,017,186
                                                              ------------
  Total Assets..............................................   331,185,019
                                                              ------------
LIABILITIES
Dividends payable...........................................        32,721
Manager fees payable........................................        87,704
Administration fee payable..................................        15,833
Distribution fees payable...................................        62,646
Other accrued liabilities...................................        76,281
                                                              ------------
  Total Liabilities.........................................       275,185
                                                              ------------
NET ASSETS..................................................  $330,909,834
                                                              ============
NET ASSETS CONSIST OF:
  Capital...................................................   330,918,546
  Undistributed net investment income/(loss)................           223
  Undistributed net realized gains/(losses) on investment
     transactions...........................................        (8,935)
                                                              ------------
NET ASSETS..................................................  $330,909,834
                                                              ============
Shares of beneficial interest...............................   330,918,547
Net Asset Value (offering and redemption price per share)...  $       1.00
                                                              ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                               USAZ MONEY
                                                              MARKET FUND
                                                              ------------
INVESTMENT INCOME:
Interest....................................................   $9,729,137
Dividends...................................................        2,015
                                                               ----------
  Total Investment Income...................................    9,731,152
                                                               ----------
EXPENSES:
Manager fees................................................    1,025,438
Administration fees.........................................      208,461
Distribution fees...........................................      732,457
Compliance services fees....................................        7,296
Custodian fees..............................................       15,020
Legal fees..................................................       32,193
Shareholder reports.........................................       15,675
Trustees' fees..............................................       12,333
Other expenses..............................................      123,268
                                                               ----------
  Total expenses............................................    2,172,141
                                                               ----------
NET INVESTMENT INCOME/(LOSS)................................    7,559,011
                                                               ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security transactions........       (7,771)
                                                               ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...       (7,771)
                                                               ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $7,551,240
                                                               ==========

See accompanying notes to the financial statements.
 7

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 USAZ MONEY MARKET FUND
                                                              -----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              -------------   -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   7,559,011   $   1,727,296
  Net realized gains/(losses) on security transactions......         (7,771)         (1,164)
                                                              -------------   -------------
  Change in net assets resulting from operations............      7,551,240       1,726,132
                                                              -------------   -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................     (7,558,788)     (1,728,769)
                                                              -------------   -------------
  Change in net assets resulting from dividends to
     shareholders...........................................     (7,558,788)     (1,728,769)
                                                              -------------   -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    395,470,101     339,524,049
  Proceeds from dividends reinvested........................      8,659,041       1,492,856
  Cost of shares redeemed...................................   (309,850,907)   (290,865,757)
                                                              -------------   -------------
  Change in net assets from capital transactions............     94,278,231      50,151,148
                                                              -------------   -------------
  Change in net assets......................................     94,270,687      50,148,511
NET ASSETS:
  Beginning of period.......................................    236,639,147     186,490,636
                                                              -------------   -------------
  End of period.............................................  $ 330,909,834   $ 236,639,147
                                                              =============   =============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $         223   $          --
                                                              =============   =============
SHARE TRANSACTIONS:
  Shares issued.............................................    395,470,101     339,524,049
  Dividends reinvested......................................      8,659,041       1,492,856
  Shares redeemed...........................................   (309,850,907)   (290,865,757)
                                                              -------------   -------------
  Net change in shares......................................     94,278,235      50,151,148
                                                              =============   =============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2005       2004       2003       2002       2001
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................      0.03       0.01         --*      0.01       0.03
  Net Realized and Unrealized
  Gains/(Losses) on Investments...................        --*        --*        --*        --*        --
                                                    --------   --------   --------   --------   --------
  Total from Investment Activities................      0.03       0.01         --*      0.01       0.03
                                                    --------   --------   --------   --------   --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.03)     (0.01)        --*     (0.01)     (0.03)
  Net Realized Gains..............................        --         --         --*        --         --
                                                    --------   --------   --------   --------   --------
  Total Dividends.................................     (0.03)     (0.01)        --*     (0.01)     (0.03)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD....................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    ========   ========   ========   ========   ========
TOTAL RETURN**(a).................................      2.57%      0.67%      0.34%      0.84%      3.27%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $330,910   $236,639   $186,491   $193,157   $104,481
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(b).......................      2.58%      0.70%      0.34%      0.81%      2.53%
Expenses Before Waivers/Reimbursements***(b)......      0.74%      0.78%      0.88%      0.89%      1.21%
Expenses Net of Waivers/Reimbursements(b).........      0.74%      0.78%      0.88%      0.87%      0.90%
Portfolio Turnover Rate(b)........................       N/A        N/A        N/A        N/A        N/A

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

See accompanying notes to the financial statements.
 9

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Money Market Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Money Market Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. Income dividends are declared daily and paid monthly for the Fund. The Fund also distributes all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Prudential Investment Management ("PIM") and the Trust, PIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Money Market Fund......................................     0.35%          0.87%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, there are no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $21,696 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. RESTRICTED SECURITIES

  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2005, the Fund held restricted securities representing 41.97% of net assets all of which have been deemed liquid. The restricted securities held as of December 31, 2005 are identified below:

                                                       ACQUISITION   ACQUISITION   PRINCIPAL    AMORTIZED
   SECURITY                                               DATE          COST         AMOUNT        COST
   --------                                            -----------   -----------   ----------   ----------
   AMERICAN EXPRESS CREDIT...........................  11/16/2005     7,004,858     7,000,000    7,004,647
   AMSTERDAM FUNDING CORP. ..........................  12/02/2005     1,995,573     2,007,000    2,002,715
   AMSTERDAM FUNDING CORP. ..........................  12/20/2005     9,962,800    10,000,000    9,977,200
   BARTON CAPITAL HOLDINGS...........................  12/30/2005     1,429,325     1,430,000    1,429,662
   BARTON CAPITAL HOLDINGS...........................  12/08/2005     2,080,017     2,089,000    2,086,006
   BARTON CAPITAL HOLDINGS...........................  12/14/2005     5,870,692     5,901,000    5,883,379
   BARTON CAPITAL HOLDINGS...........................  12/12/2005     1,327,665     1,335,000    1,330,854
   CAFCO, LLC........................................  11/28/2005     1,902,399     1,915,000    1,910,050
   CAFCO, LLC........................................  08/31/2005     1,960,783     2,000,000    1,987,433
   CARGILL GLOBAL FUNDING PLC........................  12/30/2005     9,342,576     9,347,000    9,344,788
   FALCON ASSET SECURITIZATION CORP. ................  12/12/2005     4,981,486     5,000,000    4,993,431
   FALCON ASSET SECURITIZATION CORP. ................  12/19/2005     7,969,351     8,000,000    7,981,802
   IRISH LIFE & PERMANENT PLC........................  08/20/2004     9,998,000    10,000,000    9,999,125
   IRISH LIFE & PERMANENT PLC........................  12/20/2005     5,935,838     6,000,000    5,944,688
   LONG LANE MASTER TRUST IV.........................  12/01/2005     4,963,144     5,000,000    4,981,572
   NORDDEUTSCHE LANDESBANK LUXEMBOURG SA.............  11/28/2005     4,962,550     5,000,000    4,982,761
   OLD LINE FUNDING CORP. ...........................  12/12/2005     3,981,367     4,000,000    3,990,922
   OLD LINE FUNDING CORP. ...........................  12/19/2005     8,962,288     9,000,000    8,976,295
   PREFERRED RECEIVABLES FUNDING.....................  12/20/2005     8,966,520     9,000,000    8,979,480
   PRUDENTIAL PLC....................................  12/29/2005     1,985,055     2,000,000    1,985,790
   PRUDENTIAL PLC....................................  12/15/2005    12,856,675    13,000,000   12,883,747
   ST. GEORGE BANK, LTD. ............................  12/13/2005    12,953,308    13,000,000   12,982,879
   SHEFFIELD RECEIVABLES CORP. ......................  12/12/2005    10,952,700    11,000,000   10,978,977
   SHEFFIELD RECEIVABLES CORP. ......................  12/07/2005     2,205,545     2,219,000    2,212,141
   TULIP FUNDING CORP. ..............................  12/14/2005     3,983,567     4,000,000    3,991,300
   UNITEDHEALTH GROUP, INC. .........................  12/27/2005     5,487,083     5,507,000    5,490,403
   UNITEDHEALTH GROUP, INC. .........................  12/21/2005     9,952,000    10,000,000    9,965,200

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  At December 31, 2005, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2012   12/31/2013
                                                                 ----------   ----------
   USAZ Money Market Fund......................................    $1,164       $7,771

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 and December 31, 2004 was $7,809,345 and $1,492,844
  respectively, related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                   UNDISTRIBUTED                                 ACCUMULATED       TOTAL
                                     ORDINARY      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    ACCUMULATED
                                      INCOME        EARNINGS        PAYABLE      OTHER LOSSES    EARNINGS
                                   -------------   -----------   -------------   ------------   -----------
   USAZ Money Market Fund........     $32,944        $32,944       $(32,721)       $(8,935)       $(8,712)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Money Market Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                                  USAZ(R) OCC
                                RENAISSANCE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ (R) OCC RENAISSANCE FUND (FORMERLY PIMCO PEA RENAISSANCE FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) OCC Renaissance Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the period ended December 31, 2005 the USAZ(R) OCC Renaissance Fund produced a - 3.49% total return, that compared to a 12.65% gain for its benchmark, the Russell Midcap(R) Value Index(1). Oppenheimer Capital LLC assumed management of this Fund, formerly the PIMCO PEA Renaissance Fund, on February 11, 2005.

The stock market rebounded from a weak first quarter to generate modest returns during 2005. All market capitalizations posted gains, with mid-cap stocks leading the market, followed by large caps and then small caps. Value stocks slightly outperformed growth shares. Energy and utilities were the leading sectors, while consumer discretionary and telecom produced the worst performance.

Poor stock selection hurt this Fund's absolute and relative returns. Losses at certain highly cyclical technology stocks had the largest negative impact on performance. Shares of two electronics manufacturers particularly weighed on performance, and the Fund's managers eliminated them from the portfolio during this period. A significantly overweight position in information technology relative to the benchmark also dragged down relative returns.*

The Fund's relative performance suffered early in the year due to a dramatically underweight position in the market-leading energy sector. The Fund's current Subadviser increased that position upon assuming management responsibilities. Stock selection in health care also weighed on relative returns, as shares of a pharmaceutical firm and a diagnostic equipment maker underperformed.*

The Fund's financial services holdings boosted performance relative to the benchmark. The strength of the portfolio's financials holdings was due in part to a rally in an insurance stock held by the Fund, which posted strong gains after the firm was purchased.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell Midcap(R) Value Index measures the performance of the securities found in the Russell MidCap universe with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ (R) OCC RENAISSANCE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.

GROWTH OF A $10,000 INVESTMENT

                                 [LINE GRAPHS]

                 Russell Midcap(R) Value Index    USAZ(R) OCC Renaissance Fund
                 -----------------------------    -----------------------------
11/05/2001                 10000                               10000
12/01                      11020                               11143
                           11733                               12024
                           10142                               11462
                            7143                                9404
12/02                       8256                               10069
                            7454                                9660
                            9774                               11389
                           10928                               12065
12/03                      13100                               13902
                           13606                               14645
                           14012                               14898
                           13317                               15157
12/04                      15032                               17197
                           13980                               17330
                           13745                               18145
                           13919                               19117
12/31/2005                 14508                               19372

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                                     SINCE
                                                 1         3       INCEPTION
                                                YEAR      YEAR     (11/5/01)
                                               ------    ------    ---------
USAZ(R) OCC Renaissance Fund                    -3.49%    20.67%   9.37%
Russell Midcap(R) Value Index                   12.65%    24.38%   6.77% +


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell Midcap(R) Value Index, an unmanaged index that measures the performance of the securities found in the Russell Midcap universe with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Rusell Midcap(R) Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ OCC Renaissance Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ OCC Renaissance Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                              BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                               7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                            -------------   -------------   -----------------   -----------------
   USAZ OCC Renaissance Fund..............    $1,000.00       $1,055.50           $5.70               1.10%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ OCC Renaissance Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                              BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                               7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                            -------------   -------------   -----------------   -----------------
   USAZ OCC Renaissance Fund..............    $1,000.00       $1,019.66           $5.60               1.10%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ OCC Renaissance Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                     PERCENT OF
   USAZ PEA RENAISSANCE FUND                         NET ASSETS*
   -------------------------                         -----------
   Aerospace/Defense...............................       1.4%
   Banking/Financial Services......................      21.5
   Chemicals.......................................       1.2
   Computers.......................................       1.4
   Electronics.....................................       7.9
   Health Care.....................................       6.3
   Insurance.......................................      10.5
   Manufacturing...................................      12.0
   Media...........................................       2.0
   Mining..........................................       0.2
   Oil/Gas.........................................       7.0
   Pharmaceuticals.................................       3.6
   Retail/Wholesale................................       5.6
   Services........................................       5.8
   Telecommunications..............................       2.0
   Transportation..................................       4.2
   Utilities.......................................       3.6
   Short-Term Investments..........................      18.5
                                                        -----
                                                        114.7%
                                                        =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (96.2%):
Aerospace/Defense (1.4%):
    82,000   L-3 Communications Holdings,
               Inc.......................  $  6,096,700
                                           ------------
Banking/Financial Services (21.5%):
    63,000   Ambac Financial Group,
               Inc.......................     4,854,780
   121,600   Capital One Financial
               Corp......................    10,506,240
   302,000   CIT Group, Inc..............    15,637,560
   243,000   Citigroup, Inc.(+)..........    11,792,790
   224,000   Countrywide Financial
               Corp......................     7,658,560
   265,800   J.P. Morgan Chase & Co......    10,549,602
    32,000   M&T Bank Corp.                   3,489,600
   130,000   Merrill Lynch & Company,
               Inc.(+)...................     8,804,900
   188,000   TCF Financial Corp.(+)......     5,102,320
   188,000   Zions Bancorporation........    14,205,280
                                           ------------
                                             92,601,632
                                           ------------
Chemicals (1.2%):
   174,300   Huntsman Corp.*.............     3,001,446
    97,200   Lyondell Chemical Co........     2,315,304
                                           ------------
                                              5,316,750
                                           ------------
Computers (1.4%):
   218,600   McAfee, Inc.*...............     5,930,618
                                           ------------
Electronics (7.9%):
    80,000   DRS Technologies, Inc.......     4,113,600
   340,000   Gentex Corp.(+).............     6,630,000
   325,000   Jabil Circuit, Inc.*........    12,054,250
   575,000   Taiwan Semiconductor
               Manufacturing Company,
               Ltd., ADR.................     5,698,250
   120,000   Zebra Technologies Corp.,
               Class A*(+)...............     5,142,000
                                           ------------
                                             33,638,100
                                           ------------
Health Care (6.3%):
   150,000   Beckman Coulter, Inc........     8,535,000
    67,900   Charles River Laboratories
               International , Inc.*.....     2,876,923
   118,000   DaVita, Inc.*...............     5,975,520
   175,000   Laboratory Corporation of
               America Holdings*(+)......     9,423,750
                                           ------------
                                             26,811,193
                                           ------------
Insurance (10.5%):
   220,600   Conseco, Inc.*(+)...........     5,111,302
   110,000   Hartford Financial Services
               Group, Inc................     9,447,900
   340,000   Marsh & McLennan Companies,
               Inc.......................    10,798,400
    79,000   PartnerRe, Ltd.(+)..........     5,187,930
   113,800   Platinum Underwriters
               Holdings, Ltd.............     3,535,766
   134,000   Reinsurance Group of
               America, Inc..............     6,399,840
    69,000   XL Capital, Ltd., Class
               A(+)......................     4,649,220
                                           ------------
                                             45,130,358
                                           ------------
Manufacturing (12.0%):
    75,600   Amphenol Corp., Class A.....     3,346,056
    62,000   Dover Corp..................     2,510,380
   236,000   Eaton Corp..................    15,833,240
    85,000   Goodrich Corp...............     3,493,500
   270,000   Input/Output, Inc.*(+)......     1,898,100
   125,000   Invitrogen Corp.*...........     8,330,000
    96,738   Oshkosh Truck Corp..........     4,313,547
   115,500   Parker Hannifin Corp........     7,618,380
   126,000   Thermo Electron Corp.*......     3,796,380
                                           ------------
                                             51,139,583
                                           ------------
Media (2.0%):
   110,000   Lamar Advertising Co., Class
               A*........................     5,075,400
   230,000   News Corp., Class A.........     3,576,500
                                           ------------
                                              8,651,900
                                           ------------


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Mining (0.2%):
    85,000   International Coal Group,
               Inc*......................  $    807,500
                                           ------------
Oil/Gas (7.0%):
    57,000   Burlington Resources,
               Inc.......................     4,913,400
    39,000   Canadian Oil Sands Trust....     4,228,188
    45,000   ConocoPhillips..............     2,618,100
   116,000   National-Oilwell Varco,
               Inc.*.....................     7,273,200
   248,000   XTO Energy, Inc.............    10,897,120
                                           ------------
                                             29,930,008
                                           ------------
Pharmaceuticals (3.6%):
   449,000   Pfizer, Inc.................    10,470,680
    56,000   Sanofi-Aventis..............     4,905,716
                                           ------------
                                             15,376,396
                                           ------------
Retail/Wholesale (5.6%):
   108,000   Applebee's International,
               Inc.......................     2,439,720
   105,000   Claire's Stores, Inc........     3,068,100
   100,000   Family Dollar Stores,
               Inc.......................     2,479,000
    37,000   Ruby Tuesday, Inc...........       957,930
   495,200   Smurfit-Stone Container
               Corp.*....................     7,016,984
   346,000   TJX Companies, Inc..........     8,037,580
                                           ------------
                                             23,999,314
                                           ------------
Services (5.8%):
   102,000   Career Education Corp.*.....     3,439,440
    77,000   Dun & Bradstreet Corp.*.....     5,155,920
   136,000   Waters Corp.*...............     5,140,800
 1,030,000   WPP Group plc...............    11,144,978
                                           ------------
                                             24,881,138
                                           ------------
Telecommunications (2.0%):
   138,000   Alltel Corp.(+).............     8,707,800
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND
(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Transportation (4.2%):
   200,000   Continental Airlines, Inc.,
               Class B*(+)...............  $  4,260,000
   302,000   Royal Caribbean Cruises,
               Ltd.(+)...................    13,608,120
                                           ------------
                                             17,868,120
                                           ------------
Utilities (3.6%):
   155,000   Cinergy Corp................     6,581,300
    53,400   Dominion Resources, Inc.....     4,122,480
    89,500   DPL, Inc....................     2,327,895
    58,000   SCANA Corp..................     2,284,040
                                           ------------
                                             15,315,715
                                           ------------
  Total Common Stocks
    (Cost $383,702,444)                     412,202,825
                                           ------------


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
DEPOSIT ACCOUNT (4.3%):
18,214,101   NTRS London Deposit
               Account...................  $ 18,214,101
                                           ------------
  Total Deposit Account
    (Cost $18,214,101)                       18,214,101
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (14.2%):
60,562,912   Allianz Dresdner Daily Asset
               Fund#.....................    60,562,912
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $60,562,912)                       60,562,912
                                           ------------
  Total Investments
    (Cost $462,479,457)(a)--114.7%          490,979,838
  Liabilities in excess of other
    assets--(14.7)%                         (63,032,020)
                                           ------------
  Net Assets--100.0%                       $427,947,818
                                           ============

------------

Percentages indicated are based on net assets of $427,947,818.

*  Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2005.

#  Investment in affiliate.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $799,676. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...................  $34,559,286
   Unrealized depreciation...................   (6,858,581)
                                               -----------
   Net unrealized appreciation...............  $27,700,705
                                               ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

   COUNTRY                                     PERCENTAGE
   -------                                     ----------
   United States.............................     92.0%
   United Kingdom............................      2.6
   Bermuda...................................      2.0
   Taiwan....................................      1.3
   France....................................      1.1
   Canada....................................      1.0
                                                 -----
                                                 100.0%
                                                 =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                   USAZ OCC
                                                               RENAISSANCE FUND
                                                              (FORMERLY KNOWN AS
                                                                USAZ PIMCO PEA
                                                              RENAISSANCE FUND)
                                                              ------------------
ASSETS
Investments, at cost........................................     $462,479,457
                                                                 ============
Investments, at value*......................................     $490,979,838
Dividends receivable........................................          197,920
Receivable for capital shares issued........................          146,706
                                                                 ------------
  Total Assets..............................................      491,324,464
                                                                 ------------

LIABILITIES
Payable for capital shares redeemed.........................        2,316,471
Payable for return of collateral received...................       60,562,912
Manager fees payable........................................          273,535
Administration fees payable.................................           23,001
Distribution fees payable...................................           91,178
Other accrued liabilities...................................          109,549
                                                                 ------------
  Total Liabilities.........................................       63,376,646
                                                                 ------------
NET ASSETS..................................................     $427,947,818
                                                                 ============
NET ASSETS CONSIST OF:
  Capital...................................................     $369,552,852
  Undistributed net investment income.......................        1,002,285
  Undistributed net realized gains/(losses) on
     investments............................................       28,892,300
  Net unrealized appreciation/(depreciation) on
     investments............................................       28,500,381
                                                                 ------------
NET ASSETS..................................................     $427,947,818
                                                                 ============
Shares of beneficial interest...............................       32,906,471
Net Asset Value (offering and redemption price per share)...     $      13.00
                                                                 ============

------------

*    Includes securities on loan of $58,964,017.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                   USAZ OCC
                                                               RENAISSANCE FUND
                                                              (FORMERLY KNOWN AS
                                                                USAZ PIMCO PEA
                                                              RENAISSANCE FUND)
                                                              ------------------
INVESTMENT INCOME:
Dividends...................................................     $  5,707,430
Foreign tax withholding.....................................          (27,426)
Income from securities lending..............................           78,032
                                                                 ------------
  Total Investment Income...................................        5,758,036
                                                                 ------------
EXPENSES:
Manager fees................................................        3,205,966
Administration fees.........................................          305,537
Distribution fees...........................................        1,068,655
Audit fees..................................................           37,509
Compliance services fees....................................           10,273
Custodian fees..............................................           53,045
Legal fees..................................................           61,048
Shareholder reports.........................................           64,871
Trustees' fees..............................................           36,732
Recoupment of prior expenses reimbursed by the Manager......          124,137
Other expenses..............................................          108,282
                                                                 ------------
  Total expenses before reductions..........................        5,076,055
  Less expenses paid indirectly.............................         (319,831)
                                                                 ------------
  Net Expenses..............................................        4,756,224
                                                                 ------------
NET INVESTMENT INCOME/(LOSS)................................        1,001,812
                                                                 ------------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................       29,157,090
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................      (47,833,537)
                                                                 ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...      (18,676,447)
                                                                 ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $(17,674,635)
                                                                 ============

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               USAZ OCC RENAISSANCE FUND
                                                                (FORMERLY KNOWN AS USAZ
                                                              PIMCO PEA RENAISSANCE FUND)
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  1,001,812   $   (910,285)
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................    29,157,090     36,955,431
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................   (47,833,537)    15,217,017
  Net realized gain from payment by affiliate...............            --         74,241
                                                              ------------   ------------
  Change in net assets resulting from operations:...........   (17,674,635)    51,336,404
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains...................................   (35,774,867)    (2,837,670)
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................   (35,774,867)    (2,837,670)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    84,585,214    176,379,906
  Proceeds from dividends reinvested........................    35,774,867      5,257,326
  Cost of shares redeemed...................................   (93,829,601)   (27,643,443)
                                                              ------------   ------------
  Change in net assets from capital transactions............    26,530,480    153,993,789
                                                              ------------   ------------
  Change in net assets......................................   (26,919,022)   202,492,523
NET ASSETS:
  Beginning of period.......................................   454,866,840    252,374,317
                                                              ------------   ------------
  End of period.............................................  $427,947,818   $454,866,840
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $  1,002,285   $         --
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     6,269,805     13,115,599
  Dividends reinvested......................................     2,861,990        405,585
  Shares redeemed...........................................    (7,117,279)    (2,153,543)
                                                              ------------   ------------
  Change in shares..........................................     2,014,516     11,367,641
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
FINANCIAL HIGHLIGHTS

                                                                                               NOVEMBER 5,
                                                            YEAR ENDED DECEMBER 31,              2001 TO
                                                    ----------------------------------------   DECEMBER 31,
                                                      2005       2004       2003      2002       2001(A)
                                                    --------   --------   --------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  14.72   $  12.93   $   8.23   $ 11.02      $10.00
                                                    --------   --------   --------   -------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................      0.03      (0.03)        --*       --*         --*
  Net Realized and Unrealized Gains/(Losses) on
    Investments...................................     (0.60)      1.92       4.82     (2.76)       1.02
                                                    --------   --------   --------   -------      ------
  Total from Investment Activities................     (0.57)      1.89       4.82     (2.76)       1.02
                                                    --------   --------   --------   -------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................        --         --         --*       --*         --*
  Net Realized Gains..............................     (1.15)     (0.10)     (0.12)    (0.03)         --
                                                    --------   --------   --------   -------      ------
  Total Dividends.................................     (1.15)     (0.10)     (0.12)    (0.03)         --*
                                                    --------   --------   --------   -------      ------
NET ASSET VALUE, END OF PERIOD....................  $  13.00   $  14.72   $  12.93   $  8.23      $11.02
                                                    ========   ========   ========   =======      ======
TOTAL RETURN**(b).................................     (3.49)%    14.75%     58.66%   (25.08)%     10.20%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $427,948   $454,867   $252,374   $78,249      $9,197
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................      0.23%     (0.26)%    (0.02)%    0.06%      (0.07)%
Expenses Before Waivers/Reimbursements***(c)......      1.19%      1.24%      1.25%     1.40%       2.96%
Expenses Net of Waivers/Reimbursements(c).........      1.11%(d)     1.24%     1.10%    1.10%       1.07%
Portfolio Turnover Rate(b)........................    137.19%     43.66%     61.79%    66.85%       8.84%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.19%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ OCC Renaissance Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ OCC Renaissance Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ OCC Renaissance Fund...................................  $60,562,912      $58,964,017

  The Fund received cash collateral for securities loaned. The cash was invested in a Allianz Dresdner Daily Asset Fund at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OCC Capital, LLC ("OCC") and the Trust, OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the year ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ OCC Renaissance Fund...................................     0.75%          1.30%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, the USAZ OCC Renaissance Fund repaid the manager $124,137 for fees that were previously reimbursed by the Manager. At December 31, 2005, there were no reimbursements that may potentially be made in subsequent years.

  The Fund's lending agent is Dresdner Bank, AG (the "Agent"), an affiliate of USAllianz Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 25% of the income earned from securities lending. During the year ended December 31, 2005, the Agent received $23,388 in fees for acting as the Securities Lending Agent.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $31,355 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $4,691 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ OCC Renaissance Fund...................................  $595,995,551   $549,863,257

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $9,699,680 related to ordinary income and $26,075,187 related to net long term capital gains and the year ended December 31, 2004 was $3,503,827 related to ordinary income and $1,753,499 related to net long term capital gains. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                      ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                       INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                    -------------   -------------   -----------   ---------------   -----------
   USAZ OCC Renaissance Fund......   $1,002,285      $29,691,976    $30,694,261     $27,700,705     $58,394,966

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC RENAISSANCE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA RENAISSANCE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 29.31% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ OCC Renaissance Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                              Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                  Foundation for Public
   Essex, CT 06426                                                 Giving from September 2000
                                                                   to January 2003; Chairman,
                                                                   Chief Executive and
                                                                   President of Conning Corp.
                                                                   from September 1999 to
                                                                   March 2000; Investment
                                                                   Consultant from 1997 to
                                                                   September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003                      Hospitality
                                                                   to 2005; Chief Risk                          Energy Capital,
                                                                   Management Officer at Bank                    LLC Advisory
                                                                   of Bermuda, Ltd., 4/96 to                         Board
                                                                   8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to
                                                                   present. Senior Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   USAllianz Investor
                                                                   Services, LLC and Vice
                                                                   President, Allianz Life
                                                                   from July 1999 to August
                                                                   2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.        ANNRPT1205 2/06

                                  USAZ(R) OCC
                                   VALUE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                    Page 10

                        Notes to the Financial Statements
                                    Page 11

             Report of Independent Registered Public Accounting Firm
                                    Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                    Page 17

                     Information about Trustees and Officers
                                    Page 21

                                Other Information
                                    Page 22

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OCC VALUE FUND (FORMERLY THE PIMCO PEA VALUE FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) OCC Value Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended December 31, 2005 the USAZ(R) OCC Value Fund returned 2.67%. That compared to a 7.05% gain for its benchmark, the Russell 1000(R) Value Index(1). Oppenheimer Capital LLC assumed management of this Fund, formerly the PIMCO PEA Value Fund, on February 11, 2005.

The stock market lost ground early in 2005, and then rebounded to post modest gains for the year. Large-cap stocks outperformed small caps, and value indices edged out growth indices. Energy and utilities stocks led the market, while the consumer discretionary and telecommunications sectors trailed.

Security selection had a negative impact on the Fund's return against the benchmark. Investments in shares of cyclical technology firms especially weighed on relative performance, as particular stocks in the semiconductor and electronics manufacturing industries generated disappointing results. The Fund's managers sold out of those positions during the period. An overweight position in the information technology sector also dragged on relative performance.*

Relative returns also were hurt early in the year by a significantly underweight position in energy stocks, which performed extremely well. The Fund's Subadviser increased the portfolio's exposure to energy stocks after assuming management responsibilities in February. Stock selection in the financial services sector weighed on returns versus the benchmark as well.*

The Fund's consumer discretionary holdings performed well, buoying relative returns. Strong performance by certain retail stocks lifted the performance of the Fund's allocation to this sector.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) OCC VALUE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

GROWTH OF A $10,000 INVESTMENT

                                 [LINE GRAPHS]

                 USAZ(R) OCC Value Fund            Russell 1000(R) Value Index
                 ----------------------            ---------------------------
11/05/2001                 10000                              10000
12/01                      10963                              10831
                           11841                              11274
                            9987                              10313
                            7186                               8377
12/02                       8233                               9149
                            7667                               8704
                            9738                              10208
                           10265                              10419
12/03                      11954                              11897
                           12736                              12257
                           13126                              12365
                           12762                              12556
12/04                      13929                              13859
                           13294                              13871
                           13540                              14104
                           13960                              14651
12/31/2005                 14301                              14837

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                                 SINCE
                                               1        3      INCEPTION
                                              YEAR     YEAR    (11/5/01)
                                              -----   ------   ---------
USAZ (R) OCC Value Fund                       2.67%   20.21%   8.99%
Russell 1000 (R) Value Index                  7.05%   17.49%   9.48% +

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ OCC Value Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ OCC Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ OCC Value Fund..................    $1,000.00       $1,056.20           $6.06               1.17%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ OCC Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ OCC Value Fund..................    $1,000.00       $1,019.31           $5.96               1.17%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ OCC Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ OCC VALUE FUND                         NET ASSETS*
   -------------------                         ------------
   Banking/Financial Services................      28.6%
   Chemicals.................................       2.0
   Computers.................................       1.6
   Electronics...............................       2.6
   Insurance.................................      14.7
   Manufacturing.............................       7.0
   Media.....................................       1.0
   Metals/Mining.............................       2.5
   Oil/Gas...................................      11.6
   Pharmaceuticals...........................       8.6
   Retail/Wholesale..........................       4.6
   Services..................................       2.2
   Telecommunications........................       3.5
   Transportation............................       0.9
   Travel/Entertainment......................       4.7
   Utilities.................................       1.4
   Short-Term Investments....................      10.5
                                                  -----
                                                  108.0%
                                                  =====

   * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (97.5%):
Banking/Financial Services (28.6%):
   108,500   Ambac Financial Group,
               Inc. .....................  $  8,361,010
   148,000   Bank of America Corp. ......     6,830,200
    59,200   Capital One Financial
               Corp. ....................     5,114,880
   190,100   Citigroup, Inc. ............     9,225,553
   284,600   Countrywide Financial
               Corp. ....................     9,730,474
   286,000   J.P. Morgan Chase & Co. ....    11,351,340
   108,500   Merrill Lynch & Company,
               Inc. .....................     7,348,705
    59,200   Morgan Stanley..............     3,359,008
    49,300   Wachovia Corp. .............     2,605,998
                                           ------------
                                             63,927,168
                                           ------------
Chemicals (2.0%):
   187,400   Lyondell Chemical Co.(+)....     4,463,868
                                           ------------
Computers (1.6%):
   128,200   McAfee, Inc.*(+)............     3,478,066
                                           ------------
Electronics (2.6%):
   591,800   Taiwan Semiconductor
               Manufacturing Company,
               Ltd., ADR*(+).............     5,864,738
                                           ------------
Insurance (14.7%):
   157,800   American International
               Group, Inc. ..............    10,766,694
   148,000   Marsh & McLennan Companies,
               Inc. .....................     4,700,480
   145,700   MetLife, Inc.*..............     7,139,300
    81,900   The St. Paul Travelers
               Companies, Inc. ..........     3,658,473
    98,600   XL Capital, Ltd., Class
               A*........................     6,643,668
                                           ------------
                                             32,908,615
                                           ------------
Manufacturing (7.0%):
   125,000   Honeywell International,
               Inc. .....................     4,656,250
    98,600   Parker Hannifin Corp. ......     6,503,656
    98,600   Temple-Inland, Inc. ........     4,422,210
                                           ------------
                                             15,582,116
                                           ------------
Media (1.0%):
   148,000   News Corp., Class A.........     2,301,400
                                           ------------
Metals/Mining (2.5%):
   125,800   Inco, Ltd.(+)*..............     5,481,106
                                           ------------
Oil/Gas (11.6%):
   108,500   BP plc, ADR*................     6,967,870
    49,300   Burlington Resources,
               Inc. .....................     4,249,660
   172,600   ChevronTexaco Corp. ........     9,798,502
    88,800   Exxon Mobil Corp. ..........     4,987,896
                                           ------------
                                             26,003,928
                                           ------------
Pharmaceuticals (8.6%):
   493,200   Pfizer, Inc. ...............    11,501,424
    88,800   Sanofi-Aventis*.............     7,779,064
                                           ------------
                                             19,280,488
                                           ------------
Retail/Wholesale (4.6%):
   123,300   Family Dollar Stores,
               Inc.(+)...................     3,056,607
   315,600   TJX Companies, Inc. ........     7,331,388
                                           ------------
                                             10,387,995
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Services (2.2%):
   148,000   Career Education
               Corp.*(+).................  $  4,990,560
                                           ------------
Telecommunications (3.5%):
   124,900   Alltel Corp. ...............     7,881,190
                                           ------------
Transportation (0.9%):
    98,600   Continental Airlines, Inc.,
               Class B*(+)...............     2,100,180
                                           ------------
Travel/Entertainment (4.7%):
   197,300   Carnival Corp. .............    10,549,631
                                           ------------
Utilities (1.4%):
    39,500   Dominion Resources,
               Inc.(+)...................     3,049,400
                                           ------------
  Total Common Stocks
    (Cost $204,335,572)                     218,250,449
                                           ------------
DEPOSIT ACCOUNT (2.1%):
 4,656,767   NTRS London Deposit
               Account...................     4,656,767
                                           ------------
  Total Deposit Account
    (Cost $4,656,767)                         4,656,767
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (8.4%):
18,786,702   Northern Trust Liquid
               Institutional Assets
               Portfolio.................    18,786,702
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $18,786,702)                       18,786,702
                                           ------------
  Total Investments
    (Cost $227,779,041)(a)--108.0%          241,693,918
  Liabilities in excess of other
    assets--(8.0)%                         (17,999,228)
                                           ------------
  Net Assets--100.0%                       $223,694,690
                                           ============

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $223,694,690.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $453,754. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $16,461,245
    Unrealized depreciation...................   (2,938,429)
                                                -----------
    Net unrealized appreciation...............  $20,736,278
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     88.3%
    France....................................      3.5
    United Kingdom............................      3.1
    Taiwan....................................      2.6
    Canada....................................      2.5
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                  USAZ OCC
                                                                 VALUE FUND
                                                                 (FORMERLY
                                                                  KNOWN AS
                                                                 USAZ PIMCO
                                                                 PEA VALUE
                                                                   FUND)
                                                                ------------
ASSETS
Investments, at cost........................................    $227,779,041
                                                                ============
Investments, at value*......................................    $241,693,918
Interest and dividends receivable...........................          76,712
Receivable for capital shares issued........................           6,364
Receivable for investments sold.............................       1,193,681
                                                                ------------
  Total Assets..............................................     242,970,675
                                                                ------------
LIABILITIES
Payable for capital shares redeemed.........................         220,727
Payable for return of collateral received...................      18,786,702
Manager fees payable........................................         155,595
Administration fees payable.................................          12,100
Distribution fees payable...................................          48,023
Other accrued liabilities...................................          52,838
                                                                ------------
  Total Liabilities.........................................      19,275,985
                                                                ------------
NET ASSETS..................................................    $223,694,690
                                                                ============
NET ASSETS CONSIST OF:
  Capital...................................................    $193,790,825
  Undistributed net investment income.......................       1,757,855
  Undistributed net realized gains/(losses) on
     investments............................................      14,231,133
  Net unrealized appreciation/(depreciation) on
     investments............................................      13,914,877
                                                                ------------
NET ASSETS..................................................    $223,694,690
                                                                ============
Shares of beneficial interest...............................      16,940,157
Net Asset Value (offering and redemption price per share)...    $      13.20
                                                                ============

------------

*    Includes securities on loan of $18,298,081.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                USAZ OCC
                                                               VALUE FUND
                                                               (FORMERLY
                                                                KNOWN AS
                                                               USAZ PIMCO
                                                               PEA VALUE
                                                                 FUND)
                                                              ------------
INVESTMENT INCOME:
Dividends...................................................  $  4,426,538
Foreign tax withholding.....................................       (35,692)
Income from securities lending..............................        19,347
                                                              ------------
  Total Investment Income...................................     4,410,193
                                                              ------------
EXPENSES:
Manager fees................................................     1,737,786
Administration fees.........................................       165,550
Distribution fees...........................................       579,262
Compliance services fees....................................         6,522
Custodian fees..............................................        32,456
Legal fees..................................................        34,274
Shareholder reports.........................................        31,886
Trustees' fees..............................................        22,633
Recoupment of prior expenses reimbursed by the Manager......       102,220
Other expenses..............................................        67,870
                                                              ------------
  Total expenses before reductions..........................     2,780,459
  Less expenses paid indirectly.............................      (125,612)
                                                              ------------
  Net Expenses..............................................     2,654,847
                                                              ------------
NET INVESTMENT INCOME/(LOSS)................................     1,755,346
                                                              ------------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................    14,638,136
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................   (10,816,361)
                                                              ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     3,821,775
                                                              ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $  5,577,121
                                                              ============

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  USAZ OCC VALUE FUND
                                                                (FORMERLY KNOWN AS USAZ
                                                                 PIMCO PEA VALUE FUND)
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  1,755,346   $    813,716
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................    14,638,136     12,304,684
  Change in unrealized appreciation/(depreciation) on
     securities and foreign currencies......................   (10,816,361)    10,051,812
  Net realized gain from payment by affiliate...............            --         28,737
                                                              ------------   ------------
  Change in net assets resulting from operations:...........     5,577,121     23,198,949
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (555,405)      (261,489)
  From net realized gains...................................   (12,007,220)    (1,124,908)
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................   (12,562,625)    (1,386,397)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    33,768,648    131,531,670
  Proceeds from dividends reinvested........................    12,562,625      1,580,763
  Cost of shares redeemed...................................   (45,040,103)   (10,500,250)
                                                              ------------   ------------
  Change in net assets from capital transactions............     1,291,170    122,612,183
                                                              ------------   ------------
  Change in net assets......................................    (5,694,334)   144,424,735
NET ASSETS:
  Beginning of period.......................................   229,389,024     84,964,289
                                                              ------------   ------------
  End of period.............................................  $223,694,690   $229,389,024
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $  1,757,855   $    555,405
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     2,564,905     10,377,234
  Dividends reinvested......................................       977,637        125,569
  Shares redeemed...........................................    (3,464,529)      (859,412)
                                                              ------------   ------------
  Change in shares..........................................        78,013      9,643,391
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND

(FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
FINANCIAL HIGHLIGHTS

                                                                                              NOVEMBER 5,
                                                           YEAR ENDED DECEMBER 31,              2001 TO
                                                  -----------------------------------------   DECEMBER 31,
                                                    2005         2004      2003      2002       2001(A)
                                                  --------     --------   -------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  13.60     $  11.77   $  8.15   $ 10.96      $10.00
                                                  --------     --------   -------   -------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)..................      0.10         0.06      0.06      0.02          --*
  Net Realized and Unrealized Gains/(Losses) on
    Investments.................................      0.23         1.87      3.62     (2.74)       0.96
                                                  --------     --------   -------   -------      ------
  Total from Investment Activities..............      0.33         1.93      3.68     (2.72)       0.96
                                                  --------     --------   -------   -------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.........................     (0.03)       (0.02)    (0.06)    (0.02)         --*
  Net Realized Gains............................     (0.70)       (0.08)       --     (0.07)         --
                                                  --------     --------   -------   -------      ------
  Total Dividends...............................     (0.73)       (0.10)    (0.06)    (0.09)         --*
                                                  --------     --------   -------   -------      ------
NET ASSET VALUE, END OF PERIOD..................  $  13.20     $  13.60   $ 11.77   $  8.15      $10.96
                                                  ========     ========   =======   =======      ======
TOTAL RETURN**(b)...............................      2.67%       16.52%    45.21%   (24.90)%      9.63%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)..............  $223,695     $229,389   $84,964   $23,347      $6,461
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c).............................      0.76%        0.56%     0.73%     0.57%       0.11%
Expenses Before Waivers/Reimbursements***(c)....      1.20%        1.19%     1.27%     1.78%       3.43%
Expenses Net of Waivers/Reimbursements(c).......      1.15%(d)     1.18%     1.10%     1.10%       1.09%
Portfolio Turnover Rate(b)......................    122.68%       38.88%    80.85%   115.67%      15.83%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND (FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ OCC Value Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ OCC Value Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND (FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND (FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ OCC Value Fund.........................................  $18,786,702      $18,298,081

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OCC Capital, LLC ("OCC") and the Trust, PEA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the year ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ OCC Value Fund.........................................     0.75%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, the USAZ OCC Value Fund repaid the manager $102,220 for fees that were previously reimbursed by the Manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ OCC Value Fund.........................................   $67,595      $16,745

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND (FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $18,646 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $1,814 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ OCC Value Fund.........................................  $291,052,561   $266,006,036

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $6,739,130 related to ordinary income and $5,823,495 related to net long term capital gains and the year ended December 31, 2004 was $1,074,048 related to ordinary income and $506,707 related to net long term capital gains. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                      ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                       INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                    -------------   -------------   -----------   ---------------   -----------
   USAZ OCC Value Fund............   $2,541,058      $13,621,136    $16,162,194     $13,741,671     $29,903,865

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OCC VALUE FUND (FORMERLY KNOWN AS USAZ PIMCO PEA VALUE FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 33.79% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ OCC Value Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99     Retired; Board Member of           30              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.



   Roger Gelfenbien, Age 62    Trustee           Since 10/99     Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                        Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                      August 1999.                                 Funds (32 Funds)



   Dickson W. Lewis, Age 57    Trustee            Since 2/04     Vice President/General             30              None
   2355 Abingdon Way                                             Manager of Jostens, Inc., a
   Long Lake, MN 55356                                           manufacturer of school
                                                                 products, 2001 to Present;
                                                                 Senior Vice President of
                                                                 Fortis Group, a Life
                                                                 Insurance and Securities
                                                                 company, 1997 to 2001;
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001



   Claire R. Leonardi, Age 50  Trustee            Since 2/04     General Partner of Fairview        30        University of CT
   Kickerville Rd                                                Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                           capital fund-of-funds, 9/94
                                                                 to present



   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          30        Connecticut Water
   61                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999



   Peter W. McClean, Age 62    Trustee            Since 2/04     Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                             of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                            information company, 2003 to                    Hospitality
                                                                 2005; Chief Risk Management                   Energy Capital,
                                                                 Officer at Bank of Bermuda,                    LLC Advisory
                                                                 Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005



   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498



   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219



   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219



   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.           ANNRPT1205 2/06

                               USAZ(R) OPPENHEIMER
                              EMERGING GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER EMERGING GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Emerging Growth Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended December 31, 2005 the USAZ(R) Oppenheimer Emerging Growth Fund gained 5.08%. That compared to a 4.15% return for its benchmark, the Russell 2000(R) Growth Index(1).

Small cap stocks posted small gains during 2005, led by strength in energy stocks. That environment contributed to this Fund's modest returns. Health care stocks provided the largest contribution to the Fund's absolute performance.

This Fund's Subadviser held an underweight allocation to energy stocks during the period under review. That positioning weighed on performance relative to the benchmark index, as energy stocks generated powerful returns.*

Weak results at certain stocks in the technology sector also dragged on relative performance. Shares of a company that provides mobile downloads, private-label search capabilities and online directories suffered from strong competition and weak pricing power. Meanwhile, a computer peripheral stock fell after losing a contract with a major computer hardware maker. The Fund's managers sold out of the latter stock during the period, due to its volatility and uncertain future.*

Two technology stocks provided positive contributions to relative performance. A maker of multimedia and Web software saw its stock rally due to its purchase by a large software firm, while a semiconductor stock benefited from increasing demand for LCD and digital televisions that contain its products.*

One particular stock dragged on the relative performance of the Fund's health care allocation. Shares of a generic drug maker fell precipitously after the company's manufacturing operations fell out of compliance with FDA regulations, forcing it to suspend manufacturing and shipping of its products.*

That said, a number of strong stock selections partially offset those declines. Shares of a medical devices maker benefited from a strong new product launch; stock in a manufacturer of urinalysis equipment surged on the popularity of its new technology; and shares of a behavioral health services provider reaped the benefits of a consolidating market.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 2000(R) Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) OPPENHEIMER EMERGING GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies that the Subadviser believes have above-average growth rates.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                     USAZ(R) Oppenheimer Emerging Growth Fund        Russell 2000(R) Growth Index
                     ----------------------------------------        ----------------------------
5/01/2002                            10000                                      10000
                                      9040                                       8617
                                      7200                                       6763
12/02                                 8090                                       7271
                                      8070                                       6989
                                     10690                                       8676
                                     12260                                       9584
12/03                                13108                                      10800
                                     13542                                      11403
                                     13139                                      11413
                                     12257                                      10727
12/04                                14126                                      12345
                                     13045                                      11502
                                     13419                                      11902
                                     14561                                      12654
12/31/2005                           14844                                      12858

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                                                         SINCE
                                                            1                      3                   INCEPTION
                                                          YEAR                   YEAR                   (5/1/02)
                                                          ----                   -----                 ---------
USAZ(R) Oppenheimer Emerging Growth Fund                  5.08%                  22.42%                  11.37%
Russell 2000(R) Growth Index                              4.15%                  20.93%                   7.10% +

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000(R) Growth Index, an unmanaged index that represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 2000(R) Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Oppenheimer Emerging Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Emerging Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                 BEGINNING    ENDING
                                                                  ACCOUNT     ACCOUNT      EXPENSE PAID        EXPENSE RATIO
                                                                   VALUE       VALUE      DURING PERIOD*       DURING PERIOD
                                                                  7/1/05     12/31/05    7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                                                 ---------   ---------   -----------------   ------------------
   USAZ Oppenheimer Emerging Growth Fund.......................  $1,000.00   $1,106.20         $7.17                1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Emerging Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                 BEGINNING    ENDING
                                                                  ACCOUNT     ACCOUNT      EXPENSE PAID        EXPENSE RATIO
                                                                   VALUE       VALUE      DURING PERIOD*       DURING PERIOD
                                                                  7/1/05     12/31/05    7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                                                 ---------   ---------   -----------------   -----------------
   USAZ Oppenheimer Emerging Growth Fund.......................  $1,000.00   $1,018.40         $6.87               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Oppenheimer Emerging Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ OPPENHEIMER EMERGING GROWTH FUND       NET ASSETS*
   -------------------------------------       -----------
   Banking/Financial Services................       3.8%
   Computers.................................      13.3
   E-Commerce................................       3.5
   Electronics...............................      18.2
   Health Care...............................       8.1
   Manufacturing.............................       2.4
   Media.....................................       1.4
   Medical Equipment & Supplies..............      10.7
   Oil/Gas...................................       2.7
   Pharmaceuticals...........................       8.4
   Real Estate...............................       0.7
   Retail/Wholesale..........................       8.9
   Services..................................       4.6
   Telecommunications........................       7.0
   Transportation............................       0.9
   Travel/Entertainment......................       2.6
   Short-Term Investments....................      28.0
                                                  -----
                                                  125.2%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (97.2%):
Banking/Financial Services (3.8%):
    16,690   Greenhill & Company,
               Inc.(+)...................  $    937,310
    38,220   Hanmi Financial Corp. ......       682,609
    66,060   Harris & Harris Group,
               Inc.*(+)..................       918,234
    46,470   Heartland Payment Systems,
               Inc.*(+)..................     1,006,541
    25,000   Nasdaq Stock Market,
               Inc.*.....................       879,500
    52,400   UTEK Corp.*(b)..............       642,933
                                           ------------
                                              5,067,127
                                           ------------
Computers (13.3%):
    89,150   Akamai Technologies,
               Inc.*.....................     1,776,760
    41,300   Aladdin Knowledge
               Systems*..................       711,186
    41,330   Digital River, Inc.*(+).....     1,229,154
    38,910   F5 Networks, Inc.*..........     2,225,263
    33,465   Hyperion Solutions Corp.*...     1,198,716
    56,460   M-Systems Flash Disk
               Pioneers, Ltd.*...........     1,869,955
    52,000   MICROS Systems, Inc.*.......     2,512,640
   105,740   Redback Networks, Inc.*
               (+).......................     1,486,704
    33,840   SRA International, Inc.,
               Class A*..................     1,033,474
    17,460   TALX Corp. .................       798,097
    40,000   Ultimate Software Group,
               Inc.*.....................       762,800
   139,690   Wind River Systems, Inc.*...     2,063,221
                                           ------------
                                             17,667,970
                                           ------------
E-Commerce (3.5%):
   130,520   Bottomline Technologies,
               Inc.*.....................     1,438,330
    14,910   Ctrip.com International,
               Ltd., ADR*................       861,053
    67,510   GSI Commerce, Inc.*(+)......     1,018,726
    35,000   Nutri/System, Inc.*(+)......     1,260,700
                                           ------------
                                              4,578,809
                                           ------------
Electronics (18.2%):
    50,060   Advanced Analogic
               Technologies, Inc.*.......       693,331
    48,700   ATMI, Inc.*.................     1,362,139
    45,500   Brightpoint, Inc.*..........     1,261,715
    59,180   Cohu, Inc. .................     1,353,447
    44,450   Diodes, Inc.*...............     1,380,173
   130,000   EMORE Corp.*................       964,600
    54,410   Energy Conversion Devices,
               Inc.*(+)..................     2,217,207
    50,540   Evergreen Solar, Inc.*(+)...       538,251
    31,920   Hittite Microwave Corp.*....       738,629
    49,180   MEMC Electronic Materials,
               Inc.*.....................     1,090,321
    78,850   Microsemi Corp.*............     2,180,990
    32,690   Netlogic Microsystems,
               Inc.*(+)..................       890,476
   184,160   ON Semiconductor Corp.*.....     1,018,405
    69,170   SiRF Technology Holdings,
               Inc.*.....................     2,061,266
    27,450   Standard Microsystems
               Corp.*....................       787,541
    31,420   Supertex, Inc.*.............     1,390,335
   133,740   Trident Microsystems,
               Inc.*.....................     2,407,319
    24,060   Varian Semiconductor
               Equipment Associates,
               Inc.*.....................     1,056,956
    76,440   Vimicro International Corp.,
               ADS*......................       747,583
                                           ------------
                                             24,140,684
                                           ------------
Health Care (8.1%):
    18,040   Amedisys, Inc.*(+)..........       762,010
    42,780   Aspect Medical Systems,
               Inc.*.....................     1,469,493
    21,230   Foxhollow Technologies,
               Inc.*(+)..................       632,442
    57,530   Herbalife, Ltd.*............     1,870,876
    91,330   IRIS International,
               Inc.*(+)..................     1,996,473
    24,590   Psychiatric Solutions,
               Inc.*(+)..................     1,444,417
    52,540   Radiation Therapy Services,
               Inc.*.....................     1,855,187
    93,000   Regeneration Technologies,
               Inc.*(b)..................       664,950
                                           ------------
                                             10,695,848
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Manufacturing (2.4%):
    27,500   Ceradyne, Inc.*(+)..........  $  1,204,500
   146,870   Jones Soda Co.*(+)..........       793,098
    29,648   Joy Global, Inc. ...........     1,185,900
                                           ------------
                                              3,183,498
                                           ------------
Media (1.4%):
    32,900   Central European Media
               Enterprises, Ltd., Class
               A*........................     1,904,910
                                           ------------
Medical Equipment & Supplies (10.7%):
    25,980   ArthroCare Corp.*(+)........     1,094,797
    63,360   Hologic, Inc.*..............     2,402,611
     9,700   Intuitive Surgical, Inc.*...     1,137,519
    64,220   Kyphon, Inc.*(+)............     2,622,102
    32,980   Meridian Bioscience,
               Inc. .....................       664,217
    35,100   Neurometrix, Inc.*..........       957,528
    77,610   Quidel Corp.*...............       835,084
    39,880   SeraCare Life Sciences,
               Inc.*(+)..................       360,914
    60,000   Spectranetics Corp.*........       675,000
    31,140   Syneron Medical, Ltd.*(+)...       988,695
    35,800   Ventana Medical Systems,
               Inc.*.....................     1,516,130
    34,650   Vital Images, Inc.*(+)......       906,098
                                           ------------
                                             14,160,695
                                           ------------
Oil/Gas (2.7%):
    25,800   Bill Barrett Corp.*.........       996,138
    17,250   GMX Resources, Inc.*(+).....       621,000
    12,240   Hercules Offshore, Inc.*....       347,738
    33,950   Superior Well Services,
               Inc.*.....................       806,652
    22,410   Todco, Class A..............       852,925
                                           ------------
                                              3,624,453
                                           ------------
Pharmaceuticals (8.4%):
    61,000   Adams Respiratory
               Therapeutics, Inc*........     2,480,259
    92,740   Arena Pharmaceuticals,
               Inc.*(+)..................     1,318,763
    55,590   Cubist Pharmaceuticals,
               Inc*......................     1,181,288

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
    56,460   First Horizon Pharmaceutical
               Corp.*(+).................  $    973,935
    59,660   Nektar Therapeutic*(+)......       982,004
    26,100   New River Pharmaceuticals,
               Inc.*(+)..................     1,354,068
    12,400   United Therapeutics
               Corp.*....................       857,088
   108,200   ViroPharma, Inc.*...........     2,007,110
                                           ------------
                                             11,154,515
                                           ------------
Real Estate (0.7%):
    15,040   CB Richard Ellis Group,
               Inc., Class A*............       885,104
                                           ------------
Retail/Wholesale (8.9%):
    48,500   BJ's Restaurants,
               Inc.*(+)..................     1,108,710
    35,890   Central European
               Distribution Corp.*(+)....     1,440,625
    48,700   Coldwater Creek, Inc.*......     1,486,811
    26,390   Gildan Activewear, Inc.*....     1,130,812
    66,260   Gymboree Corp.*.............     1,550,484
    12,000   Hansen Natural Corp.*.......       945,720
    20,300   Hibbet Sporting Goods,
               Inc.*.....................       578,144
    25,430   Under Armour, Inc., Class
               A*(+).....................       974,223
    31,330   VistaPrint, Ltd.*...........       712,883
    54,130   Volcom, Inc.*...............     1,840,961
                                           ------------
                                             11,769,373
                                           ------------
Services (4.6%):
    89,830   aQuantive, Inc.*(+).........     2,267,309
    12,610   Chemed Corp. ...............       626,465
    19,400   Focus Media Holding, Ltd.,
               ADR*......................       655,138
    36,670   Life Time Fitness, Inc.*....     1,396,760
    64,900   Valueclick, Inc.*...........     1,175,339
                                           ------------
                                              6,121,011
                                           ------------
Telecommunications (7.0%):
    38,320   Arris Group, Inc.*..........       362,890
   105,870   Ixia*.......................     1,564,759

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Telecommunications, continued
    38,800   J2 Global Communications,
               Inc.*(+)..................  $  1,658,312
    40,060   NeuStar, Inc.*..............     1,221,429
    63,530   Openwave Systems,
               Inc.*(+)..................     1,109,869
    55,490   Orckit Communications,
               Ltd.*.....................     1,352,846
   113,110   SBA Communications Corp.,
               Class A*..................     2,024,670
                                           ------------
                                              9,294,775
                                           ------------
Transportation (0.9%):
    34,000   HUB Group, Inc., Class A*...     1,201,900
                                           ------------
Travel/Entertainment (2.6%):
   129,020   Mikohn Gaming Corp.*........     1,273,427
    31,240   Orient-Express Hotel, Ltd.,
               Class A...................       984,685
    43,560   Scientific Games Corp.,
               Class A*..................     1,188,317
                                           ------------
                                              3,446,429
                                           ------------
  Total Common Stocks
    (Cost $107,707,069)                     128,897,101
                                           ------------
DEPOSIT ACCOUNT (4.1%):
 5,434,608   NTRS London Deposit
               Account...................     5,434,608
                                           ------------
  Total Deposit Account
    (Cost $5,434,608)                         5,434,608
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (23.9%):
31,695,993   Allianz Dresdner Daily Asset
               Fund#.....................    31,695,993
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $31,695,993)                       31,695,993
                                           ------------
  Total Investments
    (Cost $144,837,670)(a)--125.2%          166,027,702



  Liabilities in excess of other
    assets -- (25.2)%                       (33,467,874)
                                           ------------
  Net Assets -- 100.0%                     $132,559,828
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $132,559,828.

*   Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2005.

#   Investment in affiliate.

ADR -- American Depository Receipt.

ADS -- American Depository Share.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $453,754. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................  $23,674,707
      Unrealized depreciation...................   (2,938,429)
                                                  -----------
      Net unrealized appreciation...............  $20,736,278
                                                  ===========

(b) Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors.

    The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     96.4%
    Israel....................................      1.9
    China.....................................      1.1
    Switzerland...............................      0.6
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                   USAZ
                                                                OPPENHEIMER
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $144,837,670
                                                               ============
Investments, at value*......................................   $166,027,702
Dividends receivable........................................         13,095
Receivable for investments sold.............................      1,093,793
                                                               ------------
  Total Assets..............................................    167,134,590
                                                               ------------

LIABILITIES
Payable for investments purchased...........................      2,071,637
Payable for capital shares redeemed.........................        625,428
Payable for return of collateral received...................     31,695,993
Manager fees payable........................................        108,737
Administration fees payable.................................          7,503
Distribution fees payable...................................         28,615
Other accrued liabilities...................................         36,849
                                                               ------------
  Total Liabilities.........................................     34,574,762
                                                               ------------
NET ASSETS..................................................   $132,559,828
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $106,886,384
  Undistributed net investment income/(loss)................             --
  Undistributed net realized gains/(losses) on investment
     transactions...........................................      4,483,412
  Net unrealized appreciation/(depreciation) on
     investments............................................     21,190,032
                                                               ------------
NET ASSETS..................................................   $132,559,828
                                                               ============
Shares of beneficial interest...............................      9,021,721
Net Asset Value (offering and redemption price per share)...   $      14.69
                                                               ============

------------

*  Includes securities on loan of $30,713,164.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                   USAZ
                                                                OPPENHEIMER
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
INVESTMENT INCOME:
Dividends...................................................    $   138,486
Income from securities lending..............................        210,870
                                                                -----------
  Total Investment Income...................................        349,356
                                                                -----------
EXPENSES:
Manager fees................................................      1,027,842
Administration fees.........................................         86,020
Distribution fees...........................................        302,305
Audit fees..................................................         10,923
Compliance services fees....................................          2,817
Custodian fees..............................................         25,957
Legal fees..................................................         16,813
Shareholder reports.........................................         19,667
Recoupment of prior expenses reimbursed by the Manager......         95,527
Other expenses..............................................         44,582
                                                                -----------
  Total Expenses............................................      1,632,453
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................     (1,283,097)
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......      6,137,243
Change in unrealized appreciation/depreciation on
  securities................................................      1,337,159
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...      7,474,402
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ 6,191,305
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ OPPENHEIMER
                                                                  EMERGING GROWTH FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $ (1,283,097)   $   (950,055)
  Net realized gains/(losses) on securities transactions....     6,137,243      (1,621,043)
  Change in unrealized appreciation/depreciation on
     securities.............................................     1,337,159      10,505,164
                                                              ------------    ------------
  Change in net assets resulting from operations:...........     6,191,305       7,934,066
                                                              ------------    ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains...................................            --        (273,683)
                                                              ------------    ------------
  Change in net assets resulting from dividends to
     shareholders...........................................            --        (273,683)
                                                              ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    19,528,535      63,670,483
  Proceeds from dividends reinvested........................            --         762,033
  Cost of shares redeemed...................................   (15,977,052)    (13,864,377)
                                                              ------------    ------------
  Change due to capital transactions........................     3,551,483      50,568,139
                                                              ------------    ------------
  Change in net assets......................................     9,742,788      58,228,522
NET ASSETS:
  Beginning of period.......................................   122,817,040      64,588,518
                                                              ------------    ------------
  End of period.............................................  $132,559,828    $122,817,040
                                                              ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $         --    $         --
                                                              ============    ============
SHARE TRANSACTIONS:
  Shares issued.............................................     1,435,649       4,887,039
  Dividends reinvested......................................            --          60,613
  Shares redeemed...........................................    (1,198,324)     (1,128,738)
                                                              ------------    ------------
  Change in shares..........................................       237,325       3,818,914
                                                              ============    ============

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                       MAY 1,
                                                       YEAR ENDED DECEMBER 31,        2002 TO
                                                    -----------------------------   DECEMBER 31,
                                                      2005       2004      2003       2002(A)
                                                    --------   --------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  13.98   $  13.01   $  8.09     $ 10.00
                                                    --------   --------   -------     -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................     (0.14)     (0.11)    (0.07)      (0.02)
  Net Realized and Unrealized Gains/(Losses) on
    Investments...................................      0.85       1.11      5.09       (1.89)
                                                    --------   --------   -------     -------
  Total from Investment Activities................      0.71       1.00      5.02       (1.91)
                                                    --------   --------   -------     -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................        --         --        --          --
  Net Realized Gains..............................        --      (0.03)    (0.10)         --
                                                    --------   --------   -------     -------
  Total Dividends.................................        --      (0.03)    (0.10)         --
                                                    --------   --------   -------     -------
NET ASSET VALUE, END OF PERIOD....................  $  14.69   $  13.98   $ 13.01     $  8.09
                                                    ========   ========   =======     =======
TOTAL RETURN*(B)..................................      5.08%      7.76%    62.03%     (19.10)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $132,560   $122,817   $64,589     $13,913
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................     (1.06)%    (1.02)%   (1.11)%     (0.57)%
Expenses Before Waivers/Reimbursements**(c).......      1.35%      1.32%     1.39%       2.38%
Expenses Net of Waivers/Reimbursements(c).........      1.35%      1.32%     1.25%       1.25%
Portfolio Turnover Rate(b)........................    193.67%    189.43%   174.59%     144.70%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Emerging Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Emerging Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Oppenheimer Emerging Growth Fund.......................  $31,695,993      $30,713,164

  The Fund received cash collateral for securities loaned. The cash was invested in Allianz Dresdner Daily Asset Fund at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund.

  Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Oppenheimer Emerging Growth Fund.......................     0.85%          1.35%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, The Fund repaid the Manager $95,527 for fees that were previously reimbursed by the Manager. At December 31, 2005 the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2006
                                                                 ----------
   USAZ Oppenheimer Emerging Growth Fund.......................    $9,443

  The Fund's lending agent is Dresdner Bank, AG (the "Agent"), an affiliate of USAllianz Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 25% of the income earned from securities lending. During the year ended December 31, 2005, the Agent received $72,102 in fees for acting as the Securities Lending Agent.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $8,547 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES      SALES
                                                                 ------------   --------
   USAZ Oppenheimer Emerging Growth Fund.......................  $230,403,181   $228,885,954

5. RESTRICTED SECURITIES

  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2005, the Fund held restricted securities representing 0.01% of net assets of which 0.01% is considered illiquid. The restricted securities held as of December 31, 2005 are identified below:

                                                                 ACQUISITION   ACQUISITION     FAIR
   SECURITY                                                         DATE          COST        VALUE
   --------                                                      -----------   -----------   --------
   Regeneration Technologies, Inc. ............................  8/25/2005      $795,150     $664,950
   UTEK Corp.(a)...............................................  8/15/2005       584,260      642,933

  (a) Security is deemed liquid based on procedures approved by the Board of Trustees.

6. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2004 was $580,059 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                               UNDISTRIBUTED                                      TOTAL
                                                 LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                               CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                               -------------   -----------   ---------------   -----------
   USAZ Oppenheimer Emerging Growth Fund.....   $4,937,166     $4,937,166      $20,736,278     $25,673,444

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Emerging Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH         TERM OF                                      OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                    USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)      VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS       FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -------------   ------------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99    Retired; Board Member of             30              None
   79 Dorchester Rd.                                            Capital Re Corporation from
   Darien, CT 06820                                             1995 to December 1999; Retired
                                                                from J.P. Morgan after 34
                                                                years.



   Roger Gelfenbien, Age 62    Trustee           Since 10/99    Retired; Partner of Accenture        30        Webster Financial
   23680 Peppermill Court                                       from 1983 to August 1999.                        Phoenix Edge
   Bonita Springs, FL 34134                                                                                    Funds (32 Funds)



   Dickson W. Lewis, Age 57    Trustee            Since 2/04    Vice President/General Manager       30              None
   2355 Abingdon Way                                            of Jostens, Inc., a
   Long Lake, MN 55356                                          manufacturer of school
                                                                products, 2001 to Present;
                                                                Senior Vice President of
                                                                Fortis Group, a Life Insurance
                                                                and Securities company, 1997
                                                                to 2001; Consultant to
                                                                Hartford Insurance Co., 2001



   Claire R. Leonardi, Age 50  Trustee            Since 2/04    General Partner of Fairview          30        University of CT
   Kickerville Rd                                               Capital, L.P., a venture                         Health Center
   Long Lake, NY 12847                                          capital fund-of-funds, 9/94 to
                                                                present



   Arthur C. Reeds III, Age    Trustee           Since 10/99    Retired Senior Investment            30        Connecticut Water
   61                                                           Officer, Hartford Foundation                     Service, Inc.
   44 Foxboro Rd,                                               for Public Giving from
   Essex, CT 06426                                              September 2000 to January
                                                                2003; Chairman, Chief
                                                                Executive and President of
                                                                Conning Corp. from September
                                                                1999 to March 2000; Investment
                                                                Consultant from 1997 to
                                                                September 1999



   Peter W. McClean, Age 62    Trustee            Since 2/04    Retired; President and CEO of        30              Cyrus
   18 Covewood Drive                                            Measurisk, a market risk                       Reinsurrance MoA
   Rowayton, CT 06853                                           information company, 2003 to                      Hospitality
                                                                2005; Chief Risk Management                     Energy Capital,
                                                                Officer at Bank of Bermuda,                      LLC Advisory
                                                                Ltd., 4/96 to 8/01                                   Board

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH         TERM OF                                      OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                    USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)      VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS       FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -------------   ------------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05    Senior Vice President, Senior        30              None
   5701 Golden Hills Drive                                      Financial Officer, Allianz
   Minneapolis, MN 55416                                        Life Insurance Company of
                                                                North America from August 2005
                                                                to present. Senior Vice
                                                                President and Chief Financial
                                                                Officer, USAllianz Investor
                                                                Services, LLC and Vice
                                                                President, Allianz Life from
                                                                July 1999 to August 2005



   Jeffrey Kletti, Age 39      Chairman of        Since 2/04    Senior Vice President Advisory       30              None
   5701 Golden Hills Drive     the Board and                    Management, USAllianz Advisers
   Minneapolis, MN 55416       President                        2000 to present; formerly, 2nd
                                                                Vice President of Mutual Fund
                                                                Marketing, Fortis Financial
                                                                Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498



   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219



   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219



   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                  ANNRPT1205 2/06

                               USAZ(R) OPPENHEIMER
                           EMERGING TECHNOLOGIES FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER EMERGING TECHNOLOGIES FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Oppenheimer Emerging Technologies Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended December 31, 2005 the USAZ(R) Oppenheimer Emerging Technologies Fund returned 0.70%. That compared to a - 1.28% return for its benchmark, the S&P Technology Hardware and Equipment Index(1).

This Fund's Subadviser seeks out shares of fast-growing technology firms that have the potential to become leaders in their markets, regardless of industry or market capitalization. That investment approach historically has produced high returns in strong markets, and relatively low returns in weak markets.

Technology stocks in general performed reasonably well for the period under review. This Fund's sub-advisor typically invests a significant portion of assets in small-cap growth stocks, however, and those stocks generally fared poorly during 2005. As a result, the Fund produced roughly flat absolute returns for the period.*

Stock selection among Internet shares detracted from performance relative to the benchmark. Internet stocks were among the benchmark's top performers, but the Fund's Internet stake was hurt by its focus on small-cap stocks, and by company-specific problems at certain firms. The benchmark's allocation to semiconductor stocks also performed well, but company-specific issues caused the Fund's semiconductor stake to lag significantly.*

Strong performance at a number of the Fund's holdings boosted returns against the benchmark. The Fund held as one of its largest positions shares of a computer hardware maker, and that stock surged amid strong demand for the company's products. Certain software stocks also helped relative returns. In particular, shares of a maker of computer-aided design software and a producer of multimedia and Web software performed well.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The S&P 500 Technology Hardware and Equipment Index represents the performance of U.S. based technology companies. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) OPPENHEIMER EMERGING TECHNOLOGIES FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in common stocks that the manager believes will benefit from emerging technology.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Because the Fund invests in a single industry its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             USAZ(R) Oppenheimer Emerging Technologies Fund     S&P 500 Technology Hardware and Equipment Index
             ----------------------------------------------     -----------------------------------------------
11/05/2001                     10000                                                10000
12/01                          10770                                                11486
                               10200                                                10675
                                7680                                                 7525
                                5620                                                 5502
12/02                           6340                                                 6735
                                6250                                                 6820
                                7410                                                 8373
                                8220                                                 9128
12/03                           9000                                                10430
                                8810                                                10773
                                8660                                                10791
                                7572                                                 9901
12/04                           8611                                                11381
                                7723                                                10411
                                7844                                                10317
                                8480                                                11160
12/31/2005                      8671                                                11235

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                                                     SINCE
                                                            1                   3                  INCEPTION
                                                          YEAR                 YEAR                (11/5/01)
                                                         ------               -----                ---------
USAZ(R) Oppenheimer Emerging Technologies Fund             0.70%              11.00%                 -3.37%
S&P 500 Technology Hardware and Equipment Index           -1.28%              18.60%                  2.83%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is measured against the S&P 500 Technology Hardware and Equipment Index, an unmanaged index which represents the performance of U.S. based technology companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the S&P 500 Technology Hardware and Equipment Index is calculated from 10/31/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Oppenheimer Emerging Technologies Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Emerging Technologies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Emerging
     Technologies Fund..................    $1,000.00       $1,105.40           $7.16               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Emerging Technologies Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Emerging
     Technologies Fund..................    $1,000.00       $1,018.40           $6.87               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Oppenheimer Emerging Technologies Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

   USAZ OPPENHEIMER                             PERCENT OF
   EMERGING TECHNOLOGIES FUND                  NET ASSETS*
   --------------------------                  ------------
   Banking/Financial Services................       0.8%
   Computers.................................      37.1
   E-Commerce................................       6.8
   Electronics...............................      26.7
   Healthcare................................       1.3
   Medical Equipment & Supplies..............       1.7
   Services..................................       4.0
   Telecommunications........................      17.0
   Short-Term Investments....................      25.2
                                                  -----
                                                  120.6%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (95.4%):
Banking/Financial Services (0.8%):
    27,960   Harris & Harris Group,
               Inc.*(+)...................  $   388,644
                                            -----------
Computers (37.1%):
    26,100   Adobe Systems, Inc. .........      964,656
    33,500   Akamai Technologies, Inc.*...      667,655
    17,310   Aladdin Knowledge
               Systems*(+)................      298,078
     8,000   Apple Computer, Inc.*........      575,120
    26,910   Autodesk, Inc. ..............    1,155,784
    75,320   Cisco Systems, Inc.*.........    1,289,477
    12,550   Cognos, Inc.*(+).............      435,611
    38,040   Dell, Inc.*..................    1,140,819
    15,190   Digital River, Inc.*(+)......      451,751
     6,480   Electronic Arts, Inc.*.......      338,969
    76,740   EMC Corp.*...................    1,045,199
    13,370   F5 Networks, Inc.*(+)........      764,630
    12,000   Hutchinson Technology,
               Inc.*(+)...................      341,400
    16,830   Hyperion Solutions Corp.*....      602,851
    20,400   Informatica Corp.*...........      244,800
    16,770   M-Systems Flash Disk
               Pioneers, Ltd.*(+).........      555,422
    37,430   McAfee, Inc.*................    1,015,476
    21,400   MICROS Systems, Inc.*........    1,034,048
    36,010   Microsoft Corp. .............      941,662
    44,240   Network Appliance, Inc.*.....    1,194,479
    50,030   Redback Networks, Inc.*(+)...      703,422
    15,000   Ultimate Software Group,
               Inc.*(+)...................      286,050
    41,780   VeriSign, Inc.*..............      915,818
    60,410   Wind River Systems, Inc.*....      892,256
                                            -----------
                                             17,855,433
                                            -----------
E-Commerce (6.8%):
     5,510   Ctrip.com International,
               Ltd., ADR(+)...............      318,203
     3,470   Google, Inc., Class A*.......    1,439,563
    24,550   GSI Commerce, Inc.*(+).......      370,460
    28,610   Yahoo!, Inc.*................    1,120,940
                                            -----------
                                              3,249,166
                                            -----------
Electronics (26.7%):
    21,510   Advanced Analogic
               Technologies, Inc.*(+).....      297,914
    16,310   ATMI, Inc.*(+)...............      456,191
    16,220   Brightpoint, Inc.*...........      449,781
    16,360   Broadcom Corp., Class A*.....      771,374
    16,310   Cohu, Inc. ..................      373,010
    13,680   Diodes, Inc.*(+).............      424,764
    31,300   EMCORE Corp.*(+).............      232,246
    20,610   Energy Conversion Devices,
               Inc.*(+)...................      839,857
    25,320   Entegris, Inc.*..............      238,514
    18,650   Evergreen Solar, Inc.*(+)....      198,623
    12,300   Hittite Microwave
               Corp.*(+)..................      284,622
    40,120   Intel Corp. .................    1,001,394


                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Electronics, continued
    23,950   Linear Technology Corp. .....  $   863,876
    12,860   Marvell Technology Group,
               Ltd.*......................      721,317
    21,990   Maxim Integrated Products,
               Inc. ......................      796,917
    13,480   MEMC Electronic Materials,
               Inc.*......................      298,852
    17,650   Microchip Technology,
               Inc. ......................      567,448
    22,850   Microsemi Corp.*(+)..........      632,031
    67,110   ON Semiconductor Corp.*(+)...      371,118
    55,580   PMC-Sierra, Inc.*(+).........      428,522
    21,880   SiRF Technology Holdings,
               Inc.*......................      652,024
    11,000   Standard Microsystems
               Corp.*(+)..................      315,590
    15,290   Supertex, Inc.*..............      676,583
    37,840   Trident Microsystems,
               Inc.*(+)...................      681,120
    27,400   Vimicro International Corp.,
               ADS*.......................      267,972
                                            -----------
                                             12,841,660
                                            -----------
Health Care (1.3%):
     7,600   Foxhollow Technologies,
               Inc.*(+)...................      226,404
     7,700   Gen-Probe, Inc.*.............      375,683
                                            -----------
                                                602,087
                                            -----------
Medical Equipment & Supplies (1.7%):
    11,100   Syneron Medical, Ltd.*(+)....      352,425
     8,940   Varian Medical Systems,
               Inc.*......................      450,040
                                            -----------
                                                802,465
                                            -----------
Services (4.0%):
    34,530   aQuantive, Inc.*(+)..........      871,537
    12,520   Cognizant Technology
               Solutions Corp.*...........      630,382
    12,000   Focus Media Holding, Ltd.,
               ADR*(+)....................      405,240
                                            -----------
                                              1,907,159
                                            -----------
Telecommunications (17.0%):
    29,330   Airspan Networks, Inc.*(+)...      166,888
    32,466   American Tower Corp., Class
               A*.........................      879,829
    32,900   Arris Group, Inc.*...........      311,563
    22,340   Comverse Technology, Inc.*...      594,021
    46,880   Corning, Inc.*...............      921,661
    37,890   Ixia*........................      560,014
    14,120   J2 Global Communications,
               Inc.*(+)...................      603,489
    15,900   NeuStar, Inc.*...............      484,791
    70,050   Nokia Corp., ADR.............    1,281,914
    19,290   Openwave Systems, Inc.*(+)...      336,996
    17,400   Orckit Communications,
               Ltd.*(+)...................      424,212
    24,320   QUALCOMM, Inc. ..............    1,047,706
    31,290   SBA Communications Corp.,
               Class A*...................      560,091
                                            -----------
                                              8,173,175
                                            -----------
  Total Common Stocks
    (Cost $38,440,838)                       45,819,789
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
DEPOSIT ACCOUNT (3.4%):
 1,642,587   NTRS London Deposit
               Account....................  $ 1,642,587
                                            -----------
  Total Deposit Account
    (Cost $1,642,587)                         1,642,587
                                            -----------
COLLATERAL FOR SECURITIES ON LOAN (21.8%):
10,449,539   Northern Trust Institutional
               Liquid Assets Portfolio....   10,449,539
                                            -----------
  Total Collateral for Securities on Loan
    (Cost $10,449,539)                       10,449,539
                                            -----------
  Total Investments
    (Cost $50,532,964) (a)--120.6%           57,911,915
  Liabilities in excess of other
    assets--(20.6)%                          (9,902,892)
                                            -----------
  Net Assets--100.0%                        $48,009,023
                                            ===========

------------

Percentages indicated are based on net assets of $48,009,023.

*  Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2005.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $222,146. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................  $ 8,657,957
      Unrealized depreciation...................   (1,501,152)
                                                  -----------
      Net unrealized appreciation...............  $ 7,156,805
                                                  ===========

  The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investment.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United states.............................     91.0%
    Finland...................................      2.7
    Israel....................................      1.8
    Bermuda...................................      1.5
    China.....................................      1.4
    Canada....................................      0.9
    Switzerland...............................      0.7
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                     USAZ
                                                                  OPPENHEIMER
                                                                   EMERGING
                                                               TECHNOLOGIES FUND
                                                               -----------------
ASSETS
Investments, at cost........................................      $50,532,964
                                                                  ===========
Investments, at value*......................................      $57,911,915
Dividends receivable........................................            6,837
Receivable for capital shares issued........................          584,403
Receivable for investments sold.............................          223,624
                                                                  -----------
  Total Assets..............................................       58,726,779
                                                                  -----------
LIABILITIES
Payable for investments purchased...........................          203,788
Payable for capital shares redeemed.........................               47
Payable for return of collateral received...................       10,449,539
Manager fees payable........................................           38,091
Administration fees payable.................................            2,735
Distribution fees payable...................................           10,239
Other accrued liabilities...................................           13,317
                                                                  -----------
  Total Liabilities.........................................       10,717,756
                                                                  -----------
NET ASSETS..................................................      $48,009,023
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital...................................................      $44,446,882
  Undistributed net investment income/(loss)................               --
  Undistributed net realized gains/(losses) on
     investments............................................       (3,816,810)
  Net unrealized appreciation/(depreciation) on
     investments............................................        7,378,951
                                                                  -----------
NET ASSETS..................................................      $48,009,023
                                                                  ===========
Shares of beneficial interest...............................        5,580,292
Net Asset Value (offering and redemption price per share)...      $      8.60
                                                                  ===========

------------

*    Includes securities on loan of $10,032,447.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                     USAZ
                                                                  OPPENHEIMER
                                                                   EMERGING
                                                               TECHNOLOGIES FUND
                                                               -----------------
INVESTMENT INCOME:
Dividends...................................................      $   77,932
Income from securities lending..............................          51,587
                                                                  ----------
  Total Investment Income...................................         129,519
                                                                  ----------
EXPENSES:
Manager fees................................................         365,282
Administration fees.........................................          31,163
Distribution fees...........................................         109,260
Audit fees..................................................           4,432
Compliance services fees....................................           1,241
Custodian fees..............................................          14,497
Legal fees..................................................           7,031
Shareholder reports.........................................           7,379
Trustees' fees..............................................           4,371
Recoupment of prior expenses reimbursed by the Manager......          31,207
Other expenses..............................................          14,143
                                                                  ----------
  Total expenses before reductions..........................         590,006
  Less expenses paid indirectly.............................            (938)
                                                                  ----------
  Net Expenses..............................................         589,068
                                                                  ----------
NET INVESTMENT INCOME/(LOSS)................................        (459,549)
                                                                  ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......        (499,561)
Change in unrealized appreciation/depreciation on
  securities................................................       1,081,299
                                                                  ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...         581,738
                                                                  ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      $  122,189
                                                                  ==========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                               USAZ OPPENHEIMER EMERGING
                                                                   TECHNOLOGIES FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (459,549)  $   (350,903)
  Net realized gains/(losses) on securities transactions....      (499,561)    (2,960,201)
  Change in unrealized appreciation/depreciation on
     securities.............................................     1,081,299      1,299,956
                                                              ------------   ------------
  Change in net assets resulting from operations:...........       122,189      2,011,148
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains...................................            --        309,044
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................            --        309,044
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    12,797,815     23,787,659
  Proceeds from dividends reinvested........................            --        309,044
  Cost of shares redeemed...................................   (13,109,565)   (13,515,878)
                                                              ------------   ------------
  Change in net assets from capital transactions............      (311,750)    10,580,825
                                                              ------------   ------------
  Change in net assets......................................      (189,561)     8,260,633
NET ASSETS:
  Beginning of period.......................................    48,198,584     39,937,951
                                                              ------------   ------------
  End of period.............................................  $ 48,009,023   $ 48,198,584
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $         --   $         --
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     1,587,518      2,808,480
  Dividends reinvested......................................            --         40,987
  Shares redeemed...........................................    (1,652,106)    (1,640,915)
                                                              ------------   ------------
  Change in shares..........................................       (64,588)     1,208,552
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
FINANCIAL HIGHLIGHTS

                                                                                             NOVEMBER 5,
                                                           YEAR ENDED DECEMBER 31,             2001 TO
                                                    --------------------------------------   DECEMBER 31,
                                                     2005        2004      2003      2002      2001(A)
                                                    -------     -------   -------   ------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  8.54     $  9.00   $  6.34   $10.77      $10.00
                                                    -------     -------   -------   ------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................    (0.08)      (0.06)    (0.05)   (0.06)      (0.02)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................     0.14       (0.34)     2.71    (4.37)       0.79
                                                    -------     -------   -------   ------      ------
  Total from Investment Activities................     0.06       (0.40)     2.66    (4.43)       0.77
                                                    -------     -------   -------   ------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................       --          --        --       --          --
  Net Realized Gains..............................       --       (0.06)       --       --          --
                                                    -------     -------   -------   ------      ------
  Total Dividends.................................       --       (0.06)       --       --          --
                                                    -------     -------   -------   ------      ------
NET ASSET VALUE, END OF PERIOD....................  $  8.60     $  8.54   $  9.00   $ 6.34      $10.77
                                                    =======     =======   =======   ======      ======
TOTAL RETURN*(b)..................................     0.70%      (4.33)%   41.96%  (41.13)%      7.70%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $48,009     $48,199   $39,938   $9,231      $8,718
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................    (1.05)%     (0.85)%   (1.04)%  (1.12)%     (1.02)%
Expenses Before Waivers/Reimbursements**(c).......     1.35%       1.31%     1.54%    2.61%       3.19%
Expenses Net of Waivers/Reimbursements(c).........     1.35%(d)    1.31%     1.25%    1.25%       1.24%
Portfolio Turnover Rate(b)........................   125.08%     174.40%   170.59%  122.23%      10.69%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.35%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Emerging Technologies Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Emerging Technologies Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Oppenheimer Emerging Technologies Fund.................  $10,449,539      $10,032,447

  The Fund received cash for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  The Manager fees of the fund are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund was 1.35%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, the Fund repaid the Manager $31,207 for fees that were previously reimbursed by the Manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES
                                                                 12/31/2006
                                                                 ----------
   USAZ Oppenheimer Emerging Technologies Fund.................   $66,019

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $3,585 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Oppenheimer Emerging Technologies Fund.................  $53,614,898   $55,916,707

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  At December 31, 2005, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2012   12/31/2013
                                                                 ----------   ----------
   USAZ Oppenheimer Emerging Technologies Fund.................  $2,950,379    $644,285

  The tax characteristics of dividends paid to shareholders during the year fiscal ended December 31, 2004 was $309,044 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                              ACCUMULATED                         TOTAL
                                                              CAPITAL AND      UNREALIZED      ACCUMULATED
                                                              OTHER LOSSES   APPRECIATION(A)    EARNINGS
                                                              ------------   ---------------   -----------
   USAZ Oppenheimer Emerging Technologies Fund..............  $(3,594,664)     $7,156,805      $3,562,141

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Emerging Technologies Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                   ANNRPT1205 2/06

                               USAZ(R) OPPENHEIMER
                                  GLOBAL FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005
                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                    Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                    Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER GLOBAL FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Global Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended December 31, 2005 the USAZ(R) Oppenheimer Global Fund gained 12.62%, compared to a 9.49% return for its benchmark, the MSCI World Index(1).

This Fund's managers employ a bottom-up stock selection process in order to identify shares that offer attractive long-term growth opportunities at reasonable prices. They look to buy stocks on an investment horizon of three to five years, and do not bet on particular countries, sectors or themes.

The above management approach boosted the Fund's returns relative to its benchmark. The Fund benefited from a number of positive company-specific developments. For example, the Fund held shares in a very large Korean shipbuilder, due to the managers' belief that high average tanker age and the move toward double-hulled tankers would create demand for new ship construction. The stock more than doubled during 2005, as demand picked up and the firm resolved concerns about certain non-core businesses.*

A large semiconductor stock also benefited the Fund's relative performance. The stock had traded at an attractive price due to investors' skepticism about the firm's competitive position, but a new processor chip achieved significant traction in the market and helped convince investors to bid up the firm's shares. Shares of two energy stocks, one an oil reserves firm and the other a driller, also boosted returns relative to the benchmark.*

A handful of disappointing stocks weighed on relative performance. Shares of an optical components company suffered as the firm failed to engineer a turnaround, however the Fund's managers sold out of that position. The stock of a large mobile-phone company also performed poorly, dragging down the Fund's relative returns. Shares of a video-conferencing software maker and a producer of casino gaming machines also did not meet expectations, and hurt performance against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) OPPENHEIMER GLOBAL FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 USAZ(R) Oppenheimer Global Fund       MSCI World Index
                 -------------------------------       ----------------
5/03/2004                     10000                         10000
6/04                          10260                         10298
9/04                          10110                         10195
12/04                         11580                         11413
3/05                          11200                         11287
6/05                          11470                         11333
9/05                          12510                         12125
2/31/2005                     13041                         12495

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                         SINCE
                                           1           INCEPTION
                                         YEAR           (5/3/04)
                                        -----          ---------
USAZ(R) Oppenheimer Global Fund         12.62%          17.31%
MSCI World Index                         9.49%          14.30%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the MSCI World Index is calculated from 4/30/04 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Oppenheimer Global Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Global Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Global Fund.........    $1,000.00       $1,137.00           $7.81               1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Global Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Global Fund.........    $1,000.00       $1,017.90           $7.37               1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Oppenheimer Global Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ OPPENHEIMER GLOBAL FUND                NET ASSETS*
   ----------------------------                -----------
   Aerospace/Defense.........................       3.2%
   Banking/Financial Services................      11.9
   Computers.................................       7.4
   Diversified...............................       0.4
   E-Commerce................................       1.7
   Electronics...............................       8.6
   Health Care...............................       3.2
   Insurance.................................       2.6
   Investment Companies......................       0.7
   Manufacturing.............................      14.7
   Media.....................................       3.4
   Oil/Gas...................................       8.8
   Pharmaceuticals...........................       9.3
   Retail/Wholesale..........................       5.4
   Services..................................       1.7
   Telecommunications........................      10.1
   Travel/Entertainment......................       2.1
   Utilities.................................       0.6
   Short-Term Investments....................      13.3
                                                  -----
                                                  109.1%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (95.8%):
Aerospace/Defense (3.2%):
    40,000   Empresa Brasileira de
               Aeronautica SA, ADR*(+)...  $  1,564,000
    43,680   European Aeronautic Defence
               and Space Co.*............     1,649,034
    11,110   Lockheed Martin Corp. ......       706,929
    24,200   Raytheon Co. ...............       971,630
                                           ------------
                                              4,891,593
                                           ------------
Banking/Financial Services (11.9%):
    45,430   3i Group plc................       662,312
    18,720   ACE, Ltd. ..................     1,000,397
    24,260   American Express Co. .......     1,248,420
    43,008   Anglo Irish Bank Corp.
               plc.......................       653,583
    19,470   Australia and New Zeland
               Banking Group, Ltd. ......       340,793
     8,280   Citigroup, Inc. ............       401,828
    19,800   Credit Saison Company,
               Ltd.*.....................       985,930
    32,532   Credit Suisse Group*........     1,658,916
    91,645   HSBC Holdings plc...........     1,469,383
    20,700   ICICI Bank, Ltd., ADR*(+)...       596,160
    31,804   JPMorgan Chase & Co. .......     1,262,301
    29,200   Morgan Stanley..............     1,656,808
    28,880   Northern Trust Corp. .......     1,496,562
       225   Resona Holdings, Inc.*......       901,615
    76,124   Royal Bank of Scotland Group
               plc.......................     2,298,172
    11,760   Societe Generale*...........     1,446,479
                                           ------------
                                             18,079,659
                                           ------------
Computers (7.4%):
    25,800   Adobe Systems, Inc. ........       953,568
     8,700   Canon, Inc. ................       511,649
    46,800   Cisco Systems, Inc.*........       801,216
    14,080   International Business
               Machines Corp. ...........     1,157,376
    22,000   Intuit, Inc.*...............     1,172,600
    18,070   Juniper Networks, Inc.*.....       402,961
    80,000   Microsoft Corp. ............     2,091,999
     4,400   Nintendo Company, Ltd. .....       534,906
   110,970   Novell, Inc.*...............       979,865
     8,681   SAP AG*.....................     1,573,357
    20,700   SQUARE ENIX Company,
               Ltd. .....................       582,952
   123,420   Sun Microsystems,
               Inc.*(+)..................       517,130
                                           ------------
                                             11,279,579
                                           ------------
Diversified (0.4%):
    58,000   Hutchison Whampoa, Ltd. ....       551,010
                                           ------------
E-Commerce (1.7%):
    11,440   Amazon.com, Inc.*...........       539,396
    47,800   eBay, Inc.*.................     2,067,350
                                           ------------
                                              2,606,746
                                           ------------
Electronics (8.6%):
    97,950   Advanced Micro Devices,
               Inc.*(+)..................     2,997,270
    36,800   Altera Corp.*...............       681,904
    28,890   Cadence Design Systems,
               Inc.*.....................       488,819
    28,400   Cree, Inc.*(+)..............       716,816
    26,800   HOYA Corp. .................       969,176
    20,600   International Rectifier
               Corp.*....................       657,140
     2,800   Keyence Corp.*..............       803,978
    61,700   Koninklijke Philips
               Electronics NV*...........     1,916,948
     2,515   Samsung Electronics Company,
               Ltd. .....................     1,621,420
     6,500   Silicon Laboratories,
               Inc.*(+)..................       238,290
    46,800   Sony Corp. .................     1,911,196
                                           ------------
                                             13,002,957
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Health Care (3.2%):
    15,100   Biomet, Inc.*...............  $    552,207
    31,500   Boston Scientific Corp.*....       771,435
    11,480   Express Scripts, Inc.*......       962,024
     5,800   Medtronic, Inc. ............       333,906
    22,900   Quest Diagnostics, Inc. ....     1,178,892
   111,575   Smith & Nephew plc..........     1,027,040
                                           ------------
                                              4,825,504
                                           ------------
Insurance (2.6%):
       300   Berkshire Hathaway, Inc.,
               Class B*..................       880,650
     5,210   Everest Re Group, Ltd. .....       522,824
    14,050   Manulife Financial Corp. ...       825,326
   124,898   Prudential plc..............     1,182,776
     8,800   XL Capital, Ltd., Class A...       592,944
                                           ------------
                                              4,004,520
                                           ------------
Investment Companies (0.7%):
    33,370   Investor AB, B Shares(+)....       584,319
   188,389   Macquarie Airports..........       435,533
                                           ------------
                                              1,019,852
                                           ------------
Manufacturing (14.7%):
    15,700   3M Co. .....................     1,216,750
    20,152   Bayerische Motoren Werke
               AG*.......................       883,121
    13,140   Boeing Co. .................       922,954
   163,871   Cadbury Schweppes plc.......     1,547,828
    23,390   Companhia de Bebidas das
               Americas, ADR*............       889,990
     4,950   Diageo plc..................        71,688
     2,550   Essilor International SA*...       205,789
     5,200   Fanuc, Ltd. ................       445,416
   119,300   Fomento Economico Mexicano,
               SA de CV*.................       864,371
   163,390   Grupo Modelo, SA de CV,
               Series C..................       591,909
    10,994   Hyundai Heavy Industries
               Company, Ltd. ............       834,391
    21,000   Kao Corp. ..................       561,323
    20,100   LVMH Moet Hennessy Louis
               Vuitton SA................     1,785,793
    20,800   Murata Manufacturing
               Company, Ltd. ............     1,346,323
     6,800   Nidec Corp. ................       585,151
       954   Porsche AG*.................       683,775
    10,364   Procter & Gamble Co. .......       599,868
    83,943   Reckitt Benckiser plc.......     2,769,363
    42,000   Shiseido Company, Ltd. .....       781,131
    18,884   Siemens AG*.................     1,617,434
   468,331   Taiwan Semiconductor
               Manufacturing Company,
               Ltd. .....................       888,438
    10,300   Takeda Chemical Industries,
               Ltd. .....................       556,053
    27,900   Toyota Motor Corp. .........     1,459,871
                                           ------------
                                             22,108,730
                                           ------------
Media (3.4%):
    17,950   Grupo Televisa SA*(+).......     1,444,974
    70,240   Pearson plc.................       830,705
   235,000   Singapore Press Holdings,
               Ltd.*.....................       606,679

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Media, continued
   190,700   Sirius Satellite Radio,
               Inc.*(+)..................  $  1,277,690
   119,000   Television Broadcasts,
               Ltd. .....................       633,955
       261   Yahoo! Japan Corp. .........       396,904
                                           ------------
                                              5,190,907
                                           ------------
Oil/Gas (8.8%):
    21,370   BP plc, ADR*................     1,372,381
    18,190   Burlington Resources,
               Inc. .....................     1,567,978
    17,120   Chevron Corp. ..............       971,902
    36,000   Fortum Oyj*.................       675,033
    31,170   GlobalSantaFe Corp.(+)......     1,500,836
   336,000   Hong Kong and China Gas
               Company, Ltd. ............       716,595
    37,710   Husky Energy, Inc. .........     1,914,378
     3,300   Neste Oil Oyj*(+)...........        93,436
    28,920   Technip SA*(+)..............     1,753,969
     2,710   Total SA, Class B*(+).......       681,933
    29,720   Transocean, Inc.*...........     2,071,187
                                           ------------
                                             13,319,628
                                           ------------
Pharmaceuticals (9.3%):
    16,350   Affymetrix, Inc.*(+)........       780,713
    19,000   Amgen, Inc.*................     1,498,340
     6,500   Amylin Pharmaceuticals,
               Inc.*(+)..................       259,480
    31,600   Chugai Pharmaceutical
               Company, Ltd. ............       681,264
     8,630   Genentech, Inc.*............       798,275
    22,200   Gilead Sciences, Inc.*......     1,168,386
     9,300   ImClone Systems, Inc.*(+)...       318,432
     9,190   Nektar Therapeutic*(+)......       151,267
    16,789   Novartis AG, Registered
               Shares*...................       881,957
     6,700   Novo Nordisk A/S, Class
               B*........................       377,322
    27,660   Pfizer, Inc. ...............       645,031
    12,887   Roche Holding AG*...........     1,935,752
    28,815   Sanofi-Aventis, ADR*........     2,524,253
    79,000   Shionogi & Company, Ltd. ...     1,115,298
    12,700   Theravance, Inc.*(+)........       286,004
    15,300   Wyeth.......................       704,871
                                           ------------
                                             14,126,645
                                           ------------
Retail/Wholesale (5.4%):
     5,300   Altria Group, Inc. .........       396,016
    13,300   Avon Products, Inc. ........       379,715
    63,734   Burberry Group plc(+).......       470,367
    24,500   Coach, Inc.*................       816,830
    21,960   Gap, Inc. ..................       387,374
    28,491   GUS plc*....................       505,133
    71,840   Hennes & Mauritz AB, Class
               B.........................     2,442,252
    31,200   Industria de Diseno Textil
               SA........................     1,017,395
    23,480   Starbucks Corp.*............       704,635
     2,245   Syngenta AG*................       279,444
    81,060   Tesco plc...................       461,910
    10,100   Tiffany & Co. ..............       386,729
                                           ------------
                                              8,247,800
                                           ------------
Services (1.7%):
   148,820   Electricidade de Portugal
               SA........................       458,603
    20,720   JC Decaux SA*(+)............       483,286
    22,000   JGC Corp.*..................       423,012
    12,320   Northrop Grumman Corp. .....       740,556
    45,720   WPP Group plc...............       494,707
                                           ------------
                                              2,600,164
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Telecommunications (10.1%):
    93,070   Corning, Inc.*..............  $  1,829,756
       312   KDDI Corp. .................     1,796,570
    28,910   QUALCOMM, Inc. .............     1,245,443
    65,560   SK Telecom Company, Ltd.,
               ADR*(+)...................     1,330,212
    58,780   Tandberg ASA*(+)............       358,651
    44,195   Tele Norte Leste
               Participacoes SA*.........       792,038
 1,196,750   Telefonaktiebolaget LM
               Ericsson, Class B(+)......     4,117,390
 1,745,960   Vodafone Group plc..........     3,769,401
                                           ------------
                                             15,239,461
                                           ------------
Travel/Entertainment (2.1%):
    25,100   Carnival Corp., Class A.....     1,342,097
    31,650   International Game
               Technology................       974,187
    35,900   Walt Disney Co.*............       860,523
                                           ------------
                                              3,176,807
                                           ------------
Utilities (0.6%):
    13,100   Emerson Electric Co. .......       978,570
                                           ------------
  Total Common Stocks
    (Cost $123,814,209)                     145,250,132
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (9.3%):
14,113,816   Northern Trust Institutional
               Liquid Assets Portfolio...    14,113,816
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $14,113,816)                       14,113,816
                                           ------------
DEPOSIT ACCOUNT (4.0%):
 6,034,297   NTRS London Deposit
               Account...................     6,034,297
                                           ------------
  Total Deposit Account
    (Cost $6,034,297)                         6,034,297
                                           ------------
  Total Investments
    (Cost $143,962,322)(a)--109.1%          165,398,245
  Liabilities in excess of other
  assets--(9.1)%                            (13,813,138)
                                           ------------
  Net Assets--100.0%                       $151,585,107
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $151,585,107.

*  Non-income producing security.

(+)  All or a portion of a security is loaned as of December 31, 2005.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $40,425. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $23,277,096
    Unrealized depreciation...................   (1,881,598)
                                                -----------
    Net unrealized appreciation...............  $21,395,498
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     41.0%
    United Kingdom............................     12.5
    Japan.....................................     11.5
    France....................................      5.9
    Sweden....................................      4.7
    Germany...................................      3.1
    Switzerland...............................      3.1
    Korea.....................................      2.5
    Netherlands...............................      2.4
    Brazil....................................      2.2
    Mexico....................................      1.9
    Canada....................................      1.8
    Cayman Islands............................      1.4
    Hong Kong.................................      1.3
    Spain.....................................      0.7
    Taiwan....................................      0.6
    Australia.................................      0.5
    Finland...................................      0.5
    Bermuda...................................      0.4
    India.....................................      0.4
    Ireland...................................      0.4
    Singapore.................................      0.4
    Denmark...................................      0.3
    Portugal..................................      0.3
    Norway....................................      0.2
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ OPPENHEIMER
                                                                GLOBAL FUND
                                                              ----------------
ASSETS
Investments, at cost........................................    $143,962,322
                                                                ============
Investments, at value*......................................    $165,398,245
Foreign currency, at value (cost $44,485)...................          44,335
Dividends receivable........................................         269,165
Receivable for capital shares issued........................         163,780
Receivable for investments sold.............................          71,130
Reclaim receivable..........................................           9,514
                                                                ------------
  Total Assets..............................................     165,956,169
                                                                ------------
LIABILITIES
Payable for investments purchased...........................          60,047
Payable for capital shares redeemed.........................             279
Payable for return of collateral received...................      14,113,816
Manager fees payable........................................         132,350
Administration fees payable.................................           9,936
Distribution fees payable...................................          31,593
Other accrued liabilities...................................          23,041
                                                                ------------
  Total Liabilities.........................................      14,371,062
                                                                ------------
NET ASSETS..................................................    $151,585,107
                                                                ============
NET ASSETS CONSIST OF:
  Capital...................................................    $126,045,613
  Undistributed net investment income.......................         109,339
  Undistributed net realized gains/(losses) on
     investments............................................       3,994,671
  Net unrealized appreciation/(depreciation) on
     investments............................................      21,435,484
                                                                ------------
NET ASSETS..................................................    $151,585,107
                                                                ============
Shares of beneficial interest...............................      11,648,299
Net Asset Value (offering and redemption price per share)...    $      13.01
                                                                ============

------------

*    Includes securities on loan of $13,475,882.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ OPPENHEIMER
                                                                GLOBAL FUND
                                                              ----------------
INVESTMENT INCOME:
Dividends...................................................    $ 2,013,114
Income from securities lending..............................         15,611
Foreign withholding tax.....................................       (111,139)
                                                                -----------
  Total Investment Income...................................      1,917,586
                                                                -----------
EXPENSES:
Manager fees................................................      1,037,746
Administration fees.........................................         81,059
Distribution fees...........................................        288,263
Compliance services fees....................................          2,768
Custodian fees..............................................        210,810
Shareholder reports.........................................         21,144
Recoupment of prior expenses reimbursed by the Manager......         13,273
Other expenses..............................................         17,153
                                                                -----------
  Total Expenses............................................      1,672,216
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................        245,370
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................      3,909,393
Change in unrealized appreciation/(depreciation) on
  securities and foreign currencies.........................     12,592,755
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     16,502,148
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $16,747,518
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     USAZ OPPENHEIMER
                                                                        GLOBAL FUND
                                                              -------------------------------
                                                               YEAR ENDED     MAY 3, 2004 TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2005            2004(A)
                                                              ------------    ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $    245,370      $   (53,809)
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................     3,909,393          319,354
  Change in unrealized appreciation/(depreciation) on
     securities and foreign currencies......................    12,592,755        8,842,729
                                                              ------------      -----------
  Change in net assets resulting from operations............    16,747,518        9,108,274
                                                              ------------      -----------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains...................................      (326,934)              --
                                                              ------------      -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (326,934)              --
                                                              ------------      -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    60,549,821       70,691,029
  Proceeds from dividends reinvested........................       326,934               --
  Cost of shares redeemed...................................    (4,348,615)      (1,162,920)
                                                              ------------      -----------
  Change in net assets from capital transactions............    56,528,140       69,528,109
                                                              ------------      -----------
  Change in net assets......................................    72,948,724       78,636,383
NET ASSETS:
  Beginning of period.......................................    78,636,383               --
                                                              ------------      -----------
  End of period.............................................  $151,585,107      $78,636,383
                                                              ============      ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    109,339      $   (36,065)
                                                              ============      ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     5,199,452        6,906,563
  Dividends reinvested......................................        26,197               --
  Shares redeemed...........................................      (367,775)        (116,138)
                                                              ------------      -----------
  Change in shares..........................................     4,857,874        6,790,425
                                                              ============      ===========

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED     MAY 3, 2004 TO
                                                    DECEMBER 31,     DECEMBER 31,
                                                        2005           2004(A)
                                                    ------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  11.58         $ 10.00
                                                      --------         -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................        0.03           (0.01)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................        1.43            1.59
                                                      --------         -------
  Total from Investment Activities................        1.46            1.58
                                                      --------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................       (0.03)             --
                                                      --------         -------
  Total Dividends.................................       (0.03)             --
                                                      --------         -------
NET ASSET VALUE, END OF PERIOD....................    $  13.01         $ 11.58
                                                      ========         =======
TOTAL RETURN*(b)..................................       12.62%          15.80%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $151,585         $78,636
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................        0.21%          (0.21)%
Expenses Before Waivers/Reimbursements**(c).......        1.45%           1.51%
Expenses Net of Waivers/Reimbursements(c).........        1.45%           1.45%
Portfolio Turnover Rate(b)........................       27.47%           9.61%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Global Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Global Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Oppenheimer Global Fund................................  $14,113,816      $13,475,882

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Oppenheimer Global Fund................................     0.90%          1.45%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, The Fund repaid the Manager $13,273 for fees that were previously reimbursed by the Manager. At December 31, 2005, there were no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO").

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER GLOBAL FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $7,561 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $2,199 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Oppenheimer Global Fund................................  $86,844,157   $29,769,703

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $326,934 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                  ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                   INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                -------------   -------------   -----------   ---------------   -----------
   USAZ Oppenheimer Global
     Fund.....................   $ 1,053,877     $ 3,090,558    $4,144,435      $21,395,059     $25,539,494

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 26.32% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Global Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                              Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                  Foundation for Public
   Essex, CT 06426                                                 Giving from September 2000
                                                                   to January 2003; Chairman,
                                                                   Chief Executive and
                                                                   President of Conning Corp.
                                                                   from September 1999 to
                                                                   March 2000; Investment
                                                                   Consultant from 1997 to
                                                                   September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003                      Hospitality
                                                                   to 2005; Chief Risk                          Energy Capital,
                                                                   Management Officer at Bank                    LLC Advisory
                                                                   of Bermuda, Ltd., 4/96 to                         Board
                                                                   8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to
                                                                   present. Senior Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   USAllianz Investor
                                                                   Services, LLC and Vice
                                                                   President, Allianz Life
                                                                   from July 1999 to August
                                                                   2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                               USAZ(R) OPPENHEIMER
                            INTERNATIONAL GROWTH FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER INTERNATIONAL GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Oppenheimer InternationalGrowth Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-months ended December 31, 2005 the USAZ(R) Oppenheimer International Growth Fund gained 14.18%, compared to a 13.54% return for its benchmark, the MSCI EAFE Index(1).

This Fund's Subadviser invests in international growth stocks by focusing on four global themes: mass affluence, new technology, restructuring, and the aging population. Investor sentiment toward those types of higher-quality international growth stocks improved during 2005. Stocks generated gains in Europe, Japan and emerging markets, despite the negative effect of a strengthening U.S. dollar. The environment helped the Fund post strong absolute returns.

Certain stocks boosted returns, particularly in emerging markets. Shares of a Korean shipbuilder posted strong gains due to higher shipping rates, and rising demand for new ships. A rally in the stock of a Brazilian iron-ore producer also lifted the Fund's performance, as did strong returns from shares of a U.K.-based mining company. Both of which benefited from rising demand from China for industrial commodities.*

Select financial services stocks also boosted performance. Shares of a London-based financial services firm surged due to the company's strong fundamental results and speculation that it might be an acquisition target. A major Japanese financial-services stock helped the Fund's returns, as the company benefited from recent improvements to Japan's banking system. Stock of a U.K. technology development company also buoyed the Fund's performance, as the company's new treatment for varicose veins moved closer to commercialization.*

Many of the stocks that generated disappointing results and weighed against returns were related to the Fund's "new technologies" theme. Shares of an Australian biotechnology firm suffered from aggressive short-term trading by investors impatient with the progress of the company's cancer-fighting drugs. Likewise, investors sold off shares of a Norwegian video-conferencing software company after the firm announced lower-than-expected quarterly results. The stock of a Danish drug development company also suffered after it withdrew a new product from testing.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Morgan Stanley Capital International, Europe, Australasia and Far East ("MSCI EAFE") Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) OPPENHEIMER INTERNATIONAL GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R) Oppenheimer International Growth Fund    MSCI EAFE Index
              ---------------------------------------------    ---------------
11/05/2001                      10000                               10000
12/01                           10250                               10430
                                10423                               10532
                                10459                               10261
                                 8432                                8236
12/02                            8825                                8768
                                 8119                                8048
                                 9612                                9598
                                10377                               10378
12/03                           11806                               12151
                                12071                               12678
                                11878                               12705
                                11724                               12670
12/04                           13516                               14611
                                13332                               14587
                                13260                               14440
                                14806                               15938
12/31/2005                      15432                               16589

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                                 SINCE
                                                         1          3          INCEPTION
                                                        YEAR       YEAR        (11/5/01)
                                                       -----      -----        ---------
USAZ(R) Oppenheimer International Growth Fund          14.18%     20.48%         11.01%
MSCI EAFE Index                                        13.54%     23.68%         12.64%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East ("MSCI EAFE") Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 11/1/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Oppenheimer International Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer International Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer International Growth
     Fund...............................    $1,000.00       $1,163.80           $7.91                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer International Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer International Growth
     Fund...............................    $1,000.00       $1,017.90           $7.37                1.45%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Oppenheimer International Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                      PERCENT OF
   USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND        NET ASSETS*
   ------------------------------------------        ------------
   Banking/Financial Services......................      15.9%
   Computers.......................................       5.6
   Electronics.....................................       5.9
   Health Care.....................................       3.3
   Manufacturing...................................      22.2
   Media...........................................       5.0
   Oil/Gas.........................................       6.3
   Pharmaceuticals.................................       7.1
   Real Estate.....................................       2.6
   Retail/Wholesale................................       8.6
   Services........................................       5.9
   Telecommunications..............................       6.1
   Travel/Entertainment............................       2.2
   Short-Term Investments..........................       4.5
                                                        -----
                                                        101.2%
                                                        =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (96.7%):
Banking/Financial Services (15.9%):
    62,216   3i Group plc.................  $   907,031
   129,495   Amp, Ltd. ...................      727,618
   134,156   Anglo Irish Bank Corp. plc...    2,038,740
   145,560   Collins Stewart Tullett
               plc........................    1,489,294
    18,309   Commerzbank AG*..............      568,252
    14,583   Credit Suisse Group*.........      743,637
    39,400   ICICI Bank, Ltd., ADR........    1,134,720
   128,000   Joyo Bank, Ltd. .............      767,798
    26,600   Mediobanca SPA...............      507,848
       152   Mitsubishi Tokyo Financial
               Group, Inc. ...............    2,076,872
    11,195   MLP AG.......................      232,962
    10,768   National Australia Bank,
               Ltd. ......................      256,674
    51,939   Royal Bank of Scotland Group
               plc........................    1,568,031
     7,990   Societe Generale.............      982,769
     7,198   UBS AG, Registered Shares....      685,563
   114,975   UniCredito Italiano SPA......      791,041
                                            -----------
                                             15,478,850
                                            -----------
Computers (5.6%):
   113,634   Autonomy Corp. plc*..........      764,937
   714,000   BenQ Corp. ..................      689,070
     9,040   Business Objects SA*.........      365,473
    19,200   Canon, Inc. .................    1,129,156
    14,600   Infosys Technologies, Ltd.,
               ADR........................    1,180,555
    15,967   Logitech International SA*...      748,171
    12,600   SQUARE ENIX Company, Ltd. ...      354,840
     4,110   UbiSoft Entertainment SA*....      195,564
                                            -----------
                                              5,427,766
                                            -----------
Electronics (5.9%):
    47,300   Art Advanced Research
               Technologies, Inc.*........       26,047
   160,422   Art Advanced Research
               Technologies, Inc., Private
               Placement*.................       88,341
    32,300   ASM International NV*........      543,286
    23,320   Electrocomponents plc........      112,852
    20,200   HOYA Corp. ..................      730,499
     2,900   Keyence Corp. ...............      832,692
    17,000   Koninklijke (Royal) Philips
               Electronics NV.............      528,170
    55,000   Nippon Electric Glass
               Company, Ltd. .............    1,214,127
    17,800   Omron Corp. .................      412,382
       799   Samsung Electronics Company,
               Ltd. ......................      515,115
    16,900   Sony Corp. ..................      690,154
                                            -----------
                                              5,693,665
                                            -----------
Health Care (3.3%):
    44,600   Luxottica Group SPA*.........    1,130,980
    40,400   Ortivus AB, Class B*.........      202,943
     4,403   Synthes, Inc. ...............      494,550
    25,000   William Demant Holding
               A/S*.......................    1,382,709
                                            -----------
                                              3,211,182
                                            -----------

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Manufacturing (22.2%):
    26,116   Aalberts Industries NV.......  $ 1,386,435
   204,106   ABB, Ltd.*...................    1,983,380
     9,906   Bayerische Motoren Werke
               AG*........................      434,110
    47,450   Cadbury Schweppes plc........      448,185
    32,300   Compania Vale do Rio Doce,
               ADR........................    1,170,875
    20,138   Continental AG*..............    1,783,606
   179,000   Empresa Brasileira de
               Aeronautica SA.............    1,752,037
     9,180   Essilor International SA.....      740,842
    50,548   Foster's Group, Ltd. ........      206,628
     7,867   Honda Motor Company, Ltd. ...      456,016
     7,441   Hyundai Heavy Industries
               Company, Ltd...............      564,736
     4,125   Koninklijke Numico NV*.......      170,743
     9,130   L'Oreal SA...................      677,799
    27,256   Neomax Company, Ltd. ........      889,658
    12,100   Nidec Corp. .................    1,041,224
     5,870   Pernod-Ricard SA.............    1,024,234
       302   Porsche AG...................      216,457
    20,370   Rio Tinto plc................      929,857
   109,800   Safilo SPA*..................      629,055
     4,402   SEB SA.......................      478,805
    10,356   Siemens AG...................      887,002
       750   Sika AG*.....................      622,290
    12,200   Takeda Chemical Industries,
               Ltd. ......................      658,626
    22,700   Terumo Corp. ................      674,980
    21,500   Toyota Motor Corp. ..........    1,124,990
    29,000   Ushio, Inc. .................      682,438
                                            -----------
                                             21,635,008
                                            -----------
Media (5.0%):
    16,190   British Sky Broadcasting
               Group plc..................      138,279
     9,645   Gestevision Telecinco SA.....      243,343
    10,800   Grupo Televisa SA............      869,400
     8,578   GS Home Shopping, Inc. ......    1,087,736
    50,300   Mediaset SPA.................      532,862
    12,100   News Corp., Class B..........      201,259
    19,952   Publishing & Broadcasting,
               Ltd. ......................      241,734
    13,560   Societe Television Francaise
               1..........................      376,265
     5,000   Sogecable SA*................      200,419
    18,270   Vivendi Universal SA.........      573,934
       257   Yahoo! Japan Corp. ..........      390,821
                                            -----------
                                              4,856,052
                                            -----------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Oil/Gas (6.3%):
    70,360   BG Group plc.................  $   695,364
    16,800   BP plc, ADR*.................    1,078,896
    30,800   Fortum Oyj...................      577,528
     4,000   Neste Oil Oyj*...............      113,255
    32,550   Technip SA...................    1,974,125
     5,720   Total SA, Class B............    1,439,357
     6,200   Tsakos Energy Navigation,
               Ltd. ......................      227,354
                                            -----------
                                              6,105,879
                                            -----------

Pharmaceuticals (7.1%):
     8,500   Astella Pharma, Inc. ........      329,823
     3,350   AstraZeneca plc..............      162,988
    11,034   GlaxoSmithKline plc..........      278,580
     7,900   H. Lundbeck A/S..............      163,607
    93,000   Marshall Edwards, Inc.*......      679,871
    18,400   Neurosearch A/S*(+)..........      501,241
    97,790   NicOx SA*....................      409,607
   485,100   Novogen, Ltd.*(+)............    1,768,267
     4,190   Roche Holding AG.............      629,378
    11,136   Sanofi-Aventis, ADR..........      975,537
     2,848   Schering AG..................      190,579
    16,000   Shionogi & Company, Ltd. ....      225,883
   313,504   SkyePharma plc*(+)...........      268,450
     6,900   Teva Pharmaceutical
               Industries, Ltd., ADR......      296,769
                                            -----------
                                              6,880,580
                                            -----------
Real Estate (2.6%):
    69,400   Solidere, GDR*...............    1,247,812
    59,000   Sumitomo Realty & Development
               Company, Ltd...............    1,296,087
                                            -----------
                                              2,543,899
                                            -----------
Retail/Wholesale (8.6%):
    59,810   Bunzl plc....................      656,441
     7,870   Burberry Group plc...........       58,082
     3,140   Carrefour SA.................      147,125
    13,668   Compagnie Finaciere Richemont
               AG, Class A................      595,215
    37,450   Dixons Group plc.............      105,456
    80,560   Filtrona plc.................      394,823
    22,181   GUS plc*.....................      393,260
    13,850   Heineken NV..................      438,896
    39,400   Hennes & Mauritz AB, Class
               B..........................    1,339,430
    11,300   Industria de Diseno Textil
               SA.........................      368,479
     1,679   Nestle SA....................      501,524
    18,350   Next plc.....................      483,872
     5,500   Nintendo Company, Ltd. ......      668,632
    53,973   Nufarm, Ltd. ................      456,781
     2,429   Puma Rudolf Dassler Sport
               AG.........................      709,297
     1,476   Swatch Group AG, Class B.....      219,127
     3,952   Syngenta AG..................      491,922
    55,430   William Morrison Supermarkets
               plc........................      184,509
    14,489   Woolworths, Ltd. ............      178,610
                                            -----------
                                              8,391,481
                                            -----------
Services (5.9%):
   172,210   BTG plc*.....................      645,811
   165,850   Capita Group plc.............    1,188,530
    12,564   Daito Trust Construction
               Company, Ltd...............      648,707
     9,100   Impala Platinum Holdings,
               Ltd. ......................    1,344,253
     5,175   Koninklijke Boskalis
               Westminster NV.............      344,657
    30,865   Leighton Holdings, Ltd. .....      404,228
    21,300   Prosegur, Compania de
               Seguridad SA...............      487,595
     6,000   Randstad Holding NV..........      260,565
     5,230   Vinci SA.....................      449,578
                                            -----------
                                              5,773,924
                                            -----------

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Telecommunications (6.1%):
       171   KDDI Corp. ..................  $   984,658
    26,000   Nokia Oyj....................      475,852
    10,000   SK Telecom Company, Ltd.,
               ADR........................      202,900
   105,600   Tandberg ASA.................      644,327
   586,700   Telefonaktiebolaget LM
               Ericsson, Class B..........    2,018,528
     6,438   United Internet AG,
               Registered Shares..........      247,062
   607,590   Vodafone Group plc...........    1,311,743
                                            -----------
                                              5,885,070
                                            -----------
Travel/Entertainment (2.2%):
    12,800   Carnival Corp., Class A......      684,416
   145,597   easyJet plc*.................      946,753
    55,000   William Hill plc.............      506,644
                                            -----------
                                              2,137,813
                                            -----------
  Total Common Stocks
    (Cost $79,786,366)                       94,021,169
                                            -----------
DEPOSIT ACCOUNT (3.2%):
 3,110,858   NTRS London Deposit
               Account....................    3,110,858
                                            -----------
  Total Deposit Account
    (Cost $3,110,858)                         3,110,858
                                            -----------

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                       VALUE
----------                                  -----------
COLLATERAL FOR SECURITIES ON LOAN (1.3%):
 1,279,672   Northern Trust Institutional
               Liquid Assets Portfolio....  $ 1,279,672
                                            -----------
  Total Collateral for Securities on Loan
    (Cost $1,279,672)                         1,279,672
                                            -----------
  Total Investments
    (Cost $84,176,896)(a)--101.2%            98,411,699
  Liabilities in excess of other
assets--(1.2)%                              (1,164,792)
                                            -----------
  Net Assets--100.0%                        $97,246,907
                                            ===========


------------

Percentages indicated are based on net assets of $97,246,907.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

GDR--Global Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $255,186. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $15,589,010
    Unrealized depreciation...................   (1,609,393)
                                                -----------
    Net unrealized depreciation...............  $13,979,617
                                                ===========

  The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     -----------
    Japan.....................................      18.8%
    United Kingdom............................      16.9
    France....................................      11.1
    Switzerland...............................       7.9
    Germany...................................       5.7
    Australia.................................       4.4
    United States.............................       4.4
    Netherlands...............................       3.8
    Sweden....................................       3.7
    Italy.....................................       3.4
    Brazil....................................       3.0
    Korea.....................................       2.4
    India.....................................       2.4
    Denmark...................................       2.1
    Ireland...................................       2.1
    South Africa..............................       1.4
    Latvia....................................       1.3
    Spain.....................................       1.3
    Finland...................................       1.2
    Mexico....................................       0.9
    Norway....................................       0.7
    Taiwan....................................       0.7
    Israel....................................       0.3
    Canada....................................       0.1
                                                   -----
                                                   100.0%
                                                   =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                   USAZ
                                                                OPPENHEIMER
                                                               INTERNATIONAL
                                                                GROWTH FUND
                                                               -------------
ASSETS
Investments, at cost........................................    $84,176,896
                                                                ===========
Investments, at value*......................................    $98,411,699
Foreign currency, at value (cost $600,602)..................        601,068
Interest and dividends receivable...........................         90,061
Receivable for capital shares issued........................        197,737
Receivable for investments sold.............................         46,853
Reclaims receivable.........................................          8,088
                                                                -----------
  Total Assets..............................................     99,355,506
                                                                -----------

LIABILITIES
Payable for investments purchased...........................        663,943
Payable for capital shares redeemed.........................             96
Payable for return of collateral received...................      1,279,672
Manager fees payable........................................         69,038
Administration fees payable.................................          7,243
Distribution fees payable...................................         19,613
Other accrued liabilities...................................         68,994
                                                                -----------
  Total Liabilities.........................................      2,108,599
                                                                -----------
NET ASSETS..................................................    $97,246,907
                                                                ===========
NET ASSETS CONSIST OF:
  Capital...................................................     83,017,339
  Undistributed net investment income/(loss)................             --
  Undistributed net realized gains/(losses) on
     investments............................................         (3,807)
  Net unrealized appreciation/(depreciation) on
     investments............................................     14,233,375
                                                                -----------
NET ASSETS..................................................    $97,246,907
                                                                ===========
Shares of beneficial interest...............................      6,662,666
Net Asset Value (offering and redemption price per share)...    $     14.60
                                                                ===========

------------

*    Includes securities on loan of $1,219,495.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                  USAZ
                                                               OPPENHEIMER
                                                              INTERNATIONAL
                                                               GROWTH FUND
                                                              -------------
INVESTMENT INCOME:
Dividends...................................................   $ 1,032,854
Foreign tax withholding.....................................       (90,299)
Income from securities lending..............................        20,325
                                                               -----------
  Total Investment Income...................................       962,880
                                                               -----------
EXPENSES:
Manager fees................................................       495,424
Administration fees.........................................        40,937
Distribution fees...........................................       146,856
Fund accounting fees........................................        13,041
Compliance services fees....................................         1,853
Custodian fees..............................................       130,106
Other expenses..............................................        59,152
                                                               -----------
  Total expenses before reductions..........................       887,369
  Less expenses waived/reimbursed by the Manager............       (35,601)
                                                               -----------
  Net Expenses..............................................       851,768
                                                               -----------
NET INVESTMENT INCOME/(LOSS)................................       111,112
                                                               -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................        49,558
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................     9,868,820
                                                               -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     9,918,378
                                                               -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $10,029,490
                                                               ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   USAZ OPPENHEIMER
                                                               INTERNATIONAL GROWTH FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   111,112    $    50,914
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................       49,558      2,259,429
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................    9,868,820      2,126,133
                                                              -----------    -----------
  Change in net assets resulting from operations............   10,029,490      4,436,476
                                                              -----------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................           --        (85,772)
  From net realized gains...................................   (2,273,501)            --
                                                              -----------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................   (2,273,501)       (85,772)
                                                              -----------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   56,201,863     21,519,952
  Proceeds from dividends reinvested........................    2,273,501         85,772
  Cost of shares redeemed...................................   (7,033,807)    (2,566,988)
                                                              -----------    -----------
  Change due to capital transactions........................   51,441,557     19,038,736
                                                              -----------    -----------
  Change in net assets......................................   59,197,546     23,389,440
NET ASSETS:
  Beginning of period.......................................   38,049,361     14,659,921
                                                              -----------    -----------
  End of period.............................................  $97,246,907    $38,049,361
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $        --    $        --
                                                              ===========    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................    4,139,551      1,835,624
  Dividends reinvested......................................      163,092          7,394
  Shares redeemed...........................................     (522,107)      (227,814)
                                                              -----------    -----------
  Change in shares..........................................    3,780,536      1,615,204
                                                              ===========    ===========

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                               NOVEMBER 5,
                                                              YEAR ENDED DECEMBER 31,            2001 TO
                                                        ------------------------------------   DECEMBER 31,
                                                         2005      2004      2003      2002      2001(A)
                                                        -------   -------   -------   ------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 13.20   $ 11.57   $  8.75   $10.25      $10.00
                                                        -------   -------   -------   ------      ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)........................     0.02      0.04      0.12     0.09       (0.01)
  Net Realized and Unrealized Gains/(Losses) on
    Investments.......................................     1.83      1.63      2.81    (1.50)       0.26
                                                        -------   -------   -------   ------      ------
  Total from Investment Activities....................     1.85      1.67      2.93    (1.41)       0.25
                                                        -------   -------   -------   ------      ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...............................       --     (0.04)    (0.10)   (0.09)         --
  Net Realized Gains..................................    (0.45)       --     (0.01)      --          --
                                                        -------   -------   -------   ------      ------
  Total Dividends.....................................    (0.45)    (0.04)    (0.11)   (0.09)         --
                                                        -------   -------   -------   ------      ------
NET ASSET VALUE, END OF PERIOD........................  $ 14.60   $ 13.20   $ 11.57   $ 8.75      $10.25
                                                        =======   =======   =======   ======      ======
TOTAL RETURN*(b)......................................    14.18%    14.48%    33.77%  (13.90)%      2.50%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)....................  $97,247   $38,049   $14,660   $6,395      $5,324
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...................................     0.19%     0.21%     1.05%    0.91%      (0.52)%
Expenses Before Waivers/Reimbursements**(c)...........     1.51%     1.77%     1.91%    3.36%       3.56%
Expenses Net of Waivers/Reimbursements(c).............     1.45%     1.40%     1.25%    1.25%       1.25%
Portfolio Turnover Rate(b)............................    19.24%    95.05%     9.22%    5.19%       0.00%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

See accompanying Notes to the Financial Statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer International Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer International Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF        VALUE OF
                                                                 COLLATERAL   LOANED SECURITIES
                                                                 ----------   -----------------
   USAZ Oppenheimer International Growth Fund..................  $1,279,672      $1,219,495

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and USAllianz Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  The Manager fees of the fund are based on a tiered structure for various net assets levels as follows: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $200 million at 0.625%, and over $500 million at 0.60%. The annual expense limit of the Fund is 1.45%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007   12/31/2008
                                                                 ----------   ----------   ----------
   USAZ Oppenheimer International Growth Fund..................   $59,406      $92,043      $35,601

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $4,644 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $3,383 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Oppenheimer International Growth Fund..................  $59,189,564   $10,704,778

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $189,685 related to ordinary income and $2,083,816 related to net long term capital gains and during the year ended December 31, 2004 was $85,772 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                               UNDISTRIBUTED                                      TOTAL
                                                 LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                               CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                               -------------   -----------   ---------------   -----------
   USAZ Oppenheimer International Growth
     Fund....................................    $251,378       $251,378       $13,978,190     $14,229,568

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer International Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee            Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                               Capital Re Corporation from
   Darien, CT 06820                                                1995 to December 1999;
                                                                   Retired from J.P. Morgan
                                                                   after 34 years.
   Roger Gelfenbien, Age 62    Trustee            Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                          Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                        August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee             Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                               Manager of Jostens, Inc., a
   Long Lake, MN 55356                                             manufacturer of school
                                                                   products, 2001 to Present;
                                                                   Senior Vice President of
                                                                   Fortis Group, a Life
                                                                   Insurance and Securities
                                                                   company, 1997 to 2001;
                                                                   Consultant to Hartford
                                                                   Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee             Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                  Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                             capital fund-of-funds, 9/94
                                                                   to present
   Arthur C. Reeds III, Age    Trustee            Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                              Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                  Foundation for Public
   Essex, CT 06426                                                 Giving from September 2000
                                                                   to January 2003; Chairman,
                                                                   Chief Executive and
                                                                   President of Conning Corp.
                                                                   from September 1999 to
                                                                   March 2000; Investment
                                                                   Consultant from 1997 to
                                                                   September 1999
   Peter W. McClean, Age 62    Trustee             Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                               of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                              information company, 2003                      Hospitality
                                                                   to 2005; Chief Risk                          Energy Capital,
                                                                   Management Officer at Bank                    LLC Advisory
                                                                   of Bermuda, Ltd., 4/96 to                         Board
                                                                   8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ          TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee            Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                         Senior Financial Officer,
   Minneapolis, MN 55416                                           Allianz Life Insurance
                                                                   Company of North America
                                                                   from August 2005 to
                                                                   present. Senior Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   USAllianz Investor
                                                                   Services, LLC and Vice
                                                                   President, Allianz Life
                                                                   from July 1999 to August
                                                                   2005
   Jeffrey Kletti, Age 39      Chairman of         Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                       Advisory Management,
   Minneapolis, MN 55416       President                           USAllianz Advisers 2000 to
                                                                   present; formerly, 2nd Vice
                                                                   President of Mutual Fund
                                                                   Marketing, Fortis Financial
                                                                   Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                               USAZ(R) OPPENHEIMER
                                MAIN STREET FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 12

                             Statement of Operations
                                     Page 13

                       Statements of Changes in Net Assets
                                     Page 14

                              Financial Highlights
                                     Page 15

                        Notes to the Financial Statements
                                     Page 16

             Report of Independent Registered Public Accounting Firm
                                     Page 21

      Approval of Investment Adviser and Sub Investment Adviser Agreements
                                     Page 22

                     Information about Trustees and Officers
                                     Page 26

                                Other Information
                                     Page 27

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) OPPENHEIMER MAIN STREET FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Oppenheimer Main Street Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Oppenheimer Main Street Fund gained 5.45%, that compared to a 4.91% return for its benchmark, the S&P 500 Stock Index(1).

Lackluster performance among mega-cap stocks limited this Fund's absolute returns, as investors weighed strong corporate earnings and solid economic growth against the potential for rising short-term interest rates, the impact of higher energy prices and the effects of devastating Gulf Coast hurricanes. The Fund's managers decreased its emphasis on the market's largest stocks and diversified into other large-cap shares. That move improved absolute returns as large caps outperformed mega-cap stocks.*

Energy stocks provided the largest boost to this Fund's returns versus its benchmark index. The Fund held an overweight position in the energy sector, which led the market during 2005. Selection among energy stocks also improved the Fund's relative performance, as the managers held surging shares of several U.S. and Canadian energy firms. Relative performance also benefited from the Fund's light exposure to consumer discretionary stocks, which on the whole generated disappointing results.*

The Fund held a slightly overweight position in information technology stocks. That position weighed modestly on relative performance, due primarily to poor returns among some of the sector's larger stocks. Certain very large telecommunications stocks also dragged on relative returns.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Standard & Poor's 500 Stock Index ("S&P 500 Stock Index") consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) OPPENHEIMER MAIN STREET FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is a high total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies of different capitalization ranges, currently focusing on large-capitalization issuers.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 S&P 500 Stock Index    USAZ(R) Oppenheimer Main Street Fund
                 -------------------    ------------------------------------
5/03/2004               10000                         10000
6/04                    10220                         10334
9/04                    10000                         10141
12/04                   10860                         11077
3/05                    10639                         10839
6/05                    10790                         10987
9/05                    11223                         11383
12/31/2005              11452                         11620

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                       SINCE
                                                     1               INCEPTION
                                                    YEAR             (5/3/04)
                                                    ----             ---------
USAZ(R) Oppenheimer Main Street Fund                5.45%              8.49%
S&P 500 Stock Index                                 4.91%              9.44%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the S&P 500 Stock Index, an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the S&P 500 Stock Index is calculated from 4/30/04 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Oppenheimer Main Street Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Oppenheimer Main Street Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                              ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                 7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                              -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Main Street Fund........    $1,000.00       $1,061.40           $6.18                1.19%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Oppenheimer Main Street Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                              ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                 7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                              -------------   -------------   -----------------   -----------------
   USAZ Oppenheimer Main Street Fund........    $1,000.00       $1,019.21           $6.06                1.19%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Oppenheimer Main Street Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                      PERCENT OF
   USAZ OPPENHEIMER MAIN STREET FUND                 NET ASSETS*
   ---------------------------------                 ------------
   Aerospace/Defense...............................       0.8%
   Airlines........................................       1.1
   Banking & Financial Services....................      19.9
   Beverages.......................................       1.1
   Computers.......................................      11.2
   Construction....................................       0.3
   E-Commerce......................................       0.7
   Educational Services............................       0.2
   Electronics.....................................       5.5
   Food............................................       0.3
   Health Care.....................................       8.5
   Insurance.......................................       0.5
   Manufacturing...................................       9.3
   Media...........................................       2.9
   Medical Equipment & Supplies....................       0.1
   Oil/Gas.........................................      11.0
   Pharmaceuticals.................................       6.9
   Retail/Wholesale................................       9.3
   Services........................................       3.1
   Telecommunications..............................       4.8
   Transportation..................................       0.8
   Travel/Entertainment............................       0.6
   Utilities.......................................       0.7
   Short-Term Investments..........................       5.8
                                                        -----
                                                        105.4%
                                                        =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (99.6%):
Aerospace/Defense (0.8%):
       600   Alliant Techsystems,
               Inc.*(+)..................  $     45,702
       700   BE Aerospace, Inc.*(+)......        15,400
     6,000   Lockheed Martin Corp. ......       381,780
     9,900   Raytheon Co. ...............       397,485
                                           ------------
                                                840,367
                                           ------------
Airlines (1.1%):
       600   Alaska Air Group,
               Inc.*(+)..................        21,432
     2,500   AMR Corp.*(+)...............        55,575
     8,100   Boeing Co. .................       568,944
     1,000   Continental Airlines, Class
               B*(+).....................        21,300
     6,900   United Technologies
               Corp. ....................       385,779
                                           ------------
                                              1,053,030
                                           ------------
Banking/Financial Services (19.9%):
       400   Accredited Home Lenders
               Holding Co.*(+)...........        19,832
     1,600   AFLAC, Inc. ................        74,272
     5,700   Allstate Corp. .............       308,199
     7,000   American Express Co. .......       360,220
    18,900   American International
               Group, Inc. ..............     1,289,547
     2,300   AmeriCredit Corp.*(+).......        58,949
     1,500   Ameriprise Financial,
               Inc. .....................        61,500
     1,700   Ameritrade Holdings
               Corp.*....................        40,800
     6,300   Aon Corp. ..................       226,485
       100   Arch Capital Group, Ltd.*...         5,475
     1,100   Astoria Financial Corp. ....        32,340
    36,800   Bank of America Corp. ......     1,698,320
     4,000   Bank of New York Company,
               Inc. .....................       127,400
     2,000   BB&T Corp. .................        83,820
     4,572   Capital One Financial
               Corp. ....................       395,041
    17,200   Charles Schwab Corp. .......       252,324
       600   Chicago Mercantile Exchange
               Holdings, Inc. ...........       220,494
     2,200   Chubb Corp. ................       214,830
     3,200   CIGNA Corp. ................       357,440
     3,800   CIT Group, Inc. ............       196,764
    46,100   Citigroup, Inc. ............     2,237,232
     2,000   Comerica, Inc. .............       113,520
     8,100   Countrywide Financial
               Corp. ....................       276,939
    10,600   Fannie Mae..................       517,386
     1,400   Fidelity National
               Financial.................        51,506
     4,600   Freddie Mac.................       300,610
       100   Fremont General Corp.(+)....         2,323
     1,800   Golden West Financial
               Corp. ....................       118,800
     5,500   Goldman Sachs Group,
               Inc. .....................       702,405
     4,300   Hartford Financial Services
               Group, Inc. ..............       369,327
     1,200   Janus Capital Group,
               Inc. .....................        22,356
    32,984   JPMorgan Chase & Co. .......     1,309,135
     4,900   KeyCorp.....................       161,357
       100   LandAmerica Financial Group,
               Inc.(+)...................         6,240
     4,300   Lehman Brothers Holdings,
               Inc. .....................       551,131
       300   Lincoln National Corp. .....        15,909
     1,100   M&T Bank Corp. .............       119,955
     1,000   MBIA, Inc. .................        60,160
     9,200   MBNA Corp. .................       249,872
     3,000   Mellon Financial Corp. .....       102,750
    10,700   Merrill Lynch & Company,
               Inc. .....................       724,711
     7,500   MetLife, Inc. ..............       367,500
       800   MGIC Investment Corp. ......        52,656
     3,000   Moody's Corp. ..............       184,260
    15,200   Morgan Stanley..............       862,448
     3,300   National City Corp. ........       110,781
     1,400   Northern Trust Corp. .......        72,548
       600   PMI Group, Inc.(+)..........        24,642
     1,300   PNC Financial Services
               Group.....................        80,379
     7,000   Principal Financial Group,
               Inc. .....................       332,010
     1,000   Progressive Corp. ..........       116,780
     2,000   Regions Financial Corp. ....        68,320
     9,100   St. Paul Companies, Inc. ...       406,497
       600   StanCorp Financial Group,
               Inc. .....................        29,970
     3,300   State Street Corp. .........       182,952
     1,100   SunTrust Banks, Inc. .......        80,036
    20,800   U.S. Bancorp................       621,712
     1,500   UnionBanCal Corp. ..........       103,080
    15,600   Wachovia Corp. .............       824,616
     9,860   Washington Mutual, Inc. ....       428,910
    10,600   Wells Fargo & Co. ..........       665,998
                                           ------------
                                             19,653,771
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Beverages (1.1%):
    12,400   Coca-Cola Co. ..............  $    499,844
     2,200   Pepsi Bottling Group,
               Inc. .....................        62,942
     8,900   PepsiCo, Inc. ..............       525,812
                                           ------------
                                              1,088,598
                                           ------------
Computers (11.2%):
     3,000   Adobe Systems, Inc. ........       110,880
     8,000   Apple Computer, Inc.*.......       575,120
     6,400   Autodesk, Inc. .............       274,880
     3,300   Avaya, Inc.*................        35,211
     4,800   BEA Systems, Inc.*..........        45,120
     2,300   BMC Software, Inc.*.........        47,127
     6,100   Brocade Communications
               Systems, Inc.*(+).........        24,827
       400   CACI International, Inc.
               Class A*(+)...............        22,952
     1,200   Ceridian Corp.*.............        29,820
     1,600   Check Point Software
               Technologies, Ltd.*(+)....        32,160
    72,800   Cisco Systems, Inc.*........     1,246,336
     1,100   Citrix Systems, Inc.*.......        31,658
       300   Cognos, Inc.*(+)............        10,413

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Computers, continued
     8,800   Computer Associates
               International, Inc.(+)....  $    248,072
     1,200   Computer Sciences Corp.*....        60,768
     5,200   Compuware Corp.*............        46,644
    36,200   Dell, Inc.*.................     1,085,638
       500   Digital River, Inc.*(+).....        14,870
     2,600   Earthlink, Inc.*............        28,886
    37,700   EMC Corp.*..................       513,474
       236   Gamestop Corp., Class
               A*(+).....................         7,510
       600   Global Payments, Inc. ......        27,966
    37,300   Hewlett-Packard Co. ........     1,067,899
     1,200   Hyperion Solutions
               Corp.*(+).................        42,984
    15,900   International Business
               Machines Corp. ...........     1,306,980
       900   Internet Security Systems,
               Inc.*(+)..................        18,855
     1,300   Intuit, Inc.*...............        69,290
     6,800   Juniper Networks, Inc.*.....       151,640
       700   Komag, Inc.*(+).............        24,262
     1,200   Lexmark International,
               Inc.*.....................        53,796
     1,700   McAfee, Inc.*...............        46,121
    80,800   Microsoft Corp. ............     2,112,920
     1,700   NCR Corp.*..................        57,698
     2,900   Network Appliance, Inc.*....        78,300
     5,400   Novell, Inc.*(+)............        47,682
     1,600   NVIDIA Corp.*...............        58,496
    51,100   Oracle Corp.*...............       623,931
       600   Palm, Inc.*(+)..............        19,080
     3,500   Parametric Technology
               Corp.*(+).................        21,350
     1,900   Red Hat, Inc.*(+)...........        51,756
       100   Reynolds & Reynolds Co.,
               Class A(+)................         2,807
    13,000   Sun Microsystems,
               Inc.*(+)..................        54,470
    24,260   Symantec Corp.*.............       424,550
       800   Take-Two Interactive
               Software, Inc.*(+)........        14,160
       300   Tech Data Corp.*............        11,904
     1,500   United Online, Inc.(+)......        21,330
       200   Websense, Inc.*(+)..........        13,128
     3,500   Western Digital Corp.*......        65,135
                                           ------------
                                             10,980,856
                                           ------------
Construction (0.3%):
       700   Beazer Homes USA, Inc.(+)...        50,988
     2,700   D. R. Horton, Inc. .........        96,471
       600   Lennar Corp. ...............        36,612
       700   Louisiana-Pacific Corp. ....        19,229
       300   M.D.C. Holdings, Inc. ......        18,594
       300   Texas Industries, Inc.(+)...        14,952
       800   USG Corp.*(+)...............        52,000
                                           ------------
                                                288,846
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
E-Commerce (0.7%):
     5,600   eBay, Inc.*.................  $    242,200
       800   Google, Inc., Class A*......       331,888
     3,800   Yahoo!, Inc.*...............       148,884
                                           ------------
                                                722,972
                                           ------------
Educational Services (0.2%):
     2,500   Apollo Group, Inc.*.........       151,150
     1,100   Career Education Corp.*.....        37,092
                                           ------------
                                                188,242
                                           ------------
Electronics (5.5%):
     9,100   Agilent Technologies,
               Inc.*(+)..................       302,939
     9,200   Analog Devices, Inc. .......       330,004
    26,400   Applied Materials, Inc. ....       473,616
     1,400   Arrow Electronics, Inc.*....        44,842
     1,900   Avnet, Inc.*................        45,486
     7,400   Broadcom Corp., Class A*....       348,910
     2,800   Cadence Design Systems,
               Inc.*.....................        47,376
       500   Cymer, Inc.*(+).............        17,755
     2,300   Electronic Data Systems
               Corp. ....................        55,292
       900   Emulex Corp.*(+)............        17,811
     2,400   Fairchild Semiconductor
               International, Inc.*......        40,584
     9,260   Freescale Semiconductor,
               Inc., Class B*............       233,074
       400   Genesis Microchip,
               Inc.*(+)..................         7,236
    73,500   Intel Corp. ................     1,834,560
     1,900   Intersil Corp. .............        47,272
     1,500   Jabil Circuit, Inc.*........        55,635
     3,200   KLA Tencor Corp. ...........       157,856
     1,400   Lam Research Corp.*.........        49,952
     5,400   LSI Logic Corp.*(+).........        43,200
       100   Mettler Toledo
               International, Inc.*......         5,520
       600   Micrel, Inc.*(+)............         6,960
     1,700   Microchip Technology,
               Inc.(+)...................        54,655
       500   Microsemi Corp.*(+).........        13,830
     2,500   National Semiconductor
               Corp. ....................        64,950
     1,800   Novellus Systems,
               Inc.*(+)..................        43,416
     1,000   OmniVision Technologies,
               Inc.*(+)..................        19,960
     1,200   QLogic Corp.*...............        39,012
    10,900   Sanmina-SCI Corp.*(+).......        46,434
    14,100   Solectron Corp.*............        51,606
     2,400   Synopsys, Inc.*.............        48,144
    27,900   Texas Instruments,
               Inc.(+)...................       894,753
       300   Zoran Corp.*(+).............         4,863
                                           ------------
                                              5,447,503
                                           ------------
Food (0.3%):
     2,300   Campbell Soup Co.(+)........        68,471
       100   Chiquita Brands
               International, Inc.(+)....         2,001
       100   CKE Restaurants, Inc.(+)....         1,351
       900   Dean Foods Co.*.............        33,894

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Food, continued
       600   Del Monte Foods Co.*........  $      6,258
     3,500   General Mills, Inc. ........       172,620
       100   Performance Food Group
               Co.*(+)...................         2,837
                                           ------------
                                                287,432
                                           ------------
Health Care (8.5%):
    10,800   Abbott Laboratories.........       425,844
     2,500   Aetna, Inc. ................       235,775
       300   American Healthways,
               Inc.*(+)..................        13,575
     1,900   Applera Corp.--Applied
               Biosystems Group..........        50,464
     5,200   Baxter International,
               Inc. .....................       195,780
     3,600   Becton, Dickinson & Co. ....       216,288
       300   Beverly Enterprises,
               Inc.*(+)..................         3,501
     2,800   Boston Scientific Corp.*....        68,572
     6,300   Cardinal Health, Inc. ......       433,125
       750   Coventry Health Care,
               Inc.*.....................        42,720
     3,000   Express Scripts, Inc.*......       251,400
       300   Genesis HealthCare
               Corp.*(+).................        10,956
     1,800   Guidant Corp. ..............       116,550
     7,700   HCA, Inc. ..................       388,850
     1,000   Health Net, Inc.*...........        51,550
     1,400   Humana, Inc.*...............        76,062
    27,500   Johnson & Johnson...........     1,652,749
     1,000   Kimberly-Clark Corp. .......        59,650
       500   Manor Care, Inc.(+).........        19,885
     7,300   McKesson Corp. .............       376,607
     7,500   Medtronic, Inc. ............       431,775
       300   Millipore Corp.*............        19,812
       400   Pediatrix Medical Group,
               Inc.*(+)..................        35,428
    26,452   Procter & Gamble Co. .......     1,531,042
     4,100   Quest Diagnostics, Inc. ....       211,068
       500   Sierra Health Services,
               Inc.*(+)..................        39,980
       400   Stryker Corp. ..............        17,772
    12,170   UnitedHealth Group, Inc. ...       756,244
       300   WellCare Health Plans,
               Inc.*(+)..................        12,255
     8,608   Wellpoint, Inc.*............       686,804
                                           ------------
                                              8,432,083
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Insurance (0.5%):
       700   Amerus Group Co.(+).........  $     39,669
       200   Everest Re Group, Ltd. .....        20,070
       262   Fidelity National Title
               Group, Inc., Class A(+)...         6,380
     5,000   Prudential Financial,
               Inc. .....................       365,950
       900   Radian Group, Inc.(+).......        52,731
                                           ------------
                                                484,800
                                           ------------
Manufacturing (9.3%):
     2,200   3M Co. .....................       170,500
     2,800   AK Steel Holding
               Corp.*(+).................        22,260
     4,400   Alcoa, Inc. ................       130,108
     1,400   American Standard Companies,
               Inc. .....................        55,930
    10,200   Archer-Daniels-Midland
               Co. ......................       251,532
       400   Carpenter Technology
               Corp.(+)..................        28,188
     5,000   Caterpillar, Inc. ..........       288,850
       500   Commercial Metals Co.(+)....        18,770
     2,000   Dana Corp.(+)...............        14,360
     1,600   Danaher Corp.(+)............        89,248
     1,000   Flowserve Corp.*(+).........        39,560
       300   FMC Corp.*..................        15,951
    37,900   Ford Motor Co.(+)...........       292,588
     1,200   Freeport-McMoRan Copper &
               Gold, Inc., Class B.......        64,560
     2,500   General Dynamics Corp. .....       285,125
    86,900   General Electric Co. .......     3,045,845
     2,600   Goodyear Tire & Rubber
               Co.*(+)...................        45,188
     1,400   H.J. Heinz Co. .............        47,208
     2,000   Hasbro, Inc. ...............        40,360
    10,200   Honeywell International,
               Inc. .....................       379,950
     3,500   Illinois Tool Works,
               Inc. .....................       307,965
     5,700   Ingersoll Rand Co. .........       230,109
     2,100   International Paper Co. ....        70,581
       700   ITT Industries, Inc. .......        71,974
       200   JLG Industries, Inc. .......         9,132
     2,400   Johnson Controls, Inc. .....       174,984
       400   Liz Claiborne, Inc. ........        14,328
       300   Lone Star Technologies,
               Inc.*(+)..................        15,498
       200   Lubrizol Corp. .............         8,686
     1,800   Lyondell Chemical Co. ......        42,876
     6,500   Masco Corp. ................       196,235
     1,400   MeadWestvaco Corp. .........        39,242
     3,900   Nucor Corp.(+)..............       260,208
     1,700   Owens-Illinois, Inc.*(+)....        35,768
       500   Parker Hannifin Corp. ......        32,980
     2,000   Phelps Dodge Corp. .........       287,740
       300   Phillips-Van Heusen
               Corp.(+)..................         9,720
     3,600   PPG Industries, Inc. .......       208,440
     1,400   Precision Castparts
               Corp. ....................        72,534
       400   Quanex Corp.(+).............        19,988
     3,100   Reynolds American,
               Inc.(+)...................       295,523
     4,300   Rockwell Automation,
               Inc. .....................       254,388
     2,800   Rohm and Haas Co. ..........       135,576
       700   Roper Industries, Inc.(+)...        27,657
     6,000   Sara Lee Corp. .............       113,400
       600   Sealed Air Corp.*...........        33,702
     1,000   Spx Corp.(+)................        45,770
       500   Steel Dynamics, Inc.(+).....        17,755
       100   Teleflex, Inc. .............         6,498
       800   Terex Corp.*................        47,520
       500   TRW Automotive Holdings
               Corp.*(+).................        13,175
    13,600   Tyco International,
               Ltd.(+)...................       392,496
       100   United States Steel
               Corp.(+)..................         4,807
     1,700   Visteon Corp.*(+)...........        10,642
       600   Waters Corp.*...............        22,680

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Manufacturing, continued
       100   Whirlpool Corp. ............  $      8,376
       700   Worthington Industries,
               Inc.(+)...................        13,447
    19,400   Xerox Corp.*................       284,210
       200   Zimmer Holdings, Inc.*......        13,488
                                           ------------
                                              9,176,179
                                           ------------
Media (2.9%):
     1,300   Cablevision Systems Corp.,
               New York Group, Class
               A*........................        30,511
     1,000   CCE Spinco, Inc.*...........        13,100
    14,400   Comcast Corp., Class A*.....       373,824
     5,100   Gannett Company, Inc. ......       308,907
    21,500   Liberty Media Corp., Class
               A*........................       169,205
     3,300   McGraw-Hill Companies,
               Inc. .....................       170,379
    21,600   News Corp., Class A.........       335,880
       200   R.H. Donnelley Corp.*(+)....        12,324
    50,000   Time Warner, Inc. ..........       872,000
     1,100   Tribune Co. ................        33,286
    16,365   Viacom, Inc., Class B.......       533,499
                                           ------------
                                              2,852,915
                                           ------------
Medical Equipment & Supplies (0.1%):
       800   Henry Schein, Inc.*(+)......        34,912
       800   Mentor Corp.(+).............        36,864
       400   Techne Corp.*...............        22,460
                                           ------------
                                                 94,236
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Oil/Gas (11.0%):
     1,400   Amerada Hess Corp. .........  $    177,548
     3,800   Anadarko Petroleum Corp. ...       360,050
     4,300   Apache Corp. ...............       294,636
     5,600   Burlington Resources,
               Inc. .....................       482,720
     3,100   Canadian Natural Resources,
               Ltd. .....................       153,720
    24,977   Chevron Corp. ..............     1,417,944
       500   Comstock Resources,
               Inc.*(+)..................        15,255
    17,900   ConocoPhillips..............     1,041,422
     5,200   Devon Energy Corp. .........       325,208
     1,900   EOG Resources, Inc. ........       139,403
    60,400   Exxon Mobil Corp. ..........     3,392,669
       200   Giant Industries,
               Inc.*(+)..................        10,392
     2,200   Grey Wolf, Inc.*(+).........        17,006
     1,900   Halliburton Co. ............       117,724
       200   Helmerich & Payne,
               Inc.(+)...................        12,382
       600   KCS Energy, Inc.*(+)........        14,532
     2,226   Kerr-McGee Corp. ...........       202,254
     7,000   Marathon Oil Corp. .........       426,790
       300   NiSource, Inc. .............         6,258
       400   NS Group, Inc.*(+)..........        16,724
     5,400   Occidental Petroleum
               Corp. ....................       431,352
     9,100   Paramount Resources, Ltd.,
               Class A*..................       241,946
       900   Precision Drilling Corp. ...        29,721
       800   Pride International,
               Inc.*.....................        24,600
       400   Remington Oil & Gas
               Corp.*(+).................        14,600
     4,000   Sunoco, Inc. ...............       313,520
       400   Swift Energy Co.*(+)........        18,028
     2,900   Talisman Energy, Inc. ......       153,708
       800   Tesoro Petroleum Corp. .....        49,240
     3,600   Transocean, Inc.*...........       250,884
     2,600   Trilogy Energy Trust........        53,244
       400   Universal Compression
               Holdings, Inc.*(+)........        16,448
     8,042   Valero Energy Corp. ........       414,967
       500   Veritas DGC, Inc.*(+).......        17,745
       600   Vintage Petroleum, Inc. ....        31,998
       400   Whiting Petroleum
               Corp.*(+).................        16,000
     4,100   XTO Energy, Inc. ...........       180,154
                                           ------------
                                             10,882,792
                                           ------------
Pharmaceuticals (6.9%):
     1,100   Abgenix, Inc.*(+)...........        23,661
       900   Alkermes, Inc.*(+)..........        17,208
     2,100   Allergan, Inc. .............       226,716
       900   Alpharma, Inc., Class A.....        25,659
     1,600   AmerisourceBergen Corp. ....        66,240
    12,600   Amgen, Inc.*................       993,636
       600   Andrx Corp.*(+).............         9,882
       900   Barr Pharmaceuticals,
               Inc.*.....................        56,061
     8,400   Bristol-Myers Squibb Co. ...       193,032
     8,600   Caremark Rx, Inc.*..........       445,394
     4,700   Eli Lilly & Co. ............       265,973
       500   Endo Pharmaceuticals
               Holdings, Inc.*...........        15,130
     6,400   Forest Laboratories,
               Inc.*.....................       260,352
     2,200   Genentech, Inc.*............       203,500
       500   Genzyme Corp.*..............        35,390
     3,600   Gilead Sciences, Inc.*......       189,468
       300   IMS Health, Inc. ...........         7,476
       400   Kinetic Concepts, Inc.*.....        15,904
     3,000   King Pharmaceuticals,
               Inc.*.....................        50,760
       800   Kos Pharmaceuticals,
               Inc.*.....................        41,384
     6,900   Medco Health Solutions,
               Inc.*.....................       385,020
       200   Medicis Pharmaceutical
               Corp., Class A(+).........         6,410
    24,700   Merck & Company, Inc. ......       785,707
    77,300   Pfizer, Inc. ...............     1,802,636
       100   Sepracor, Inc.*(+)..........         5,160
     1,300   Watson Pharmaceuticals,
               Inc.*.....................        42,263
    15,000   Wyeth.......................       691,050
                                           ------------
                                              6,861,072
                                           ------------
Retail/Wholesale (9.3%):
     1,500   Agrium, Inc.(+).............        32,985
     1,400   Albertson's, Inc. ..........        29,890
    18,400   Altria Group, Inc. .........     1,374,848
     1,800   American Eagle Outfitters,
               Inc.(+)...................        41,364

continued
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Retail/Wholesale, continued
       700   American Greetings Corp.,
               Class A...................  $     15,379
       500   AnnTaylor Stores, Corp.*....        17,260
     2,300   AutoNation, Inc.*(+)........        49,979
     7,700   Avon Products, Inc. ........       219,835
     1,200   Barnes & Noble, Inc. .......        51,204
     3,100   Bed Bath & Beyond, Inc.*....       112,065
     6,300   Best Buy Company, Inc. .....       273,924
       200   Building Materials Holding
               Corp.(+)..................        13,642
       500   CDW Corp. ..................        28,785
       800   Chico's FAS, Inc.*..........        35,144
       300   Children's Place Retail
               Stores, Inc.*(+)..........        14,826
     2,000   Circuit City Stores,
               Inc.(+)...................        45,180
       900   Claire's Stores, Inc. ......        26,298
     7,300   Coach, Inc.*................       243,382
     1,800   Costco Wholesale Corp. .....        89,046
     1,400   Dollar General Corp.(+).....        26,698
     1,600   Dollar Tree Stores, Inc.*...        38,304
       500   Energizer Holdings, Inc.*...        24,895
     5,400   Federated Department Stores,
               Inc. .....................       358,182
    14,800   Gap, Inc. ..................       261,072
       300   Genuine Parts Co. ..........        13,176
    20,600   Home Depot, Inc. ...........       833,888
     5,700   J.C. Penney Company,
               Inc. .....................       316,920
       700   Jones Apparel Group,
               Inc. .....................        21,504
     1,600   Kohl's Corp.*...............        77,760
    14,400   Kroger Co.*.................       271,872
       100   Lear Corp.(+)...............         2,846
       500   Loews Corp.--Carolina
               Group.....................        21,995
     6,500   Lowe's Companies, Inc. .....       433,290
     9,100   McDonald's Corp. ...........       306,852
       850   Men's Wearhouse, Inc.*......        25,024
     7,100   Nordstrom, Inc. ............       265,540
     1,800   Office Depot, Inc.*.........        56,520
     1,300   OfficeMax, Inc.(+)..........        32,968
       100   Payless ShoeSource,
               Inc.*(+)..................         2,510
       300   PerkinElmer, Inc. ..........         7,068
     1,200   Pilgrim's Pride Corp.(+)....        39,792
     2,600   Pitney Bowes, Inc. .........       109,850
       600   Reliance Steel & Aluminum
               Co.(+)....................        36,672
     4,100   Rite Aid Corp.*(+)..........        14,268
    13,400   Safeway, Inc.(+)............       317,044
     1,900   Saks, Inc.*.................        32,034
       500   Scotts Miracle Gro-Co.,
               Class A(+)................        22,620
       600   Sears Holdings Corp.*.......        69,318
       500   Sports Authority,
               Inc.*(+)..................        15,565
    16,550   Staples, Inc. ..............       375,851
     1,100   Supervalue, Inc. ...........        35,728
     1,900   Sysco Corp. ................        58,995
       500   Talbots, Inc.(+)............        13,910
     7,500   Target Corp. ...............       412,275
       200   Tiffany & Co. ..............         7,658
     1,200   Timberland Co., Class
               A*(+).....................        39,060
     4,900   TJX Companies, Inc. ........       113,827
       500   Too, Inc.*(+)...............        14,105
     1,300   Tyson Foods, Inc., Class
               A.........................        22,230
       100   V.F. Corp. .................         5,534
    16,900   Wal-Mart Stores, Inc. ......       790,920
     1,900   Walgreen Co. ...............        84,094
     1,900   Weyerhaeuser Co. ...........       126,046
     2,100   Whole Foods Market, Inc. ...       162,519
     4,200   YUM! Brands, Inc. ..........       196,896
       300   Zale Corp.*(+)..............         7,545
                                           ------------
                                              9,238,276
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Services (3.1%):
       300   Administaff, Inc.(+)........  $     12,615
    20,000   Cendant Corp. ..............       345,000
       700   Checkfree Corp.*(+).........        32,130
     2,600   Constellation Energy Group,
               Inc. .....................       149,760
       100   Corporate Executive Board
               Co. ......................         8,970
       100   CSG Systems International,
               Inc.*(+)..................         2,232
     9,200   Dow Chemical Co. ...........       403,144
       400   Dun & Bradstreet Corp.*.....        26,784
     2,800   E.I. du Pont de Nemours and
               Co. ......................       119,000
     1,000   Fair Issac Corp. ...........        44,170
    11,600   First Data Corp. ...........       498,916
     1,300   Fiserv, Inc.*...............        56,251
     1,200   Loews Corp. ................       113,820
       900   Manpower, Inc. .............        41,850
       200   MicroStrategy, Inc., Class
               A*(+).....................        16,548
     3,500   Monsanto Co. ...............       271,355
     7,200   Northrop Grumman Corp. .....       432,792
     2,800   Omnicom Group, Inc. ........       238,364
        65   PHH Corp.*(+)...............         1,821
     1,200   Quanta Services, Inc.*(+)...        15,804
     1,000   Robert Half International,
               Inc. .....................        37,890
       600   United Parcel Service, Inc.,
               Class B...................        45,090
     1,300   URS Corp.*(+)...............        48,893
     2,600   Waste Management, Inc. .....        78,910
       500   Weight Watchers
               International, Inc.*......        24,715
                                           ------------
                                              3,066,824
                                           ------------
Telecommunications (4.8%):
       100   ADC Telecommunications,
               Inc.*(+)..................         2,234
     1,200   ADTRAN, Inc.(+).............        35,688
     2,400   American Tower Corp., Class
               A*........................        65,040
    24,342   AT&T, Inc. .................       596,136
    15,300   BellSouth Corp. ............       414,630
     1,200   CenturyTel, Inc. ...........        39,792

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Telecommunications, continued
     8,000   Clear Channel
               Communications, Inc.(+)...  $    251,600
    18,400   Corning, Inc.*..............       361,744
     1,300   Crown Castle International
               Corp.*....................        34,983
     2,100   Dobson Communications Corp.,
               Class A*(+)...............        15,750
       200   Harris Corp. ...............         8,602
    42,800   Lucent Technologies,
               Inc.*(+)..................       113,848
    22,100   Motorola, Inc. .............       499,239
       400   Polycom, Inc.*..............         6,120
    12,400   QUALCOMM, Inc. .............       534,192
     8,000   Qwest Communications
               International, Inc.*(+)...        45,200
     1,300   Scientific-Atlanta, Inc. ...        55,991
    38,019   Sprint Nextel Corp. ........       888,123
       400   Unova, Inc.*................        13,520
    27,100   Verizon Communications,
               Inc. .....................       816,252
                                           ------------
                                              4,798,684
                                           ------------
Transportation (0.8%):
     4,500   Burlington Northern Santa Fe
               Corp. ....................       318,690
       300   CSX Corp. ..................        15,231
       300   General Maritime Corp. .....        11,112
       500   Landstar System, Inc. ......        20,870
     6,000   Norfolk Southern Corp. .....       268,980
       500   OMI Corp.(+)................         9,075
       800   Overseas Shipholding Group,
               Inc. .....................        40,312
       700   Union Pacific Corp. ........        56,357
       700   United Rentals, Inc.*(+)....        16,373
                                           ------------
                                                757,000
                                           ------------
Travel/Entertainment (0.6%):
       400   Choice Hotels International,
               Inc.(+)...................        16,704
     4,500   Harley-Davidson, Inc. ......       231,705

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Travel/Entertainment, continued
     1,300   International Game
               Technology................  $     40,014
     1,900   Sabre Holdings Corp., Class
               A.........................        45,809
       400   Six Flags, Inc.*(+).........         3,084
    11,900   Walt Disney Co. ............       285,243
                                           ------------
                                                622,559
                                           ------------
Utilities (0.7%):
     3,100   AES Corp.*..................        49,073
       300   DPL, Inc.(+)................         7,803
     1,800   Emerson Electric Co. .......       134,460
       100   Energy East Corp. ..........         2,280
       400   Entergy Corp. ..............        27,460
       700   FirstEnergy Corp. ..........        34,293
     7,000   PG&E Corp.(+)...............       259,840
     1,200   Sierra Pacific Resources*...        15,648
     3,600   TXU Corp. ..................       180,684
                                           ------------
                                                711,541
                                           ------------
  Total Common Stocks
    (Cost $91,731,016)                       98,530,578
                                           ------------
DEPOSIT ACCOUNT (0.9%):
   905,135   NTRS London Deposit
               Account...................       905,135
                                           ------------
  Total Deposit Account
    (Cost $905,135)                             905,135
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (4.9%):
 4,885,399   Northern Trust Institutional
               Liquid Assets Portfolio...     4,885,399
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $4,885,399)                         4,885,399
                                           ------------
  Total Investments
    (Cost $97,521,550)(a)--105.4%           104,321,112
  Liabilities in excess of other
    assets--(5.4)%                          (5,305,586)
                                           ------------
  Net Assets--100.0%                       $ 99,015,526
                                           ============

continued
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $99,015,526.

 *  Non-income producing security.

(+) All or a portion of security is loaned as of December 31, 2005.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $518,798. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $ 8,724,556
    Unrealized depreciation...................   (2,443,792)
                                                -----------
    Net unrealized appreciation...............  $ 6,280,764
                                                ===========

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     98.2%
    Bermuda...................................      0.7
    Canada....................................      0.7
    Cayman Islands............................      0.3
    Israel....................................      0.1
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ OPPENHEIMER
                                                              MAIN STREET FUND
                                                              ----------------
ASSETS
Investments, at cost........................................    $ 97,521,550
                                                                ============
Investments, at value*......................................    $104,321,112
Foreign currency, at value (cost $410)......................             410
Dividends receivable........................................         121,363
Receivable for investments sold.............................         301,047
                                                                ------------
  Total Assets..............................................     104,743,932
                                                                ------------
LIABILITIES
Payable for investments purchased...........................         595,340
Payable for capital shares redeemed.........................         116,110
Payable for return of collateral received...................       4,885,399
Manager fees payable........................................          62,548
Administration fees payable.................................           6,125
Distribution fees payable...................................          21,131
Other accrued liabilities...................................          41,753
                                                                ------------
  Total Liabilities.........................................       5,728,406
                                                                ------------
NET ASSETS..................................................    $ 99,015,526
                                                                ============
NET ASSETS CONSIST OF:
  Capital...................................................    $ 89,853,690
  Undistributed net investment income.......................         595,790
  Undistributed net realized gains/(losses) on
     investments............................................       1,766,484
  Net unrealized appreciation/(depreciation) on
     investments............................................       6,799,562
                                                                ------------
NET ASSETS..................................................    $ 99,015,526
                                                                ============
Shares of beneficial interest...............................       8,716,349
Net Asset Value (offering and redemption price per share)...    $      11.36
                                                                ============

------------

*    Includes securities on loan of $4,726,575.

See accompanying notes to the financial statements.
 12

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ OPPENHEIMER
                                                              MAIN STREET FUND
                                                              ----------------
INVESTMENT INCOME:
Dividends...................................................     $1,610,890
Income from securities lending..............................          2,219
Foreign withholding tax.....................................         (1,453)
                                                                 ----------
  Total Investment Income...................................      1,611,656
                                                                 ----------
EXPENSES:
Manager fees................................................        680,967
Administration fees.........................................         60,187
Distribution fees...........................................        212,803
Fund accounting fees........................................         12,066
Compliance services fees....................................          2,084
Custodian fees..............................................         70,025
Legal fees..................................................         10,766
Shareholder reports.........................................         12,780
Other expenses..............................................         29,928
                                                                 ----------
  Total expenses before reductions..........................      1,091,606
  Less expenses waived/reimbursed by the Manager............        (70,153)
  Less expenses paid indirectly.............................         (6,713)
                                                                 ----------
  Net Expenses..............................................      1,014,740
                                                                 ----------
NET INVESTMENT INCOME/(LOSS)................................        596,916
                                                                 ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................      1,808,065
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................      2,831,500
                                                                 ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...      4,639,565
                                                                 ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $5,236,481
                                                                 ==========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ OPPENHEIMER
                                                                    MAIN STREET FUND
                                                              -----------------------------
                                                               YEAR ENDED    MAY 3, 2004 TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005          2004(A)
                                                              ------------   --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   596,916     $    346,111
  Net realized gains/(losses) on securities and foreign
     currency transactions..................................    1,808,065          178,917
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................    2,831,500        3,968,062
                                                              -----------     ------------
  Change in net assets resulting from operations:...........    5,236,481        4,493,090
                                                              -----------     ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................           --         (355,465)
  From net realized gains...................................     (150,822)         (71,359)
                                                              -----------     ------------
  Change in net assets resulting from dividends to
     shareholders...........................................     (150,822)        (426,824)
                                                              -----------     ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   32,247,466       61,971,072
  Proceeds from dividends reinvested........................      577,646               --
  Cost of shares redeemed...................................   (4,382,165)        (550,418)
                                                              -----------     ------------
  Change in net assets from capital transactions............   28,442,947       61,420,654
                                                              -----------     ------------
  Change in net assets......................................   33,528,606       65,486,920
NET ASSETS:
  Beginning of period.......................................   65,486,920               --
                                                              -----------     ------------
  End of period.............................................  $99,015,526     $ 65,486,920
                                                              ===========     ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $   595,790     $     (1,406)
                                                              ===========     ============
SHARE TRANSACTIONS:
  Shares issued.............................................    2,996,450        6,124,845
  Dividends reinvested......................................       53,133
  Shares redeemed...........................................     (405,265)         (52,814)
                                                              -----------     ------------
  Change in shares..........................................    2,644,318        6,072,031
                                                              ===========     ============

------------

(a)  Period from commencement of operations.

See accompanying notes to the financial statements.
 14

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED    MAY 3, 2004 TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2005          2004(A)
                                                    ------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.79         $ 10.00
                                                      -------         -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................       0.07            0.06
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................       0.51            0.80
                                                      -------         -------
  Total from Investment Activities................       0.58            0.86
                                                      -------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................         --           (0.06)
  Net Realized Gains..............................      (0.01)          (0.01)
                                                      -------         -------
  Total Dividends.................................      (0.01)          (0.07)
                                                      -------         -------
NET ASSET VALUE, END OF PERIOD....................    $ 11.36         $ 10.79
                                                      =======         =======
TOTAL RETURN*(b)..................................       5.45%           8.60%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($000's)..............    $99,016         $65,487
  Net Investment Income/(Loss) Net of
     Waivers/Reimbursements(c)....................       0.70%           1.52%
  Expenses Before Waivers/Reimbursements**(c).....       1.28%           1.29%
  Expenses Net of Waivers/Reimbursements(c).......       1.19%(d)        1.20%
  Portfolio Turnover Rate(b)......................      80.76%          75.56%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Oppenheimer Main Street Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Oppenheimer Main Street Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF        VALUE OF
                                                                 COLLATERAL   LOANED SECURITIES
                                                                 ----------   -----------------
   USAZ Oppenheimer Main Street Fund...........................  $4,885,399      $4,726,575

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, OppenheimerFunds, Inc. ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Oppenheimer Main Street Fund...........................     0.80%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2007   12/31/2008
                                                                 ----------   ----------
   USAZ Oppenheimer Main Street Fund...........................   $20,359      $70,153

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $5,856 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $448 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Oppenheimer Main Street Fund...........................  $96,943,454   $67,584,592

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $150,822 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER MAIN STREET FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Oppenheimer Main Street
     Fund.......................   $1,387,344      $1,493,728     $2,881,072      $6,280,764      $9,161,836

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Oppenheimer Main Street Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                            USAZ(R) SALOMON BROTHERS
                              LARGE CAP GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005
                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 16

                     Information about Trustees and Officers
                                     Page 20

                                Other Information
                                     Page 21

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) SALOMON BROTHERS LARGE CAP GROWTH FUND (FORMERLY THE AIM BLUE CHIP FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Salomon Brothers Large Cap Growth Fund and Salomon Brothers Asset Management Inc. serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Salomon Brothers Large Cap Growth Fund gained 9.70%, that compared to an 5.26% return for its benchmark, the Russell 1000(R) Growth Index(1).

The Fund's holdings in the information technology, energy and telecommunications services sectors were the main contributors to absolute performance. Fund holdings in the health care, industrials, financial services, consumer discretionary, materials and utilities sectors also provided positive contributions to absolute returns. The Fund's consumer staples allocation was the only sector position in the portfolio to experience a loss during the period under review.*

The Fund's outperformance relative to the Russell 1000(R) Growth Index was due both to security selection and sector allocation. Selection among health care and financial services stocks weighed the most on relative returns, while stock selection in telecommunications services and information technology boosted returns against the benchmark. An underweight position in industrials stocks weighed on relative performance, as did a slightly overweight position in consumer staples stocks. An underweight position in the consumer discretionary sector and an overweight stake in the telecommunications services sector had positive impacts on returns against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) SALOMON BROTHERS LARGE CAP GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund invests primarily in equity securities of U.S. large capitalization issuers. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in these securities and related investments.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R) Salomon Brothers Large Cap Growth Fund   Russell 1000(R) Growth Index
              ----------------------------------------------   ----------------------------
5/01/2002                     10000                                     10000
                               9120                                      8855
                               7690                                      7523
12/02                          8092                                      8061
                               7942                                      7975
                               8922                                      9116
                               9142                                      9473
12/03                         10065                                     10459
                              10135                                     10541
                              10125                                     10745
                               9725                                     10184
12/04                         10506                                     11118
                              10145                                     10664
                              10506                                     10926
                              11276                                     11365
12/31/2005                    11525                                     11703

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                              SINCE
                                                                            INCEPTION
                                                    1 YEAR     3 YEAR        (5/1/02)
                                                    ------     ------       ---------
USAZ(R) Salomon Brothers Large Cap Growth Fund      9.70%      12.51%          3.94%
Russell 1000(R) Growth Index                        5.26%      13.23%          4.38%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Salomon Brothers Large Cap Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Salomon Brothers Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Salomon Brothers Large Cap
     Growth Fund........................    $1,000.00       $1,097.00           $6.34               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Salomon Brothers Large Cap Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Salomon Brothers Large Cap
     Growth Fund........................    $1,000.00       $1,019.16           $6.11               1.20%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Salomon Brothers Large Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

   USAZ SALOMON BROTHERS                        PERCENT OF
   LARGE CAP GROWTH FUND                       NET ASSETS*
   ---------------------                       ------------
   Banking/Financial Services................       6.8%
   Beverages.................................       4.1
   Biotechnology.............................      14.2
   Computers.................................      16.8
   E-Commerce................................      11.7
   Electronics...............................      11.2
   Food......................................       2.2
   Health Care...............................       2.1
   Household.................................       3.7
   Insurance.................................       5.5
   Manufacturing.............................       2.3
   Media.....................................       5.6
   Pharmaceuticals...........................       5.6
   Retail/Wholesale..........................       4.8
   Telecommunications........................       2.1
   Federal Home Loan Bank....................       1.3
   Short-Term Investments....................      21.9
                                                  -----
                                                  121.9%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                              FAIR
  SHARES                                     VALUE
----------                                ------------
COMMON STOCKS (98.7%):
Banking/Financial Services (6.8%):
   134,000   Merrill Lynch & Company,
               Inc.(+)..................  $  9,075,820
   109,300   Morgan Stanley.............     6,201,682
                                          ------------
                                            15,277,502
                                          ------------
Beverages (4.1%):
   120,300   Coca-Cola Co. .............     4,849,293
    72,400   PepsiCo, Inc. .............     4,277,392
                                          ------------
                                             9,126,685
                                          ------------
Biotechnology (14.2%):
   145,700   Amgen, Inc.*...............    11,489,902
   145,500   Biogen Idec, Inc.*.........     6,595,515
   145,900   Genentech, Inc.*...........    13,495,750
                                          ------------
                                            31,581,167
                                          ------------
Computers (16.8%):
   164,000   Akamai Technologies,
               Inc.*....................     3,268,520
   255,000   Cisco Systems, Inc.*.......     4,365,600
   130,500   Dell, Inc.*(+).............     3,913,695
   109,200   Electronic Arts,
               Inc.*(+).................     5,712,252
   200,400   Juniper Networks, Inc.*....     4,468,920
   215,100   Microsoft Corp. ...........     5,624,865
   182,200   Red Hat, Inc.*(+)..........     4,963,128
   127,500   Yahoo!, Inc.*(+)...........     4,995,450
                                          ------------
                                            37,312,430
                                          ------------
E-Commerce (11.7%):
   291,900   Amazon.com, Inc.*(+).......    13,763,085
   144,700   eBay, Inc.*................     6,258,275
    80,150   Expedia, Inc.*(+)..........     1,920,394
   149,450   IAC/InterActiveCorp*(+)....     4,230,930
                                          ------------
                                            26,172,684
                                          ------------
Electronics (11.2%):
   219,000   Intel Corp. ...............     5,466,240
   364,300   Motorola, Inc. ............     8,229,537
   289,800   Texas Instruments, Inc. ...     9,293,886
    78,100   Xilinx, Inc. (+)...........     1,968,901
                                          ------------
                                            24,958,564
                                          ------------
Food (2.2%):
    72,400   Wm. Wrigley Jr. Co. (+)....     4,813,876
                                          ------------
Health Care (2.1%):
    79,600   Johnson & Johnson..........     4,783,960
                                          ------------
Household (3.7%):
   141,607   Procter & Gamble Co. ......     8,196,213
                                          ------------
Insurance (5.5%):
    86,100   American International
               Group, Inc. (+)..........     5,874,603
        73   Berkshire Hathaway,
               Inc.*....................     6,469,260
                                          ------------
                                            12,343,863
                                          ------------
Manufacturing (2.3%):
   145,700   General Electric Co. ......     5,106,785
                                          ------------
Media (5.6%):
   437,200   Time Warner, Inc. .........     7,624,768
   200,100   Walt Disney Co.*...........     4,796,397
                                          ------------
                                            12,421,165
                                          ------------
Pharmaceuticals (5.6%):
   107,100   Eli Lilly & Co. ...........     6,060,789
   273,600   Pfizer, Inc. ..............     6,380,352
                                          ------------
                                            12,441,141
                                          ------------
Retail/Wholesale (4.8%):
    91,200   Bed Bath & Beyond, Inc.*...     3,296,880
   182,300   Home Depot, Inc. ..........     7,379,504
                                          ------------
                                            10,676,384
                                          ------------
Telecommunications (2.1%):
   109,500   QUALCOMM, Inc.(+)..........     4,717,260
                                          ------------
  Total Common Stocks
    (Cost $196,551,564)                    219,929,679
                                          ------------


U.S. GOVERNMENT SPONSORED ENTERPRISE (1.3%):
Federal Home Loan Bank (1.3%):
$2,983,000   3.45%, 1/3/06...............  $  2,983,000
                                           ------------
  Total U.S. Government Sponsored
    Enterprise
    (Cost $2,982,437)
                                              2,983,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
       388   NTRS London Deposit
               Account*..................  $        388
                                           ------------
  Total Deposit Account
    (Cost $388)                                     388
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (21.9%):
48,920,975   Allianz Dresdner Daily Asset
               Fund#.....................    48,920,975
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $48,920,975)                       48,920,975
                                           ------------
  Total Investments
    (Cost $248,455,364)(a)--121.9%          271,834,042
  Liabilities in excess of other
    assets--(21.9)%                         (48,769,835)
                                           ------------
  Net Assets--100.0%                       $223,064,207
                                           ============

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND

(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

Percentages indicated are based on net assets of $223,064,207.

 *  Non-income producing security.

(+) All or a portion of security is loaned as of December 31, 2005.

 #  Investment in affiliate.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $854,110. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...................  $27,307,120
   Unrealized depreciation...................   (4,782,552)
                                               -----------
   Net unrealized appreciation...............  $22,524,568
                                               ===========

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ SALOMON BROTHERS
                                                              LARGE CAP GROWTH FUND
                                                               (FORMERLY KNOWN AS
                                                                    USAZ AIM
                                                                 BLUE CHIP FUND)
                                                              ---------------------
ASSETS
Investments, at cost........................................      $248,455,364
                                                                  ============
Investments, at value*......................................      $271,834,042
Interest and dividends receivable...........................           131,859
Receivable for capital shares issued........................           291,349
                                                                  ------------
  Total Assets..............................................       272,257,250
                                                                  ------------
LIABILITIES
Payable for capital shares redeemed.........................               213
Payable for return of collateral received...................        48,920,975
Manager fees payable........................................           152,592
Administration fees payable.................................            12,088
Distribution fees payable...................................            47,685
Other accrued liabilities...................................            59,490
                                                                  ------------
  Total Liabilities.........................................        49,193,043
                                                                  ------------
NET ASSETS..................................................      $223,064,207
                                                                  ============
NET ASSETS CONSIST OF:
  Capital...................................................      $194,725,278
  Undistributed net investment income.......................                --
  Undistributed net realized gains/(losses) on investment
     transactions...........................................         4,960,251
  Net unrealized appreciation/(depreciation) on
     investments............................................        23,378,678
                                                                  ------------
NET ASSETS..................................................      $223,064,207
                                                                  ============
Shares of beneficial interest...............................        19,437,921
Net Asset Value (offering and redemption price per share)...      $      11.48
                                                                  ============

------------

*    Includes securities on loan of $47,581,261.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ SALOMON BROTHERS
                                                              LARGE CAP GROWTH FUND
                                                               (FORMERLY KNOWN AS
                                                                    USAZ AIM
                                                                 BLUE CHIP FUND)
                                                              ---------------------
INVESTMENT INCOME:
Interest....................................................       $    70,439
Dividends...................................................         1,702,789
Income from securities lending..............................            29,025
                                                                   -----------
  Total Investment Income...................................         1,802,253
                                                                   -----------
EXPENSES:
Manager fees................................................         1,381,451
Administration fees.........................................           121,510
Distribution fees...........................................           431,703
Audit fees..................................................            15,945
Compliance services fees....................................             3,728
Custodian fees..............................................            29,710
Legal fees..................................................            21,795
Shareholder reports.........................................            30,825
Other expenses..............................................            53,868
                                                                   -----------
  Total expenses before reductions..........................         2,090,535
  Less expenses waived/reimbursed by the Manager............           (18,358)
  Less expenses paid indirectly.............................               (98)
                                                                   -----------
  Net Expenses..............................................         2,072,079
                                                                   -----------
NET INVESTMENT INCOME/(LOSS)................................          (269,826)
                                                                   -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities...................         5,875,652
Change in unrealized appreciation/depreciation on
  securities................................................        11,203,329
                                                                   -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...        17,078,981
                                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $16,809,155
                                                                   ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              USAZ SALOMON BROTHERS LARGE
                                                                    CAP GROWTH FUND
                                                              (FORMERLY KNOWN AS USAZ AIM
                                                                    BLUE CHIP FUND)
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (269,826)  $    559,371
  Net realized gains/(losses) on securities.................     5,875,652        518,315
  Change in unrealized appreciation/depreciation on
     securities.............................................    11,203,329      4,521,856
                                                              ------------   ------------
  Change in net assets resulting from operations............    16,809,155      5,599,542
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (559,371)            --
  From net realized gains on investments....................      (113,467)            --
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................      (672,838)            --
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    88,604,890     69,923,597
  Proceeds from dividends reinvested........................       672,838         19,029
  Cost of shares redeemed...................................   (18,061,894)    (6,062,693)
                                                              ------------   ------------
  Change in net assets from capital transactions............    71,215,834     63,879,933
                                                              ------------   ------------
  Change in net assets......................................    87,352,151     69,479,475

NET ASSETS:
  Beginning of period.......................................   135,712,056     66,232,581
                                                              ------------   ------------
  End of period.............................................  $223,064,207   $135,712,056
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $         --   $    559,371
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     8,087,424      6,966,205
  Dividends reinvested......................................        59,807          1,892
  Shares redeemed...........................................    (1,640,123)      (622,286)
                                                              ------------   ------------
  Change in shares..........................................     6,507,108      6,345,811
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED DECEMBER 31,      MAY 1, 2002 TO
                                                    -----------------------------    DECEMBER 31,
                                                      2005       2004      2003        2002(A)
                                                    --------   --------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  10.50   $  10.06   $  8.09      $ 10.00
                                                    --------   --------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................     (0.02)      0.04        --*          --*
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      1.04       0.40      1.97        (1.91)
                                                    --------   --------   -------      -------
  Total from Investment Activities................      1.02       0.44      1.97        (1.91)
                                                    --------   --------   -------      -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................     (0.03)        --        --*          --*
  Net Realized Gains..............................     (0.01)        --        --           --
                                                    --------   --------   -------      -------
  Total Dividends.................................     (0.04)        --       --*           --*
                                                    --------   --------   -------      -------
NET ASSET VALUE, END OF PERIOD....................  $  11.48   $  10.50   $ 10.06      $  8.09
                                                    ========   ========   =======      =======
TOTAL RETURN**(b).................................      9.70%      4.37%    24.39%      (19.08)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $223,064   $135,712   $66,233      $11,680
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................     (0.16)%     0.56%     0.06%        0.05%
Expenses Before Waivers/Reimbursements***(c)......      1.21%      1.24%     1.38%        2.88%
Expenses Net of Waivers/Reimbursements(c).........      1.20%(d)     1.19%    1.15%       1.15%
Portfolio Turnover Rate(b)........................     78.89%     31.73%    19.22%       46.38%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Salomon Brothers Large Cap Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Salomon Brothers Large Cap Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FUTURES CONTRACTS

  The Fund may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Salomon Brothers Large Cap Growth Fund.................  $48,920,975      $47,581,261

  The Fund received cash collateral for securities loaned. The cash was invested in a Allianz Dresdner Daily Asset Fund at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Salomon Brothers Asset Management ("Salomon") and the Trust, Salomon provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. AIM Capital Management, Inc. provided investment advisory services as Subadvisor for the Fund prior to May 2, 2005. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Salomon Brothers Large Cap Growth Fund.................     0.80%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007   12/31/2008
                                                                 ----------   ----------   ----------
   USAZ Salomon Brothers Large Cap Growth Fund.................   $73,663      $56,263      $18,358

  The Fund's lending agent is Dresdner Bank, AG (the "Agent"), an affiliate of USAllianz Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 25% of the income earned from securities lending. During the year ended December 31, 2005, the Agent received $10,833 in fees for acting as the Securities Lending Agent.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS LARGE CAP GROWTH FUND
(FORMERLY KNOWN AS USAZ AIM BLUE CHIP FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $10,897 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $60 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Salomon Brothers Large Cap Growth Fund.................  $206,729,447   $133,589,659

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $559,371 related to ordinary income and $113,467 related to net long term capital gains and for year ended December 31, 2004 was $19,029 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Salomon Brothers Large
     Cap Growth Fund............    $248,166       $5,566,195     $5,814,361      $22,524,568     $28,338,929

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Salomon Brothers Large Cap Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.         ANNRPT1205/2/06

                            USAZ(R) SALOMON BROTHERS
                              SMALL CAP GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statement of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) SALOMON BROTHERS SMALL CAP GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Salomon Brothers Small Cap Growth Fund and the Salomon Brothers Asset Management Inc. serves as Subadviser to the Fund.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE FROM ITS INCEPTION ON APRIL 29, 2005 TO THE PERIOD END ON DECEMBER 31, 2005?

For the period from its inception on April 29, 2005 to December 31, 2005 the USAZ(R) Salomon Brothers Small Cap Growth Fund gained 12.30%, that compared to an 19.38% return for its benchmark, the Russell 2000(R) Growth Index(1).

The Fund's holdings in the information technology, energy and telecommunications services sectors were the main contributors to absolute performance. Fund holdings in the health care, industrials, financial services, consumer discretionary, materials and utilities sectors also provided positive contributions to absolute returns. The Fund's consumer staples allocation was the only sector position in the portfolio to experience a loss during the period under review.*

The Fund's underperformance relative to the Russell 2000(R) Growth Index was due both to security selection and sector allocation. Selection among health care and financial services stocks weighed the most on relative returns, while stock selection in telecommunications services and information technology boosted returns against the benchmark.*

An underweight position in industrials stocks weighed on relative performance, as did a slightly overweight position in consumer staples stocks. An underweight position in the consumer discretionary sector and an overweight stake in the telecommunications services sector had positive impacts on returns against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 2000(R) Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) SALOMON BROTHERS SMALL CAP GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies with small market capitalizations.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R) Salomon Brothers Small Cap Growth Fund   Russell 2000(R) Growth Index
              ----------------------------------------------   ----------------------------
4/29/2005                         10000                                   10000
4/05                              10000                                   10000
5/05                              10410                                   10705
6/05                              10810                                   11051
7/05                              11340                                   11824
8/05                              11210                                   11657
9/05                              11380                                   11749
10/05                             10680                                   11315
11/05                             11270                                   11956
12/31/2005                        11230                                   11938

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                        SINCE
                                                      INCEPTION
                                                      (4/29/05)
                                                      ---------
USAZ(R) Salomon Brothers Small Cap Growth Fund         12.30%
Russell 2000(R) Growth Index                           19.38%+

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 2000(R) Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 2000(R) Growth Index is calculated from 4/30/05 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMAN BROTHERS SMALL CAP GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Salomon Brothers Small Cap Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Salomon Brothers Small Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Salomon Brothers Small Cap
     Growth Fund........................    $1,000.00       $1,038.90           $6.94               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Salomon Brothers Small Cap Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Salomon Brothers Small Cap
     Growth Fund........................    $1,000.00       $1,018.40           $6.87               1.35%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMAN BROTHERS SMALL CAP GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Salomon Brothers Small Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                     PERCENT OF
   USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND       NET ASSETS*
   -------------------------------------------       -----------
   Banking & Financial Services....................       5.5%
   Biotechnology...................................       0.4
   Computers.......................................       8.6
   Construction....................................       2.3
   E-Commerce......................................       1.0
   Electronics.....................................       6.0
   Energy..........................................       1.0
   Food............................................       3.9
   Health Care.....................................       9.6
   Industrial......................................       8.2
   Manufacturing...................................       2.0
   Media...........................................       0.4
   Minerals........................................       1.5
   Oil & Gas.......................................       6.7
   Pharmaceuticals.................................       6.7
   Real Estate Investment Trusts...................       1.6
   Retail/Wholesale................................       6.8
   Services........................................       5.0
   Technology......................................       4.1
   Telecommunications..............................       9.1
   Travel/Entertainment............................       2.8
   Federal Home Loan Bank..........................       7.2
   Short-Term Investments..........................      38.5
                                                        -----
                                                        138.9%
                                                        =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (93.2%):
Banking & Financial Services (5.5%):
      5,040   Affiliated Managers Group,
                Inc.*(+).................  $    404,460
      2,000   City National Corp. .......       144,880
     10,300   Cullen/Frost Bankers,
                Inc. ....................       552,904
      2,450   Downey Financial Corp. ....       167,556
     11,400   East West Bancorp, Inc. ...       415,986
      5,650   UCBH Holdings, Inc. .......       101,022
     22,200   Universal American
                Financial Corp.*(+)......       334,776
      7,400   Westamerica
                Bankcorporation(+).......       392,718
                                           ------------
                                              2,514,302
                                           ------------
Biotechnology (0.4%):
     16,300   Senomyx, Inc.*(+)..........       197,556
                                           ------------
Computers (8.6%):
     42,900   Digitas, Inc.*(+)..........       537,108
     31,400   Electronics for Imaging,
                Inc.*....................       835,554
     14,600   EMCORE Corp.*(+)...........       108,332
      6,250   Hyperion Solutions
                Corp.*...................       223,875
      4,100   Patni Computer Systems,
                Ltd., ADR*...............        95,038
    104,700   RealNetworks, Inc.*(+).....       812,472
      7,200   Salesforce.com, Inc.*(+)...       230,760
     10,200   Take-Two Interactive
                Software, Inc.*(+).......       180,540
     89,600   TIBCO Software, Inc.*......       669,312
     15,800   Wind River Systems,
                Inc.*....................       233,366
                                           ------------
                                              3,926,357
                                           ------------
Construction (2.3%):
     23,000   Chicago Bridge & Iron
                Company N.V., NY
                Shares...................       579,830
      7,200   ElkCorp(+).................       242,352
      5,200   NCI Building Systems,
                Inc.*(+).................       220,896
                                           ------------
                                              1,043,078
                                           ------------
E-Commerce (1.0%):
      7,700   Ctrip.com International,
                Ltd., ADR*(+)............       444,675
                                           ------------
Electronics (6.0%):
    118,100   Applied Micro Circuits
                Corp.*(+)................       303,517
     27,951   ASE Test, Ltd.*(+).........       219,415
     31,300   Dolby Laboratories, Inc.,
                Class A*(+)..............       533,666
     27,910   Entegris, Inc.*............       262,912
     15,600   PortalPlayer, Inc.*(+).....       441,792
     14,200   Silicon Image, Inc.*.......       128,510
     62,800   SkillSoft plc*(+)..........       345,400
    239,200   Zarlink Semiconductor,
                Inc.*(+).................       490,360
                                           ------------
                                              2,725,572
                                           ------------
Energy (1.0%):
     16,500   ITC Holdings Corp.*(+).....       463,485
                                           ------------
Food (3.9%):
     15,400   CKE Restaurants, Inc.(+)...       208,054
     13,900   Hain Celestial Group,
                Inc.*(+).................       294,124
      8,560   Outback Steakhouse,
                Inc. ....................       356,182
      6,800   P.F. Chang's China Bistro,
                Inc.*(+).................       337,484
     15,600   Steak n Shake Co.*(+)......       264,420
     11,500   United Natural Foods,
                Inc.*(+).................       303,600
                                           ------------
                                              1,763,864
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Health Care (9.6%):
      8,800   Advanced Medical Optics,
                Inc.*....................  $    367,840
      3,900   Cooper Companies,
                Inc.(+)..................       200,070
     10,300   Cytyc Corp.*...............       290,769
     27,500   DJ Orthopedics, Inc.*......       758,449
      8,500   Health Net, Inc.*..........       438,175
     19,530   InterMune, Inc.*(+)........       328,104
     13,250   LifePoint Hospitals,
                Inc.*....................       496,875
      7,000   Manor Care, Inc.(+)........       278,390
     22,200   Protein Design Labs,
                Inc.*....................       630,924
     13,650   WellCare Health Plans,
                Inc.*(+).................       557,603
                                           ------------
                                              4,347,199
                                           ------------
Industrial (8.2%):
      7,210   CARBO Ceramics, Inc.(+)....       407,509
      9,800   Cymer, Inc.*(+)............       347,998
      6,700   Cytec Industries, Inc. ....       319,121
     11,700   Minerals Technologies,
                Inc.(+)..................       653,913
     29,800   MSC Industrial Direct
                Company, Inc., Class
                A(+).....................     1,198,556
      6,300   Scotts Miracle-Gro Co.,
                Class A..................       285,012
     13,900   Stewart & Stevenson
                Services, Inc.(+)........       293,707
      9,180   Valspar Corp.(+)...........       226,471
                                           ------------
                                              3,732,287
                                           ------------
Manufacturing (2.0%):
     11,800   Herman Miller, Inc. .......       332,642
     10,300   IDEX Corp. ................       423,433
      2,900   Mettler-Toledo
                International, Inc.*.....       160,080
                                           ------------
                                                916,155
                                           ------------
Media (0.4%):
     11,840   Jupitermedia Corp.*(+).....       174,995
                                           ------------
Minerals (1.5%):
     12,400   Apex Silver Mines,
                Ltd.*(+).................       197,160
     20,100   Compass Minerals
                International, Inc.(+)...       493,254
                                           ------------
                                                690,414
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Oil & Gas (6.7%):
      2,510   Atwood Oceanics,
                Inc.*(+).................  $    195,855
     30,200   Bronco Drilling Company,
                Inc.*(+).................       694,903
      6,500   Cheniere Energy,
                Inc.*(+).................       241,930
     40,500   Grey Wolf, Inc.*(+)........       313,065
     50,500   Key Energy Services,
                Inc.*....................       680,235
     20,595   Range Resources Corp.(+)...       542,472
      4,120   Todco, Class A.............       156,807
      5,650   Universal Compression Hold-
                ings, Inc.*(+)...........       232,328
                                           ------------
                                              3,057,595
                                           ------------
Pharmaceuticals (6.7%):
     28,600   Abgenix, Inc.*(+)..........       615,186
     17,000   Andrx Corp.*...............       279,990
     11,300   Arena Pharmaceuticals,
                Inc.*(+).................       160,686
      9,900   AVANIR Pharmaceuticals,
                Class A*(+)..............        34,056
     18,000   CV Therapeutics,
                Inc.*(+).................       445,140
        730   Impax Laboratories,
                Inc.*(+).................         7,811
     18,700   Ista Pharmaceuticals,
                Inc.*(+).................       118,932
     32,300   Nektar Therapeutics*(+)....       531,658
     97,500   Oscient Pharmaceuticals
                Corp*(+).................       221,325
     45,800   Panacos Pharmaceuticals,
                Inc.*(+).................       317,394
     15,820   Tanox, Inc.*(+)............       258,973
      2,100   Vertex Pharmaceuticals,
                Inc.*(+).................        58,107
                                           ------------
                                              3,049,258
                                           ------------
Real Estate Investment Trusts (1.6%):
      2,450   Alexandria Real Estate
                Equities, Inc. ..........       197,225
      2,150   BioMed Realty Trust,
                Inc. ....................        52,460
        660   Centerpoint Properties
                Corp. ...................        32,657
      3,950   Cousins Properties,
                Inc.(+)..................       111,785
      2,740   Gramercy Capital
                Corp.(+).................        62,417
      5,900   PS Business Parks, Inc. ...       290,280
                                           ------------
                                                746,824
                                           ------------
Retail/Wholesale (6.8%):
      7,400   Aviall, Inc.*(+)...........       213,120
     15,800   Cabelas, Inc., Class
                A*(+)....................       262,280
     13,200   Family Dollar Stores,
                Inc. ....................       327,228
     11,450   Men's Wearhouse, Inc.*.....       337,088
     27,000   Nu Skin Enterprises, Inc.,
                Class A(+)...............       474,660
      7,800   SCP Pool Corp. ............       290,316
     14,900   Spectrum Brands,
                Inc.*(+).................       302,619
     24,000   Steelcase, Inc., Class A...       379,920
     25,400   Tempur-Pedic International,
                Inc.*(+).................       292,100
     15,000   West Marine, Inc.*(+)......       209,700
                                           ------------
                                              3,089,031
                                           ------------
Services (5.0%):
     11,800   IHS, Inc.*(+)..............       242,136
     23,600   R.H. Donnelley Corp.*(+)...     1,454,232
     35,800   Sapient Corp.*(+)..........       203,702
     16,300   Wright Express Corp.*(+)...       358,600
                                           ------------
                                              2,258,670
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Technology (4.1%):
     69,872   ChipMOS Technologies
                (Bermuda), Ltd.*(+)......  $    405,258
     29,600   Micrel, Inc.*..............       343,360
     35,200   Sohu.com, Inc.*(+).........       645,568
     58,800   WebMethods, Inc.*(+).......       453,348
                                           ------------
                                              1,847,534
                                           ------------
Telecommunications (9.1%):
     19,300   ADC Telecommunications,
                Inc.*....................       431,162
     15,460   American Tower Corp., Class
                A*.......................       418,966
     12,900   Atheros
                Communications*(+).......       167,700
     75,000   Cincinnati Bell, Inc.*.....       263,250
     29,700   Citizens Communications
                Co. .....................       363,231
      3,050   Commonwealth Telephone
                Enterprises, Inc. .......       102,999
     58,700   Dobson Communications
                Corp., Class A*(+).......       440,249
      5,660   Global Signal, Inc.(+).....       244,286
      2,810   Hurray! Holding Company,
                Ltd.*(+).................        25,262
     18,440   Kongzhong Corp., ADR*......       230,500
        400   New Skies Satellites
                Holdings, Ltd.*..........         8,708
      3,600   Nextel Partners, Inc.,
                Class A*(+)..............       100,584
     19,100   Openwave Systems,
                Inc.*(+).................       333,677
      5,000   PanAmSat Holding
                Corp.*(+)................       122,500
     26,800   Polycom, Inc.*(+)..........       410,040
     80,300   RF Micro Devices,
                Inc.*(+).................       434,422
      1,700   Suntech Power Holdings
                Company, Ltd., ADR*......        46,325
                                           ------------
                                              4,143,861
                                           ------------
Travel/Entertainment (2.8%):
     17,000   Marvel Entertainment,
                Inc.*(+).................       278,460
      6,700   Regal Entertainment Group,
                Class A(+)...............       127,434
      6,300   Station Casinos, Inc. .....       427,140
      7,100   The9 Limited, ADR*(+)......       108,559
     22,100   WiderThan Company, Ltd.,
                ADR*(+)..................       334,815
                                           ------------
                                              1,276,408
                                           ------------
  Total Common Stocks
    (Cost $40,449,463)                       42,409,120
                                           ------------

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISE (7.2%):
Federal Home Loan Bank (7.2%):
$ 3,286,000   3.45%, 1/3/06..............  $  3,286,000
                                           ------------
  Total U.S. Government Sponsored
    Enterprise
    (Cost $3,285,379)                         3,286,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
        536   TNT Offshore Deposit
                Account..................           536
                                           ------------
  Total Deposit Account
    (Cost $536)                                     536
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
COLLATERAL FOR SECURITIES ON LOAN (38.5%):
$17,554,498   Northern Trust
                Institutional Liquid
                Assets Portfolio.........  $ 17,554,498
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $17,554,498)                       17,554,498
                                           ------------
  Total Investments
    (Cost $61,289,876)(a)--138.9%            63,250,154
  Liabilities in excess of other
    assets--(38.9)%                        (17,701,897)
                                           ------------
  Net Assets--100.0%                       $ 45,548,257
                                           ============

------------

Percentages indicated are based on net assets of $45,548,257.
*  Non-income producing security.

(+)   All or a portion of security is loaned as of December 31, 2005.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $310,709. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................  $ 2,886,283
      Unrealized depreciation...................   (1,236,714)
                                                  -----------
      Net unrealized appreciation...............  $ 1,649,569
                                                  ===========

The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

      COUNTRY                                      PERCENTAGE
      -------                                      ----------
      United States.............................      93.6%
      Netherlands...............................       1.3
      Canada....................................       1.1
      Switzerland...............................       1.0
      Ireland...................................       0.8
      Cayman Islands............................       0.7
      South Korea...............................       0.7
      Taiwan....................................       0.5
      India.....................................       0.2
      Bermuda...................................       0.1
      China.....................................       0.1
                                                     -----
                                                     100.0%
                                                     =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                    USAZ
                                                              SALOMON BROTHERS
                                                                 SMALL CAP
                                                                GROWTH FUND
                                                              ----------------
ASSETS
Investments, at cost........................................    $61,289,876
                                                                ===========
Investments, at value*......................................    $63,250,154
Dividends receivable........................................         10,717
Receivable for capital shares issued........................        162,048
Receivable for investments sold.............................        142,734
                                                                -----------
  Total Assets..............................................     63,565,653
                                                                -----------

LIABILITIES
Payable for investments purchased...........................        407,422
Payable for capital shares redeemed.........................             21
Payable for return of collateral received...................     17,554,498
Manager fees payable........................................         30,995
Administration fees payable.................................          2,505
Distribution fees payable...................................          9,116
Other accrued liabilities...................................         12,839
                                                                -----------
  Total Liabilities.........................................     18,017,396
                                                                -----------
NET ASSETS..................................................    $45,548,257
                                                                ===========

NET ASSETS CONSIST OF:
  Capital...................................................    $44,175,000
  Undistributed net investment income/(loss)................             --
  Undistributed net realized gains/(losses) on
     investments............................................       (587,021)
  Net unrealized appreciation/(depreciation) on investment
     transactions...........................................      1,960,278
                                                                -----------
NET ASSETS..................................................    $45,548,257
                                                                ===========
Shares of beneficial interest...............................      4,054,801
Net Asset Value (offering and redemption price per share)...    $     11.23
                                                                ===========

------------
*   Includes securities on loan of $16,906,163.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2005(A)

                                                                    USAZ
                                                              SALOMON BROTHERS
                                                                 SMALL CAP
                                                                GROWTH FUND
                                                              ----------------
INVESTMENT INCOME:
Interest....................................................     $   53,838
Dividends...................................................        107,887
Income from securities lending..............................         10,017
                                                                 ----------
  Total Investment Income...................................        171,742
                                                                 ----------
EXPENSES:
Manager fees................................................        129,681
Administration fees.........................................         10,059
Distribution fees...........................................         38,136
Audit fees..................................................          2,284
Compliance services fees....................................            285
Custodian fees..............................................         13,635
Shareholder reports.........................................          5,258
Other expenses..............................................          6,534
                                                                 ----------
  Total Expenses............................................        205,872
                                                                 ----------
NET INVESTMENT INCOME/(LOSS)................................        (34,130)
                                                                 ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on securities transactions......       (587,021)
Change in unrealized appreciation/depreciation on
  securities................................................      1,960,278
                                                                 ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...      1,373,257
                                                                 ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     $1,339,127
                                                                 ==========

------------
(a) For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                    USAZ
                                                              SALOMON BROTHERS
                                                                 SMALL CAP
                                                                GROWTH FUND
                                                              ----------------
                                                               FOR THE PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                  2005(A)
                                                              ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................    $   (34,130)
  Net realized gains/(losses) on securities.................       (587,021)
  Change in unrealized appreciation/depreciation on
     securities.............................................      1,960,278
                                                                -----------
  Change in net assets resulting from operations............      1,339,127
                                                                -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     48,550,135
  Cost of shares redeemed...................................     (4,341,005)
                                                                -----------
  Change in net assets from capital transactions............     44,209,130
                                                                -----------
  Change in net assets......................................     45,548,257
                                                                -----------
NET ASSETS:
  Beginning of period.......................................             --
  End of period.............................................    $45,548,257
                                                                ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................    $        --
                                                                ===========
SHARE TRANSACTIONS:
  Shares issued.............................................      4,447,353
  Shares redeemed...........................................       (392,552)
                                                                -----------
  Change in shares..........................................      4,054,801
                                                                ===========

------------
(a) For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                FOR THE
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                2005(A)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.00
                                                                -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)..............................      (0.01)
  Net Realized and Unrealized Gains/(Losses) on
     Investments............................................       1.24
                                                                -------
  Total from Investment Activities..........................       1.23
                                                                -------
NET ASSET VALUE, END OF PERIOD..............................    $ 11.23
                                                                =======
TOTAL RETURN*(b)............................................      12.30%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)..........................    $45,548
Net Investment Income/(Loss)................................      (0.22)%
Expenses(c).................................................       1.35%
Portfolio Turnover Rate(b)..................................      83.87%

------------
* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(a) For the period April 29, 2005 (commencement of operations) to December 31, 2005.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Salomon Brothers Small Cap Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Salomon Brothers Small Cap Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments are recorded on the basis of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Salomon Brothers Small Cap Growth Fund.................  $17,554,498      $16,906,163

  The Fund received cash collateral for securities loaned. The cash was invested in the Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Salomon Brothers Asset Management ("Salomon") and the Trust, Salomon provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Salomon Brothers Small Cap Growth Fund.................     0.85%          1.35%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, there were no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2005, $600 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Salomon Brothers Small Cap Growth Fund.................  $58,752,832   $17,716,350

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ SALOMON BROTHERS SMALL CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  At December 31, 2005, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                                                 EXPIRES 12/31/2013
                                                                 ------------------
   USAZ Salomon Brothers Small Cap Growth Fund.................       $276,312

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                             ACCUMULATED                           TOTAL
                                                          CAPITAL AND OTHER     UNREALIZED      ACCUMULATED
                                                               LOSSES         APPRECIATION(A)    EARNINGS
                                                          -----------------   ---------------   -----------
   USAZ Salomon Brothers Small Cap Growth Fund..........      $(276,312)        $1,649,569      $1,373,257

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Salomon Brothers Small Cap Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99     Retired; Board Member of           30              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.



   Roger Gelfenbien, Age 62    Trustee           Since 10/99     Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                        Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                      August 1999.                                 Funds (32 Funds)



   Dickson W. Lewis, Age 57    Trustee            Since 2/04     Vice President/General             30              None
   2355 Abingdon Way                                             Manager of Jostens, Inc., a
   Long Lake, MN 55356                                           manufacturer of school
                                                                 products, 2001 to Present;
                                                                 Senior Vice President of
                                                                 Fortis Group, a Life
                                                                 Insurance and Securities
                                                                 company, 1997 to 2001;
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001



   Claire R. Leonardi, Age 50  Trustee            Since 2/04     General Partner of Fairview        30        University of CT
   Kickerville Rd                                                Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                           capital fund-of-funds, 9/94
                                                                 to present



   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          30        Connecticut Water
   61                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999



   Peter W. McClean, Age 62    Trustee            Since 2/04     Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                             of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                            information company, 2003 to                    Hospitality
                                                                 2005; Chief Risk Management                   Energy Capital,
                                                                 Officer at Bank of Bermuda,                    LLC Advisory
                                                                 Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005



   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498



   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219



   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219



   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.         ANNRPT1205/2/06

                               USAZ(R) VAN KAMPEN
                             AGGRESSIVE GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN AGGRESSIVE GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Aggressive Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Van Kampen Aggressive Growth Fund gained 10.95%, that compared to a 12.10% return for its benchmark, the Russell MidCap(R) Growth Index(1).

The stock market posted modest gains for the year, led by strong returns from mid-cap stocks. Growth stocks trailed value shares early in the year, but outperformed value during the second half of 2005. Those trends helped this Fund generate healthy absolute returns during this period, although the Fund underperformed its benchmark.

Stock selection in the consumer discretionary sector detracted significantly from performance relative to the benchmark. Shares of leisure-related firms such as hotels, resorts, restaurants and casino and gaming companies fared poorly, as investors worried about the direction of consumer spending. Weak returns by certain Internet retailers also dampened the Fund's relative returns in the consumer discretionary sector. That said, the Fund's performance against the benchmark did benefit from an underweight position in that sector. The managers' selection among semiconductor stocks detracted from performance.*

The Fund's health care holdings were the best performing group during the period. Biotechnology stocks especially helped fuel gains in that sector, as upbeat company-specific news led investors to reward particular biotechnology firms with higher stock prices. The managers' investments in health care providers also benefited returns. Stock selection in the energy sector likewise served the portfolio well.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell MidCap(R) Growth Index measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) VAN KAMPEN AGGRESSIVE GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund's Subadviser believes have an above-average potential for capital growth.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) Van Kampen Aggressive Growth Fund    Russell MidCap(R) Growth Index
               -----------------------------------------    ------------------------------
5/01/2001                      10000                                     10000
                                9360                                      9958
                                7140                                      7190
12/01                           8100                                      9136
                                7690                                      8974
                                6680                                      7336
                                5670                                      6076
12/02                           5480                                      6632
                                5480                                      6631
                                6480                                      7875
                                6800                                      8439
12/03                           7540                                      9465
                                7950                                      9922
                                8170                                     10027
                                7790                                      9593
12/04                           8620                                     10930
                                8460                                     10747
                                8720                                     11116
                                9330                                     11844
12/31/2005                      9564                                     12252

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                              SINCE
                                                                            INCEPTION
                                                1 YEAR         3 YEAR        (5/1/01)
                                                ------         ------       ----------
USAZ(R) Van Kampen Aggressive Growth Fund       10.95%         20.40%          -0.95%
Russell MidCap(R) Growth Index                  12.10%         22.70%           4.45%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell MidCap(R) Growth Index, an unmanaged index which measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Aggressive Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Aggressive Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Aggressive Growth
     Fund..................................    $1,000.00       $1,096.80           $6.55               1.24%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Aggressive Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                             -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Aggressive Growth
     Fund..................................    $1,000.00       $1,018.95           $6.31               1.24%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Van Kampen Aggressive Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND      NET ASSETS*
   --------------------------------------      -----------
   Auto & Transportation.....................       2.7%
   Consumer Discretionary....................      19.5
   Consumer Staples..........................       0.5
   Energy....................................       9.5
   Financials................................       9.5
   Health Care...............................      21.1
   Industrials...............................       6.3
   Information Technology....................      23.5
   Materials.................................       3.0
   Telecommunications Services...............       1.2
   Federal Home Loan Bank....................       6.2
   Short-Term Investments....................      24.4
                                                  -----
                                                  127.4%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (96.8%):
Auto & Transportation (2.7%):
    14,060   Burlington Northern Santa Fe
               Corp. ....................  $    995,729
    21,700   C.H. Robinson Worldwide,
               Inc. .....................       803,551
    14,060   GATX Corp.(+)...............       507,285
    10,740   Oshkosh Truck Corp. ........       478,897
                                           ------------
                                              2,785,462
                                           ------------
Consumer Discretionary (19.5%):
    13,585   Advance Auto Parts, Inc.*...       590,404
    35,930   Aquantive, Inc.*(+).........       906,873
    18,070   Bed Bath & Beyond, Inc.*....       653,231
    10,860   Carter's, Inc.*.............       639,111
    14,620   Chico's FAS, Inc.*..........       642,257
    35,360   Coach, Inc.*................     1,178,902
    28,090   eBay, Inc.*.................     1,214,893
    13,970   Gaylord Entertainment
               Co.*(+)...................       608,952
    10,540   Getty Images, Inc.*(+)......       940,906
         5   Homestore, Inc.*(+).........            26
    13,790   Iron Mountain, Inc.*........       582,214
    11,140   Marriott International,
               Inc., Class A.............       746,046
    21,080   McGraw-Hill Companies,
               Inc. .....................     1,088,360
    21,870   Monster Worldwide, Inc.*....       892,733
    21,320   Nordstrom, Inc. ............       797,368
    21,370   Office Depot, Inc.*.........       671,018
    21,030   Penn National Gaming,
               Inc.*.....................       692,939
    10,520   Polo Ralph Lauren
               Corp.(+)..................       590,593
    22,070   Starwood Hotels & Resorts
               Worldwide, Inc. ..........     1,409,389
    10,550   Station Casinos, Inc. ......       715,290
    20,970   Tiffany & Co. ..............       802,941
    14,450   Tractor Supply Co.*.........       764,983
    22,070   Urban Outfitters, Inc.*.....       558,592
    14,410   Walter Industries,
               Inc.(+)...................       716,465
    10,910   Weight Watchers
               International, Inc.*......       539,281
    29,000   Yahoo!, Inc.*...............     1,136,220
                                           ------------
                                             20,079,987
                                           ------------
Consumer Staples (0.5%):
    18,215   Jarden Corp.*(+)............       549,182
                                           ------------
Energy (9.5%):
    29,400   BJ Services Co. ............     1,078,098
    28,670   Grant Prideco, Inc.*........     1,264,920
    15,950   Murphy Oil Corp. ...........       861,141
    14,130   Oil States International,
               Inc.*(+)..................       447,638
    10,780   Peabody Energy Corp. .......       888,488
    22,240   Pride International,
               Inc.*.....................       683,880
    14,060   Questar Corp. ..............     1,064,342
    14,200   St Mary Land & Exploration
               Co. ......................       522,702
     7,430   Sunoco, Inc. ...............       582,363
    29,000   Ultra Petroleum Corp.*......     1,618,201
    14,710   Unit Corp.*.................       809,491
                                           ------------
                                              9,821,264
                                           ------------
Financials (9.5%):
    10,540   Affiliated Managers Group,
               Inc.*.....................       845,835
    17,570   Assurant, Inc. .............       764,119
     7,090   Bear Stearns Companies,
               Inc. .....................       819,108
    56,230   Charles Schwab Corp. .......       824,894
    14,060   First American Corp.(+).....       636,918
    14,060   Franklin Resources, Inc. ...     1,321,781
    21,650   Investment Technology Group,
               Inc.*.....................       767,276
    14,250   Legg Mason, Inc. ...........     1,705,582
    14,750   Nuveen Investments, Class
               A(+)......................       628,645
    18,250   Paychex, Inc. ..............       695,690
    10,540   Prudential Financial,
               Inc. .....................       771,423
                                           ------------
                                              9,781,271
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Health Care (21.1%):
    23,240   Brookdale Senior Living,
               Inc.(+)...................  $    692,784
    18,090   Celgene Corp.*(+)...........     1,172,232
     7,240   Cerner Corp.*(+)............       658,188
    24,130   Community Health Systems,
               Inc.*.....................       925,144
    14,320   Gilead Sciences, Inc.*......       753,662
    16,090   Henry Schein, Inc.*(+)......       702,168
    13,350   INAMED Corp.*...............     1,170,528
    14,240   Kos Pharmaceuticals,
               Inc.*.....................       736,635
    37,470   Medicis Pharmaceutical
               Corp., Class A(+).........     1,200,914
    31,810   Mentor Corp.(+).............     1,465,805
    24,080   Myogen, Inc.*(+)............       726,253
    12,810   Neurocrine Biosciences,
               Inc.*(+)..................       803,571
    21,660   New River Pharmaceuticals,
               Inc.*(+)..................     1,123,721
    31,230   Omnicare, Inc.(+)...........     1,786,980
    14,510   Roche Holding AG, ADR.......     1,086,089
    33,830   Shire plc, ADR(+)...........     1,312,266
     9,880   Sierra Health Services,
               Inc.*.....................       790,005
    20,110   St. Jude Medical, Inc.*.....     1,009,522
    19,670   United Therapeutics
               Corp.*(+).................     1,359,590
    16,430   Ventana Medical Systems,
               Inc.*(+)..................       695,811
    26,160   Vertex Pharmaceuticals,
               Inc.*(+)..................       723,847
     9,920   Wellpoint, Inc.*............       791,517
                                           ------------
                                             21,687,232
                                           ------------
Industrials (6.3%):
    10,780   Corporate Executive Board
               Co. ......................       966,966
    10,970   Emerson Electric Co. .......       819,459
    14,460   Headwaters, Inc.*(+)........       512,462
    14,120   JLG Industries, Inc. .......       644,719
    18,325   Joy Global, Inc. ...........       733,000
    14,130   KB Home.....................     1,026,686
    21,080   Precision Castparts
               Corp. ....................     1,092,155
    10,870   Rockwell Automation,
               Inc. .....................       643,069
                                           ------------
                                              6,438,516
                                           ------------
Information Technology (23.5%):
    58,950   Activision, Inc.*(+)........       809,973
    25,550   ADTRAN, Inc.(+).............       759,857
    21,370   Advanced Micro Devices,
               Inc.*.....................       653,922

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Information Technology, continued
    29,690   Akamai Technologies,
               Inc.*(+)..................  $    591,722
    21,890   Apple Computer, Inc.*.......     1,573,671
    22,020   Autodesk, Inc. .............       945,759
    14,200   Broadcom Corp., Class A*....       669,530
    10,940   Cognizant Technology
               Solutions Corp.*..........       550,829
    21,630   Comverse Technology,
               Inc.*.....................       575,142
    29,180   Corning, Inc.*..............       573,679
    35,310   Crown Castle International
               Corp.*....................       950,192
    29,490   Emulex Corp.*...............       583,607
    14,400   Energy Conversion Devices,
               Inc.*(+)..................       586,800
    14,690   F5 Networks, Inc.*(+).......       840,121
    18,260   Fair, Issac and Company,
               Inc. .....................       806,544
    28,180   Freescale Semiconductor,
               Inc., Class A*(+).........       709,854
    21,080   Global Payments, Inc. ......       982,539
     3,610   Google, Inc., Class A*......     1,497,645
    21,080   Harris Corp. ...............       906,651
    28,740   Intersil Corp., Class A.....       715,051
    21,080   Jabil Circuit, Inc.*........       781,857
    22,060   Marvell Technology Group,
               Ltd.*.....................     1,237,345
    21,580   National Semiconductor
               Corp. ....................       560,648
    10,640   Navteq Corp.*...............       466,777
    32,950   NeuStar, Inc., Class
               A*(+).....................     1,004,646
    29,150   Nextel Partners, Inc., Class
               A*........................       814,451
    41,940   Red Hat, Inc.*(+)...........     1,142,446
    22,130   Salesforce.com, Inc.*(+)....       709,267
    14,220   Satyam Computer Services
               Ltd., ADR(+)..............       520,310
    22,000   Tessera Technologies,
               Inc.*(+)..................       568,700
                                           ------------
                                             24,089,535
                                           ------------
Materials (3.0%):
    29,210   Crown Holdings, Inc.*.......       570,471
    10,700   Freeport-McMoRan Copper &
               Gold, Inc., Class B.......       575,660
     7,110   Martin Marietta Materials,
               Inc. .....................       545,479
    10,540   Nucor Corp. ................       703,229
    10,550   USG Corp.*(+)...............       685,750
                                           ------------
                                              3,080,589
                                           ------------
Telecommunication Services (1.2%):
    28,210   NII Holdings, Inc.*.........     1,232,213
                                           ------------
  Total Common Stocks     (Cost
$81,957,190)                                 99,545,251
                                           ------------

  SHARES
    OR
PRINCIPAL                                      FAIR
  AMOUNT                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
U.S. GOVERNMENT SPONSORED ENTERPRISES (6.2%):
Federal Home Loan Bank (6.2%):
 6,400,000   Federal Home Loan Discount
               Note, 3.45%, 1/3/06,(b)...  $  6,400,000
                                           ------------
  Total U.S. Government Sponsored
  Enterprises     (Cost $6,398,791)           6,400,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
    38,262   TNT Offshore Deposit
               Account...................        38,262
                                           ------------
  Total Deposit Account     (Cost
$38,262)                                         38,262
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (24.4%):
25,140,031   Northern Trust Institutional
               Liquid Assets Portfolio...    25,140,031
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $25,140,031)                       25,140,031
                                           ------------
  Total Investments
    (Cost $113,534,274)(a)--127.4%          131,123,544
  Liabilities in excess of other
    assets--(27.4)%                         (28,198,972)
                                           ------------
  Net Assets--100.0%                       $102,924,572
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $102,924,572.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $226,526. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $18,553,474
    Unrealized depreciation...................   (1,190,730)
                                                -----------
    Net unrealized appreciation...............  $17,362,744
                                                ===========

(b) The rate presented represents the effective yield at December 31, 2005.

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     96.1%
    Bermuda...................................      1.2
    United Kingdom............................      1.2
    Switzerland...............................      1.0
    India.....................................      0.5
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                 USAZ VAN KAMPEN
                                                              AGGRESSIVE GROWTH FUND
                                                              ----------------------
ASSETS
Investments, at cost........................................       $113,534,274
                                                                   ============
Investments, at value*......................................       $131,123,544
Interest and dividends receivable...........................             59,344
Receivable for investments sold.............................            476,065
                                                                   ------------
  Total Assets..............................................        131,658,953
                                                                   ------------
LIABILITIES
Payable for investments purchased...........................          2,739,345
Payable for capital shares redeemed.........................            715,911
Payable for return of collateral received...................         25,140,031
Manager fees payable........................................             80,444
Administration fees payable.................................              5,836
Distribution fees payable...................................             22,346
Other accrued liabilities...................................             30,468
                                                                   ------------
  Total Liabilities.........................................         28,734,381
                                                                   ------------
NET ASSETS..................................................       $102,924,572
                                                                   ============
NET ASSETS CONSIST OF:
  Capital...................................................       $ 77,775,876
  Undistributed net investment income/(loss)................                 --
  Undistributed net realized gains/(losses) on investments
     transactions...........................................          7,559,426
  Net unrealized appreciation/(depreciation) on
     investments............................................         17,589,270
                                                                   ------------
NET ASSETS..................................................       $102,924,572
                                                                   ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................         10,924,559
Net Asset Value (offering and redemption price per share)...       $       9.42
                                                                   ============

------------

*    Includes securities on loan of $24,312,310.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                 USAZ VAN KAMPEN
                                                              AGGRESSIVE GROWTH FUND
                                                              ----------------------
INVESTMENT INCOME:
Interest....................................................       $   118,545
Dividends...................................................           511,455
Income from securities lending..............................            28,508
                                                                   -----------
  Total Investment Income...................................           658,508
                                                                   -----------
EXPENSES:
Manager fees................................................           855,543
Administration fees.........................................            67,596
Distribution fees...........................................           237,763
Compliance services fees....................................             2,369
Custodian fees..............................................            26,723
Legal fees..................................................            13,401
Shareholder reports.........................................            14,989
Trustees' fees..............................................             8,438
Other expenses..............................................            33,670
                                                                   -----------
  Total expenses before reductions..........................         1,260,492
  Less expenses waived/reimbursed by the Manager............           (24,122)
  Less expenses paid indirectly.............................           (59,690)
                                                                   -----------
  Net Expenses..............................................         1,176,680
                                                                   -----------
NET INVESTMENT INCOME/(LOSS)................................          (518,172)
                                                                   -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security transactions........         8,079,859
Change in unrealized appreciation/depreciation on
  securities................................................         2,701,930
                                                                   -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...        10,781,789
                                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $10,263,617
                                                                   ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                AGGRESSIVE GROWTH FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (518,172)  $   (449,177)
  Net realized gains/(losses) on security transactions......     8,079,859      2,965,892
  Change in unrealized appreciation/depreciation on
     securities.............................................     2,701,930      7,390,336
                                                              ------------   ------------
  Change in net assets resulting from operations............    10,263,617      9,907,051
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains on investments....................    (1,540,467)            --
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (1,540,467)            --
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    21,869,287     45,657,173
  Proceeds from dividends reinvested........................     1,540,462             --
  Cost of shares redeemed...................................   (20,143,237)   (13,319,957)
                                                              ------------   ------------
  Change in net assets from capital transactions............     3,266,512     32,337,216
                                                              ------------   ------------
  Change in net assets......................................    11,989,662     42,244,267
NET ASSETS:
  Beginning of period.......................................    90,934,910     48,690,643
                                                              ------------   ------------
  End of period.............................................  $102,924,572   $ 90,934,910
                                                              ============   ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME....................................................  $         --   $         --
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     2,493,500      5,794,271
  Dividends reinvested......................................       166,897             --
  Shares redeemed...........................................    (2,284,338)    (1,701,603)
                                                              ------------   ------------
  Net change in shares......................................       376,059      4,092,668
                                                              ============   ============

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED DECEMBER 31,            MAY 1, 2001 TO
                                                    -----------------------------------------    DECEMBER 31,
                                                      2005        2004       2003      2002        2001(A)
                                                    --------     -------    -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $   8.62     $  7.54    $  5.48   $  8.10      $ 10.00
                                                    --------     -------    -------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................     (0.05)      (0.04)     (0.03)    (0.02)       (0.02)
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      0.99        1.12       2.09     (2.60)       (1.88)
                                                    --------     -------    -------   -------      -------
  Total from Investment Activities................      0.94        1.08       2.06     (2.62)       (1.90)
                                                    --------     -------    -------   -------      -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains..............................     (0.14)         --         --        --           --
                                                    --------     -------    -------   -------      -------
  Total Dividends.................................     (0.14)         --         --        --           --
                                                    --------     -------    -------   -------      -------
NET ASSET VALUE, END OF PERIOD....................  $   9.42     $  8.62    $  7.54   $  5.48      $  8.10
                                                    ========     =======    =======   =======      =======
TOTAL RETURN*(b)..................................     10.95%      14.32%     37.59%   (32.35)%     (19.00)%
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $102,925     $90,935    $48,691   $12,265      $ 2,999
Net Investment Income/(Loss) Net of Waivers/
  Reimbursements(c)...............................     (0.54)%     (0.66)%    (0.80)%   (0.76)%      (0.72)%
Expenses Before Waivers/Reimbursements**(c).......      1.33%       1.36%      1.51%     3.12%        7.59%
Expenses Net of Waivers/Reimbursements(c).........      1.24%(d)    1.29%      1.25%     1.25%        1.25%
Portfolio Turnover Rate(b)........................    154.15%     153.27%    184.79%   260.54%      188.58%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.30%.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Aggressive Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Aggressive Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Van Kampen Aggressive Growth Fund......................  $25,140,031      $24,312,310

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and USAllianz Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the Manager fees of the Fund were based on a tiered structure for various net asset levels such as: the first $100 million at 0.90%, the next $150 million at 0.85%, the next $250 million at 0.825%, and over $500 million at 0.80%. The annual expense limit of the Fund was 1.30%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007   12/31/2008
                                                                 ----------   ----------   ----------
   USAZ Van Kampen Aggressive Growth Fund......................   $70,584      $49,868      $24,122

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $6,943 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $36 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Van Kampen Aggressive Growth Fund......................  $141,533,629   $142,315,996

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $1,540,467 related to net long term capital gains.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                      UNDISTRIBUTED                                      TOTAL
                                     UNDISTRIBUTED      LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                    ORDINARY INCOME   CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                    ---------------   -------------   -----------   ---------------   -----------
   USAZ Van Kampen Aggressive
     Growth Fund..................     $555,365        $7,230,587     $7,785,952      $17,362,744     $25,148,696

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Aggressive Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of          30              None
   79 Dorchester Rd.                                                Capital Re Corporation from
   Darien, CT 06820                                                 1995 to December 1999;
                                                                    Retired from J.P. Morgan
                                                                    after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General            30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc., a
   Long Lake, MN 55356                                              manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of Fairview       30        University of CT
   Kickerville Rd                                                   Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                              capital fund-of-funds, 9/94
                                                                    to present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment         30        Connecticut Water
   61                                                               Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                               information company, 2003                      Hospitality
                                                                    to 2005; Chief Risk                          Energy Capital,
                                                                    Management Officer at Bank                    LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                         Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                  NUMBER OF
                                POSITION(S)                                                       PORTFOLIOS
                                 HELD WITH                                                       OVERSEEN FOR
                                 USALLIANZ           TERM OF                                      USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,            30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd Vice
                                                                    President of Mutual Fund
                                                                    Marketing, Fortis Financial
                                                                    Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                               USAZ(R) VAN KAMPEN
                                  COMSTOCK FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN COMSTOCK FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Comstock Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Van Kampen Comstock Fund gained 3.92%, that compared to a 7.05% return for its benchmark, the Russell 1000(R) Value Index(1).

Stocks posted moderate gains during the 12-month period. Value stocks performed well, while large caps outperformed small caps. The best performing sectors in the Russell 1000(R) Value index were energy, utilities and health care, while consumer discretionary and telecommunications services stocks lagged.

Stock selection in materials detracted significantly from performance relative to the benchmark. Shares of paper companies fared especially poorly, as they languished in the face of overcapacity, weak pricing power and high production costs due to rising commodity prices. Paper makers late in the year took steps to consolidate, and the stocks recovered somewhat. Stock selection and overweight positioning in telecommunications services was another area of weakness. The Fund's managers continued to believe that select stocks in the sector offer attractive valuations and risk-reward profiles. Disappointing performance at particular consumer staples stocks also held down relative performance.*

The Fund's significantly underweighted position in industrials stocks boosted returns against the benchmark index, as that sector posted weak performance. The managers also held a dramatically overweight position in health care stocks, largely due to sizable positions in pharmaceuticals stocks. That positioning served the Fund well, as drug makers' shares benefited from favorable patent protection rulings and highly anticipated drug launches.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) VAN KAMPEN COMSTOCK FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its net assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security's potential for capital growth and income.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) Van Kampen Comstock Fund       Russell 1000(R) Value Index
               --------------------------------       ---------------------------
5/01/2001                   10000                                10000
                            10070                                 9998
                             8820                                 8903
12/01                        9437                                 9559
                             9813                                 9951
                             8435                                 9103
                             6837                                 7394
12/02                        7562                                 8076
                             7267                                 7683
                             8555                                 9010
                             8841                                 9196
12/03                        9870                                10501
                            10188                                10819
                            10335                                10914
                            10582                                11082
12/04                       11560                                12233
                            11406                                12243
                            11426                                12448
                            11560                                12932
12/31/2005                  12014                                13095

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                  SINCE
                                            1           3       INCEPTION
                                          YEAR        YEAR       (5/1/01)
                                          ----       -----      ---------
USAZ(R) Van Kampen Comstock Fund          3.92%      16.69%        4.01%
Russell 1000(R) Value Index               7.05%      17.49%        5.95%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Comstock Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Comstock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Comstock Fund........    $1,000.00       $1,051.40           $6.10               1.18%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Comstock Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Comstock Fund........    $1,000.00       $1,019.26           $6.01               1.18%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Van Kampen Comstock Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ VAN KAMPEN COMSTOCK FUND               NET ASSETS*
   -----------------------------               -----------
   Consumer Discretionary....................      14.2%
   Consumer Staples..........................       9.1
   Energy....................................       1.1
   Financials................................      25.0
   Health Care...............................      16.0
   Industrials...............................       0.5
   Information Technology....................       5.1
   Materials.................................       9.3
   Telecommunication Services................       9.5
   Utilities.................................       3.0
   Federal Home Loan Bank....................       8.8
   Short-Term Investments....................      11.0
                                                  -----
                                                  112.6%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (92.8%):
Consumer Discretionary (14.2%):
     13,100   Avon Products, Inc. .......  $    374,005
     46,400   Best Buy Company,
                Inc.(+)..................     2,017,472
    416,300   Clear Channel
                Communications,
                Inc.(+)..................    13,092,635
    216,400   Comcast Corp., Class A*....     5,617,744
     50,100   Federated Department
                Stores, Inc. ............     3,323,133
     29,900   Gannett Company, Inc. .....     1,811,043
    100,594   Jones Apparel Group,
                Inc. ....................     3,090,248
    813,000   Liberty Media Corp., Class
                A*.......................     6,398,310
    116,800   Mattel, Inc. ..............     1,847,776
    197,300   News Corp., Class B*(+)....     3,277,153
    527,200   Time Warner, Inc. .........     9,194,368
     52,000   Tribune Co. ...............     1,573,520
    242,600   Viacom, Inc., Class B*.....     7,908,760
    243,200   Wal-Mart Stores, Inc. .....    11,381,760
    352,000   Walt Disney Co.*(+)........     8,437,440
                                           ------------
                                             79,345,367
                                           ------------
Consumer Staples (9.1%):
    139,100   Altria Group, Inc. ........    10,393,552
     53,400   Anheuser-Busch Companies,
                Inc. ....................     2,294,064
    202,200   Coca-Cola Co. .............     8,150,682
    166,800   Kimberly-Clark Corp. ......     9,949,620
    254,500   Kraft Foods, Inc., Class
                A(+).....................     7,161,630
    186,700   Unilever NV, NY Shares*....    12,816,955
                                           ------------
                                             50,766,503
                                           ------------
Energy (1.1%):
     20,330   Halliburton Co. ...........     1,259,647
     38,200   Total SA, ADR*.............     4,828,480
                                           ------------
                                              6,088,127
                                           ------------
Financials (25.0%):
     25,200   AFLAC, Inc. ...............     1,169,784
     34,300   Ambac Financial Group,
                Inc. ....................     2,643,158
     68,000   American International
                Group, Inc. .............     4,639,640
     11,200   Assurant, Inc. ............       487,088
    395,200   Bank of America Corp.(+)...    18,238,480
    172,000   Bank of New York Company,
                Inc. ....................     5,478,200
      1,120   Berkshire Hathaway, Inc.,
                Class B*.................     3,287,760
    100,780   Chubb Corp.(+).............     9,841,167
    386,400   Citigroup, Inc.(+).........    18,751,992
     44,300   Fannie Mae.................     2,162,283
    353,500   Freddie Mac................    23,101,225
     46,200   Genworth Financial, Inc.,
                Class A..................     1,597,596
      9,600   Hartford Financial Services
                Group, Inc. .............       824,544
    130,700   J.P. Morgan Chase & Co. ...     5,187,483
     69,200   Merrill Lynch & Company,
                Inc.(+)..................     4,686,916
     54,400   MetLife, Inc.*.............     2,665,600
    100,600   PNC Financial Services
                Group....................     6,220,098
      4,300   RenaissanceRe Holdings,
                Ltd. ....................       189,673
     57,600   St. Paul Travelers
                Companies, Inc. .........     2,572,992
      7,690   SunTrust Banks, Inc. ......       559,524
     61,550   Torchmark Corp. ...........     3,422,180
    182,900   Wachovia Corp. ............     9,668,094
    207,300   Wells Fargo & Co. .........    13,024,659
                                           ------------
                                            140,420,136
                                           ------------
Health Care (16.0%):
     27,600   AmerisourceBergen Corp. ...     1,142,640
    120,700   Boston Scientific Corp.*...     2,955,943
    798,100   Bristol-Myers Squibb
                Co.(+)...................    18,340,338
     50,700   Cardinal Health, Inc. .....     3,485,625
    490,500   GlaxoSmithKline plc,
                ADR*.....................    24,760,440
    315,500   Pfizer, Inc. ..............     7,357,460
    130,200   Roche Holding AG, ADR*.....     9,745,613
    128,000   Sanofi-Aventis, ADR*.......     5,619,200
    410,900   Schering-Plough Corp. .....     8,567,265
    169,500   Wyeth......................     7,808,865
                                           ------------
                                             89,783,389
                                           ------------
Industrials (0.5%):
    176,700   Southwest Airlines Co. ....     2,903,181
                                           ------------
Information Technology (5.1%):
     89,500   Affiliated Computer
                Services Inc., Class
                A*.......................     5,296,609
      3,600   Amdocs, Ltd.*..............        99,000

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Information Technology, continued
     11,000   Andrew Corp.*..............  $    118,030
    277,600   Cisco Systems, Inc.*.......     4,752,512
     26,740   Cognex Corp. ..............       804,607
     60,370   Credence Systems Corp.*....       420,175
    139,500   Dell, Inc.*................     4,183,605
     62,900   First Data Corp. ..........     2,705,329
     69,875   Flextronics International,
                Ltd.*....................       729,495
     77,600   Hewlett-Packard Co. .......     2,221,688
      6,600   Intel Corp. ...............       164,736
     30,200   International Business
                Machines Corp. ..........     2,482,440
     38,010   KEMET Corp. *..............       268,731
     19,675   Lexmark International,
                Inc.*....................       882,030
     75,900   Microsoft Corp. ...........     1,984,785
     36,250   Nokia Corp., ADR*..........       663,375
      6,390   Novellus Systems, Inc.*....       154,127
     20,354   Telefonaktibolaget LM
                Ericsson, ADR............       700,178
                                           ------------
                                             28,631,452
                                           ------------
Materials (9.3%):
    427,800   Alcoa, Inc. ...............    12,650,046
    101,600   Dow Chemical Co. ..........     4,452,112

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Materials, continued
    260,700   E. I. du Pont de Nemours
                and Co.(+)...............  $ 11,079,750
    596,993   International Paper Co. ...    20,064,935
     84,200   Rohm and Haas Co. .........     4,076,964
                                           ------------
                                             52,323,807
                                           ------------
Telecommunication Services (9.5%):
    869,800   AT&T, Inc. ................    21,301,402
    574,000   Sprint Nextel Corp.(+).....    13,408,640
    608,500   Verizon Communications,
                Inc. ....................    18,328,020
                                           ------------
                                             53,038,062
                                           ------------
Utilities (3.0%):
    105,350   American Electric Power
                Company, Inc. ...........     3,907,432
     36,590   Constellation Energy Group,
                Inc. ....................     2,107,584
     45,400   Dominion Resources,
                Inc. ....................     3,504,880
     96,100   FirstEnergy Corp.(+).......     4,707,938
     37,640   Public Service Enterprise
                Group, Inc. .............     2,445,471
                                           ------------
                                             16,673,305
                                           ------------
  Total Common Stocks
    (Cost $491,863,423)                     519,973,329
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (8.8%):
Federal Home Loan Bank (8.8%):
$49,000,000   Federal Home Loan Discount
                Note, 3.45%,
                1/3/06,(b)...............  $ 49,000,000
                                           ------------
  Total U.S. Government Sponsored
    Enterprises
    (Cost $48,990,744)
                                             49,000,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
     56,676   TNT Offshore Deposit
                Account..................        56,676
                                           ------------
  Total Deposit Account
    (Cost $56,676)                               56,676
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (11.0%):
 61,458,065   Allianz Dresdner Daily
                Asset Fund#..............    61,458,065
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $61,458,065)                       61,458,065
                                           ------------
  Total Investments
    (Cost $602,368,908)(a) -- 112.6%        630,488,070
  Liabilities in excess of other
    assets -- (12.6)%                      (70,554,869)
                                           ------------
  Net Assets -- 100.0%                     $559,933,201
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $559,933,201.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

#  Investment in affiliate.

ADR -- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $1,174,185. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $ 42,126,807
    Unrealized depreciation...................   (15,181,830)
                                                ------------
    Net unrealized appreciation...............  $ 26,944,977
                                                ============

(b) The rate presented represents the effective yield at December 31, 2005.

    The following represents the concentrations by country as of December 31, 2005 based upon the total Fair Value of Investments.

    COUNTRY                                     PERCENTAGE
    -------                                     -----------
    United States.............................      89.3%
    United Kingdom............................       4.4
    Netherlands...............................       2.3
    France....................................       1.8
    Switzerland...............................       1.7
    Singapore.................................       0.1
    Sweden....................................       0.1
    Finland...................................       0.1
    Bermuda...................................       0.1
    Guernsey..................................       0.1
                                                   -----
                                                   100.0%
                                                   =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                               COMSTOCK FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $602,368,908
                                                               ============
Investments, at value*......................................   $630,488,070
Interest and dividends receivable...........................        791,110
Receivable for capital shares issued........................        259,477
                                                               ------------
  Total Assets..............................................    631,538,657
                                                               ------------
LIABILITIES
Payable for investments purchased...........................      9,231,459
Payable for capital shares redeemed.........................        281,851
Payable for return of collateral received...................     61,458,065
Manager fees payable........................................        353,879
Administration fees payable.................................         29,772
Distribution fees payable...................................        118,224
Other accrued liabilities...................................        132,206
                                                               ------------
  Total Liabilities.........................................     71,605,456
                                                               ------------
NET ASSETS..................................................   $559,933,201
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $487,893,804
  Undistributed net investment income/(loss)................      6,594,226
  Undistributed net realized gains/(losses) on
     investments............................................     37,326,009
  Net unrealized appreciation/(depreciation) on
     investments............................................     28,119,162
                                                               ------------
NET ASSETS..................................................   $559,933,201
                                                               ============
Shares of beneficial interest (unlimited shares
  authorized)...............................................     50,230,878
Net Asset Value (offering and redemption price per share)...   $      11.15
                                                               ============

------------

*    Includes securities on loan of $59,347,720.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                               COMSTOCK FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................   $  1,305,024
Dividends...................................................     10,629,144
Income from securities lending..............................         49,314
                                                               ------------
  Total Investment Income...................................     11,983,482
                                                               ------------
EXPENSES:
Manager fees................................................      3,404,958
Administration fees.........................................        323,693
Distribution fees...........................................      1,145,272
Audit fees..................................................         41,363
Compliance services fees....................................         11,210
Custodian fees..............................................         51,017
Legal fees..................................................         62,244
Shareholder reports.........................................         77,574
Trustees' fees..............................................         39,684
Recoupment of prior expenses reimbursed by the Manager......        210,315
Other expenses..............................................        100,816
                                                               ------------
  Total expenses before reductions..........................      5,468,146
  Less expenses paid indirectly.............................        (78,890)
                                                               ------------
  Net Expenses..............................................      5,389,256
                                                               ------------
NET INVESTMENT INCOME/(LOSS)................................      6,594,226
                                                               ------------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security transactions........     38,152,067
Change in unrealized appreciation/depreciation on
  securities................................................    (23,611,226)
                                                               ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     14,540,841
                                                               ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $ 21,135,067
                                                               ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                     COMSTOCK FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  6,594,226    $  3,145,862
  Net realized gains/(losses) on security transactions......    38,152,067      22,939,443
  Change in unrealized appreciation/depreciation on
     securities.............................................   (23,611,226)     21,912,132
                                                              ------------    ------------
  Change in net assets resulting from operations............    21,135,067      47,997,437
                                                              ------------    ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................    (1,962,052)     (1,183,810)
  From net realized gains on investments....................   (20,570,179)             --
                                                              ------------    ------------
  Change in net assets resulting from dividends to
     shareholders...........................................   (22,532,231)     (1,183,810)
                                                              ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   178,829,160     141,989,411
  Proceeds from dividends reinvested........................    22,532,231       1,990,032
  Cost of shares redeemed...................................   (20,405,178)    (11,683,502)
                                                              ------------    ------------
  Change in net assets from capital transactions............   180,956,213     132,295,941
                                                              ------------    ------------
  Change in net assets......................................   179,559,049     179,109,568
NET ASSETS:
  Beginning of period.......................................   380,374,152     201,264,584
                                                              ------------    ------------
  End of period.............................................  $559,933,201    $380,374,152
                                                              ============    ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME....................................................  $  6,594,226    $  1,962,052
                                                              ============    ============
SHARE TRANSACTIONS:
  Shares issued.............................................    16,114,363      13,972,425
  Dividends reinvested......................................     2,105,813         201,629
  Shares redeemed...........................................    (1,870,480)     (1,193,003)
                                                              ------------    ------------
  Net change in shares......................................    16,349,696      12,981,051
                                                              ============    ============

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,                    MAY 1, 2001 TO
                                    ---------------------------------------------------------    DECEMBER 31,
                                        2005           2004           2003           2002           2001(A)
                                    ------------   ------------   ------------   ------------   ---------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $  11.23       $   9.63       $   7.44       $  9.39          $ 10.00
                                      --------       --------       --------       -------          -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....        0.11           0.10           0.08          0.03             0.03
  Net Realized and Unrealized
    Gains/ (Losses) on
    Investments...................        0.31           1.54           2.19         (1.92)           (0.59)
                                      --------       --------       --------       -------          -------
  Total from Investment
    Activities....................        0.42           1.64           2.27         (1.89)           (0.56)
                                      --------       --------       --------       -------          -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........       (0.04)         (0.04)         (0.08)        (0.03)           (0.03)
  Net Realized Gains..............       (0.46)            --             --         (0.03)           (0.02)
                                      --------       --------       --------       -------          -------
  Total Dividends.................       (0.50)         (0.04)         (0.08)        (0.06)           (0.05)
                                      --------       --------       --------       -------          -------
NET ASSET VALUE, END OF PERIOD....    $  11.15       $  11.23       $   9.63       $  7.44          $  9.39
                                      ========       ========       ========       =======          =======
TOTAL RETURN*(b)..................        3.92%         17.12%         30.53%       (19.87)%          (5.63)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net Assets, End of Period
  ($000's)........................    $559,933       $380,374       $201,265       $72,833          $17,029
Net Investment Income/(Loss) Net
  of Waivers/Reimbursements(c)....        1.44%          1.13%          1.08%         1.14%            1.01%
Expenses Before Waivers/
  Reimbursements**(c).............        1.19%          1.20%          1.28%         1.48%            3.01%
Expenses Net of Waivers/
  Reimbursements(c)...............        1.18%(d)       1.20%          1.20%         1.20%            1.20%
Portfolio Turnover Rate(b)........       30.83%         31.77%         36.85%        49.06%           32.23%

------------

*    The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
**   During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  The net expense ratio, prior to expenses paid indirectly, was 1.19%.

See accompanying notes to the financial statements.
                                                                              11

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Comstock Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Comstock Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments are recorded on the basis of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                   VALUE OF         VALUE OF
                                                                  COLLATERAL    LOANED SECURITIES
                                                                  -----------   -----------------
   USAZ Van Kampen Comstock Fund...............................   $61,458,065      $59,347,720

  The fund received cash collateral for securities loaned. The cash was invested in the Allianz Dresdner Daily Asset Fund at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725%, and over $500 million at 0.675%. The annual expense limit of the Fund was 1.20%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period December 31, 2005, the USAZ Van Kampen Comstock Fund repaid the manager $210,315 for fees that were previously reimbursed by the manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                   EXPIRES
                                                                  12/31/2006
                                                                  ----------
   USAZ Van Kampen Comstock Fund...............................    $10,171

  The Fund's lending agent is Dresdner Bank, AG (the "Agent"), an affiliate of USAllianz Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 25% of the income earned from securities lending. During the year ended December 31, 2005, the Agent received $17,692 in fees for acting as the Securities Lending Agent.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average net total assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $31,962 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Van Kampen Comstock Fund...............................  $270,872,679   $128,747,120

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $2,606,275 related to ordinary income and $19,925,956 related to net long term capital gains and the year ended December 31, 2004 was $1,990,032 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Van Kampen Comstock
     Fund.......................   $13,862,861     $31,231,559    $45,094,420     $26,944,977     $72,039,397

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Comstock Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present
   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.       ANNRPT1205 2/06


                               USAZ(R) VAN KAMPEN
                              EMERGING GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 8

                             Statement of Operations
                                     Page 9

                       Statements of Changes in Net Assets
                                     Page 10

                              Financial Highlights
                                     Page 11

                        Notes to the Financial Statements
                                     Page 12

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN EMERGING GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Emerging Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Van Kampen Emerging Growth Fund gained 7.23%, that compared to a 5.26% return for its benchmark, the Russell 1000(R) Growth Index(1).

The broad stock market posted modest gains for the period. Growth stocks trailed value early in the year, but out-gained value shares during the second half of 2005. Information technology stocks contributed the most to the Fund's absolute performance, as shares of computer hardware, Internet software and services and semiconductor firms performed well. Energy stocks, the best-performing sector in the benchmark, also boosted absolute returns.*

Stock selection in the health care sector benefited the Fund. Biotechnology stocks particularly lifted relative gains, as good developments at some of the Fund's biotechnology holdings led investors to reward the stocks with higher prices. The Fund held an overweight position in energy stocks, and that allocation added to relative performance as well. Although the Fund weighting in the energy sector did ultimately have a negative impact on returns in comparison to the benchmark, exposure to the oil and gas production industry as well as the coal and consumable fuels industry were notable positives.*

The consumer discretionary sector weighed on performance, as the Fund's leisure-related holdings--including shares of companies that operate hotels, resorts, restaurants and casinos--fared poorly due to investor concerns about consumer spending. Exposure to certain Internet retailers also hurt returns in the consumer discretionary group. The Fund held an underweight position in consumer discretionary stocks, however, and that relatively small stake mitigated the sector's negative effects on returns against the benchmark.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Growth Index measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) VAN KAMPEN EMERGING GROWTH FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of emerging growth companies.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) Van Kampen Emerging Growth Fund    Russell 1000(R) Growth Index
               ---------------------------------------    ----------------------------
5/01/2001                      10000                                10000
                                9740                                 9625
                                8360                                 7756
12/01                           9220                                 8931
                                8760                                 8700
                                7540                                 7075
                                6410                                 6011
12/02                           6240                                 6441
                                6250                                 6372
                                7040                                 7283
                                7240                                 7568
12/03                           7900                                 8356
                                7990                                 8422
                                8080                                 8585
                                7710                                 8137
12/04                           8440                                 8883
                                8160                                 8520
                                8380                                 8730
                                8870                                 9080
12/31/2005                      9050                                 9350

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                                             SINCE
                                                  1                       3                INCEPTION
                                                YEAR                    YEAR                (5/1/01)
                                                ----                   -----               ---------
USAZ(R) Van Kampen Emerging Growth Fund         7.23%                  13.19%               -2.11%
Russell 1000(R) Growth Index                    5.26%                  13.23%               -1.43% +

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Growth Index is calculated from 4/30/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Emerging Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Emerging Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                             7/1/05         12/31/05      7/1/05 -12/31/05    7/1/05 -12/31/05
                                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Emerging Growth Fund.................    $1,000.00       $1,080.00           $6.08               1.16%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Emerging Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Emerging Growth Fund.................    $1,000.00       $1,019.36           $5.90               1.16%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Van Kampen Emerging Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                   PERCENT OF
   USAZ VAN KAMPEN EMERGING GROWTH FUND           NET ASSETS*
   ------------------------------------           ------------
   Auto & Transportation........................       1.8%
   Consumer Discretionary.......................      12.9
   Consumer Staples.............................       2.8
   Energy.......................................       8.7
   Financials...................................       8.4
   Health Care..................................      20.5
   Industrials..................................       5.8
   Information Technology.......................      28.5
   Materials....................................       1.0
   Utilities....................................       1.5
   Federal Home Loan Bank.......................       7.8
   Short-Term Investments.......................      13.7
                                                     -----
                                                     113.4%
                                                     =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (91.9%):
Auto & Transportation (1.8%):
     31,450   Burlington Northern Santa
                Fe Corp. ................  $  2,227,289
     23,650   C.H. Robinson Worldwide,
                Inc. ....................       875,760
                                           ------------
                                              3,103,049
                                           ------------
Consumer Discretionary (12.9%):
     23,625   Advance Auto Parts,
                Inc.*....................     1,026,743
     26,250   AnnTaylor Stores Corp.*....       906,150
     35,400   Chico's FAS, Inc.*(+)......     1,555,122
     58,400   Coach, Inc.*...............     1,947,055
     48,790   eBay, Inc.*................     2,110,167
     14,150   Getty Images, Inc.*(+).....     1,263,171
     31,650   J.C. Penney Company,
                Inc. ....................     1,759,739
     26,350   Lowe's Companies, Inc. ....     1,756,491
     28,350   McGraw-Hill Companies,
                Inc. ....................     1,463,711
     31,450   Nordstrom, Inc. ...........     1,176,230
     15,750   Penn National Gaming,
                Inc.*....................       518,963
     16,100   Polo Ralph Lauren
                Corp.(+).................       903,854
     20,450   Starwood Hotels & Resorts
                Worldwide, Inc. .........     1,305,937
     14,350   Target Corp. ..............       788,820
     29,300   Tiffany & Co. .............     1,121,897
     31,500   Urban Outfitters,
                Inc.*(+).................       797,265
     56,900   Yahoo!, Inc.*..............     2,229,341
                                           ------------
                                             22,630,656
                                           ------------
Consumer Staples (2.8%):
     33,100   PepsiCo, Inc. .............     1,955,548
     23,010   Procter & Gamble Co. ......     1,331,819
     20,000   Whole Foods Market,
                Inc.(+)..................     1,547,800
                                           ------------
                                              4,835,167
                                           ------------
Energy (8.7%):
     26,000   Cal Dive International,
                Inc.*(+).................       933,140
     22,800   Cooper Cameron Corp.*......       943,920
     33,250   EOG Resources, Inc. .......     2,439,553
     33,150   Grant Prideco, Inc.*(+)....     1,462,578
     25,050   National-Oilwell Varco,
                Inc.*....................     1,570,635
     26,000   Peabody Energy Corp. ......     2,142,920
     23,000   Schlumberger, Ltd. ........     2,234,450
     13,100   Sunoco, Inc. ..............     1,026,778
     16,000   Ultra Petroleum
                Corp.*(+)................       892,800
     32,200   Valero Energy Corp. .......     1,661,520
                                           ------------
                                             15,308,294
                                           ------------
Financials (8.4%):
     16,000   ACE, Ltd. .................       855,040
     12,600   Bear Stearns Companies,
                Inc. ....................     1,455,678
     90,400   Charles Schwab Corp. ......     1,326,168
      4,900   Chicago Mercantile Exchange
                Holdings, Inc.(+)........     1,800,701
     17,600   Franklin Resources,
                Inc.(+)..................     1,654,576
     14,650   Goldman Sachs Group,
                Inc. ....................     1,870,952
     14,500   Lehman Brothers Holdings,
                Inc. ....................     1,858,465
     49,100   Paychex, Inc. .............     1,871,692
     26,900   Prudential Financial,
                Inc. ....................     1,968,811
                                           ------------
                                             14,662,083
                                           ------------
Health Care (20.5%):
     18,700   Aetna, Inc. ...............     1,763,597
     14,600   Alcon, Inc.(+).............     1,892,160
     15,350   Allergan, Inc. ............     1,657,186
     31,800   Amgen, Inc.*...............     2,507,747
     23,300   AstraZeneca plc, ADR(+)....     1,132,380
     39,300   Caremark Rx, Inc.*.........     2,035,347

                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Health Care, continued
     25,150   Celgene Corp.*(+)..........  $  1,629,720
      9,550   Cerner Corp.*(+)...........       868,191
     26,050   Genentech, Inc.*...........     2,409,625
     27,300   Genzyme Corp.*.............     1,932,294
     41,950   Gilead Sciences, Inc.*.....     2,207,829
     23,600   Humana, Inc.*..............     1,282,188
      8,300   Kos Pharmaceuticals,
                Inc.*(+).................       429,359
     25,400   Novartis AG, ADR...........     1,332,992
     15,750   Omnicare, Inc. ............       901,215
     31,800   Protein Design Labs,
                Inc.*(+).................       903,756
     32,800   Roche Holding AG, ADR......     2,455,115
     31,900   Schering-Plough Corp. .....       665,115
     20,750   St. Jude Medical, Inc.*....     1,041,650
     34,600   Teva Pharmaceutical
                Industries, Ltd.,
                ADR(+)...................     1,488,146
     63,540   UnitedHealth Group,
                Inc. ....................     3,948,375
     18,550   Wellpoint, Inc.*...........     1,480,105
                                           ------------
                                             35,964,092
                                           ------------
Industrials (5.8%):
     82,350   Applied Materials, Inc. ...     1,477,359
     26,750   Boeing Co. ................     1,878,920
     39,350   General Electric Co. ......     1,379,218
     23,850   Joy Global, Inc.(+)........       954,000
     12,650   KB Home....................       919,149
     32,200   Lam Research Corp.*........     1,148,896
     17,700   Monsanto Co. ..............     1,372,281
     18,900   Precision Castparts
                Corp. ...................       979,209
                                           ------------
                                             10,109,032
                                           ------------
Information Technology (28.5%):
     57,100   Adobe Systems, Inc. .......     2,110,416
     20,600   ADTRAN, Inc.(+)............       612,644
     65,200   America Movil, Series L,
                ADR(+)...................     1,907,752
     57,050   American Tower Corp.,Class
                A*.......................     1,546,055
     58,650   Apple Computer, Inc.*......     4,216,348
     49,500   Autodesk, Inc. ............     2,126,025
     48,700   Broadcom Corp., Class A*...     2,296,205
     23,700   Cognizant Technology
                Solutions Corp.*.........     1,193,295
     47,200   Comverse Technology,
                Inc.*....................     1,255,048
     78,450   Corning, Inc.*.............     1,542,327
     64,250   EMC Corp.*.................       875,085
     19,450   Global Payments, Inc.(+)...       906,565

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Information Technology, continued
      9,850   Google, Inc., Class A*.....  $  4,086,370
     19,200   Harris Corp. ..............       825,792
     90,800   Hewlett-Packard Co. .......     2,599,604
     63,950   Intel Corp. ...............     1,596,192
     45,650   Intersil Corp., Class A....     1,135,772
     31,450   Jabil Circuit, Inc.*.......     1,166,481
     55,050   Marvell Technology Group,
                Ltd.*....................     3,087,754
     62,900   Microsoft Corp. ...........     1,644,835
    116,050   Motorola, Inc. ............     2,621,569
     47,200   National Semiconductor
                Corp.(+).................     1,226,256
     15,900   Nextel Partners, Inc.,
                Class A*.................       444,246
     15,050   NVIDIA Corp.*..............       550,228
     48,850   QUALCOMM, Inc. ............     2,104,458
     40,800   Red Hat, Inc.*(+)..........     1,111,392
     31,450   SAP AG, ADR(+).............     1,417,452
     26,750   Scientific-Atlanta,
                Inc. ....................     1,152,123
     80,200   Texas Instruments, Inc. ...     2,572,014
                                           ------------
                                             49,930,303
                                           ------------
Materials (1.0%):
     26,350   Freeport-McMoRan Copper &
                Gold, Inc., Class B......     1,417,630
      6,500   USG Corp.*(+)..............       422,500
                                           ------------
                                              1,840,130
                                           ------------
Utilities (1.5%):
     25,050   Edison International(+)....     1,092,431
     31,500   TXU Corp. .................     1,580,985
                                           ------------
                                              2,673,416
                                           ------------
  Total Common Stocks
    (Cost $129,265,015)                     161,056,222
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (7.8%):
Federal Home Loan Bank (7.8%):
$13,600,000   Federal Home Loan Discount
                Note, 3.45%,
                1/3/06,(b)...............  $ 13,600,000
                                           ------------
  Total U.S. Government Sponsored
Enterprises
    (Cost $13,597,431)
                                             13,600,000
                                           ------------
DEPOSIT ACCOUNT (0.0%):
     75,624   TNT Offshore Deposit
                Account..................        75,624
                                           ------------
  Total Deposit Account
    (Cost $75,624)                               75,624
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (13.7%):
 24,029,164   Northern Trust
                Institutional Liquid
                Assets Portfolio.........    24,029,164
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $24,029,164)                       24,029,164
                                           ------------
  Total Investments
    (Cost $166,967,234)(a)--113.4%          198,761,010
  Liabilities in excess of other
assets--(13.4)%                             (23,416,037)
                                           ------------
  Net Assets--100.0%                       $175,344,973
                                           ============

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

------------

Percentages indicated are based on net assets of $175,344,973.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $24,765. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $32,398,406
    Unrealized depreciation...................     (629,395)
                                                -----------
    Net unrealized appreciation...............  $31,769,011
                                                ===========

(b) The rate presented represents the effective yield at December 31, 2005.

  The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

   COUNTRY                                     PERCENTAGE
   -------                                     ----------
   United States.............................     91.5%
   Switzerland...............................      3.2
   Bermuda...................................      1.8
   Mexico....................................      1.1
   Israel....................................      0.9
   Germany...................................      0.8
   United Kingdom............................      0.7
                                                 -----
                                                 100.0%
                                                 =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $166,967,234
                                                               ============
Investments, at value*......................................   $198,761,010
Interest and dividends receivable...........................        138,317
Receivable for investments sold.............................        747,357
                                                               ------------
  Total Assets..............................................    199,646,684
                                                               ------------
LIABILITIES
Payable for capital shares redeemed.........................         57,258
Payable for return of collateral received...................     24,029,164
Manager fees payable........................................        120,889
Administration fee payable..................................          9,661
Distribution fees payable...................................         37,778
Other accrued liabilities...................................         46,961
                                                               ------------
  Total Liabilities.........................................     24,301,711
                                                               ------------
NET ASSETS..................................................   $175,344,973
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $142,937,715
  Undistributed net investment income/(loss)................             --
  Undistributed net realized gains/(losses) on investments
     transactions...........................................        613,482
  Net unrealized appreciation/(depreciation) on
     investments............................................     31,793,776
                                                               ------------
NET ASSETS..................................................   $175,344,973
                                                               ============
Shares of beneficial interest...............................     19,379,072
Net Asset Value (offering and redemption price per share)...   $       9.05
                                                               ============

------------

*    Includes securities on loan of $23,389,125.

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                              EMERGING GROWTH
                                                                   FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $   402,524
Dividends...................................................      1,165,093
Income from securities lending..............................         25,424
                                                                -----------
  Total Investment Income...................................      1,593,041
                                                                -----------
EXPENSES:
Manager fees................................................      1,407,387
Administration fees.........................................        117,908
Distribution fees...........................................        413,936
Audit fees..................................................         15,387
Compliance services fees....................................          4,146
Custodian fees..............................................         31,922
Legal fees..................................................         24,043
Shareholder reports.........................................         26,485
Trustees' fees..............................................         14,735
Other expenses..............................................         43,301
                                                                -----------
  Total expenses before reductions..........................      2,099,250
  Less expenses waived/reimbursed by the Manager............       (112,352)
  Less expenses paid indirectly.............................        (94,480)
                                                                -----------
  Net Expenses..............................................      1,892,418
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................       (299,377)
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security transactions........      4,552,958
Change in unrealized appreciation/depreciation on
  securities................................................      7,644,401
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     12,197,359
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $11,897,982
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                  EMERGING GROWTH FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (299,377)   $   (105,230)
  Net realized gains/(losses) on security transactions......     4,552,958       2,778,954
  Change in unrealized appreciation/depreciation on
     securities.............................................     7,644,401       7,074,625
                                                              ------------    ------------
  Change in net assets resulting from operations............    11,897,982       9,748,349
                                                              ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    19,754,076      51,659,968
  Cost of shares redeemed...................................   (17,142,038)     (9,911,583)
                                                              ------------    ------------
  Change in net assets from capital transactions............     2,612,038      41,748,385
                                                              ------------    ------------
  Change in net assets......................................    14,510,020      51,496,734
NET ASSETS:
  Beginning of period.......................................   160,834,953     109,338,219
                                                              ------------    ------------
  End of period.............................................  $175,344,973    $160,834,953
                                                              ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $         --    $         --
                                                              ============    ============
SHARE TRANSACTIONS:
  Shares issued.............................................     2,360,604       6,520,982
  Shares redeemed...........................................    (2,043,029)     (1,294,475)
                                                              ------------    ------------
  Change in shares..........................................       317,575       5,226,507
                                                              ============    ============

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,             MAY 1, 2001 TO
                                            ------------------------------------------    DECEMBER 31,
                                              2005         2004       2003      2002         2001(A)
                                            --------     --------   --------   -------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......  $   8.44     $   7.90   $   6.24   $  9.22       $ 10.00
                                            --------     --------   --------   -------       -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)............     (0.02)       (0.01)     (0.03)    (0.01)        (0.01)
  Net Realized and Unrealized
    Gains/(Losses) on Investments.........      0.63         0.55       1.69     (2.97)        (0.77)
                                            --------     --------   --------   -------       -------
  Total from Investment Activities........      0.61         0.54       1.66     (2.98)        (0.78)
                                            --------     --------   --------   -------       -------
NET ASSET VALUE, END OF PERIOD............  $   9.05     $   8.44   $   7.90   $  6.24       $  9.22
                                            ========     ========   ========   =======       =======
TOTAL RETURN*(b)..........................      7.23%        6.84%     26.60%   (32.32)%       (7.80)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net Assets, End of Period ($000's)........  $175,345     $160,835   $109,338   $36,137       $ 6,209
Net Investment Income/(Loss) Net of
  Waivers/ Reimbursements(c)..............     (0.18)%      (0.08)%    (0.58)%   (0.40)%       (0.21)%
Expenses Before
  Waivers/Reimbursements**(c).............      1.27%        1.30%      1.38%     2.07%         3.81%
Expenses Net of
  Waivers/Reimbursements(c)...............      1.14%(d)     1.17%      1.10%     1.10%         1.10%
Portfolio Turnover Rate(b)................    105.74%      170.59%    160.26%   188.69%       160.81%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Emerging Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Emerging Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Van Kampen Emerging Growth Fund........................  $24,030,845      $23,389,125

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio and the non-cash collateral represented a U.S. Treasury Bond at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Van Kampen Emerging Growth Fund........................     0.85%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007   12/31/2008
                                                                 ----------   ----------   ----------
   USAZ Van Kampen Emerging Growth Fund........................   $194,901     $169,810     $112,352

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $12,288 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Van Kampen Emerging Growth Fund........................  $161,871,201   $162,325,067

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                               UNDISTRIBUTED                                      TOTAL
                                                 LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                               CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                               -------------   -----------   ---------------   -----------
   USAZ Van Kampen Emerging Growth Fund......    $638,247       $638,247       $31,769,011     $32,407,258

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Emerging Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99     Retired; Board Member of           30              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 62    Trustee           Since 10/99     Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                        Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                      August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee            Since 2/04     Vice President/General             30              None
   2355 Abingdon Way                                             Manager of Jostens, Inc., a
   Long Lake, MN 55356                                           manufacturer of school
                                                                 products, 2001 to Present;
                                                                 Senior Vice President of
                                                                 Fortis Group, a Life
                                                                 Insurance and Securities
                                                                 company, 1997 to 2001;
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee            Since 2/04     General Partner of Fairview        30        University of CT
   Kickerville Rd                                                Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          30        Connecticut Water
   61                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 62    Trustee            Since 2/04     Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                             of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                            information company, 2003 to                    Hospitality
                                                                 2005; Chief Risk Management                   Energy Capital,
                                                                 Officer at Bank of Bermuda,                    LLC Advisory
                                                                 Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005
   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                               USAZ(R) VAN KAMPEN
                             EQUITY AND INCOME FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 4

                       Statement of Assets and Liabilities
                                     Page 12

                             Statement of Operations
                                     Page 13

                       Statements of Changes in Net Assets
                                     Page 14

                              Financial Highlights
                                     Page 15

                        Notes to the Financial Statements
                                     Page 16

               Report of Independent Registered Public Accounting
                                  Firm Page 20

           Approval of Investment Advisory and Sub advisory Agreements
                                     Page 21

                     Information about Trustees and Officers
                                     Page 25

                                Other Information
                                     Page 26

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN EQUITY AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Equity and Income Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the period ended December 31, 2005 the USAZ(R) Van Kampen Equity and Income Fund gained 6.75%, that compared to a 7.05% return for its benchmark, the Russell 1000(R) Value Index(1).

The broad stock market posted a modest gain for 2005, with value stocks slightly outperforming growth stocks. Bonds trailed stocks for the year, with investment-grade corporate bonds lagging other fixed-income sectors.

Energy stocks were the best-performing sector in the Fund's portfolio, and boosted both absolute returns and gains relative to the benchmark index. The managers emphasized marketing and refining companies, which generated standout gains. Those companies captured significantly wider profit margins as the spread between the cost of crude oil and the price for refining into gasoline continued to increase.*

Stock picking within the financial services sector boosted returns relative to the benchmark. The managers limited the Fund's exposure to regional banks, which tend to suffer more than other financial firms when interest rates rise. The sub-advisor instead emphasized diversified financial services firms, which benefited from their exposure to the capital markets. The portfolio's stake in insurance stocks also performed well. The health care sector helped performance versus the benchmark as well, as conditions improved for pharmaceuticals firms.*

The Fund's allocations to telecommunications services, consumer staples and utilities stocks dragged down relative returns. The managers' investments in media stocks also hurt performance, as media stocks continued to suffer from weak advertising revenues.*

The Fund's fixed-income position posted a loss for the period under review, weighing on returns against the benchmark. This portfolio focuses on investment-grade corporate bonds and Treasury securities, and those sectors trailed other types of fixed-income securities.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ VAN KAMPEN EQUITY AND INCOME FUND REVIEW

FUND OBJECTIVE

The Fund's primary investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks, preferred stocks and convertible securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              USAZ(R) Van Kampen Equity and Income Fund    Russell 1000(R) Value Index
              -----------------------------------------    ---------------------------
5/03/2004                      10000                                10000
6/04                           10100                                10341
9/04                           10150                                10500
12/04                          10912                                11590
3/05                           10802                                11600
6/05                           11033                                11794
9/05                           11515                                12253
12/31/2005                     11649                                12408

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                            SINCE
                                                    1                     INCEPTION
                                                  YEAR                     (5/3/04)
                                                  ----                    ---------
USAZ(R) Van Kampen Equity and Income Fund         6.75%                      9.61%
Russell 1000(R) Value Index                       7.05%                     13.82% +

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000 (R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell 1000(R) Value Index is calculated from 4/30/04 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Equity and Income Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Equity and Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Equity and Income
     Fund...............................    $1,000.00       $1,055.80           $6.11               1.18%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Equity and Income Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Equity and Income
     Fund...............................    $1,000.00       $1,019.26           $6.01               1.18%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Van Kampen Equity and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ VAN KAMPEN EQUITY AND INCOME FUND      NET ASSETS*
   --------------------------------------      -----------
   Common Stocks.............................      59.3%
   Convertible Bonds.........................       8.6
   Corporate Bonds...........................       7.5
   Preferred Stock...........................       4.4
   U.S. Government Sponsored Enterprises.....       9.9
   U.S. Treasury Obligations.................      11.8
   Short-Term Investments....................      16.5
                                                  -----
                                                  118.0%
                                                  =====

   * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (59.3%):
Auto & Transportation (0.6%):
     31,880   Honda Motor Company, Ltd.,
                ADR......................  $    923,564
                                           ------------
Consumer Discretionary (6.8%):
      8,410   Avon Products, Inc. .......       240,106
      8,336   CCE Spinco, Inc.*..........       109,205
     66,690   Clear Channel
                Communications,
                Inc.(+)..................     2,097,401
     18,350   Kohl's Corp.*..............       891,810
     15,740   McDonald's Corp. ..........       530,753
     12,830   Office Depot, Inc.*........       402,862
    142,760   Time Warner, Inc. .........     2,489,733
     38,100   Viacom, Inc., Class B......     1,242,060
     33,610   Wal-Mart Stores, Inc. .....     1,572,948
     64,190   Walt Disney Co. ...........     1,538,634
                                           ------------
                                             11,115,512
                                           ------------
Consumer Staples (4.9%):
     18,470   Altria Group, Inc. ........     1,380,078
     26,490   Cadbury Schweppes plc,
                ADR......................     1,014,302
     38,360   Coca-Cola Co. .............     1,546,292
     13,520   Diageo plc, ADR............       788,216
     14,100   Procter & Gamble Co. ......       816,108
     35,580   Unilever NV, NY Shares.....     2,442,567
                                           ------------
                                              7,987,563
                                           ------------
Energy (4.8%):
     23,240   BP plc, ADR................     1,492,473
     25,690   ConocoPhillips.............     1,494,644
     11,120   Exxon Mobil Corp. .........       624,610
     26,730   Royal Dutch Shell plc,
                ADR......................     1,643,628
     21,270   Schlumberger, Ltd. ........     2,066,381
     10,760   Valero Energy Corp. .......       555,216
                                           ------------
                                              7,876,952
                                           ------------
Financials (15.6%):
      3,900   ACE, Ltd. .................       208,416
     26,940   Aegon NV(+)................       439,661
     33,050   Bank of America Corp. .....     1,525,258
    101,490   Charles Schwab Corp. ......     1,488,858
     17,310   Chubb Corp. ...............     1,690,322
     13,980   CIGNA Corp. ...............     1,561,566
     54,070   Citigroup, Inc. ...........     2,624,017
     28,920   Freddie Mac................     1,889,922
      5,360   Goldman Sachs Group,
                Inc. ....................       684,526
     11,770   Hartford Financial Services
                Group, Inc. .............     1,010,925
     77,982   J.P. Morgan Chase & Co. ...     3,095,105
     37,600   Marsh & McLennan Companies,
                Inc. ....................     1,194,176
     12,280   MBNA Corp. ................       333,525
     40,400   Merrill Lynch & Company,
                Inc. ....................     2,736,291
     17,700   PNC Financial Services
                Group....................     1,094,391
     41,890   St. Paul Travelers
                Companies, Inc. .........     1,871,226
     19,760   State Street Corp. ........     1,095,494
     10,400   XL Capital, Ltd., Class
                A........................       700,752
                                           ------------
                                             25,244,431
                                           ------------
Health Care (9.3%):
        790   Bausch & Lomb, Inc. .......        53,641
     14,450   Boston Scientific Corp.*...       353,881
    103,490   Bristol-Myers Squibb
                Co. .....................     2,378,199
     24,660   Chiron Corp.*..............     1,096,384
     30,050   Eli Lilly & Co. ...........     1,700,530
     18,850   GlaxoSmithKline plc, ADR...       951,548
     10,734   McKesson Corp. ............       553,767
     35,520   Roche Holding AG, ADR......     2,658,710
     27,390   Sanofi-Aventis, ADR(+).....     1,202,421
    118,530   Schering-Plough Corp. .....     2,471,350
     35,210   Wyeth......................     1,622,125
                                           ------------
                                             15,042,556
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Industrials (4.7%):
     15,880   Applera Corp. .............  $    421,773
     72,610   General Electric Co. ......     2,544,980
     21,690   Ingersoll Rand Co. ........       875,625
     18,310   Northrop Grumman Corp. ....     1,100,614
     26,710   Raytheon Co. ..............     1,072,407
     19,850   Siemens AG, ADR(+).........     1,698,962
                                           ------------
                                              7,714,361
                                           ------------
Information Technology (3.9%):
     34,240   Hewlett-Packard Co. .......       980,291
     53,930   Intel Corp. ...............     1,346,093
     84,540   Micron Technology, Inc.*...     1,125,227
     38,040   Motorola, Inc. ............       859,324
    115,620   Symantec Corp.*............     2,023,350
                                           ------------
                                              6,334,285
                                           ------------
Materials (3.4%):
     63,010   Bayer AG, ADR(+)...........     2,631,298
     22,430   Dow Chemical Co. ..........       982,883
      4,656   Lanxess*...................       147,810
     32,410   Newmont Mining Corp. ......     1,730,694
                                           ------------
                                              5,492,685
                                           ------------
Utilities (5.3%):
     28,200   American Electric Power
                Company, Inc. ...........     1,045,938
     17,330   Entergy Corp. .............     1,189,705
     21,400   FirstEnergy Corp. .........     1,048,386
     46,110   France Telecom SA,
                ADR(+)...................     1,145,372

continued
 4

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Utilities, continued
    102,692   Sprint Nextel Corp. .......  $  2,398,885
     60,850   Verizon Communications,
                Inc. ....................     1,832,802
                                           ------------
                                              8,661,088
                                           ------------
  Total Common Stocks
    (Cost $87,793,016)                       96,392,997
                                           ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE BONDS (8.6%):
Auto & Transportation (0.4%):
$   500,000   AMR Corp., 4.25%,
                9/23/23*(+)..............       703,125
                                           ------------
Consumer Staples (0.4%):
    200,000   Allied Waste Industries,
                4.25%, 4/15/34...........       173,000
  1,300,000   Supervalue, Inc., 0.00%,
                11/2/31,(c)..............       437,125
                                           ------------
                                                610,125
                                           ------------
Energy (0.5%):
    600,000   EL Paso Corp., 0.00%,
                2/28/21,(c)(+)...........       327,000
    450,000   Reliant Resources, Inc.,
                5.00%, 8/15/10(+)........       552,375
                                           ------------
                                                879,375
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CONVERTIBLE BONDS, CONTINUED
Health Care (3.8%):
$ 1,000,000   Amgen, Inc., 0.00%,
                3/1/32,(c)(+)............  $    779,999
    600,000   Chiron Corp., 1.63%,
                8/1/33...................       589,500
    197,000   Chiron Corp., 2.75%,
                6/30/34..................       194,784
    303,000   Chiron Corp., 2.75%,
                6/30/34..................       299,591
    500,000   Edwards Lifesciences Corp.,
                3.88%, 5/15/33...........       491,875
    400,000   Enzon Pharmaceuticals,
                Inc., 4.50%, 7/1/08......       359,000
    650,000   Medimmune, Inc., 1.00%,
                7/15/23..................       633,750
    610,000   Medtronic, Inc., 1.25%,
                9/15/21..................       617,625
    673,000   Omnicare, Inc., 3.25%,
                12/18/35.................       667,953
    527,000   St. Jude Medical, Inc.,
                2.80%, 12/15/35..........       525,024
    200,000   Teva Pharmaceuticals
                Industries, Ltd., 0.50%,
                2/1/24(+)................       237,500
    700,000   Watson Pharmaceuticals,
                Inc., 1.75%, 3/15/23.....       666,750
                                           ------------
                                              6,063,351
                                           ------------
Industrials (0.8%):
    650,000   3M Co., 2.40%,
                11/21/32(+)..............       577,688
    400,000   Halliburton Co., 3.13%,
                7/15/23(+)...............       684,000
                                           ------------
                                              1,261,688
                                           ------------
Information Technology (1.5%):
    500,000   Advanced Micro Devices,
                Inc., 4.75%, 2/1/22(+)...       658,124
    293,000   Intel Corp., 2.95%,
                12/15/35(+)..............       286,041
    440,000   International Game
                Technology, 0.00%,
                1/29/33,(c)(+)...........       293,150
    510,000   L-3 Communications Corp.,
                3.00%, 8/1/35(+).........       504,263
    458,000   Micron Technology, Inc.,
                2.50%, 2/1/10............       530,135
    109,000   Red Hat, Inc., 0.50%,
                1/15/24(+)...............       127,394
     39,000   Teradyne, Inc., 3.75%,
                10/15/06.................        38,464
                                           ------------
                                              2,437,571
                                           ------------
Materials (0.6%):
    900,000   International Paper Co.,
                0.00%, 6/20/21,(c)(+)....       502,875
    500,000   Sealed Air Corp., 3.00%,
                6/30/33(+)...............       498,750
                                           ------------
                                              1,001,625
                                           ------------
Utilities (0.6%):
  1,000,000   Nortel Networks Corp.,
                4.25%, 9/1/08(+).........       937,500
     38,000   PG&E Corp., 9.50%,
                6/30/10..................       105,830
                                           ------------
                                              1,043,330
                                           ------------
  Total Convertible Bonds
    (Cost $13,315,048)                       14,000,190
                                           ------------
CORPORATE BONDS (7.5%):
Auto & Transportation (0.1%):
     83,593   America West Airlines,
                Inc., 7.10%, 4/2/21......        88,908
     20,000   Southwest Airlines Co.,
                Class A2, 5.50%,
                11/1/06..................        20,083
     35,000   Union Pacific Corp., 6.63%,
                2/1/08...................        36,148
                                           ------------
                                                145,139
                                           ------------
Consumer Discretionary (0.8%):
     35,000   Cox Communications, Inc.,
                4.63%, 1/15/10...........        33,882
  1,000,000   EchoStar Communications
                Corp., 5.75%, 5/15/08....       975,000
     70,000   FBG Finance, Ltd., 5.13%,
                6/15/15..................        68,104

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Consumer Discretionary, continued
$    10,000   Fedex Corp., 7.25%,
                2/15/11..................  $     10,933
     90,000   Harrahs Operating Company,
                Inc., 5.63%, 6/1/15......        88,418
     50,000   Hyatt Equities, LLC, 6.88%,
                6/15/07..................        51,014
     45,000   Limited Brands, Inc.,
                6.95%, 3/1/33(+).........        45,546
     35,000   Mohawk Industries, Inc.,
                Series D, 7.20%,
                4/15/12..................        38,575
                                           ------------
                                              1,311,472
                                           ------------
Consumer Staples (0.6%):
     20,000   ConAgra Foods Inc., 7.00%,
                10/1/28..................        21,728
     10,000   ConAgra Foods, Inc., 8.25%,
                9/15/30..................        12,352
     45,000   General Mills, Inc., 3.88%,
                11/30/07(+)..............        44,118
  1,000,000   General Mills, Inc., 0.00%,
                10/28/22,(c).............       712,499
     40,000   Heinz Co., 6.43%,
                12/1/08..................        41,091
     45,000   Knight Ridder, Inc., 5.75%,
                9/1/17...................        38,168
     85,000   Kroger Co., 7.50%,
                1/4/31...................        94,892
     25,000   Safeway, Inc., 7.25%,
                2/1/31...................        26,977
                                           ------------
                                                991,825
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Energy (0.2%):
$    95,000   CC Funding Trust, 6.90%,
                2/16/07..................  $     96,827
     25,000   Consumers Energy Co.,
                4.80%, 2/17/09...........        24,674
      5,000   Detroit Edison Co., 6.13%,
                10/1/10..................         5,216
      5,000   Entergy Gulf States, Inc.,
                3.60%, 6/1/08............         4,808
     51,000   FPL Group Capital, Inc.,
                3.25%, 4/11/06...........        50,799
     10,000   Monongahela Power Co.,
                5.00%, 10/1/06...........         9,995
     10,000   Panhandle Eastern Pipeline
                Co., 2.75%, 3/15/07......         9,724
     45,000   Sempra Energy, 4.62%,
                5/17/07..................        44,681
     35,000   Texas East Transmission,
                LP, 7.00%, 7/15/32.......        40,810
     15,000   Wisconsin Electric Power
                Co., 3.50%, 12/1/07......        14,606
                                           ------------
                                                302,140
                                           ------------
Financials (4.1%):
    100,000   American Express Co.,
                1.85%, 12/1/33...........       106,125
    300,000   American Express Co.,
                1.85%, 12/1/33...........       318,375
     75,000   American General Finance
                Corp., Series MTNI,
                4.63%, 5/15/09...........        74,247
     15,000   American General Finance
                Corp., Series MTNH,
                4.63%, 9/1/10............        14,679
     15,000   AXA Financial, Inc., 6.50%,
                4/1/08...................        15,543
    125,000   Bank of America, 3.99%,
                8/18/09..................       123,482
     10,000   Brookfield Asset
                Management, Inc., 8.13%,
                12/15/08.................        10,808
     55,000   Brookfield Asset
                Management, Inc., 7.13%,
                6/15/12..................        59,960
     50,000   Capital Auto Receivables
                Asset Trust, Class A2,
                Series 2004-2, 3.35%,
                2/15/08..................        49,362
    125,000   Capital Auto Receivables
                Asset Trust, Class A4,
                Series 2005-1, 4.05%,
                7/15/09..................       123,624
    100,000   Caterpillar Financial Asset
                Trust, Class A3, Series
                2005-A, 3.90%, 2/25/09...        98,785
     70,000   Caterpillar Financial
                Services Corp., Series
                MTNF, 3.63%,
                11/15/07(+)..............        68,461
     50,000   CIT Equipment Collateral,
                Class A3, Series
                2004-EF1, 3.50%,
                9/20/08..................        49,247
     35,000   CIT Group, Inc., 3.65%,
                11/23/07.................        34,214
     60,000   CIT Group, Inc., 5.00%,
                11/24/08.................        59,967
    205,000   Citigroup, Inc., 5.63%,
                8/27/12(+)...............       211,296
    100,000   CNH Equipment Trust, Class
                A3, Series 2005-A, 4.02%,
                4/15/09..................        98,907
    200,000   CNH Equipment Trust, Class
                A3, Series 2005-B, 4.27%,
                1/15/10..................       197,892
    247,000   Conseco, Inc., 3.50%,
                9/30/35(+)...............       262,129
     95,000   Countrywide Home Loans,
                Inc., 3.25%, 5/21/08.....        91,226

continued
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Financials, continued
$   100,000   Daimler Chrysler Auto
                Trust, 4.04%, Series
                2005-B, Class A3
                9/8/09...................  $     98,883
     40,000   DaimlerChrysler NA Holding
                Corp., 8.50%,
                1/18/31(+)...............        48,401
     75,000   Deutsche Telekom
                International Finance BV,
                8.25%, 6/15/30...........        95,390
     20,000   EOP Operating Limited
                Partnership, 4.75%,
                3/15/14..................        18,900
     25,000   EOP Operating Limited
                Partnership, 7.88%,
                7/15/31(+)...............        29,501
    100,000   Farmers Exchange Capital,
                7.05%, 7/15/28...........       105,771
     75,000   Ford Credit Auto Owner
                Trust, Class A3, Series
                2005-B, 4.17%, 1/15/09...        74,408
    175,000   GE Equipment Small Ticket
                LLC, Class A3, 4.88%,
                10/22/09.................       174,781
     45,000   General Electric Capital
                Corp., 5.88%,
                2/15/12(+)...............        46,937
     80,000   General Electric Capital
                Corp., Series MTNA,
                4.75%, 9/15/14(+)........        78,681
    500,000   Goldman Sachs Group, Inc.,
                5.25%, 8/30/08...........       485,735
     80,000   Goldman Sachs Group, Inc.,
                5.25%, 10/15/13(+).......        79,981
     75,000   Harley-Davidson Motorcycle
                Trust, Class A2, Series
                2005-2, 4.07%, 2/15/12...        73,854
    100,000   Harley-Davidson Motorcycle
                Trust, Class A2, Series
                2005-3, 4.41%, 6/15/12...        99,145
    125,000   Harley-Davidson Motorcycle
                Trust, Class A2, Series
                2005-1, 3.76%,
                12/17/12.................       122,543
    100,000   Hertz Vehicle Financing
                LLC, Class A2, 2005-2A,
                4.93%, 2/25/10...........       100,344
     50,000   Honda Auto Receivables
                Owner Trust, Class A3,
                Series 2005-2, 3.93%,
                1/15/09..................        49,417
    100,000   Honda Auto Receivables
                Owner Trust, Class A3,
                Series 2005-3, 3.87%,
                4/20/09..................        98,574

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Financials, continued
$   150,000   Honda Auto Receivables
                Owner Trust, 4.85%,
                10/19/09.................  $    150,156
     50,000   Household Finance Corp.,
                4.13%, 11/16/09..........        48,274
     60,000   Household Finance Corp.,
                8.00%, 7/15/10...........        66,935
     40,000   Household Finance Corp.,
                6.38%, 10/15/11..........        42,283
     40,000   HSBC Finance Corp., 6.75%,
                5/15/11..................        42,927
     75,000   Hyundai Auto Receivables
                Trust, Class A3, Series
                2005-A, 3.98%,
                11/16/09.................        73,954
     20,000   International Lease Finance
                Corp., 3.75%, 8/1/07.....        19,636
     80,000   J.P. Morgan Chase & Co.,
                6.00%, 2/15/09...........        82,169
    100,000   Marsh & Mclennan Companies,
                Inc., 5.38%, 7/15/14.....        98,422
     75,000   Marshall & Ilsley Bank,
                3.80%, 2/8/08............        73,584
     25,000   MBNA America Bank Corp.,
                7.13%, 11/15/12..........        27,948
    120,000   MBNA Corp., 6.13%, 3/1/13..       127,250
    125,000   Merrill Auto Trust
                Securitization, Class A3,
                Series 2005-1, 4.10%,
                8/25/09..................       123,565
    100,000   National City Auto
                Receivables Trust, Class
                A4, Series 2004-A, 2.88%,
                5/15/11..................        96,351
     90,000   Nationwide Building
                Society, 4.25%, 2/1/10...        87,699
    150,000   Nissan Auto Receivables
                Owner Trust, Class A3,
                Series 2005-B, 3.99%,
                7/15/09..................       148,254
     50,000   Platinum Underwriters
                Finance, Inc., 6.37%,
                11/16/07.................        50,163
     50,000   Platinum Underwriters
                Finance, Inc., 7.50%,
                Series B 6/1/17..........        50,954
    135,000   Residential Capital Corp.,
                6.38%, 6/30/10...........       137,176
    125,000   SLM Corp., 4.00%,
                1/15/10..................       120,211
     75,000   St. Paul Travelers
                Companies, Inc., 5.01%,
                8/16/07..................        74,964

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Financials, continued
$    40,000   Textron Financial Corp.,
                4.13%, 3/3/08............  $     39,385
    100,000   USAA Auto Owner Trust,
                Class A3, Series 2004-3,
                3.16%, 2/17/09...........        98,579
     75,000   USAA Auto Owner Trust,
                Class A3, Series 2005-1,
                3.90%, 7/15/09...........        74,141
    100,000   USAA Auto Owner Trust,
                Class A3, Series 2004-2,
                3.58%, 2/15/11...........        98,019
    100,000   Volkswagen Auto Lease
                Trust, Class A3, Series
                2005-A, 3.82%, 5/20/08...        98,995
     50,000   Wachovia Auto Owner Trust,
                Class A3, Series 2004-B,
                2.91%, 4/20/09...........        49,249
     50,000   Wachovia Auto Owner Trust,
                Class A3, Series 2005-A,
                4.06%, 9/21/09...........        49,449
    150,000   Wachovia Auto Owner Trust,
                4.79%, 4/20/10...........       150,047
     40,000   Washington Mutual, Inc.,
                8.25%, 4/1/10............        44,539
    195,989   World Financial Properties,
                6.95%, 9/1/13............       205,858
     50,000   World Omni Auto Receivables
                Trust, Class A3, Series
                2004-A, 3.29%,
                11/12/08.................        49,440
     85,000   Xlliac Global Funding,
                4.80%, 8/10/10...........        83,928
                                           ------------
                                              6,734,079
                                           ------------
Health Care (0.3%):
    100,000   ImClone Systems, Inc.,
                1.38%, 5/15/24...........        83,625
    404,000   Manor Care, Inc., 2.13%,
                8/1/35...................       416,120
     30,000   WellPoint, Inc., 3.75%,
                12/14/07.................        29,334
     35,000   WellPoint, Inc., 4.25%,
                12/15/09.................        34,091
                                           ------------
                                                563,170
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Industrials (0.3%):
$   115,000   AIG Sunamer Global Finance,
                6.30%, 5/10/11...........  $    122,172
     65,000   Burlington North Santa Fe,
                Inc., 6.13%, 3/15/09.....        67,228
     17,531   Burlington North Santa Fe,
                Inc., 4.58%, 1/15/21.....        16,976
     40,000   Cooper Industries, Inc.,
                5.25%, 11/15/12..........        40,231
     30,000   LG Electronics, Inc.,
                5.00%, 6/17/10...........        29,371
     30,000   Norfolk Southern Corp.,
                7.35%, 5/15/07...........        30,959
     30,000   Northrop Grumman Corp.,
                4.08%, 11/16/06..........        29,768
     25,000   Raytheon Co., 6.15%,
                11/1/08..................        25,946
      5,000   Raytheon Co., 8.30%,
                3/1/10...................         5,600
     15,525   Systems 2001 Asset Trust,
                6.66%, 9/15/13...........        16,521
      5,000   Union Pacific Corp., 6.79%,
                11/9/07..................         5,161
     11,000   Union Pacific Corp., 6.65%,
                1/15/11..................        11,717
     40,000   United Technologies Corp.,
                4.38%, 5/1/10(+).........        39,356
                                           ------------
                                                441,006
                                           ------------
Information Technology (0.1%):
    100,000   Telecom Italia Capital,
                4.00%, 1/15/10...........        95,245
                                           ------------
Materials (0.1%):
     15,000   ICI Wilmington, Inc.,
                4.38%, 12/1/08...........        14,617
     90,000   Sealed Air Corp., 5.63%,
                7/15/13..................        89,339
                                           ------------
                                                103,956
                                           ------------
Utilities (0.9%):
     65,000   Ameren Corp., 4.26%,
                5/15/07..................        64,069
     20,000   Arizona Public Service Co.,
                6.75%, 11/15/06..........        20,263
     70,000   Arizona Public Service Co.,
                5.80%, 6/30/14(+)........        72,145
     65,000   Carolina Power and Light
                Co., 5.13%, 9/15/13......        64,827
     20,000   Cincinnati Gas & Electric
                Co., 5.70%, 9/15/12......        20,528
    110,000   Comcast Cable
                Communications, Inc.,
                6.75%, 1/30/11(+)........       116,469
     10,000   Consolidated Natural Gas,
                6.25%, 11/1/11...........        10,472
     30,000   Consolidated Natural Gas,
                5.00%, 12/1/14(+)........        29,105
     10,000   Consumers Energy Corp.,
                4.00%, 5/15/10(+)........         9,497

continued
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS, CONTINUED
Utilities, continued
$    35,000   Exelon Corp., 6.75%,
                5/1/11(+)................  $     37,262
     70,000   France Telecom SA, 8.50%,
                3/1/31...................        93,398
     30,000   News America, Inc., 7.13%,
                4/8/28...................        32,300
     30,000   Pacific Gas & Electric Co.,
                6.05%, 3/1/34............        31,049
    661,000   Qwest Communications
                International, Inc.,
                3.50%, 11/15/25..........       765,933
     15,000   Ras Laffan Liquefied
                Natural Gas Company,
                Ltd., 8.29%, 3/15/14.....        17,297
     45,000   SBC Communications, Inc.,
                6.15%, 9/15/34(+)........        45,201
     15,000   Sprint Capital Corp.,
                8.75%, 3/15/32...........        19,906
                                           ------------
                                              1,449,721
                                           ------------
  Total Corporate Bonds
    (Cost $12,131,379)                       12,137,753
                                           ------------
PREFERRED STOCK (4.4%):
Auto & Transportation (0.1%):
      3,000   Continental Airlines
                Financial Trust..........        85,500
                                           ------------
Consumer Discretionary (0.4%):
        200   Interpublic Group of
                Companies, Inc. .........       184,050
      7,700   Newell Financial Trust I...       319,550
      5,100   Tribune Co. ...............       379,950
                                           ------------
                                                883,550
                                           ------------
Energy (0.8%):
      6,000   Amerada Hess Corp.(+)......       644,250
        300   El Paso Corp.(+)...........       328,388
     12,000   El Paso Energy Capital
                Trust I(+)...............       396,480
                                           ------------
                                              1,369,118
                                           ------------
Financials (1.4%):
     10,000   Conseco, Inc. .............       283,750
          8   Fannie Mae.................       735,126
      9,000   Lazard, Ltd. ..............       266,850
     15,000   Sovereign Capital Trust
                IV.......................       656,250
      9,300   XL Capital, Ltd.(+)........       237,615
                                           ------------
                                              2,179,591
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
PREFERRED STOCK, CONTINUED
Health Care (0.7%):
$     8,000   Baxter International,
                Inc. ....................  $    430,000
     13,000   Schering-Plough Corp. .....       699,270
                                           ------------
                                              1,129,270
                                           ------------
Information Technology (0.5%):
        900   Lucent Technologies Capital
                Trust I..................       859,500
                                           ------------
Materials (0.0%):
        500   Huntsman Corp. ............        20,240
                                           ------------
Utilities (0.4%):
     20,000   Centerpointe Energy,
                Inc. ....................       662,760
                                           ------------
  Total Preferred Stock
    (Cost $7,164,700)                         7,189,529
                                           ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (9.9%):
Federal Home Loan Bank (8.6%):
$14,000,000   Federal Home Loan Discount
                Note, 3.45%, 1/3/06(b)...    14,000,000
                                           ------------
Federal Home Loan Mortgage Corporation (0.2%):
    375,000   2.38%, 2/15/07.............       365,316
      5,075   11.00%, 9/1/15, Pool
                #170141..................         5,634
     10,410   10.00%, 9/1/17, Pool
                #555283..................        11,584
     10,045   10.50%, 11/1/17, Pool
                #360016..................        11,272
                                           ------------
                                                393,806
                                           ------------
Federal National Conventional Loan (0.8%):
      4,649   10.50%, 12/1/16, Pool
                #124783..................         5,260
        801   7.50%, 7/1/30, Pool
                #541844..................           839
     10,446   7.50%, 9/1/30, Pool
                #190308..................        10,942
     15,121   8.50%, 11/1/30, Pool
                #547877..................        16,236
      7,967   7.50%, 12/1/30, Pool
                #541493..................         8,344
      9,102   7.50%, 2/1/31, Pool
                #253643..................         9,533
     98,255   7.00%, 7/1/31, Pool
                #581846..................       102,518
      1,562   8.00%, 7/1/31, Pool
                #253905..................         1,668
    269,025   7.00%, 4/1/32, Pool
                #581846..................       280,697
      9,844   8.00%, 5/1/32, Pool
                #645398..................        10,513
     93,969   7.00%, 10/1/32, Pool
                #846419..................        98,046
     47,228   7.00%, 10/1/34, Pool
                #849807..................        49,278
    425,049   7.00%, 11/1/34, Pool
                #735483..................       443,491
     96,322   7.00%, 4/1/35, Pool
                #735506..................       100,501
     49,962   7.00%, 8/1/35, Pool
                #832529..................        52,130
     49,280   7.00%, 10/1/35, Pool
                #255987..................        51,418
                                           ------------
                                              1,241,414
                                           ------------
Federal National Mortgage Association (0.3%):
    350,000   6.63%, 10/15/07(+).........       361,072
     96,605   6.50%, 7/1/32, Pool
                #254378..................        99,115
                                           ------------
                                                460,187
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES, CONTINUED
Government National Mortgage Association (0.0%):
$     9,213   10.00%, 10/15/21, Pool
                #780488..................        10,335
     10,673   10.50%, 4/15/25, Pool
                #780127..................        12,048
                                           ------------
                                                 22,383
                                           ------------
  Total U.S. Government Sponsored
    Enterprises
    (Cost $16,135,963)                       16,117,790
                                           ------------
U.S. TREASURY OBLIGATIONS (11.8%):
U.S. Treasury Bonds (2.2%):
$   225,000   8.13%, 8/15/19(+)..........       305,244
    700,000   7.63%, 2/15/25(+)..........       964,524
    825,000   6.38%, 8/15/27(+)..........     1,022,001
  1,060,000   6.13%, 8/15/29.............     1,291,171
                                           ------------
                                              3,582,940
                                           ------------
U.S. Treasury Notes (9.4%):
    250,000   2.00%, 5/15/06(+)..........       247,891
  4,410,000   3.50%, 11/15/06(+).........     4,375,372
  2,900,000   3.13%, 5/15/07(+)..........     2,849,816
    475,000   6.50%, 2/15/10(+)..........       512,388
  1,100,000   5.75%, 8/15/10(+)..........     1,163,723
  1,105,000   3.88%, 2/15/13(+)..........     1,071,030
  3,585,000   4.25%, 8/15/13(+)..........     3,552,932
    700,000   4.25%, 11/15/13(+).........       693,328
    575,000   8.13%, 8/15/21(+)..........       797,835
                                           ------------
                                             15,264,315
                                           ------------

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. TREASURY OBLIGATIONS, CONTINUED
U.S. Treasury STRIPS (0.2%):
$   325,000   1.90%, 2/15/25,(b)(+)......       134,202
    295,000   1.92%, 2/15/25,(b)(+)......       121,359
    225,000   1.73%, 2/15/27,(b).........        85,049
                                           ------------
                                                340,610
                                           ------------
  Total U.S. Treasury Obligations
    (Cost $19,153,708)                       19,187,865
                                           ------------
DEPOSIT ACCOUNT (0.0%):
     71,380   NTRS London Deposit
                Account..................        71,380
                                           ------------
  Total Deposit Account
    (Cost $71,380)                               71,380
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (16.5%):
 26,847,798   Northern Trust
                Institutional Liquid
                Assets Portfolio.........    26,847,798
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $26,847,798)                       26,847,798
                                           ------------
  Total Investments
    (Cost $182,612,992)(a)--118.0%          191,945,302
  Liabilities in excess of other
    assets--(18.0)%                         (29,274,295)
                                           ------------
  Net Assets--100.0%                       $162,671,007
                                           ============

------------

Percentages indicated are based on net assets of $162,671,007.

*  Non-income producing security.

(+)  All or a portion of security is loaned as of December 31, 2005.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $311,097. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $11,588,199
    Unrealized depreciation...................   (2,566,986)
                                                -----------
    Net unrealized appreciation...............  $ 9,021,213
                                                ===========

(b) The rate presented represents the effective yield at December 31, 2005.

(c) Zero Coupon Bond.

continued
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

   The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     -----------
    United States.............................      87.4%
    Netherlands...............................       2.8
    Germany...................................       2.7
    United Kingdom............................       2.6
    Switzerland...............................       1.6
    France....................................       1.5
    Japan.....................................       0.6
    Bermuda...................................       0.5
    Luxembourg................................       0.1
    Qatar.....................................       0.1
    Canada....................................       0.1
                                                   -----
                                                   100.0%
                                                   =====

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                                EQUITY AND
                                                                INCOME FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $182,612,992
                                                               ============
Investments, at value*......................................   $191,945,302
Interest and dividends receivable...........................        562,923
Receivable for capital shares issued........................         93,551
Receivable for investments sold.............................        498,248
                                                               ------------
  Total Assets..............................................    193,100,024
                                                               ------------

LIABILITIES
Payable for investments purchased...........................      3,388,113
Payable for capital shares redeemed.........................             76
Payable for return of cash collateral received..............     26,847,798
Manager fees payable........................................        102,410
Administration fees payable.................................         11,126
Distribution fees payable...................................         34,137
Other accrued liabilities...................................         45,357
                                                               ------------
  Total Liabilities.........................................     30,429,017
                                                               ------------
NET ASSETS..................................................   $162,671,007
                                                               ============

NET ASSETS CONSIST OF:
  Capital...................................................   $148,380,070
  Undistributed net investment income.......................      1,926,559
  Undistributed net realized gains/(losses) on
     investments............................................      3,032,068
  Net unrealized appreciation/(depreciation) on
     investments............................................      9,332,310
                                                               ------------
NET ASSETS..................................................   $162,671,007
                                                               ============
Shares of beneficial interest...............................     14,047,822
Net Asset Value (offering and redemption price per share)...   $      11.58
                                                               ============

------------
*   Includes securities on loan of $33,320,406.

See accompanying notes to the financial statements.
 12

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                                EQUITY AND
                                                                INCOME FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $1,412,004
Dividends...................................................     1,967,227
Income from securities lending..............................        17,740
                                                                ----------
  Total Investment Income...................................     3,396,971
                                                                ----------
EXPENSES:
Manager fees................................................       930,930
Administration fees.........................................        87,082
Distribution fees...........................................       310,310
Fund accounting fees........................................        26,466
Compliance services fees....................................         2,953
Custodian fees..............................................        31,907
Legal fees..................................................        15,056
Shareholder reports.........................................        20,339
Recoupment of prior expenses reimbursed by the Manager......         4,487
Other expenses..............................................        41,495
                                                                ----------
  Total Expenses............................................     1,471,025
                                                                ----------
NET INVESTMENT INCOME/(LOSS)................................     1,925,946
                                                                ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security and foreign currency
  transactions..............................................     3,110,421
Change in unrealized appreciation/depreciation on securities
  and foreign currency......................................     4,159,533
                                                                ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     7,269,954
                                                                ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $9,195,900
                                                                ==========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     USAZ VAN KAMPEN
                                                                 EQUITY AND INCOME FUND
                                                              -----------------------------
                                                               YEAR ENDED    MAY 3, 2004 TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005          2004(A)
                                                              ------------   --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  1,925,946    $   378,029
  Net realized gains/(losses) on security and foreign
     currency transactions..................................     3,110,421         89,255
  Change in unrealized appreciation/depreciation on
     securities and foreign currency........................     4,159,533      5,172,777
                                                              ------------    -----------
  Change in net assets resulting from operations............     9,195,900      5,640,061
                                                              ------------    -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................            --       (389,202)
  From net realized gains...................................      (166,995)            --
                                                              ------------    -----------
  Change in net assets resulting from dividends to
     shareholders...........................................      (166,995)      (389,202)
                                                              ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    76,321,947     76,697,529
  Proceeds from dividends reinvested........................       556,197             --
  Cost of shares redeemed...................................    (4,454,222)      (730,208)
                                                              ------------    -----------
  Change in net assets from capital transactions............    72,423,922     75,967,321
                                                              ------------    -----------
  Change in net assets......................................    81,452,827     81,218,180
NET ASSETS:
  Beginning of period.......................................    81,218,180             --
                                                              ------------    -----------
  End of period.............................................  $162,671,007    $81,218,180
                                                              ============    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $  1,926,559             --
                                                              ============    ===========
SHARE TRANSACTIONS:
  Shares issued.............................................     6,916,106      7,551,384
  Dividends reinvested......................................        50,448             --
  Shares redeemed...........................................      (397,382)       (72,734)
                                                              ------------    -----------
  Change in shares..........................................     6,569,172      7,478,650
                                                              ============    ===========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 14

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED    MAY 3, 2004 TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2005          2004(A)
                                                    ------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  10.86        $ 10.00
                                                      --------        -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................        0.14           0.05
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................        0.59           0.86
                                                      --------        -------
  Total from Investment Activities................        0.73           0.91
                                                      --------        -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................          --          (0.05)
  Net Realized Gains..............................       (0.01)            --
                                                      --------        -------
  Total Dividends.................................       (0.01)         (0.05)
                                                      --------        -------
NET ASSET VALUE, END OF PERIOD....................    $  11.58        $ 10.86
                                                      ========        =======
TOTAL RETURN*(b)..................................        6.75%          9.12%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................    $162,671        $81,218
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................        1.55%          1.40%
Expenses Before Waivers/Reimbursements**(c).......        1.18%          1.22%
Expenses Net of Waivers/Reimbursements(c).........        1.18%          1.20%
Portfolio Turnover Rate(b)........................       46.94%         44.65%

------------
* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Equity and Income Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Equity and Income Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Van Kampen Equity and Income Fund......................  $34,245,951      $33,320,406

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio and the non-cash collateral represented short term instruments from Citigroup, Goldman Sachs, U.S. Treasury Notes, and U.S. Treasury Inflation-Indexed Notes at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Van Kampen Equity and Income Fund......................     0.75%          1.20%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, the Fund repaid the Manager $4,487 for fees that were previously reimbursed by the Manager. At December 31, 2005, there were no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $8,035 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term and U.S. Government securities) were as follows:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Van Kampen Equity and Income Fund......................  $97,198,848   $41,496,687

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EQUITY AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  For the period ended December 31, 2005, Purchases and sales on long-term U.S. Government Securities were as follow:

                                                                  PURCHASES       SALES
                                                                 -----------   -----------
   USAZ Van Kampen Equity and Income Fund......................  $20,479,119   $12,044,379

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's Policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $166,995 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As if December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Van Kampen Equity and
     Income Fund................   $2,601,876      $2,667,848     $5,269,724      $9,021,213      $14,290,937

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sites.

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 70.55% of the total ordinary income distributions paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Equity and Income Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99      Retired; Board Member of         30              None
   79 Dorchester Rd.                                                Capital Re Corporation
   Darien, CT 06820                                                 from 1995 to December
                                                                    1999; Retired from J.P.
                                                                    Morgan after 34 years.



   Roger Gelfenbien, Age 62    Trustee             Since 10/99      Retired; Partner of              30        Webster Financial
   23680 Peppermill Court                                           Accenture from 1983 to                       Phoenix Edge
   Bonita Springs, FL 34134                                         August 1999.                               Funds (32 Funds)



   Dickson W. Lewis, Age 57    Trustee              Since 2/04      Vice President/General           30              None
   2355 Abingdon Way                                                Manager of Jostens, Inc.,
   Long Lake, MN 55356                                              a manufacturer of school
                                                                    products, 2001 to Present;
                                                                    Senior Vice President of
                                                                    Fortis Group, a Life
                                                                    Insurance and Securities
                                                                    company, 1997 to 2001;
                                                                    Consultant to Hartford
                                                                    Insurance Co., 2001



   Claire R. Leonardi, Age 50  Trustee              Since 2/04      General Partner of               30        University of CT
   Kickerville Rd                                                   Fairview Capital, L.P., a                    Health Center
   Long Lake, NY 12847                                              venture capital
                                                                    fund-of-funds, 9/94 to
                                                                    present



   Arthur C. Reeds III, Age    Trustee             Since 10/99      Retired Senior Investment        30        Connecticut Water
   61                                                               Officer, Hartford                            Service, Inc.
   44 Foxboro Rd,                                                   Foundation for Public
   Essex, CT 06426                                                  Giving from September 2000
                                                                    to January 2003; Chairman,
                                                                    Chief Executive and
                                                                    President of Conning Corp.
                                                                    from September 1999 to
                                                                    March 2000; Investment
                                                                    Consultant from 1997 to
                                                                    September 1999



   Peter W. McClean, Age 62    Trustee              Since 2/04      Retired; President and CEO       30              Cyrus
   18 Covewood Drive                                                of Measurisk, a market                     Reinsurrance MoA
   Rowayton, CT 06853                                               risk information company,                     Hospitality
                                                                    2003 to 2005; Chief Risk                    Energy Capital,
                                                                    Management Officer at Bank                   LLC Advisory
                                                                    of Bermuda, Ltd., 4/96 to                        Board
                                                                    8/01

INTERESTED TRUSTEES**

                                                                                                 NUMBER OF
                                POSITION(S)                                                      PORTFOLIOS
                                 HELD WITH                                                      OVERSEEN FOR
                                 USALLIANZ           TERM OF                                     USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP     OFFICE/LENGTH OF     PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST       TIME SERVED***      DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   -----------------   --------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05      Senior Vice President,           30              None
   5701 Golden Hills Drive                                          Senior Financial Officer,
   Minneapolis, MN 55416                                            Allianz Life Insurance
                                                                    Company of North America
                                                                    from August 2005 to
                                                                    present. Senior Vice
                                                                    President and Chief
                                                                    Financial Officer,
                                                                    USAllianz Investor
                                                                    Services, LLC and Vice
                                                                    President, Allianz Life
                                                                    from July 1999 to August
                                                                    2005



   Jeffrey Kletti, Age 39      Chairman of          Since 2/04      Senior Vice President            30              None
   5701 Golden Hills Drive     the Board and                        Advisory Management,
   Minneapolis, MN 55416       President                            USAllianz Advisers 2000 to
                                                                    present; formerly, 2nd
                                                                    Vice President of Mutual
                                                                    Fund Marketing, Fortis
                                                                    Financial Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498



   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219



   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219



   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.   ANNRPT1205 2/06


                               USAZ(R) VAN KAMPEN
                              GLOBAL FRANCHISE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 4

                       Statement of Assets and Liabilities
                                     Page 6

                             Statement of Operations
                                     Page 7

                       Statements of Changes in Net Assets
                                     Page 8

                              Financial Highlights
                                     Page 9

                        Notes to the Financial Statements
                                     Page 10

             Report of Independent Registered Public Accounting Firm
                                     Page 14

           Approval of Investment Advisory and Sub advisory Agreements
                                     Page 15

                     Information about Trustees and Officers
                                     Page 19

                                Other Information
                                     Page 20

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN GLOBAL FRANCHISE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Global Franchise Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Van Kampen Global Franchise Fund gained 11.64%, that compared to a 9.49% return for its benchmark, the MSCI World Index(1).

Global stocks posted strong returns during 2005, as investors, encouraged by improving economies in the U.S., Japan, Europe and elsewhere, bid up stock prices. Energy stocks led world markets, while the materials and utilities sectors also performed well. Telecommunications services, consumer discretionary and information technology stocks trailed the market's other sectors.

The Fund's managers held zero allocations in the lagging telecommunications services and information technology sectors, and that positioning boosted returns against the benchmark. Stock selection in the consumer staples and industrials sectors also helped this Fund outperform its benchmark.*

The Fund held an underweight position in energy stocks during the period under review. The Fund's relatively small allocation in that market-leading sector weighed on returns versus the MSCI World Index. Certain holdings in the media industry also held back relative gains.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

 * The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) VAN KAMPEN GLOBAL FRANCHISE FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) Van Kampen Global Franchise Fund     MSCI World Index
               ----------------------------------------     ----------------
5/01/2003                      10000                              10000
                               10565                              10751
                               10825                              11271
12/03                          12390                              12879
                               12641                              13216
                               13031                              13332
                               12410                              13198
12/04                          13903                              14774
                               14263                              14611
                               14443                              14672
                               15145                              15696
12/31/2005                     15521                              16176

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

                                                                  SINCE
                                                     1          INCEPTION
                                                    YEAR         (5/1/03)
                                                   -----       ----------
USAZ(R) Van Kampen Global Franchise Fund           11.64%          17.91%
MSCI World Index                                    9.49%          19.69%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Global Franchise Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Global Franchise Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Global Franchise
     Fund...............................    $1,000.00       $1,074.60           $7.32               1.40%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Global Franchise Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Global Franchise
     Fund...............................    $1,000.00       $1,018.15           $7.12               1.40%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  The USAZ Van Kampen Global Franchise Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                                PERCENT OF
   USAZ VAN KAMPEN GLOBAL FRANCHISE FUND       NET ASSETS*
   -------------------------------------       ------------
   Consumer Discretionary....................      14.7%
   Consumer Staples..........................      55.9
   Health Care...............................      16.9
   Industrials...............................       4.0
   Materials.................................       2.1
   Short-Term Investments....................       6.3
                                                   ----
                                                   99.9%
                                                   ====

   * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (93.6%):
Consumer Discretionary (14.7%):
   487,640   GCap Media plc..............  $  2,437,330
   120,459   Harley-Davidson, Inc. ......     6,202,434
   205,147   New York Times Co., Class
               A.........................     5,426,138
   424,991   Reed Elsevier NV............     5,935,859
   343,266   SMG plc.....................       507,282
   232,016   Torstar Corp., Class B......     4,419,923
   366,471   Wolters Kluwer CVA NV.......     7,408,758
   491,239   WPP Group plc...............     5,315,386
                                           ------------
                                             37,653,110
                                           ------------
Consumer Staples (55.9%):
   175,823   Altadis SA..................     7,975,465
   147,698   Altria Group, Inc. .........    11,035,995
   794,951   British American Tobacco
               plc.......................    17,811,579
    99,170   Brown-Forman Corp., Class
               B.........................     6,874,464
 1,456,975   Cadbury Schweppes plc.......    13,761,720
   632,048   Diageo plc..................     9,153,647
    80,013   Groupe Danone...............     8,400,342
   258,992   Imperial Tobacco Group
               plc.......................     7,732,477
   119,422   Kimberly-Clark Corp. .......     7,123,522
   200,378   Koninklijke Numico NV *.....     8,294,115
    28,276   Nestle SA, Registered
               Shares....................     8,446,161
    34,378   Pernod-Ricard SA............     5,998,486
   433,231   Reckitt Benckiser plc.......    14,292,725
   871,702   Swedish Match AB............    10,266,909
   597,425   Unilever plc................     5,924,633
                                           ------------
                                            143,092,240
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS, CONTINUED
Health Care (16.9%):
   275,674   Bristol-Myers Squibb Co. ...  $  6,334,989
   269,712   GlaxoSmithKline plc.........     6,809,524
   233,155   Merck & Company, Inc. ......     7,416,660
   133,758   Novartis AG, Registered
               Shares....................     7,026,552
   403,387   Pfizer, Inc. ...............     9,406,984
    69,945   Sanofi-Aventis..............     6,127,327
                                           ------------
                                             43,122,036
                                           ------------
Industrials (4.0%):
   245,793   Kone Oyj, B Shares*.........     9,751,610
    15,041   Zardoya Otis SA.............       380,960
                                           ------------
                                             10,132,570
                                           ------------
Materials (2.1%):
   116,172   Scotts Miracle-Gro Co.,
               Class A...................     5,255,621
                                           ------------
  Total Common Stocks
    (Cost $215,813,847)                     239,255,577
                                           ------------
DEPOSIT ACCOUNT (6.3%):
16,165,828   NTRS London Deposit
               Account...................    16,165,828
                                           ------------
  Total Deposit Account
    (Cost $16,165,828)                       16,165,828
                                           ------------
  Total Investments
  (Cost $231,979,675)(a)--99.9%             255,421,405
  Other assets in excess of
    liabilities--0.1%                           161,605
                                           ------------
  Net Assets--100.0%                       $255,583,010
                                           ============

------------
Percentages indicated are based on net assets of $255,583,010.

*  Non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $355,506. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $27,452,340
    Unrealized depreciation...................   (4,366,116)
                                                -----------
    Net unrealized appreciation...............  $23,086,224
                                                ===========

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT

                                                                                                      UNREALIZED
                                                          DELIVERY                                   APPRECIATION/
                                                            DATE     CONTRACT AMOUNT   FAIR VALUE    DEPRECIATION
                                                          --------   ---------------   -----------   -------------
    SHORT
    Receive US Dollars in exchange for 19,845,000
      British Pounds....................................  01/23/06     $34,968,875     $34,131,425     $837,450

continued
 4

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

   COUNTRY                                      PERCENTAGE
   -------                                      ----------
   United Kingdom............................      32.8%
   United States.............................      31.8
   Netherlands...............................       8.5
   France....................................       8.0
   Switzerland...............................       6.1
   Sweden....................................       4.0
   Finland...................................       3.8
   Spain.....................................       3.3
   Canada....................................       1.7
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                              GLOBAL FRANCHISE
                                                                    FUND
                                                              ----------------
ASSETS
Investments, at cost........................................    $231,979,675
                                                                ============
Investments, at value.......................................    $255,421,405
Foreign currency, at value (cost $78,297)...................          77,375
Interest and dividends receivable...........................         437,582
Unrealized appreciation for forward exchange contracts......         837,450
Reclaim receivable..........................................          57,773
                                                                ------------
  Total Assets..............................................     256,831,585
                                                                ------------

LIABILITIES
Payable for capital shares redeemed.........................         881,104
Manager fees payable........................................         202,549
Administration fees payable.................................          14,791
Distribution fees payable...................................          53,302
Other accrued liabilities...................................          96,829
                                                                ------------
  Total Liabilities.........................................       1,248,575
                                                                ------------
NET ASSETS..................................................    $255,583,010
                                                                ============
NET ASSETS CONSIST OF:
  Capital...................................................     221,700,565
  Undistributed net investment income/(loss)................       3,956,180
  Undistributed net realized gains/(losses) on
     investments............................................       5,655,499
  Net unrealized appreciation/(depreciation) on
     investments............................................      24,270,766
                                                                ------------
NET ASSETS..................................................    $255,583,010
                                                                ============
Shares of beneficial interest...............................      16,527,535
Net Asset Value (offering and redemption price per share)...    $      15.46
                                                                ============

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                              GLOBAL FRANCHISE
                                                                    FUND
                                                              ----------------
INVESTMENT INCOME:
Dividends...................................................    $ 5,244,236
Foreign tax withholding.....................................       (241,243)
Income from securities lending..............................          6,645
                                                                -----------
  Total Investment Income...................................      5,009,638
                                                                -----------
EXPENSES:
Manager fees................................................      1,823,523
Administration fees.........................................        135,074
Distribution fees...........................................        479,873
Compliance services fees....................................          4,169
Custodian fees..............................................        101,133
Legal fees..................................................         22,303
Shareholder reports.........................................         32,656
Recoupment of prior expenses reimbursed by the Manager......         51,078
Other expenses..............................................         85,362
                                                                -----------
  Total expenses before reductions..........................      2,735,171
  Less expenses paid indirectly.............................         (7,011)
                                                                -----------
  Net Expenses..............................................      2,728,160
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................      2,281,478
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security and foreign currency
  transactions..............................................      6,149,385
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................     12,683,961
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     18,833,346
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $21,114,824
                                                                ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                 GLOBAL FRANCHISE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  2,281,478   $    523,605
  Net realized gains/(losses) on security and foreign
     currency transactions..................................     6,149,385        700,567
  Change in unrealized appreciation/depreciation on
     securities and foreign currency........................    12,683,961      8,936,602
                                                              ------------   ------------
  Change in net assets resulting from operations............    21,114,824     10,160,774
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains...................................      (542,302)            --
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................      (542,302)            --
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   126,772,257     96,080,357
  Proceeds from dividends reinvested........................       542,302          5,889
  Cost of shares redeemed...................................   (15,122,489)    (7,410,822)
                                                              ------------   ------------
  Change in net assets from capital transactions............   112,192,070     88,675,424
                                                              ------------   ------------
  Change in net assets......................................   132,764,592     98,836,198
NET ASSETS:
  Beginning of period.......................................   122,818,418     23,982,220
                                                              ------------   ------------
  End of period.............................................  $255,583,010   $122,818,418
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $  3,956,180   $  1,183,062
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     8,670,432      7,501,373
  Dividends reinvested......................................        35,938            476
  Shares redeemed...........................................    (1,029,452)      (590,175)
                                                              ------------   ------------
  Change in shares..........................................     7,676,918      6,911,674
                                                              ============   ============

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED
                                                        DECEMBER 31,        MAY 1, 2003 TO
                                                    ---------------------    DECEMBER 31,
                                                      2005         2004        2003(A)
                                                    --------     --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  13.88     $  12.37      $ 10.00
                                                    --------     --------      -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)....................      0.08         0.08         0.02
  Net Realized and Unrealized Gains/(Losses) on
     Investments..................................      1.54         1.43         2.36
                                                    --------     --------      -------
  Total from Investment Activities................      1.62         1.51         2.38
                                                    --------     --------      -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income...........................        --           --        (0.01)
  Net Realized Gains..............................     (0.04)          --           --*
                                                    --------     --------      -------
  Total Dividends.................................     (0.04)          --        (0.01)
                                                    --------     --------      -------
NET ASSET VALUE, END OF PERIOD....................  $  15.46     $  13.88      $ 12.37
                                                    ========     ========      =======
TOTAL RETURN**(b).................................     11.64%       12.21%       23.90%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)................  $255,583     $122,818      $23,982
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).......................      1.19%        0.80%        0.57%
Expenses Before Waivers/Reimbursements***(c)......      1.42%        1.48%        1.70%
Expenses Net of Waivers/Reimbursements(c).........      1.42%(d)     1.44%        1.35%
Portfolio Turnover Rate(b)........................     16.33%        9.40%        3.31%

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  The net expense ratio, prior to expenses paid indirectly, was 1.42%.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Global Franchise Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Global Franchise Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the NY Stock Exchange (4 PM Eastern
  Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had no loans outstanding.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the annual rate due to the Manager and the annual expense limit were as follows:

                                                                 ANNUAL RATE   EXPENSE LIMIT
                                                                 -----------   -------------
   USAZ Van Kampen Global Franchise Fund.......................     0.95%          1.45%

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, The Fund repaid the Manager $51,078 for fees that were previously reimbursed by the Manager. At December 31, 2005, there were no reimbursements that may potentially be made in subsequent years.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $11,555 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

  For the year ended December 31, 2005, the Fund paid approximately $950 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund's portfolio investments.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   -----------
   USAZ Van Kampen Global Franchise Fund.......................  $133,767,181   $29,133,766

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $542,302 related to net long term capital gains and for the year ended December 31, 2004 $5,889 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                      ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                       INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                    -------------   -------------   -----------   ---------------   -----------
   USAZ Van Kampen Global
     Franchise Fund...............   $5,693,946      $5,110,689     $10,804,635     $23,077,810     $33,882,445

  (a) The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses and wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Global Franchise Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99     Retired; Board Member of           30              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.



   Roger Gelfenbien, Age 62    Trustee           Since 10/99     Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                        Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                      August 1999.                                 Funds (32 Funds)



   Dickson W. Lewis, Age 57    Trustee            Since 2/04     Vice President/General             30              None
   2355 Abingdon Way                                             Manager of Jostens, Inc., a
   Long Lake, MN 55356                                           manufacturer of school
                                                                 products, 2001 to Present;
                                                                 Senior Vice President of
                                                                 Fortis Group, a Life
                                                                 Insurance and Securities
                                                                 company, 1997 to 2001;
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001



   Claire R. Leonardi, Age 50  Trustee            Since 2/04     General Partner of Fairview        30        University of CT
   Kickerville Rd                                                Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                           capital fund-of-funds, 9/94
                                                                 to present



   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          30        Connecticut Water
   61                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999



   Peter W. McClean, Age 62    Trustee            Since 2/04     Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                             of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                            information company, 2003 to                    Hospitality
                                                                 2005; Chief Risk Management                   Energy Capital,
                                                                 Officer at Bank of Bermuda,                    LLC Advisory
                                                                 Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005



   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498

   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219

   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219

   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.         ANNRPT1205 2/06

                               USAZ(R) VAN KAMPEN
                             GROWTH AND INCOME FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 16

           Approval of Investment Advisory and Sub advisory Agreements
                                     Page 17

                     Information about Trustees and Officers
                                     Page 21

                                Other Information
                                     Page 22

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN GROWTH AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Subadviser to the Fund.

Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Van Kampen Growth and Income Fund gained 9.24%, compared to the 7.05% return of its benchmark, the Russell 1000(R) Value Index(1).

Strong returns by value stocks boosted the Fund's returns, while smaller stocks' market-leading performance did not favor this large-cap portfolio. The Fund's positions in the financial services, energy and industrials sectors provided the largest positive contributions to its absolute return. The Fund's stakes in technology and basic materials stocks contributed the smallest amount to its gains.*

The Fund's overweight position in the energy sector helped its returns against the benchmark. The Fund's underweight in financial services also added to relative returns. Meanwhile, the Fund's relatively high stakes in the health-care, consumer discretionary, technology and materials sectors proved disadvantageous relative to the benchmark. Underweight stakes in industrials and utilities also detracted from the Fund's returns relative to its benchmark.*

Stock selection boosted the Fund's returns across a number of sectors, including telecommunications services and industrials. The Fund's holdings in basic materials, technology and consumer staples lagged the respective sectors in the index.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

* The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell 1000(R) Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USAZ(R) VAN KAMPEN GROWTH AND INCOME FUND REVIEW

FUND OBJECTIVE

The Fund's investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) Van Kampen Growth and Income Fund    Russell 1000(R) Value Index
               -----------------------------------------    ---------------------------
5/01/2001                      10000                                  10000
                               10138                                   9998
                                9097                                   8903
12/01                           9759                                   9559
                               10186                                   9951
                                9352                                   9103
                                7692                                   7394
12/02                           8323                                   8076
                                7912                                   7683
                                9172                                   9010
                                9385                                   9196
12/03                          10609                                  10501
                               10797                                  10819
                               10955                                  10914
                               10976                                  11082
12/04                          12075                                  12233
                               12044                                  12243
                               12311                                  12448
                               13009                                  12932
12/31/2005                     13190                                  13095

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

                                                                           SINCE
                                                   1           3         INCEPTION
                                                  YEAR        YEAR        (5/1/01)
                                                 -----       -----       ---------
USAZ(R) Van Kampen Growth and Income Fund         9.24%      16.59%        6.11%
Russell 1000(R) Value Index                       7.05%      17.49%        5.95%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Growth and Income Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Growth and Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Growth and Income
     Fund...............................    $1,000.00       $1,071.40           $6.21               1.19%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Growth and Income Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Growth and Income
     Fund...............................    $1,000.00       $1,019.21           $6.06               1.19%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

   USAZ VAN KAMPEN GROWTH AND                   PERCENT OF
   INCOME FUND                                 NET ASSETS*
   ------------------------------------------  ------------
   Auto & Transportation.....................       0.9%
   Consumer Discretionary....................      10.9
   Consumer Staples..........................       7.9
   Energy....................................       7.8
   Financials................................      24.9
   Health Care...............................      15.0
   Industrials...............................       7.6
   Information Technology....................       6.3
   Materials.................................       5.4
   Telecommunications Services...............       5.4
   Utilities.................................       3.1
   Federal Home Loan Bank....................       6.6
   Short-Term Investments....................       8.8
                                                  -----
                                                  110.6%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (95.2%):
Auto & Transportation (0.9%):
     99,910   Honda Motor Company, Ltd.
                ADR(+)...................  $  2,894,393
                                           ------------
Consumer Discretionary (10.9%):
     26,260   Avon Products, Inc. .......       749,723
     24,650   CCE Spinco, Inc.*..........       322,915
    208,210   Clear Channel
                Communications,
                Inc.(+)..................     6,548,205
     57,290   Kohl's Corp.*..............     2,784,294
     49,150   McDonald's Corp. ..........     1,657,338
     40,040   Office Depot, Inc.*........     1,257,256
    445,700   Time Warner, Inc. .........     7,773,008
    112,640   Viacom, Inc., Class B......     3,672,064
    104,930   Wal-Mart Stores, Inc. .....     4,910,724
    200,400   Walt Disney Co.*...........     4,803,588
                                           ------------
                                             34,479,115
                                           ------------
Consumer Staples (7.9%):
     58,830   Altria Group, Inc. ........     4,395,778
     82,710   Cadbury Schweppes plc,
                ADR(+)...................     3,166,966
    119,770   Coca-Cola Co. .............     4,827,928
     42,210   Diageo plc, ADR(+).........     2,460,843
     44,020   Procter & Gamble Co. ......     2,547,878
    111,090   Unilever NV, NY Shares.....     7,626,328
                                           ------------
                                             25,025,721
                                           ------------
Energy (7.8%):
     73,530   BP plc, ADR................     4,722,097
     82,168   ConocoPhillips.............     4,780,534
     34,502   Exxon Mobil Corp. .........     1,937,977
     83,450   Royal Dutch Shell plc,
                ADR......................     5,131,341
     66,410   Schlumberger, Ltd. ........     6,451,731
     31,120   Valero Energy Corp. .......     1,605,792
                                           ------------
                                             24,629,472
                                           ------------
Financials (24.9%):
      8,650   ACE, Ltd. .................       462,256
     84,110   Aegon NV...................     1,372,675
    103,170   Bank of America Corp. .....     4,761,296
    316,840   Charles Schwab Corp. ......     4,648,043
     50,250   Chubb Corp. ...............     4,906,913
     47,480   CIGNA Corp. ...............     5,303,516
    168,810   Citigroup, Inc. ...........     8,192,348
     91,050   Freddie Mac................     5,950,117
     16,750   Goldman Sachs Group,
                Inc. ....................     2,139,143
     36,750   Hartford Financial Services
                Group, Inc. .............     3,156,458
    252,736   J.P. Morgan Chase & Co. ...    10,031,091
    115,440   Marsh & McLennan Companies,
                Inc. ....................     3,666,374
     36,660   MBNA Corp. ................       995,686
    125,390   Merrill Lynch & Company,
                Inc. ....................     8,492,664
     51,480   PNC Financial Services
                Group....................     3,183,008
    129,328   St. Paul Travelers
                Companies, Inc. .........     5,777,082
     61,690   State Street Corp. ........     3,420,094
     32,250   XL Capital, Ltd., Class
                A........................     2,173,005
                                           ------------
                                             78,631,769
                                           ------------
Health Care (15.0%):
     41,420   Bausch & Lomb, Inc.(+).....     2,812,418
     45,120   Boston Scientific Corp.*...     1,104,989
    319,000   Bristol-Myers Squibb
                Co. .....................     7,330,620
     75,940   Chiron Corp.*..............     3,376,292
     93,810   Eli Lilly & Co. ...........     5,308,708
     58,850   GlaxoSmithKline plc, ADR...     2,970,748
    104,990   Roche Holding AG, ADR(+)...     7,858,617
     87,130   Sanofi-Aventis, ADR(+).....     3,825,007
    371,670   Schering-Plough Corp. .....     7,749,320
    109,930   Wyeth......................     5,064,475
                                           ------------
                                             47,401,194
                                           ------------
Industrials (7.6%):
     50,170   Applera Corp. .............     1,332,515
    226,690   General Electric Co. ......     7,945,485
     67,710   Ingersoll Rand Co. ........     2,733,453
     55,810   Northrop Grumman Corp. ....     3,354,739
     81,400   Raytheon Co. ..............     3,268,210
     61,960   Siemens AG, ADR(+).........     5,303,156
                                           ------------
                                             23,937,558
                                           ------------
Information Technology (6.3%):
    107,080   Hewlett-Packard Co. .......     3,065,700
    168,380   Intel Corp. ...............     4,202,765
    265,360   Micron Technology, Inc.*...     3,531,942
    120,160   Motorola, Inc. ............     2,714,414
    356,980   Symantec Corp.*............     6,247,150
                                           ------------
                                             19,761,971
                                           ------------


                                               FAIR
  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS, CONTINUED
Information Technology (6.3%):
Materials (5.4%):
    191,070   Bayer AG, ADR(+)...........  $  7,979,083
     66,330   Dow Chemical Co. ..........     2,906,581
     19,107   Lanxess*...................       606,575
    101,190   Newmont Mining Corp. ......     5,403,546
                                           ------------
                                             16,895,785
                                           ------------
Telecommunication Services (5.4%):
    146,770   France Telecom SA,
                ADR(+)...................     3,645,767
    324,145   Sprint Nextel Corp. .......     7,572,027
    193,490   Verizon Communications,
                Inc. ....................     5,827,919
                                           ------------
                                             17,045,713
                                           ------------
Utilities (3.1%):
     80,630   American Electric Power
                Company, Inc. ...........     2,990,567
     54,100   Entergy Corp. .............     3,713,965
     62,170   FirstEnergy Corp. .........     3,045,708
                                           ------------
                                              9,750,240
                                           ------------
  Total Common Stocks
    (Cost $263,769,333)                     300,452,931
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL                                     FAIR
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (6.6%):
Federal Home Loan Bank (6.6%):
$20,700,000   Federal Home Loan Discount
                Note, 3.45%, 1/3/06(b)...  $ 20,700,000
                                           ------------
  Total U.S. Government Sponsored
Enterprises
    (Cost $20,696,090)
                                             20,700,000
                                           ------------

DEPOSIT ACCOUNT (0.0%):
     80,760   NTRS London Deposit
                Account..................        80,760
                                           ------------
  Total Deposit Account
    (Cost $80,760)                               80,760
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (8.8%):
 27,850,076   Northern Trust
                Institutional Liquid
                Assets Portfolio.........  $ 27,850,076
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $27,850,076)                       27,850,076
                                           ------------
  Total Investments
    (Cost $312,396,259)(a)--110.6%          349,083,767



  Liabilities in excess of other
assets--(10.6)%                             (33,546,241)
                                           ------------




  Net Assets--100.0%                       $315,537,526
                                           ============


------------

     Percentages indicated are based on net assets of $315,537,526.
*    Non-income producing security.
(+) All or a portion of security is loaned as of December 31, 2005.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately
     $1,236,713. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $41,387,725
    Unrealized depreciation...................   (5,936,930)
                                                -----------
    Net unrealized appreciation...............  $35,450,795
                                                ===========

(b) The rate presented represents the effective yield at December 31, 2005.

     The following represents the concentrations by country as of December 31, 2005 based upon the total fair value of investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     80.5%
    Netherlands...............................      4.4
    Germany...................................      4.3
    United Kingdom............................      4.2
    Switzerland...............................      2.5
    France....................................      2.3
    Bermuda...................................      0.9
    Japan.....................................      0.9
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                                GROWTH AND
                                                                INCOME FUND
                                                              ---------------
ASSETS
Investments, at cost........................................   $312,396,259
                                                               ============
Investments, at value*......................................   $349,083,767
Interest and dividends receivable...........................        351,214
Receivable for capital shares issued........................        554,620
                                                               ------------
  Total Assets..............................................    349,989,601
                                                               ------------
LIABILITIES
Payable for investments purchased...........................      6,219,530
Payable for capital shares redeemed.........................            291
Payable for return of cash collateral received..............     27,850,076
Manager fees payable........................................        215,882
Administration fees payable.................................         16,804
Distribution fees payable...................................         66,630
Other accrued liabilities...................................         82,862
                                                               ------------
  Total Liabilities.........................................     34,452,075
                                                               ------------
NET ASSETS..................................................   $315,537,526
                                                               ============
NET ASSETS CONSIST OF:
  Capital...................................................   $257,386,144
  Undistributed net investment income/(loss)................      2,738,540
  Undistributed net realized gains/(losses) on investment
     transactions...........................................     18,725,334
  Net unrealized appreciation/(depreciation) on
     investments............................................     36,687,508
                                                               ------------
NET ASSETS..................................................   $315,537,526
                                                               ============
Shares of beneficial interest...............................     25,521,991
Net Asset Value (offering and redemption price per share)...   $      12.36
                                                               ============

------------

*    Includes securities on loan of $28,317,700

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              USAZ VAN KAMPEN
                                                                GROWTH AND
                                                                INCOME FUND
                                                              ---------------
INVESTMENT INCOME:
Interest....................................................    $   529,049
Dividends...................................................      5,341,010
Income from securities lending..............................         16,979
                                                                -----------
     Total Investment Income................................      5,887,038
                                                                -----------
EXPENSES:
Manager fees................................................      2,026,812
Administration fees.........................................        189,446
Distribution fees...........................................        669,117
Audit fees..................................................         24,211
Compliance services fees....................................          6,582
Custodian fees..............................................         40,793
Legal fees..................................................         37,066
Shareholder reports.........................................         44,591
Trustees' fees..............................................         23,489
Recoupment of prior expenses reimbursed by the Manager......         87,403
Other expenses..............................................         62,261
                                                                -----------
  Total expenses before reductions..........................      3,211,771
  Less expenses paid indirectly.............................        (60,759)
                                                                -----------
  Net Expenses..............................................      3,151,012
                                                                -----------
NET INVESTMENT INCOME/(LOSS)................................      2,736,026
                                                                -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security and foreign currency
  transactions..............................................     19,846,618
Change in unrealized appreciation/depreciation on securities
  and foreign currencies....................................      2,043,107
                                                                -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...     21,889,725
                                                                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $24,625,751
                                                                ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              USAZ VAN KAMPEN GROWTH AND
                                                                      INCOME FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $  2,736,026   $  1,578,086
  Net realized gains/(losses) on security and foreign
     currency transactions..................................    19,846,618     11,145,163
  Change in unrealized appreciation/depreciation on
     securities and foreign currencies......................     2,043,107     12,766,811
                                                              ------------   ------------
  Change in net assets resulting from operations............    24,625,751     25,490,060
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income................................      (946,870)      (631,216)
  From net realized gains...................................   (10,134,088)            --
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................   (11,080,958)      (631,216)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    70,706,415     73,527,424
  Proceeds from dividends reinvested........................    11,080,958      1,051,165
  Cost of shares redeemed...................................    (9,043,143)   (16,361,036)
                                                              ------------   ------------
  Change in net assets from capital transactions............    72,744,230     58,217,553
                                                              ------------   ------------
  Change in net assets......................................    86,289,023     83,076,397
NET ASSETS:
  Beginning of period.......................................   229,248,503    146,172,106
                                                              ------------   ------------
  End of period.............................................  $315,537,526   $229,248,503
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $  2,738,540   $    946,870
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................     5,875,513      6,883,118
  Dividends reinvested......................................       910,515         99,908
  Shares redeemed...........................................      (759,192)    (1,579,735)
                                                              ------------   ------------
  Change in shares..........................................     6,026,836      5,403,291
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

                                              YEAR ENDED DECEMBER 31,            MAY 1, 2001 TO
                                      ----------------------------------------    DECEMBER 31,
                                        2005       2004       2003      2002        2001(A)
                                      --------   --------   --------   -------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $  11.76   $  10.37   $   8.21   $  9.70      $ 10.00
                                      --------   --------   --------   -------      -------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss)......      0.10       0.09       0.08      0.07         0.06
  Net Realized and Unrealized
     Gains/(Losses) on
     Investments....................      0.98       1.34       2.16     (1.49)       (0.30)
                                      --------   --------   --------   -------      -------
  Total from Investment
     Activities.....................      1.08       1.43       2.24     (1.42)       (0.24)
                                      --------   --------   --------   -------      -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.............     (0.04)     (0.04)     (0.08)    (0.07)       (0.06)
  Net Realized Gains................     (0.44)        --         --        --           --
                                      --------   --------   --------   -------      -------
  Total Dividends...................     (0.48)     (0.04)     (0.08)    (0.07)       (0.06)
                                      --------   --------   --------   -------      -------
NET ASSET VALUE, END OF PERIOD......  $  12.36   $  11.76   $  10.37   $  8.21      $  9.70
                                      ========   ========   ========   =======      =======
TOTAL RETURN*(b)....................      9.24%     13.82%     27.46%   (14.71)%      (2.71)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net Assets, End of Period
  ($000's)..........................  $315,538   $229,249   $146,172   $47,721      $16,401
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c).........      1.02%      0.87%      1.07%     0.94%        1.00%
Expenses Before Waivers/
  Reimbursements**(c)...............      1.20%      1.21%      1.29%     1.58%        2.71%
Expenses Net of Waivers/
  Reimbursements(c).................      1.18%(d)     1.17%     1.10%    1.10%        1.10%
Portfolio Turnover Rate(b)..........     40.15%     53.80%     57.44%    60.56%       56.31%

------------

* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) The net expense ratio, prior to expenses paid indirectly, was 1.20%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Growth and Income Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Growth and Income Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

  Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a Fair Value Pricing Service to determine the fair value of foreign securities when significant events occur.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  FOREIGN CURRENCY TRANSLATION

  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                   VALUE OF         VALUE OF
                                                                  COLLATERAL    LOANED SECURITIES
                                                                  -----------   -----------------
   USAZ Van Kampen Growth and Income Fund......................   $29,271,750      $28,317,700

  The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio and the non-cash collateral represented short term instruments from U.S. Treasury Bonds and U.S. Treasury Notes at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725%, and over $500 million at 0.675%. The annual expense limit of the Fund was 1.20%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005 The Fund repaid the Manager $87,403 for fees that were previously reimbursed by the Manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ Van Kampen Growth and Income Fund......................   $171,283     $63,948

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $18,951 was paid from the Fund relating to these fees and expenses.

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Van Kampen Growth and Income Fund......................  $162,718,969   $101,376,693

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable Regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $946,870 related to ordinary income and $10,134,088 related to net long term capital gains and for the year ended December 31, 2004 was $1,051,165 related to ordinary income. Total distributions paid may differ from the statement of changes in net assets because dividends are recognized when actually paid for tax purposes.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                  UNDISTRIBUTED   UNDISTRIBUTED                                      TOTAL
                                                    ORDINARY        LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                                     INCOME       CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                                  -------------   -------------   -----------   ---------------   -----------
   USAZ Van Kampen Growth and Income Fund.......   $4,696,063      $18,004,524    $22,700,587     $35,450,795     $58,151,382

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

6. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For corporate shareholders, 100% of the total ordinary income distributions paid during year ended December 31, 2005 qualify for the corporate dividends received deduction.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Growth and Income Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee           Since 10/99     Retired; Board Member of           30              None
   79 Dorchester Rd.                                             Capital Re Corporation from
   Darien, CT 06820                                              1995 to December 1999;
                                                                 Retired from J.P. Morgan
                                                                 after 34 years.
   Roger Gelfenbien, Age 62    Trustee           Since 10/99     Retired; Partner of                30        Webster Financial
   23680 Peppermill Court                                        Accenture from 1983 to                         Phoenix Edge
   Bonita Springs, FL 34134                                      August 1999.                                 Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee            Since 2/04     Vice President/General             30              None
   2355 Abingdon Way                                             Manager of Jostens, Inc., a
   Long Lake, MN 55356                                           manufacturer of school
                                                                 products, 2001 to Present;
                                                                 Senior Vice President of
                                                                 Fortis Group, a Life
                                                                 Insurance and Securities
                                                                 company, 1997 to 2001;
                                                                 Consultant to Hartford
                                                                 Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee            Since 2/04     General Partner of Fairview        30        University of CT
   Kickerville Rd                                                Capital, L.P., a venture                       Health Center
   Long Lake, NY 12847                                           capital fund-of-funds, 9/94
                                                                 to present
   Arthur C. Reeds III, Age    Trustee           Since 10/99     Retired Senior Investment          30        Connecticut Water
   61                                                            Officer, Hartford Foundation                   Service, Inc.
   44 Foxboro Rd,                                                for Public Giving from
   Essex, CT 06426                                               September 2000 to January
                                                                 2003; Chairman, Chief
                                                                 Executive and President of
                                                                 Conning Corp. from September
                                                                 1999 to March 2000;
                                                                 Investment Consultant from
                                                                 1997 to September 1999
   Peter W. McClean, Age 62    Trustee            Since 2/04     Retired; President and CEO         30              Cyrus
   18 Covewood Drive                                             of Measurisk, a market risk                  Reinsurrance MoA
   Rowayton, CT 06853                                            information company, 2003 to                    Hospitality
                                                                 2005; Chief Risk Management                   Energy Capital,
                                                                 Officer at Bank of Bermuda,                    LLC Advisory
                                                                 Ltd., 4/96 to 8/01                                 Board

INTERESTED TRUSTEES**

                                                                                                NUMBER OF
                                POSITION(S)                                                     PORTFOLIOS
                                 HELD WITH         TERM OF                                     OVERSEEN FOR
                                 USALLIANZ      OFFICE/LENGTH                                   USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP        OF TIME         PRINCIPAL OCCUPATION(S)     VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        SERVED***        DURING THE PAST 5 YEARS      FOF TRUST       FUND COMPLEX
   ----------------------      --------------   --------------   ----------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee           Since 06/05     Senior Vice President,             30              None
   5701 Golden Hills Drive                                       Senior Financial Officer,
   Minneapolis, MN 55416                                         Allianz Life Insurance
                                                                 Company of North America
                                                                 from August 2005 to present.
                                                                 Senior Vice President and
                                                                 Chief Financial Officer,
                                                                 USAllianz Investor Services,
                                                                 LLC and Vice President,
                                                                 Allianz Life from July 1999
                                                                 to August 2005
   Jeffrey Kletti, Age 39      Chairman of        Since 2/04     Senior Vice President              30              None
   5701 Golden Hills Drive     the Board and                     Advisory Management,
   Minneapolis, MN 55416       President                         USAllianz Advisers 2000 to
                                                                 present; formerly, 2nd Vice
                                                                 President of Mutual Fund
                                                                 Marketing, Fortis Financial
                                                                 Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                 USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

                               USAZ(R) VAN KAMPEN
                              MID CAP GROWTH FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005

                                                                 USALLIANZ FUNDS

                                TABLE OF CONTENTS

                       Management Discussion and Analysis
                                     Page 1

                   Expense Examples and Portfolio Composition
                                     Page 3

                        Schedule of Portfolio Investments
                                     Page 5

                       Statement of Assets and Liabilities
                                     Page 7

                             Statement of Operations
                                     Page 8

                       Statements of Changes in Net Assets
                                     Page 9

                              Financial Highlights
                                     Page 10

                        Notes to the Financial Statements
                                     Page 11

             Report of Independent Registered Public Accounting Firm
                                     Page 15

           Approval of Investment Advisory and Subadvisory Agreements
                                     Page 16

                     Information about Trustees and Officers
                                     Page 20

                                Other Information
                                    Page 21

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

USAZ(R) VAN KAMPEN MID CAP GROWTH FUND (FORMERLY THE VAN KAMPEN GROWTH FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ(R) Van Kampen Mid Cap Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the 12-month period ended December 31, 2005 the USAZ(R) Van Kampen Mid Cap Growth Fund gained 17.54% compared to a return of 12.10% for the Fund's benchmark, the Russell MidCap(R) Growth Index(1).

The stock market posted moderate returns, led by strong performance among mid-cap stocks. Growth stocks gained strength as the year progressed.

Stock selection helped the Fund outperform its benchmark. Selection within the technology sector especially boosted relative gains, as the Fund's holdings in the computer services, software and systems and communications technology industries produced strong performance. Selection among financial services stocks likewise helped the Fund's relative returns, driven by good results from shares of diversified financial services firms, securities brokerage companies and miscellaneous financial institutions. Security selection in the utilities sector also boosted relative gains.*

The health care sector provided the largest drag on performance. Selection among shares of pharmaceuticals, health care services and biotechnology research and production firms detracted from performance. Sector weightings slowed the Fund's pace, due in part to a significantly overweight position in consumer discretionary stocks. That said, the Fund did benefit from stock selection in the consumer discretionary sector, as its investments in shares of commercial services, retail and casino and gambling companies generally performed well.*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

 * The Fund's portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund's holdings and weightings are as of December 31, 2005.

(1) The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

USAZ(R) VAN KAMPEN MID CAP GROWTH FUND

FUND OBJECTIVE

The Fund's investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its total assets in common stocks and other equity securities of growth companies

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               USAZ(R) Van Kampen Mid Cap Growth Fund      Russell MidCap(R) Growth Index
               --------------------------------------      ------------------------------
5/01/2001                      10000                                   10000
                                9900                                    9958
                                8070                                    7190
12/01                           9610                                    9136
                                9630                                    8974
                                8460                                    7336
                                7130                                    6076
12/02                           7280                                    6632
                                7130                                    6631
                                8090                                    7875
                                8420                                    8439
12/03                           9350                                    9465
                                9840                                    9922
                               10120                                   10027
                               10031                                    9593
12/04                          11335                                   10930
                               11066                                   10747
                               11667                                   11116
                               12629                                   11844
12/31/2005                     13323                                   12252

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                        SINCE
                                                1          3          INCEPTION
                                               YEAR       YEAR        (5/1/01)
                                              ------     ------       ---------
USAZ(R) Van Kampen Mid Cap Growth Fund        17.54%     22.32%         6.34%
Russell MidCap(R) Growth Index                12.10%     22.70%         4.45%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.USALLIANZ.COM.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund's performance is compared to the Russell MidCap(R) Growth Index, an unmanaged index which measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

+ The since inception performance data and hypothetical $10,000 investment for the Russell MidCap(R) Growth Index is calculated from 4/30/01 which is the closest available date for the Index performance.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND

(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED)

  As a shareholder of the USAZ Van Kampen Mid Cap Growth Fund, you incur the following costs: ongoing costs, including management fees; distribution fees; and other Fund expenses.

  This example is intended to help you understand your ongoing costs (in dollars) of investing in the USAZ Van Kampen Mid Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL RETURNS

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Mid Cap Growth Fund..    $1,000.00       $1,142.00           $6.86               1.27%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on the USAZ Van Kampen Mid Cap Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                          ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                             7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
                                          -------------   -------------   -----------------   -----------------
   USAZ Van Kampen Mid Cap Growth Fund..    $1,000.00       $1,018.80           $6.46               1.27%

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND

(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
EXPENSE EXAMPLES AND PORTFOLIO COMPOSITION (UNAUDITED), CONTINUED

  The USAZ Van Kampen Mid Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2005.

                                               PERCENT OF
   USAZ VAN KAMPEN MID CAP GROWTH FUND         NET ASSETS*
   -----------------------------------         -----------
   Consumer Discretionary....................      34.4%
   Consumer Staples..........................       1.5
   Energy....................................       7.7
   Financials................................      10.7
   Health Care...............................       5.2
   Industrials...............................      16.2
   Information Technology....................      13.3
   Materials.................................       0.9
   Telecommunications Services...............       5.9
   Utilities.................................       1.0
   Federal Home Loan Bank....................       3.6
   Short-Term Investments....................      32.0
                                                  -----
                                                  132.4%
                                                  =====

  * Investments are shown as a percentage of net assets, not total investments, and includes any investments resulting from cash collateral received in connection with securities lending. As such the total may not equal 100%.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND

(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
COMMON STOCKS (96.8%):
Consumer Discretionary (34.4%):
    73,600   AutoZone, Inc.*.............  $  6,752,800
    73,700   Career Education
               Corp.*(+).................     2,485,164
    62,900   Cheesecake Factory,
               Inc.*(+)..................     2,351,831
    51,300   Chico's FAS, Inc.*(+).......     2,253,609
    94,900   Desarrolladora Homex SA de
               CV, ADR*(+)...............     2,911,532
   140,650   Expedia, Inc.*(+)...........     3,369,974
    53,300   Gaylord Entertainment
               Co.*(+)...................     2,323,347
    85,345   Getty Images, Inc.*(+)......     7,618,747
    68,700   Harley-Davidson, Inc. ......     3,537,363
   221,625   International Game
               Technology................     6,821,618
    49,000   International Speedway
               Corp. ....................     2,347,100
    72,975   ITT Educational Services,
               Inc.*.....................     4,313,552
    69,060   Lamar Advertising Co.*(+)...     3,186,428
     4,579   NVR, Inc.*(+)...............     3,214,458
    62,390   P.F. Chang's China Bistro,
               Inc.*(+)..................     3,096,416
    60,200   SCP Pool Corp.(+)...........     2,240,644
    67,625   Station Casinos, Inc.(+)....     4,584,975
    39,425   Strayer Education,
               Inc.(+)...................     3,694,123
    56,076   Tractor Supply Co.*(+)......     2,968,663
    35,200   Weight Watchers
               International, Inc.(+)*...     1,739,936
    66,000   Wendy's International,
               Inc. .....................     3,647,160
    57,015   Wynn Resorts, Ltd.*(+)......     3,127,273
                                           ------------
                                             78,586,713
                                           ------------
Consumer Staples (1.5%):
    79,400   Loews Corp.- Carolina
               Group*....................     3,492,806
                                           ------------
Energy (7.7%):
   132,404   Southwestern Energy
               Co.*(+)...................     4,758,600
   229,050   Ultra Petroleum Corp.*(+)...    12,780,990
                                           ------------
                                             17,539,590
                                           ------------
Financials (10.7%):
   106,025   Ameritrade Holding Corp.*...     2,544,600
    92,700   Brookfield Asset Management,
               Inc., Class A*(+).........     4,665,590
    85,200   Brown & Brown, Inc.(+)......     2,602,008
   112,920   Calamos Asset Management,
               Inc., Class A(+)..........     3,551,334
    45,300   CB Richard Ellis Group,
               Inc., Class A*............     2,665,905
    11,930   Chicago Mercantile Exchange
               Holdings, Inc.(+).........     4,384,156
    32,776   St. Joe Co.(+)..............     2,203,203
     3,165   White Mountains Insurance
               Group, Ltd.(+)............     1,767,811
                                           ------------
                                             24,384,607
                                           ------------
Health Care (5.2%):
   131,700   Dade Behring Holdings,
               Inc.(+)...................     5,385,213
    42,600   DaVita, Inc.*...............     2,157,264
    45,800   Gen-Probe, Inc.*............     2,234,582
    37,800   Techne Corp.*...............     2,122,470
                                           ------------
                                             11,899,529
                                           ------------
Industrials (16.2%):
   136,350   C.H. Robinson Worldwide,
               Inc. .....................     5,049,041
    45,825   ChoicePoint, Inc.*..........     2,039,671
    97,775   Corporate Executive Board
               Co.(+)....................     8,770,417
    78,500   Expeditors International of
               Washington, Inc.(+).......     5,299,535
   185,100   Monster Worldwide, Inc.*....     7,555,781
    92,100   Pentair, Inc.(+)............     3,179,292
    85,453   Stericycle, Inc.*(+)........     5,031,473
                                           ------------
                                             36,925,210
                                           ------------
Information Technology (13.3%):

   346,810   Activision, Inc.*(+)........     4,765,169

    47,000   Checkfree Corp.*(+).........     2,157,300

    78,300   Freescale Semiconductor,
               Inc., Class A*(+).........     1,972,377

   138,562   Iron Mountain, Inc.*........     5,850,088

    47,675   Marvell Technology Group,
               Ltd.*.....................     2,674,091

    38,400   Netease.com, Inc.*(+).......     2,156,544

   142,800   Red Hat, Inc.*(+)...........     3,889,872

   115,100   Salesforce.com, Inc.*(+)....     3,688,955

    45,800   Sina Corp.*(+)..............     1,106,528

    85,200   Tessera Technologies,
               Inc.*(+)..................     2,202,420
                                           ------------

                                             30,463,344
                                           ------------
Materials (0.9%):

    35,900   Rinker Group, Ltd.,
               ADR*(+)...................     2,153,282
                                           ------------
Telecommunication Services (5.9%):

   206,379   Crown Castle International
               Corp.*(+).................     5,553,659

   184,100   NII Holdings, Inc.*(+)......     8,041,488
                                           ------------

                                             13,595,147
                                           ------------
Utilities -- (1.0%):

    30,925   Questar Corp.(+)............     2,341,023
                                           ------------
Total Common Stocks
    (Cost $186,757,852)                     221,381,251
                                           ------------

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
U.S. GOVERNMENT SPONSORED ENTERPRISES (3.6%):
Federal Home Loan Bank (3.6%):

$8,300,000   Federal Home Loan Discount
               Note, 3.45%, 1/3/06(b)....  $  8,300,000
                                           ------------
Total U.S. Government Sponsored
Enterprises
    (Cost $8,298,432)
                                              8,300,000
                                           ------------

continued

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND

(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2005

                                               FAIR
  SHARES                                      VALUE
----------                                 ------------
DEPOSIT ACCOUNT (0.0%):

    90,700   TNT Offshore Deposit
               Account...................  $     90,700
                                           ------------
  Total Deposit Account
    (Cost $90,700)                               90,700
                                           ------------
COLLATERAL FOR SECURITIES ON LOAN (32.0%):

73,297,352   Northern Trust Institutional
               Liquid Assets Portfolio...    73,297,352
                                           ------------
  Total Collateral for Securities on Loan
    (Cost $73,297,352)                       73,297,352
                                           ------------
  Total Investments
    (Cost $268,444,336) (a)--132.4%         303,069,303



  Liabilities in excess of other
    assets--(32.4)%                         (74,241,625)
                                           ------------
  Net Assets--100.0%                       $228,827,678
                                           ============


------------

Percentages indicated are based on net assets of $228,827,678.
*   Non-income producing security.
(+) All or a portion of security is loaned as of December 31,
    2005.
ADR --American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately
    $294,355. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $38,060,503
    Unrealized depreciation...................   (3,729,891)
                                                -----------
    Net unrealized appreciation...............  $34,330,612
                                                ===========

(b) The rate presented represents the effective yield at December 31, 2005.
     The following represents the concentrations by country as of December 31, 2005 based upon the total Fair Value of Investments.

    COUNTRY                                     PERCENTAGE
    -------                                     ----------
    United States.............................     93.2%
    Canada....................................      2.0
    Cayman Islands............................      1.4
    Mexico....................................      1.3
    Bermuda...................................      1.2
    Australia.................................      0.9
                                                  -----
                                                  100.0%
                                                  =====

See accompanying notes to the financial statements.
 6

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                                                 USAZ VAN KAMPEN
                                                               MID CAP GROWTH FUND
                                                              (FORMERLY KNOWN AS VAN
                                                               KAMPEN GROWTH FUND)
                                                              ----------------------
ASSETS
Investments, at cost........................................       $268,444,336
                                                                   ============
Investments, at value*......................................       $303,069,303
Interest and dividends receivable...........................             45,475
Receivable for capital shares issued........................             87,878
                                                                   ------------
  Total Assets..............................................        303,202,656
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed.........................            786,922
Payable for return of collateral received...................         73,297,352
Manager fees payable........................................            171,679
Administration fees payable.................................             12,253
Distribution fees payable...................................             48,225
Other accrued liabilities...................................             58,547
                                                                   ------------
  Total Liabilities.........................................         74,374,978
                                                                   ------------
NET ASSETS..................................................       $228,827,678
                                                                   ============

NET ASSETS CONSIST OF:
  Capital...................................................       $185,823,611
  Undistributed net investment income/(loss)................                 --
  Undistributed net realized gains/(losses) on investment
     transactions...........................................          8,379,100
  Net unrealized appreciation/(depreciation) on
     investments............................................         34,624,967
                                                                   ------------
NET ASSETS..................................................       $228,827,678
                                                                   ============
Shares of beneficial interest...............................         17,945,268
Net Asset Value (offering and redemption price per share)...       $      12.75
                                                                   ============

------------
*   Includes securities on loan of $70,799,446.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                  USAZ VAN KAMPEN
                                                                MID CAP GROWTH FUND
                                                               (FORMERLY KNOWN AS VAN
                                                                KAMPEN GROWTH FUND)
                                                               ----------------------
INVESTMENT INCOME:
Interest....................................................        $   203,968
Dividends...................................................            589,263
Income from securities lending..............................             94,532
                                                                    -----------
  Total Investment Income...................................            887,763
                                                                    -----------
EXPENSES:
Manager fees................................................          1,203,072
Administration fees.........................................            100,450
Distribution fees...........................................            360,469
Audit fees..................................................             14,496
Compliance services fees....................................              3,375
Custodian fees..............................................             36,381
Legal fees..................................................             18,102
Shareholder reports.........................................             29,638
Recoupment of prior expenses reimbursed by the Manager......             65,809
Other expenses..............................................             42,649
                                                                    -----------
  Total expenses before reductions..........................          1,874,441
  Less expenses paid indirectly.............................            (80,696)
                                                                    -----------
  Net Expenses..............................................          1,793,745
                                                                    -----------
NET INVESTMENT INCOME/(LOSS)................................           (905,982)
                                                                    -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on security transactions........          9,742,042
Change in unrealized appreciation/depreciation on
  securities................................................         17,940,901
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...         27,682,943
                                                                    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............        $26,776,961
                                                                    ===========

See accompanying notes to the financial statements.
 8

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    USAZ VAN KAMPEN
                                                                  MID CAP GROWTH FUND
                                                                (FORMERLY KNOWN AS VAN
                                                                  KAMPEN GROWTH FUND)
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   (905,982)  $   (510,429)
  Net realized gains/(losses) on security transactions......     9,742,042      1,314,861
  Change in unrealized appreciation/depreciation on
     securities.............................................    17,940,901     12,265,293
                                                              ------------   ------------
  Change in net assets resulting from operations............    26,776,961     13,069,725
                                                              ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net realized gains...................................    (1,704,680)    (2,218,887)
                                                              ------------   ------------
  Change in net assets resulting from dividends to
     shareholders...........................................    (1,704,680)    (2,218,887)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   127,592,621     41,587,951
  Proceeds from dividends reinvested........................     1,704,680      2,218,887
  Cost of shares redeemed...................................   (15,551,619)   (17,071,817)
                                                              ------------   ------------
  Change in net assets from capital transactions............   113,745,682     26,735,021
                                                              ------------   ------------
  Change in net assets......................................   138,817,963     37,585,859
NET ASSETS:
  Beginning of period.......................................    90,009,715     52,423,856
                                                              ------------   ------------
  End of period.............................................  $228,827,678   $ 90,009,715
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)..................  $         --   $         --
                                                              ============   ============
SHARE TRANSACTIONS:
  Shares issued.............................................    10,996,205      4,164,100
  Dividends reinvested......................................       139,727        234,060
  Shares redeemed...........................................    (1,409,608)    (1,788,803)
                                                              ------------   ------------
  Change in shares..........................................     9,726,324      2,609,357
                                                              ============   ============

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND
(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
FINANCIAL HIGHLIGHTS

                                               YEAR ENDED DECEMBER 31,           MAY 1, 2001 TO
                                       ---------------------------------------    DECEMBER 31,
                                         2005       2004      2003      2002        2001(A)
                                       --------    -------   -------   -------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................  $  10.95    $  9.35   $  7.28   $  9.61       $10.00
                                       --------    -------   -------   -------       ------
INVESTMENT ACTIVITIES:
  Net Investment Income/(Loss).......     (0.05)     (0.06)    (0.05)    (0.02)       (0.03)
  Net Realized and Unrealized Gains/
     (Losses) on Investments.........      1.97       1.99      2.12     (2.31)       (0.36)
                                       --------    -------   -------   -------       ------
  Total from Investment Activities...      1.92       1.93      2.07     (2.33)       (0.39)
                                       --------    -------   -------   -------       ------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net Realized Gains.................     (0.12)     (0.33)       --        --           --
                                       --------    -------   -------   -------       ------
  Total Dividends....................     (0.12)     (0.33)       --        --           --
                                       --------    -------   -------   -------       ------
NET ASSET VALUE, END OF PERIOD.......  $  12.75    $ 10.95   $  9.35   $  7.28       $ 9.61
                                       ========    =======   =======   =======       ======
TOTAL RETURN*(b).....................     17.54%     21.23%    28.43%   (24.25)%      (3.90)%
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000's)...  $228,828    $90,010   $52,424   $19,053       $5,461
Net Investment Income/(Loss) Net of
  Waivers/Reimbursements(c)..........     (0.63)%    (0.77)%   (0.73)%   (0.50)%      (0.68)%
Expenses Before
  Waivers/Reimbursements**(c)........      1.30%      1.32%     1.48%     2.31%        4.46%
Expenses Net of
  Waivers/Reimbursements(c)..........      1.24%(e)    1.27%    1.20%     1.20%        1.20%
Portfolio Turnover Rate(b)...........     83.78%(d)  123.60%  229.34%   179.22%      103.16%

------------
* The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) On May 2, 2005, the USAZ Van Kampen Growth Fund became the USAZ Van Kampen Mid Cap Growth Fund.

(e)  The net expense ratio, prior to expenses paid indirectly, was 1.30%.

See accompanying notes to the financial statements.
 10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND
(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of twenty-seven series, the USAZ AIM Basic Value Fund, the USAZ Salomon Brothers Large Cap Value Fund, the USAZ Legg Mason Growth Fund, the USAZ AIM International Equity Fund, the USAZ Davis NY Venture Fund, the USAZ Dreyfus Founders Equity Growth Fund, the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Emerging Technologies Fund, the USAZ Oppenheimer International Growth Fund, the USAZ Oppenheimer Emerging Growth Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, the USAZ Legg Mason Value Fund, the USAZ Franklin Small Cap Value Fund, the USAZ OCC Renaissance Fund, the USAZ OCC Value Fund, the USAZ Money Market Fund, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Global Franchise Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Van Kampen Mid Cap Growth Fund, the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, the USAZ Salomon Brothers Small Cap Growth Fund, and the USAZ Van Kampen Equity and Income Fund (collectively, the "Funds"). These Notes to the Financial Statements are for the USAZ Van Kampen Mid Cap Growth Fund.

  The Trust is authorized to issue an unlimited number of shares without par value. The USAZ Davis NY Venture, USAZ Dreyfus Premier Small Cap Value, USAZ Oppenheimer Global, and USAZ Oppenheimer Main Street Funds offer Class 1 and Class 2 shares. However, only Class 2 shares were available in 2005. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

  Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the USAZ Van Kampen Mid Cap Growth Fund (the "Fund") in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds' Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at close of the New York Stock Exchange (generally 4 PM Eastern Time).

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND
(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

  EXPENSE ALLOCATION

  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one fund of the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the USAllianz Variable Insurance Products and USAllianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis.

  SECURITY LENDING

  To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or certain irrevocable stand-by letters of credit issued by banks domiciled or doing business within the United States, equal initially to at least 102% of the fair value plus accrued interest on the securities lent. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by USAllianz to be of good standing and creditworthy and when, in the judgement of USAllianz, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2005, the Fund had the following amounts outstanding related to securities lending:

                                                                  VALUE OF         VALUE OF
                                                                 COLLATERAL    LOANED SECURITIES
                                                                 -----------   -----------------
   USAZ Van Kampen Mid Cap Growth Fund.........................  $73,297,352      $70,799,446

  The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio at December 31, 2005. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND
(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  COMMISSIONS RECAPTURE

  Certain Funds of the Trust participate in a commissions recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. The amounts for the Fund are disclosed as expenses paid indirectly on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2006.

  For the period ended December 31, 2005, the Manager fees of the Fund were based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775%, and over $500 million at 0.75%. The annual expense limit of the Fund was 1.30%.

  Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. For the period ended December 31, 2005, the Fund repaid the Manager $65,809 for fees that were previously reimbursed by the Manager. At December 31, 2005, the reimbursements that may potentially be made in subsequent years are as follows:

                                                                  EXPIRES      EXPIRES
                                                                 12/31/2006   12/31/2007
                                                                 ----------   ----------
   USAZ Van Kampen Mid Cap Growth Fund.........................   $97,578      $33,651

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Fund are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex annual base fee of $1,250,000 and an additional complex level asset-based fee, computed daily and paid monthly, which is based upon the following schedule:
  0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $6 billion, and 0.02% of net assets over $6 billion. The overall complex level fees are subject to a minimum fee based on $50,000 for each Fund, and the Administrator is reimbursed for certain expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Fund.

  Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS Ohio $100,000 for the period ended December 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as "Compliance services fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

  In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2005, $8,921 was paid from the Fund relating to these fees and expenses.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN MID CAP GROWTH FUND
(FORMERLY KNOWN AS VAN KAMPEN GROWTH FUND)
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2005

  Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers and Trustees receive no compensation for serving in their respective roles. For their service to the Trust, each non-interested Trustee is compensated a $13,500 annual Board retainer and a $4,500 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings. Also, the Trustees are reimbursed for certain expenses. During the year ended December 31, 2005, actual Trustee compensation was $313,500 in total for the Trust.

4. SECURITY PURCHASES AND SALES

  For the period ended December 31, 2005 purchases and sales of securities (excluding short-term securities) were as follows:

                                                                  PURCHASES        SALES
                                                                 ------------   ------------
   USAZ Van Kampen Mid Cap Growth Fund.........................  $224,630,341   $117,479,330

5. FEDERAL INCOME TAX INFORMATION

  It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

  The tax characteristics of dividends paid to shareholders during the year ended December 31, 2005 was $1,704,680 related to net long term capital gains and the year ended December 31, 2004 was $550,780 related to ordinary income and $1,668,107 related to net long term capital gains.

  As of December 31, 2005, the components of accumulated earnings on a tax basis was as follows:

                                                 UNDISTRIBUTED                                      TOTAL
                                                   LONG TERM     ACCUMULATED     UNREALIZED      ACCUMULATED
                                                 CAPITAL GAINS    EARNINGS     APPRECIATION(A)    EARNINGS
                                                 -------------   -----------   ---------------   -----------
   USAZ Van Kampen Mid Cap Growth Fund.........   $8,673,455     $8,673,455      $34,330,612     $43,004,067

  (a) The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of USAZ Van Kampen Mid Cap Growth Fund (the Fund) of the USAllianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2006

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

  The USAllianz Variable Insurance Products Trust (the "Trust") is a manager-of-managers fund. That means that the Trust's Manager ("USAllianz Advisers, LLC") is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

  In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager's experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager's expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

  The Trust's Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust's Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust's Board on its analysis at the regular quarterly meetings of the Board. Where warranted, the Manager will add or remove a particular Subadviser from a "watch" list that it maintains. There are no objective criteria for a Subadviser being placed on the "watch" list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust's Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

  In assessing the Manager's and Subadvisers' (collectively, the "Advisory Organizations") performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

  As required by the Investment Company Act of 1940 ("1940 Act"), the Trust's Board has reviewed and approved the Trust's Investment Management Agreement with the Manager (the "Advisory Agreement") and portfolio management agreements (the "Subadvisory Agreements") with the Subadvisers. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Advisory Organizations' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

  The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services; (2) USAllianz Investor Services, Inc., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

  The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Trust's Board is aware of these factors and takes them into account in its review of the Trust's advisory contracts.

  The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board's formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or "peer group" funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

  The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or "fall out" benefits an Advisory Organization may derive from its relationship with the Funds.

  The Advisory and Subadvisory Agreements (collectively, the "Agreements") were most recently approved at an "in-person" meeting of the Board of Trustees on December 15, 2005. Such Agreements were also considered and discussed at an in-person Board of Trustees meeting held October 25, 2005, and were also considered and discussed at a special telephonic Board of Trustees meeting held November 17, 2005. In preparation for such meetings, the Trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent ("disinterested") Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

  An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The "factors" enumerated by the SEC are set forth below in italics, as well as the Board's conclusions regarding such factors:

  (1) The nature, extent and quality of services provided by the Manager and Subadvisers.

  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund's business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust's investment portfolios. The Trust's Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

  The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

  The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Trust's other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

  (2) The investment performance of the Funds, the Manager and the Subadvisers.

  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (Since only the Money Market Fund has been in existence for five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers' comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meetings held in the fall of 2005, the Manager reported that for the three year period ended September 30, 2005, 13 Funds were in the top 33%, eight were in the middle 33%, and six were in the bottom 34% of their peer groups, and that for the one year period ended September 30, 2005, 12 Funds were in the top 33%, ten were in the middle 33%, and five were in the bottom 34%.

  At the Board of Trustees meeting held December 15, 2005 the Trustees determined that the investment performance of all of the Funds was at least satisfactory.

  As part of its responsibilities, the Manager maintains a "watch list," which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser's portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve "critical mass," or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

  (3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.

  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to "cap" Fund expenses at certain levels, and information is provided to Trustees setting forth "contractual" advisory fees and "actual" fees after taking expense caps into account. Based upon the information provided, the "actual" advisory fees payable by the Funds are generally consistent with the median level of fees paid by generally comparable funds. For example, for the 27 Funds reviewed by the Board of Trustees in the fall of 2005, 18 Funds paid "actual" advisory fees in a percentage amount somewhat higher than the median (up to 12 and 18 basis points for the Van Kampen Aggressive Growth and Van Kampen Global Franchise Funds), and nine Funds paid "actual" advisory fees in a percentage amount somewhat lower than the median (up to 10 basis points for the Franklin Small Cap Value and Oppenheimer International Growth Funds). As part of the contract renewal process in the fall of 2005, USAZ agreed to a temporary management fee waiver of five basis points on the first $250 million in assets in the Van Kampen Aggressive Growth Fund which commenced January 1, 2006 and will continue through April 30, 2007. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

  The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point l2b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to "cap" Fund expenses at certain levels. Based upon the information provided, the "total expense ratios" of the Funds are somewhat higher than those of generally comparable funds. For example, all 27 Funds reviewed in the fall of 2005 had expense ratios above the median of comparable funds. The difference in the expense ratios of the Funds and the median expense ratios of comparable funds range from 6 to 34 basis points, with an average unweighted expense ratio difference of 24 basis points.

  As part of the contract renewal process in the fall of 2005, USAZ agreed that both the USAZ Oppenheimer Global Fund and the USAZ Van Kampen Global Franchise Fund will have a reduced fee cap (operating expense) of six basis points, which commenced January 1, 2006 and will continue through April 30, 2007.

  The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

  The Manager provided information concerning the profitability of the Manager's investment advisory activities for the period from 2002 through the end of 2005 (estimated). The only advisory clients of the Manager during such period were the Trust and the USAllianz Variable Insurance Products Fund of Funds Trust.

  The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Funds was not excessive.

  The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. USAZ was unable to obtain meaningful profitability information from all of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an "arm's length" basis, so that arguably, such profitability information should be less relevant to Trustees. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

  (4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

  The Trustees noted that the advisory fee schedules for 20 of the 27 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such "breakpoints." The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2005 were approximately $4.3 billion, which was represented by 27 Funds, and that no single Fund had assets in excess of $458 million.

  The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2006, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

  Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds' advisory fee rate schedules for 20 of the 27 Funds was acceptable under each Fund's circumstances.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set forth below:

NON-INTERESTED TRUSTEES*

                                                                                                   NUMBER OF
                                POSITION(S)                                                        PORTFOLIOS
                                 HELD WITH                                                        OVERSEEN FOR
                                 USALLIANZ           TERM OF                                       USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP      OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ------------------   ---------------------------  ------------   -----------------
   Harrison Conrad, Age 71     Trustee             Since 10/99       Retired; Board Member of          30              None
   79 Dorchester Rd.                                                 Capital Re Corporation from
   Darien, CT 06820                                                  1995 to December 1999;
                                                                     Retired from J.P. Morgan
                                                                     after 34 years.
   Roger Gelfenbien, Age 62    Trustee             Since 10/99       Retired; Partner of               30        Webster Financial
   23680 Peppermill Court                                            Accenture from 1983 to                        Phoenix Edge
   Bonita Springs, FL 34134                                          August 1999.                                Funds (32 Funds)
   Dickson W. Lewis, Age 57    Trustee              Since 2/04       Vice President/General            30              None
   2355 Abingdon Way                                                 Manager of Jostens, Inc., a
   Long Lake, MN 55356                                               manufacturer of school
                                                                     products, 2001 to Present;
                                                                     Senior Vice President of
                                                                     Fortis Group, a Life
                                                                     Insurance and Securities
                                                                     company, 1997 to 2001;
                                                                     Consultant to Hartford
                                                                     Insurance Co., 2001
   Claire R. Leonardi, Age 50  Trustee              Since 2/04       General Partner of Fairview       30        University of CT
   Kickerville Rd                                                    Capital, L.P., a venture                      Health Center
   Long Lake, NY 12847                                               capital fund-of-funds, 9/94
                                                                     to present
   Arthur C. Reeds III, Age    Trustee             Since 10/99       Retired Senior Investment         30        Connecticut Water
   61                                                                Officer, Hartford                             Service, Inc.
   44 Foxboro Rd,                                                    Foundation for Public
   Essex, CT 06426                                                   Giving from September 2000
                                                                     to January 2003; Chairman,
                                                                     Chief Executive and
                                                                     President of Conning Corp.
                                                                     from September 1999 to
                                                                     March 2000; Investment
                                                                     Consultant from 1997 to
                                                                     September 1999
   Peter W. McClean, Age 62    Trustee              Since 2/04       Retired; President and CEO        30              Cyrus
   18 Covewood Drive                                                 of Measurisk, a market risk                 Reinsurrance MoA
   Rowayton, CT 06853                                                information company, 2003                      Hospitality
                                                                     to 2005; Chief Risk                          Energy Capital,
                                                                     Management Officer at Bank                    LLC Advisory
                                                                     of Bermuda, Ltd., 4/96 to                         Board
                                                                     8/01

INTERESTED TRUSTEES**

                                                                                                   NUMBER OF
                                POSITION(S)                                                        PORTFOLIOS
                                 HELD WITH                                                        OVERSEEN FOR
                                 USALLIANZ           TERM OF                                       USALLIANZ       DIRECTORSHIPS
                                VIP AND VIP      OFFICE/LENGTH OF      PRINCIPAL OCCUPATION(S)    VIP AND VIP    HELD OUTSIDE THE
   NAME, ADDRESS, AND AGE        FOF TRUST        TIME SERVED***       DURING THE PAST 5 YEARS     FOF TRUST       FUND COMPLEX
   ----------------------      --------------   ------------------   ---------------------------  ------------   -----------------
   Michael Ahles, Age 39       Trustee             Since 06/05       Senior Vice President,            30              None
   5701 Golden Hills Drive                                           Senior Financial Officer,
   Minneapolis, MN 55416                                             Allianz Life Insurance
                                                                     Company of North America
                                                                     from August 2005 to
                                                                     present. Senior Vice
                                                                     President and Chief
                                                                     Financial Officer,
                                                                     USAllianz Investor
                                                                     Services, LLC and Vice
                                                                     President, Allianz Life
                                                                     from July 1999 to August
                                                                     2005
   Jeffrey Kletti, Age 39      Chairman of          Since 2/04       Senior Vice President             30              None
   5701 Golden Hills Drive     the Board and                         Advisory Management,
   Minneapolis, MN 55416       President                             USAllianz Advisers 2000 to
                                                                     present; formerly, 2nd Vice
                                                                     President of Mutual Fund
                                                                     Marketing, Fortis Financial
                                                                     Group

OFFICERS

                               POSITION(S) HELD
                                WITH USALLIANZ
                                 VIP AND VIP
   NAME, ADDRESS, AND AGE         FOF TRUST             PRINCIPAL OCCUPATION (S) DURING THE PAST 5 YEARS
   ----------------------      ----------------   ------------------------------------------------------------
   Michael Radmer, Age 60      Secretary          Partner, Dorsey & Whitney LLP since 1976.
   Dorsey & Whitney LLP
   Suite 1500
   50 South Sixth Street
   Minneapolis, MN 55402-1498
   Patrick Keniston, Age 42    Assistant          Counsel, Legal Services of BISYS Fund Services from March
   BISYS Fund Services, Inc.   Secretary          2005 to present; Attorney, Citigroup GTS Fund Services from
   3435 Stelzer Road                              October 2001 to March 2005.
   Columbus, OH 43219
   Troy Sheets, Age 34         Treasurer          Vice President of Financial Services of BISYS Fund Services
   BISYS Fund Services, Inc.                      from 2002 to present; Audit Manager with KPMG LLP from
   3435 Stelzer Road                              1998-2002.
   Columbus, OH 43219
   Rodney L. Ruehle, Age 37    Chief Compliance   Vice President of CCO Services Group of BISYS Fund Services
   BISYS Fund Services, Inc.   Officer            from July 2004 to present; Director, Compliance Services of
   3435 Stelzer Road                              BISYS Fund Services from August 1995 to July 2004.
   Columbus, OH 43219

    * Member of the Audit Committee.

   ** Is an "interested person", as defined by the 1940 Act, due to their employment by USAllianz.

  *** Indefinite.

  The Trust's Statement of Additional Information includes additional information about the trustees and officers and is available by calling toll free (877) 833-7113.

OTHER INFORMATION (UNAUDITED)

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission's website at www.sec.gov, or by calling 800-624-0197.

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
  (i) without charge, upon request, by calling 800-624-0197; (ii) on the USAllianz Variable Insurance Products Trust's website at http://www.AllianzLife.com/document/NPX.pdf; and (iii) on the Securities and Exchange Commissions' website at http://www.sec.gov.

  Schedules of Portfolio Investments for periods ending March 31 and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

                                USALLIANZ FUNDS

THE USALLIANZ VIP FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THESE FUNDS ARE NOT FDIC INSURED.                    ANNRPT1205 2/06

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2, EXCEPT FOR, EFFECTIVE APRIL 8, 2005, JEFFREY KLETTI REPLACED CHRIS PINKERTON AS THE PRESIDENT OF THE REGISTRANT.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THERE IS NOT AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(3) THE AUDIT COMMITTEE DOES NOT CURRENTLY HAVE ANY MEMBERS OF THE AUDIT COMMITTEE WHO BELIEVE THAT THEY QUALIFY AS AN "AUDIT COMMITTEE FINANCIAL EXPERT." THE AUDIT COMMITTEE IS CONFIDENT, HOWEVER, THAT ITS CURRENT MEMBERSHIP IS FULLY CAPABLE OF CARRYING OUT AND FULFILLING THE RESPONSIBILITIES OF BEING MEMBERS OF THE AUDIT COMMITTEE AND CURRENTLY HAS NO PLANS TO RECRUIT ADDITIONAL MEMBERS WHO WOULD QUALIFY AS "AUDIT COMMITTEE FINANCIAL EXPERTS."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004        $243,840
2005        $290,790

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004        $4,000
2005        $4,250

      Review of annual registration statement filed with the SEC.

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004        $44,800
2005        $53,409

      For the preparation and review of the U.S. tax return for regulated investment companies, the return of excise tax on undistributed income of regulated investment companies and review of capital gain distribution calculations.

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004        $0
2005        $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      The registrant's audit committee meets with the principal accountant the review and pre-approve all audit and non-audit services to be provided by the auditor.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004        0%
2005        0%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      Not Applicable.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004        $48,800
2005        $57,659

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      USAllianz Variable Insurance Products Trust

By (Signature and Title)*  /s/ Troy A. Sheets         Troy A. Sheets, Treasurer
                          -----------------------------------------------------

Date    3/10/06

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Troy A. Sheets        Troy A. Sheets, Treasurer
                           ----------------------------------------------------

Date    3/10/06

By (Signature and Title)*   /s/ Jeffrey Kletti        Jeffrey Kletti, President
                           ----------------------------------------------------

Date    3/10/06

* Print the name and title of each signing officer under his or her signature.